         As filed with the Securities and Exchange Commission on April 23, 2013

                                                    Registration Nos. 033-39100
                                                                      811-05200
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. [ ]

                      Post-Effective Amendment No. 37 [X]


                                      and

                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940


                             Amendment No. 250 [X]


                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                          (Exact Name of Registrant)

                      METLIFE INVESTORS INSURANCE COMPANY
                              (Name of Depositor)
                           5 Park Plaza, Suite 1900
                               Irvine, CA 92614
             (Address of Depositor's Principal Executive Offices)
              (Depositor's Telephone Number, including Area Code)
                                (800) 989-3752

                        (Name and Address of Guarantor)
                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                            13045 Tesson Ferry Road
                              St. Louis, MO 63128

                    (Name and Address of Agent for Service)

                              Eric T. Steigerwalt

                                   President
                      MetLife Investors Insurance Company

                                 501 Route 22
                             Bridgewater, NJ 08807
                                (908) 253-1000


                                   Copy to:

                           W. Thomas Conner, Esquire
                                  Reed Smith
                              1301 K Street, N.W.
                             Suite 1100-East Tower
                             Washington, DC 20005
                                (202) 414-9208


                (Approximate Date of Proposed Public Offering)

It is proposed that this filing will become effective (check appropriate box):

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on April 29, 2013 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ] on (date) pursuant to paragraph (a) (1) of Rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Registered: (1) Individual Variable Annuity Contracts, and
(2) Guarantee related to insurance obligations under variable annuity contracts.
================================================================================

                                                 THE FIXED AND VARIABLE ANNUITY
                                                                      ISSUED BY
                                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                                                            AND

                                            METLIFE INVESTORS INSURANCE COMPANY

    This prospectus describes the Fixed and Variable Annuity Contract issued by MetLife Investors Insurance Company (MetLife Investors, we or us). THE CONTRACT
   IS NOT AVAILABLE FOR NEW SALES. However, you can continue to make additional purchase payments to your contract.

The annuity contract has many investment choices - a fixed account which offers an interest rate which is guaranteed by MetLife Investors, and the available investment portfolios. You can put your money in the fixed account and/ or any of these investment portfolios (except as noted).

       CERTAIN PORTFOLIOS LISTED BELOW MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX B - PART 2 CONTAINS A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR
                                                                      CONTRACT.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I):
   Invesco V.I. International Growth Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS):
   Equity-Income Portfolio
   Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1):
   Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED)):
   Clarion Global Real Estate Portfolio

   ClearBridge Aggressive Growth Portfolio
     (formerly Legg Mason ClearBridge Aggressive Growth Portfolio) Invesco Comstock Portfolio (Class B)
     (formerly Van Kampen Comstock Portfolio)

   Lord Abbett Bond Debenture Portfolio
   Lord Abbett Mid Cap Value Portfolio


   MFS(R) Emerging Markets Equity Portfolio
   MFS(R) Research International Portfolio
   Morgan Stanley Mid Cap Growth Portfolio

   Oppenheimer Global Equity Portfolio (Class A and Class B)
     (formerly Met/Templeton Growth Portfolio)

   PIMCO Total Return Portfolio
   Pioneer Fund Portfolio
   T. Rowe Price Large Cap Value Portfolio



METROPOLITAN SERIES FUND (CLASS A (OR CLASS B AS NOTED)):
   Baillie Gifford International Stock Portfolio


   BlackRock Bond Income Portfolio (Class A and Class B)
   BlackRock Money Market Portfolio
   Davis Venture Value Portfolio
   Jennison Growth Portfolio (Class A and Class B)
   MFS(R) Total Return Portfolio
   MFS(R) Value Portfolio (Class B)

   Neuberger Berman Genesis Portfolio

   T. Rowe Price Large Cap Growth Portfolio
   T. Rowe Price Small Cap Growth Portfolio
   Western Asset Management Strategic Bond Opportunities Portfolio

PUTNAM VARIABLE TRUST (CLASS IB):
   Putnam VT Equity Income Fund

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the MetLife Investors Fixed and Variable Annuity Contract.


To learn more about the MetLife Investors Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated April 29, 2013. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 33 of this prospectus. For a free copy of the SAI, call us at (800) 343-8496 or complete and mail the enclosed form.


The contracts:

..  are not bank deposits
..  are not FDIC insured
..  are not insured by any federal government agency
..  are not guaranteed by any bank or credit union
..  may be subject to loss of principal

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


April 29, 2013

                 TABLE OF CONTENTS                        PAGE

                 INDEX OF SPECIAL TERMS..................    2

                 SUMMARY.................................    3

                 FEE TABLES AND EXAMPLES.................    5

                 1. THE ANNUITY CONTRACT.................    9
                    Frequent or Large Transfers..........    9

                 2. ANNUITY PAYMENTS (THE INCOME PHASE)..    9
                    Annuity Date.........................    9
                    Annuity Payments.....................   10
                    Annuity Options......................   10

                 3. PURCHASE.............................   12
                    Purchase Payments....................   12
                    Allocation of Purchase Payments......   12
                    Accumulation Units...................   12
                    Account Value........................   13

                 4. INVESTMENT OPTIONS...................   13
                    Transfers............................   15
                    Restrictions on Transfers............   16
                    Dollar Cost Averaging Program........   17
                    Automatic Rebalancing Program........   18
                    Voting Rights........................   18
                    Substitution.........................   18

                 5. EXPENSES.............................   18
                    Insurance Charges....................   18
                    Contract Maintenance Charge..........   19
                    Withdrawal Charge....................   19
                    Reduction or Elimination of the
                     Withdrawal Charge...................   20
                    Premium Taxes and Other Taxes........   20
                    Transfer Fee.........................   20
                    Investment Portfolio Expenses........   20

                 6. ACCESS TO YOUR MONEY.................   21
                    Systematic Withdrawal Program........   21
                    Suspension of Payments or Transfers..   21

                 7. PERFORMANCE..........................   22

                 8. DEATH BENEFIT........................   22
                    Upon Your Death......................   22
                    Death of Annuitant...................   25
                    Controlled Payout....................   26
                    Abandoned Property Requirements......   26

                 9. FEDERAL INCOME TAX STATUS............   26
                    Taxation of Non-Qualified Contracts..   26


                   Taxation of Qualified Contracts......... 28
                   Tax Credits and Deductions.............. 30
                   Possible Tax Law Changes................ 31

                10. OTHER INFORMATION...................... 31
                   MetLife Investors....................... 31
                   The Separate Account.................... 31
                   Distributor............................. 32
                   Selling Firms........................... 32
                   Compensation Paid to All Selling Firms.. 32
                   Ownership............................... 32
                   Beneficiary............................. 33
                   Assignment.............................. 33
                   Financial Statements.................... 33

                TABLE OF CONTENTS OF THE STATEMENT OF
                ADDITIONAL INFORMATION..................... 33


               APPENDIX A
               CONDENSED FINANCIAL INFORMATION.............. A-1

               APPENDIX B
               PARTICIPATING INVESTMENT PORTFOLIOS.......... B-1

INDEX OF SPECIAL TERMS
Because of the complex nature of the contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                 PAGE
                         Accumulation Phase.......  9
                         Accumulation Unit........ 12
                         Annuitant................ 10
                         Annuity Date.............  9
                         Annuity Options.......... 10
                         Annuity Payments.........  9
                         Annuity Unit............. 12
                         Beneficiary.............. 33
                         Fixed Account............  9
                         Income Phase.............  9
                         Investment Portfolios.... 13
                         Joint Owner.............. 32
                         Non-Qualified............ 26
                         Owner.................... 32
                         Purchase Payment......... 12
                         Qualified................ 26
                         Tax Deferral.............  9

SUMMARY

THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN THIS PROSPECTUS WHICH DISCUSS THE TOPICS IN MORE DETAIL.

1.  THE ANNUITY CONTRACT:

The fixed and variable annuity contract issued by MetLife Investors is a contract between you, the owner, and MetLife Investors, an insurance company. The contract provides a means for investing on a tax-deferred basis. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options. New contracts are no longer offered by MetLife Investors.

This contract offers investment portfolios. These portfolios are designed to offer a better return than the fixed account. However, this is NOT guaranteed. You can also lose your money. Appendix B contains a list of the portfolios available with your contract.

The fixed account offers an interest rate that is guaranteed by the insurance company, MetLife Investors. While your money is in the fixed account, the interest your money will earn as well as your principal is guaranteed by MetLife Investors.


Except as otherwise limited by MetLife Investors (see "Investment Options - Restrictions on Transfers"), you can transfer between accounts up to 12 times a year without charge or tax implications.


The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your contract.

The amount of money you are able to accumulate in your account during the accumulation phase will determine, in part, the amount of income payments during the income phase.

We are obligated to pay all money we owe under the contracts, including death benefits and income payments. Any such amount that exceeds the assets in the Separate Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "Other Information--The Separate Account.")

2.  ANNUITY PAYMENTS (THE INCOME PHASE):

If you want to receive regular income from your annuity, you can choose an annuity option. Once you begin receiving regular payments, you cannot change your payment plan. During the income phase, you have the same investment choices you had during the accumulation phase. You can choose to have payments come from the fixed account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

3.  PURCHASE:

Currently, this contract is not available for new sales. However, you can add $500 or more any time you like during the accumulation phase. This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state income tax brackets.

4.  INVESTMENT OPTIONS:

You can put your money in any or all of the investment portfolios which are briefly described in Appendix B and more fully described in the prospectuses for the funds. Currently, you can only invest in 15 investment portfolios at any one time. Depending upon market conditions and the performance of the portfolio(s) you select, you can make or lose money in any of the portfolios. Certain portfolios may not be available with your contract. Appendix B - Part 2 contains a list of the portfolios available with your contract.

5.  EXPENSES:

The contract has insurance features and investment features, and there are costs related to each.

.. Each year MetLife Investors deducts a $30 contract maintenance charge from your contract. During the accumulation phase, MetLife Investors currently waives this charge if the value of your contract is at least $50,000.

.. MetLife Investors also deducts for its insurance charges which total 1.40% of the average daily value of your contract allocated to the investment portfolios.

.. If you take your money out, MetLife Investors may assess a withdrawal charge which is equal to 5% of the purchase payment you withdraw. After MetLife Investors has had a purchase payment for 5 years, there is no charge by MetLife Investors for a withdrawal of that purchase payment.

..  When you begin receiving regular income payments from your annuity, MetLife
   Investors will assess a state premium tax charge which ranges from 0%-3.5%, depending upon the state.

.. The first 12 transfers in a year are free. After that, a transfer fee of $25 or 2% of the amount transferred (whichever is less) is assessed.


.. There are also investment charges which range from 0.35% to 1.07% of the average daily value of the investment portfolio (before reimbursement or waiver), depending upon the investment portfolio.


6.  ACCESS TO YOUR MONEY:

You can take money out at any time during the accumulation phase. After the first contract year, you can take up to 10% of your total purchase payments each year without charge from MetLife Investors. Withdrawals of purchase payments in excess of that may be charged a withdrawal charge, depending on how long your money has been in the contract. However, MetLife Investors will never assess a withdrawal charge on earnings you withdraw. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

7.  DEATH BENEFIT:

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit.

8.  OTHER INFORMATION:

NO PROBATE. In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate.

ADDITIONAL FEATURES. This contract has additional features you might be interested in. These include:

.. You can arrange to have money automatically sent to you each month while your contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. We call this feature the Systematic Withdrawal Program.

.. You can arrange to have a regular amount of money automatically invested in investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature Dollar Cost Averaging.

.. You can arrange to automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature Automatic Rebalancing.

.. Under certain circumstances, MetLife Investors will give you your money without a withdrawal charge if you need it while you're in a nursing home. We call this feature the Nursing Home Waiver.

These features are not available in all states and may not be suitable for your particular situation.

9.  TAXES:

Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.

10. INQUIRIES:

If you need more information, please contact the Annuity Service Center at:

MetLife Investors Distribution Company
P.O. Box 10366
Des Moines, IA 50306-0366
800-343-8496

FEE TABLES AND EXAMPLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.
STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.
--------------------------------------------------------------------------------

OWNER TRANSACTION EXPENSES TABLE
WITHDRAWAL CHARGE (Note 1)  5%
   (as a percentage of
   purchase payments)
TRANSFER FEE (Note 2)       $0 (First 12 per year)
                            Thereafter $25 or 2% of transfer, whichever is less

--------------------------------------------------------------------------------
Note 1. The withdrawal charge is 5% of the purchase payment. After we have the purchase payment for 5 years there is no charge for withdrawal of that purchase payment. See "Expenses - Withdrawal Charge" for 10% free withdrawal amount.

Note 2. There is no charge for the first 12 transfers in a contract year; thereafter the fee is the lesser of $25 or 2% of the transfer. MetLife Investors will not charge you for the transfer fee even if there are more than 12 transfers in a year if the transfer is for dollar cost averaging or automatic rebalancing programs.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING INVESTMENT PORTFOLIO FEES AND EXPENSES.
--------------------------------------------------------------------------------

   PERIODIC FEES AND EXPENSES TABLE
   CONTRACT MAINTENANCE CHARGE (Note 1)                                  $30
   SEPARATE ACCOUNT ANNUAL EXPENSES
   (referred to as Separate Account Product Charges)
   (as a percentage of average account value in the Separate Account)
   Mortality and Expense Charge*                                       1.25%
   Administration Expense Charge                                       0.15%
                                                                       -----
   Total Separate Account Product Charges                              1.40%

--------------------------------------------------------------------------------


* For Premier Advisor, Destiny Select and Prevail contracts, we are waiving an amount of the Mortality and Expense Charge equal to the investment portfolio expenses that are in excess of (1) 0.67% for account value allocated to the T. Rowe Price Large Cap Growth Portfolio (Class A) and (2) 0.59% for account value allocated to the T. Rowe Price Large Cap Value Portfolio (Class A). For Cova VA contracts, we are waiving an amount of the Mortality and Expense Charge equal to the investment portfolio expenses that are in excess of 0.83% for account value allocated to the T. Rowe Price Large Cap Value Portfolio (Class A). For Cova VA contracts, we are waiving an amount of the Mortality and Expense Charge equal to the investment portfolio expenses that are in excess of 0.87% for account value allocated to the Oppenheimer Global Equity Portfolio (Class B).


Note 1. During the accumulation phase, we will not charge the contract maintenance charge if the value of your account is $50,000 or more, although, if you make a complete withdrawal, we will charge the contract maintenance charge.

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE INVESTMENT PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN INVESTMENT PORTFOLIOS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH INVESTMENT PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE INVESTMENT PORTFOLIOS AND IN THE FOLLOWING TABLES.

--------------------------------------------------------------------------------

Total Annual Investment                                                                            Minimum Maximum
Portfolio Operating                                                                                 0.35%   1.07%
Expenses (expenses that are deducted from investment portfolio assets, including management fees,
12b-1/service fees, and other expenses)

--------------------------------------------------------------------------------
FOR INFORMATION CONCERNING COMPENSATION PAID FOR THE SALE OF THE CONTRACTS, SEE "DISTRIBUTOR."

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an investment portfolio)

The following table is a summary. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for each investment portfolio.


----------------------------------------------------------------------------------------------------------------------
                                                  Distribution            Acquired    Total                  Net Total
                                                     and/or               Fund Fees  Annual     Fee Waiver    Annual
                                      Management Service (12b-1)  Other      and    Operating and/or Expense Operating
                                         Fee          Fees       Expenses Expenses  Expenses  Reimbursement  Expenses
----------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(INVESCO VARIABLE INSURANCE
FUNDS) -- SERIES I
----------------------------------------------------------------------------------------------------------------------
 Invesco V.I. International
   Growth Fund                           0.71%          --         0.30%      --      1.01%          --        1.01%
----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INITIAL CLASS
----------------------------------------------------------------------------------------------------------------------
 Equity-Income Portfolio                 0.46%          --         0.10%      --      0.56%          --        0.56%
----------------------------------------------------------------------------------------------------------------------
 Growth Opportunities Portfolio          0.56%          --         0.13%      --      0.69%          --        0.69%
----------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS
TRUST -- CLASS 1
----------------------------------------------------------------------------------------------------------------------
 Templeton Foreign Securities Fund       0.64%          --         0.15%      --      0.79%          --        0.79%
----------------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
----------------------------------------------------------------------------------------------------------------------
 Clarion Global Real Estate
   Portfolio -- Class A                  0.60%          --         0.06%      --      0.66%          --        0.66%
----------------------------------------------------------------------------------------------------------------------
 ClearBridge Aggressive Growth
   Portfolio -- Class A                  0.61%          --         0.03%      --      0.64%          --        0.64%
----------------------------------------------------------------------------------------------------------------------
 Invesco Comstock Portfolio --
   Class B                               0.57%        0.25%        0.03%      --      0.85%        0.02%       0.83%
----------------------------------------------------------------------------------------------------------------------
 Lord Abbett Bond Debenture
   Portfolio -- Class A                  0.51%          --         0.03%      --      0.54%          --        0.54%
----------------------------------------------------------------------------------------------------------------------
 Lord Abbett Mid Cap Value
   Portfolio -- Class A                  0.65%          --         0.04%    0.06%     0.75%        0.00%       0.75%
----------------------------------------------------------------------------------------------------------------------
 MFS(R) Emerging Markets Equity
   Portfolio -- Class A                  0.91%          --         0.16%      --      1.07%        0.02%       1.05%
----------------------------------------------------------------------------------------------------------------------
 MFS(R) Research International
   Portfolio -- Class A                  0.68%          --         0.07%      --      0.75%        0.05%       0.70%
----------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Mid Cap Growth
   Portfolio -- Class A                  0.65%          --         0.07%      --      0.72%        0.01%       0.71%
----------------------------------------------------------------------------------------------------------------------
 Oppenheimer Global Equity
   Portfolio -- Class A                  0.67%          --         0.09%      --      0.76%        0.02%       0.74%
----------------------------------------------------------------------------------------------------------------------
 Oppenheimer Global Equity
   Portfolio -- Class B                  0.67%        0.25%        0.09%      --      1.01%        0.02%       0.99%
----------------------------------------------------------------------------------------------------------------------
 PIMCO Total Return
   Portfolio -- Class A                  0.48%          --         0.03%      --      0.51%          --        0.51%
----------------------------------------------------------------------------------------------------------------------
 Pioneer Fund Portfolio -- Class A       0.64%          --         0.04%      --      0.68%        0.03%       0.65%
----------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Large Cap Value
   Portfolio -- Class A                  0.57%          --         0.02%      --      0.59%          --        0.59%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND
----------------------------------------------------------------------------------------------------------------------
 Baillie Gifford International Stock
   Portfolio -- Class A                  0.81%          --         0.10%      --      0.91%        0.10%       0.81%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
 BlackRock Bond Income
   Portfolio -- Class A                  0.32%          --         0.04%      --      0.36%        0.00%       0.36%
----------------------------------------------------------------------------------------------------------------------
 BlackRock Bond Income
   Portfolio -- Class B                  0.32%        0.25%        0.04%      --      0.61%        0.00%       0.61%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                Distribution            Acquired    Total                  Net Total
                                                   and/or               Fund Fees  Annual     Fee Waiver    Annual
                                    Management Service (12b-1)  Other      and    Operating and/or Expense Operating
                                       Fee          Fees       Expenses Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------
 BlackRock Money Market
   Portfolio -- Class A                0.33%          --         0.02%      --      0.35%        0.01%       0.34%
--------------------------------------------------------------------------------------------------------------------
 Davis Venture Value
   Portfolio -- Class A                0.70%          --         0.03%      --      0.73%        0.05%       0.68%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 Jennison Growth
   Portfolio -- Class A                0.61%          --         0.03%      --      0.64%        0.07%       0.57%
--------------------------------------------------------------------------------------------------------------------
 Jennison Growth
   Portfolio -- Class B                0.61%        0.25%        0.03%      --      0.89%        0.07%       0.82%
--------------------------------------------------------------------------------------------------------------------
 MFS(R) Total Return
   Portfolio -- Class A                0.55%          --         0.05%      --      0.60%          --        0.60%
--------------------------------------------------------------------------------------------------------------------
 MFS(R) Value Portfolio -- Class B     0.70%        0.25%        0.03%      --      0.98%        0.13%       0.85%
--------------------------------------------------------------------------------------------------------------------
 Neuberger Berman Genesis
   Portfolio -- Class A                0.82%          --         0.04%      --      0.86%        0.01%       0.85%
--------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Large Cap Growth
   Portfolio -- Class A                0.60%          --         0.04%      --      0.64%        0.01%       0.63%
--------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Small Cap Growth
   Portfolio -- Class A                0.49%          --         0.06%      --      0.55%          --        0.55%
--------------------------------------------------------------------------------------------------------------------
 Western Asset Management
   Strategic Bond Opportunities
   Portfolio -- Class A                0.60%          --         0.05%      --      0.65%        0.04%       0.61%
--------------------------------------------------------------------------------------------------------------------
PUTNAM VARIABLE
TRUST -- CLASS IB
--------------------------------------------------------------------------------------------------------------------
 Putnam VT Equity Income Fund          0.49%        0.25%        0.15%    0.03%     0.92%          --        0.92%
--------------------------------------------------------------------------------------------------------------------



The information shown in the table above was provided by the investment portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the investment portfolio's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the investment portfolio, but that the expenses of the investment portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the investment portfolio's board of directors or trustees, are not shown.


EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND INVESTMENT PORTFOLIO FEES AND EXPENSES.

THE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND ASSUME: A) MAXIMUM AND (B) MINIMUM FEES AND EXPENSES OF ANY OF THE INVESTMENT PORTFOLIOS (BEFORE REIMBURSEMENT AND/OR WAIVER). ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
         (a)$776                    (a)$1,295                   (a)$1,888                   (a)$3,027
         (b)$704                    (b)$1,079                   (b)$1,526                   (b)$2,298

(2) IF YOU DO NOT SURRENDER YOUR CONTRACT OR IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


                                               Time Periods
         1 year                      3 years                     5 years                    10 years
---------------------------------------------------------------------------------------------------------------
         (a)$276                     (a)$845                    (a)$1,438                   (a)$3,027
         (b)$204                     (b)$629                    (b)$1,076                   (b)$2,298


The Examples should not be considered a representation of past or future expenses or annual rates of return of any investment portfolio. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

1.  THE ANNUITY CONTRACT

This Prospectus describes the Fixed and Variable Annuity Contract issued by MetLife Investors. Currently, MetLife Investors is not offering this contract for new sales. However, you may continue to make additional purchase payments to your contract.

An annuity is a contract between you, the owner, and an insurance company (in this case MetLife Investors), where the insurance company promises to pay an income to you, in the form of annuity payments. Annuity payments must begin on a designated date that is at least 30 days in the future. Until you decide to begin receiving annuity payments, your annuity is in the ACCUMULATION PHASE. Once you begin receiving annuity payments, your contract switches to the INCOME PHASE.

The contract benefits from TAX DEFERRAL. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

The contract is called a variable annuity because you can choose among the investment portfolios and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the investment portfolio(s) you select. The amount of the annuity payments you receive during the income phase from the variable annuity portion of the contract also depends, in part, on the investment performance of the investment portfolios you select for the income phase. We do not guarantee the investment performance of the variable annuity portion. You bear the full investment risk for all amounts allocated to the variable annuity portion.

The contract also contains a FIXED ACCOUNT. The fixed account is not offered by this prospectus. The fixed account offers an interest rate that is guaranteed by MetLife Investors. MetLife Investors guarantees that the interest rate credited to the fixed account will not be less than 3% per year with respect to contracts issued on or after May 1, 1996. If you select the fixed account, your money will be placed with the other general assets of MetLife Investors, and the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the total interest credited to your contract. The amount of the annuity payments you receive during the income phase from the fixed account portion of the contract will remain level for the entire income phase.

As owner of the contract, you exercise all interest and rights under the contract. You can change the owner at any time by notifying MetLife Investors in writing. You and your spouse can be named joint owners. We have described more information on this under "Other Information - Ownership."


FREQUENT OR LARGE TRANSFERS

We have policies and procedures that attempt to detect frequent transfers in situations where there is potential for pricing inefficiencies and where, therefore, the transfers may adversely affect owners and other persons who have interests in the contracts. We employ various means to monitor transfer activity, such as periodically examining the frequency and size of an owner's transfers into and out of investment portfolios that we believe present the potential for pricing inefficiencies. Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers.

Large transfers may increase brokerage and administrative costs of the investment portfolios and may disrupt portfolio management strategy. We do not monitor for large transfers except where a portfolio manager of a particular investment portfolio has brought large transfer activity to our attention, including "block transfers" where transfer requests have been submitted on behalf of multiple owners by a third party, such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above.

Our policies and procedures on frequent or large transfers are discussed in more detail in "Investment Options - Restrictions on Transfers." We may revise these policies and procedures in our sole discretion at any time without prior notice.


2.  ANNUITY PAYMENTS (THE INCOME PHASE)

ANNUITY DATE

Under the contract you can receive regular income payments (referred to as annuity payments). You can choose the month and year in which those payments begin. We call that date the ANNUITY DATE. Your annuity date must be the first day of a calendar month.

We ask you to choose your annuity date when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. Your annuity date cannot be any earlier than one month after you buy the contract.

ANNUITY PAYMENTS


You will receive ANNUITY PAYMENTS during the income phase. In general, annuity payments must begin by the annuitant's 85th birthday or 10 years from the date the contract was issued, whichever is later (this requirement may differ slightly for special programs). We may allow you to extend your annuity date, subject to restrictions that may apply in your state, restrictions imposed by your selling firm, and our current established administrative procedures. The ANNUITANT is the person whose life we look to when we make annuity payments.


During the income phase, you have the same investment choices you had just before the start of the income phase. At the annuity date, you can choose whether payments will come from the:

..  fixed account,

..  the investment portfolio(s) or

..  a combination of both.

If you don't tell us otherwise, your annuity payments will be based on the investment allocations that were in place on the annuity date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon 3 things:

1) the value of your contract in the investment portfolio(s) on the annuity date,

2) the 3% assumed investment return used in the annuity table for the contract, and

3) the performance of the investment portfolios you selected.

If the actual performance exceeds the 3% assumed investment return, your annuity payments will increase. Similarly, if the actual investment rate is less than 3%, your annuity payments will decrease.

Annuity payments are made monthly unless you have less than $5,000 to apply toward a payment, except in New Jersey ($2,000 if the contract is issued in Massachusetts or Texas). In that case, MetLife Investors may pay your annuity payment in a single lump sum. Likewise, if your annuity payments would be less than $100 a month ($20 in Texas), MetLife Investors has the right to change the frequency of payments so that your annuity payments are at least $100 ($20 in Texas).

ANNUITY OPTIONS

You can choose among income plans. We call those ANNUITY OPTIONS. We ask you to choose an annuity option when you purchase the contract. You can change it at any time before the annuity date with 30 days notice to us. If you do not choose an annuity option at the time you purchase the contract, we will assume that you selected Option 2 which provides a life annuity with 10 years of guaranteed payments.

You can choose one of the following annuity options or any other annuity option acceptable to MetLife Investors. After annuity payments begin, you cannot change the annuity option.

OPTION 1. LIFE ANNUITY. Under this option, we will make an annuity payment each month so long as the annuitant is alive. After the annuitant dies, we stop making annuity payments. It is possible under this option to receive only one annuity payment if the annuitant dies before the due date of the second payment or only two annuity payments if death occurs before the due date of the third payment, and so on.

OPTION 2. LIFE ANNUITY WITH 5, 10 OR 20 YEARS GUARANTEED. Under this option, we will make an annuity payment each month so long as the annuitant is alive. However, if, when the annuitant dies, we have made annuity payments for less than the selected guaranteed period, we will then continue to make annuity payments for the rest of the guaranteed period to the beneficiary. If the beneficiary does not want to receive annuity payments, he or she can ask us for a single lump sum. Due to underwriting or Internal Revenue Code considerations, there may be limitations on the payments or duration of the guarantee period under Option 2.

OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make annuity payments each month so long as the annuitant and a second person are both alive. When either of these people dies, we will continue to make annuity payments, so long as the survivor continues to live. The amount of the annuity payments we will make to the survivor can be equal to 100%, 66 2/3% or 50% of the amount that we would have paid if both were alive. If both Annuitants die after the first payment and before the second payment, then we will make only one payment. Due to underwriting, administrative or Internal Revenue Code considerations, there may be limitations on payments to the survivor under Option 3 and/or the duration of the guarantee period under Option 2.

We may require proof of age or sex of an annuitant before making any annuity payments under the contract that are measured by the annuitant's life. If the age or sex of the annuitant has been misstated, the amount payable will be the amount that the account value would have provided at the correct age or sex. Once annuity payments have begun, any underpayments will be made up in one sum with the next annuity payment. Any overpayments will be deducted from future annuity payments until the total is repaid.

Where required by state law, the annuitant's sex will not be taken into consideration. If you were issued a contract before state law mandated unisex annuity rates (if applicable in your state) and that contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that contract will not be less than the guaranteed rates in the contract when it was issued.

You may not commute any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining guaranteed payments. For variable annuity options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract (See "Variable Annuity Payments"). For fixed annuity options, the calculation of the commuted value will be done using the then current annuity option rates.

In addition to the annuity options described above, we may offer an additional payment option that would allow your beneficiary to take distribution of the contract value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from IRAs. (See "Federal Income Tax Status.") We intend to make this payment option available to both tax qualified and non-tax qualified contracts.

In the event that you purchased the contract as the beneficiary of a deceased person's IRA, you must take distribution of the contract value in accordance with the minimum required distribution rules set forth in applicable tax law. (See "Federal Income Tax Status.") You may choose any death benefit available under the contract, but certain other contract provisions and programs will not be available. Upon your death, the death benefit would be required to be distributed to your beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

VARIABLE ANNUITY PAYMENTS

The Adjusted Contract Value (the account value, less any applicable premium taxes, account fee, and any prorated rider charge) is determined at the annuity date. The first variable annuity payment will be based upon the Adjusted Contract Value, the annuity option elected, the annuitant's age and sex, and the appropriate variable annuity option table. In some states, the payment does not vary based on the sex of the annuitant. If, as of the annuity calculation date, the then current variable annuity option rates applicable to this class of contracts provide a first annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made.

The dollar amount of variable annuity payments after the first payment is determined as follows:

.. The dollar amount of the first variable annuity payment is divided by the value of an annuity unit for each applicable investment portfolio as of the annuity date. This establishes the number of annuity units for each payment. The number of annuity units for each applicable investment portfolio remains fixed during the annuity period, provided that transfers among the subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, and the number of annuity units will be adjusted for transfers to a fixed annuity option. Please see "Transfers During the Income Phase" for details.

.. The fixed number of annuity units per payment in each investment portfolio is multiplied by the annuity unit value for that investment portfolio for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment for each applicable investment portfolio, less any account fee. The account fee will be deducted pro rata out of each annuity payment.

.. The total dollar amount of each variable annuity payment is the sum of all investment portfolio variable annuity payments.

ANNUITY UNIT. The initial annuity unit value for each investment portfolio of the Separate Account was set by us. The subsequent annuity unit value for each investment portfolio is determined by multiplying the annuity unit value for the immediately preceding business day by the net investment factor (see the Statement of Additional

Information for a definition) for the investment portfolio for the current business day and multiplying the result by a factor for each day since the last business day which represents the daily equivalent of the AIR.

FIXED ANNUITY PAYMENTS

The Adjusted Contract Value (defined above under "Variable Annuity Payments") on the day immediately preceding the annuity date will be used to determine a fixed annuity payment. The annuity payment will be based upon the annuity option elected and the appropriate annuity option table. In some states, the payment does not vary based on the sex of the annuitant. If, as of the annuity calculation date, the then current annuity option rates applicable to this class of contracts provide an annuity payment greater than that which is guaranteed under the same annuity option under this contract, the greater payment will be made. You may not make a transfer from the fixed annuity option to the variable annuity option.

3.  PURCHASE

PURCHASE PAYMENTS

A PURCHASE PAYMENT is the money you give us to invest in the contract. The maximum aggregate purchase payments we accept is $1 million without our prior approval. You can make additional purchase payments of $500 or more during the accumulation phase. MetLife Investors reserves the right to reject any purchase payment (except in New Jersey).

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.")

If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract. We will not accept purchase payments made with cash, money orders, or travelers checks.

ALLOCATION OF PURCHASE PAYMENTS

If you make additional purchase payments, we will allocate them in the same way as your first purchase payment unless you tell us otherwise. There is a $500 minimum allocation requirement for the fixed account and for each investment portfolio.

If you make additional purchase payments, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern Time.

ACCUMULATION UNITS

The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An accumulation unit works like a share of a mutual fund.) During the income phase of the contract we call the unit an ANNUITY UNIT.

Every business day we determine the value of an accumulation unit for each of the investment portfolios by multiplying the accumulation unit value for the immediately preceding business day by a factor for the current business day. The factor is determined by:

1) dividing the net asset value of an investment portfolio at the end of the current business day, plus any dividend or capital gains per share declared on behalf of the investment portfolio as of that day, by the net asset value of an investment portfolio for the previous business day, and

2) multiplying it by one minus the daily amount of the insurance charges and any charges for each day since the last business day for taxes.

The value of an accumulation unit may go up or down from day to day.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to an investment portfolio by the value of the accumulation unit for that investment portfolio.

We calculate the value of an accumulation unit for each investment portfolio after the New York Stock Exchange closes each day (generally 4:00 P.M. Eastern
Time) and then credit your contract.

EXAMPLE:

  On Monday we receive an additional purchase payment of $5,000 from you before 4:00 P.M. Eastern Time. You have told us you want this to go to the Lord Abbett Bond Debenture Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Lord Abbett Bond Debenture Portfolio is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Lord Abbett Bond Debenture Portfolio.

ACCOUNT VALUE

Account Value is equal to the sum of your interests in the investment portfolios and the fixed account. Your interest in each investment portfolio is determined by multiplying the number of accumulation units for that portfolio by the value of the accumulation unit.

4.  INVESTMENT OPTIONS

The contract offers the INVESTMENT PORTFOLIOS which are listed below for allocation of purchase payments and transfers. CERTAIN PORTFOLIOS LISTED BELOW MAY NOT BE AVAILABLE WITH YOUR CONTRACT. APPENDIX B - PART 2 CONTAINS A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR CONTRACT. Currently, you can only invest in 15 investment portfolios at any one time. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE FUND PROSPECTUSES BY CALLING OR WRITING TO US AT: METLIFE INVESTORS INSURANCE COMPANY, ANNUITY SERVICE OFFICE, P.O. BOX 10366, DES MOINES, IOWA, 50306-0366, (800) 343-8496. YOU CAN ALSO OBTAIN INFORMATION ABOUT THE FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE SECURITIES & EXCHANGE COMMISSION WEBSITE AT HTTP://WWW.SEC.GOV. APPENDIX B CONTAINS A SUMMARY OF THE NAMES OF THE INVESTMENT ADVISERS AND SUBADVISERS OF THE INVESTMENT PORTFOLIOS AND THEIR INVESTMENT OBJECTIVES AND STRATEGIES.

The investment objectives and policies of certain of the investment portfolios are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers manage. Although the objectives and policies may be similar, the investment results of the investment portfolios may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds have the same investment advisers.

An investment portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings
(IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. An investment portfolio may not experience similar performance as its assets grow.

Shares of the investment portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with MetLife Investors. Certain investment portfolios may also be sold directly to qualified plans. The investment portfolios believe that offering their shares in this manner will not be disadvantageous to you.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE INVESTMENT PORTFOLIOS. An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in the Company's role as an intermediary, with respect to the investment portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from investment portfolio assets. Contract owners, through their indirect investment in the investment portfolios, bear the costs of these advisory fees (see the investment portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the investment portfolios attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an investment portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the investment portfolios. We will benefit accordingly from assets allocated to the investment portfolios to the extent they result in profits to the adviser. (See "Fee Tables and Examples - Investment Portfolios Expenses" for information on the management fees paid by the investment portfolios and the Statement of Additional Information for the investment portfolios for information on the management fees paid by the adviser to the subadvisers.)

Certain investment portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An investment portfolio's 12b-1 Plan, if any, is described in more detail in the investment portfolio's prospectus. (See "Fee Tables and Examples - Investment Portfolios Expenses" and "Other Information" - "Distributor") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an investment portfolio's 12b-1 Plan decrease the investment portfolio's investment return.

We select the investment portfolios offered through this contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the investment portfolio's adviser or subadviser is one of our affiliates or whether the investment portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to investment portfolios advised by our affiliates than those that are not, we may be more inclined to offer investment portfolios advised by our affiliates in the variable insurance products we issue. We review the investment portfolios periodically and may remove an investment portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the investment portfolio no longer meets one or more of the selection criteria, and/or if the investment portfolio/Eligible Fund has not attracted significant allocations from contract owners. In some cases, we have included investment portfolios based on recommendations made by selling firms. These selling firms may receive payments from the investment portfolios they recommend and may benefit accordingly from the allocation of contract value to such investment portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR INVESTMENT PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE INVESTMENT PORTFOLIOS YOU HAVE CHOSEN.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is a mutual fund with multiple portfolios. Invesco Advisers, Inc. is the investment adviser to each portfolio. The following Series I portfolio is available under the contract:

 Invesco V.I. International Growth Fund

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

Fidelity Variable Insurance Products is a mutual fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. The following Initial Class portfolios are available under the contract:

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

Franklin Templeton Variable Insurance Products Trust consists of multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser for the following Class 1 portfolio available under the contract:

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors, is the investment adviser to Met Investors Series Trust. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

 Clarion Global Real Estate Portfolio

 ClearBridge Aggressive Growth Portfolio
 Invesco Comstock Portfolio (Class B)

 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio


 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio

 Oppenheimer Global Equity Portfolio (Class A and Class B)

 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio



METROPOLITAN SERIES FUND (CLASS A (OR CLASS B AS NOTED))

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

 Baillie Gifford International Stock Portfolio
 BlackRock Bond Income Portfolio (Class A and Class B)
 BlackRock Money Market Portfolio
 Davis Venture Value Portfolio
 Jennison Growth Portfolio (Class A and Class B)
 MFS(R) Total Return Portfolio
 MFS(R) Value Portfolio (Class B)

 Neuberger Berman Genesis Portfolio

 T. Rowe Price Large Cap Growth Portfolio
 T. Rowe Price Small Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:

 Putnam VT Equity Income Fund

TRANSFERS

You can transfer a portion of your account value among the fixed account and the investment portfolios.


MetLife Investors has reserved the right during the year to terminate or modify the transfer provisions described below, subject to applicable Federal and state laws and regulations. (See "Investment Options - Restrictions on Transfers.")

TELEPHONE TRANSFERS. You and/or your registered representative on your behalf, can make transfers by telephone, Internet or other means acceptable to MetLife Investors. Telephone transfers will be automatically permitted unless you tell us otherwise. If you own the contract with a joint owner, unless MetLife Investors is instructed otherwise, MetLife Investors will accept instructions from either you or the other owner. MetLife Investors will use reasonable procedures to confirm that instructions given us by telephone are genuine. MetLife Investors may tape record telephone instructions. We will consider telephone and Internet transfer requests received after 4:00 P.M. Eastern Time, or on a day when the New York Stock Exchange (NYSE) is not open, to be received on the next day that the NYSE is open.


TRANSFERS DURING THE ACCUMULATION PHASE. You can make 12 transfers every year during the accumulation phase without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the fixed account and to or from any investment portfolio. If you make more than 12 transfers in a year, there is a transfer fee deducted. The following apply to any transfer during the accumulation phase:

1. The minimum amount which you can transfer is $500 or your entire value in the investment portfolio or fixed account.

2. Your request for transfer must clearly state which investment portfolio(s) or the fixed account are involved in the transfer.

3. Your request for transfer must clearly state how much the transfer is for.

4. You cannot make any transfers within 7 calendar days of the annuity date.

TRANSFERS DURING THE INCOME PHASE. You can only make transfers between the investment portfolios once each year. We measure a year from the anniversary of the day we issued your contract. You cannot transfer from the

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

fixed account to an investment portfolio, but you can transfer from one or more investment portfolios to the fixed account at any time.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from owners to transfer account value may dilute the value of an investment portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the investment portfolio and the reflection of that change in the investment portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the investment portfolios, which may in turn adversely affect owners and other persons who may have an interest in the contracts (e.g., annuitants and beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap and high-yield investment portfolios (i.e., Invesco V.I. International Growth Fund, Templeton Foreign Securities Fund, Clarion Global Real Estate Portfolio, Lord Abbett Bond Debenture Portfolio,
MFS(R) Emerging Markets Equity Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Baillie Gifford International Stock Portfolio, Neuberger Berman Genesis Portfolio, T. Rowe Price Small Cap Growth Portfolio and Western Asset Management Strategic Bond Opportunities Portfolio - the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield investment portfolios, in a 12-month period there were (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current account value; and (3) two or more "round-trips" involving any investment portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain criteria. WE DO NOT BELIEVE THAT OTHER INVESTMENT PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE INVESTMENT PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.



Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that contract to be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those investment portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by owners to avoid such detection. Our ability to restrict such transfer activity may also be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect owners and other persons with interests in the contracts. We do not accommodate frequent transfers in any investment portfolios and there are no arrangements in place to permit any owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver or special arrangement.

The investment portfolios may have adopted their own policies and procedures with respect to frequent transfers in their respective shares and we reserve the right to enforce these policies and procedures. For example, investment portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the investment portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the investment portfolios, we have entered into a written agreement, as required by SEC regulation, with each investment portfolio or its principal underwriter that obligates us to provide to the investment portfolio promptly upon request certain information about the trading activity of individual owners, and to execute instructions from the investment portfolio to restrict or prohibit further purchases or transfers by specific owners who violate the frequent transfer policies established by the investment portfolio.

In addition, owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the investment portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the investment portfolios in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the investment portfolios (and thus owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the investment portfolios. If an investment portfolio believes that an omnibus order reflects one or more transfer requests from owners engaged in frequent trading, the investment portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the investment portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single owner). You should read the investment portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying investment portfolios and may disrupt portfolio management strategy, requiring an investment portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from investment portfolios except where the portfolio manager of a particular underlying investment portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the BlackRock Money Market Portfolio or the fixed account to any of the other investment portfolio(s) you select. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

The minimum amount which can be transferred each month is $500. You must have at least $6,000 in the BlackRock Money Market Portfolio or the fixed account, (or the amount required to complete your program, if less) in order to participate in the Dollar Cost Averaging Program. Currently, MetLife Investors does not charge for participating in the Dollar Cost Averaging Program. MetLife Investors will waive the minimum transfer amount and the minimum amount required to establish dollar cost averaging if you establish dollar cost averaging for 6 or 12 months at the time you bought the contract.

If you make an additional purchase payment while the Dollar Cost Averaging Program is in effect, we will not allocate the additional payment to the Program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future purchase payments or provide new allocation instructions with the payment, we will allocate the additional purchase payment directly to the same destination investment portfolios under the Dollar Cost Averaging Program. Any purchase payments received after the Program has ended will be allocated as described in "Purchase -- Allocation of Purchase Payments." MetLife Investors reserves the right to modify, terminate or suspend the Dollar Cost Averaging Program.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee. You may not participate in the Dollar Cost Averaging Program and Automatic Rebalancing Program at the same time. MetLife Investors may, from time to time, offer other dollar cost averaging programs which may have terms different from those described above.

AUTOMATIC REBALANCING PROGRAM

Once your money has been allocated to the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Automatic Rebalancing Program. You can tell us whether to rebalance quarterly, semi-annually or annually. An automatic rebalancing program is intended to transfer contract value from those portfolios that have increased in value to those that have declined or not increased as much in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Automatic rebalancing does not guarantee profits nor does it assure that you will not have losses. We will measure these periods from the anniversary of the date we issued your contract. The transfer date will be the 1st business day after the end of the period you selected.

The Automatic Rebalancing Program is available only during the accumulation phase. Currently, MetLife Investors does not charge for participating in the Automatic Rebalancing Program. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

  Assume that you want your initial purchase payment split between 2 investment portfolios. You want 40% to be in the Lord Abbett Bond Debenture Portfolio and 60% to be in the T. Rowe Price Large Cap Value Portfolio. Over the next
  2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Lord Abbett Bond Debenture Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, MetLife Investors will sell some of your units in the Lord Abbett Bond Debenture Portfolio to bring its value back to 40% and use the money to buy more units in the T. Rowe Price Large Cap Value Portfolio to increase those holdings to 60%.

VOTING RIGHTS

MetLife Investors is the legal owner of the investment portfolio shares. However, MetLife Investors believes that when an investment portfolio solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other affected owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Should MetLife Investors determine that it is no longer required to comply with the above, it will vote the shares in its own right.

SUBSTITUTION

If investment in the investment portfolios or a particular investment portfolio is no longer possible, in our judgment becomes inappropriate for purposes of the contract or for any other reason in our sole discretion, we may substitute another investment portfolio or investment portfolios without your consent. The substituted investment portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of the future purchase payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may close investment portfolios to allocation of purchase payments or account value, or both, at any time in our sole discretion.

5.  EXPENSES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

INSURANCE CHARGES

Each day, MetLife Investors makes a deduction for its insurance charges. MetLife Investors does this as part of its calculation of the value of the accumulation units and the annuity units (i.e., during the accumulation phase and the income phase). The insurance charge has two parts:

..  the mortality and expense risk premium, and

..  the administrative expense charge.

MORTALITY AND EXPENSE RISK PREMIUM. This charge is equivalent, on an annual basis, to 1.25% of the average daily net asset value of each investment portfolio. This charge is for the insurance benefits, e.g., guarantee of annuity rates, the death benefits, for certain expenses of the contract, and for assuming the risk (expense risk) that the current charges will be insufficient in the future to cover the cost of administering the contract. If the charges under the contract are not sufficient, then MetLife Investors will bear the loss. MetLife Investors does, however, expect to profit from this charge. The mortality and expense risk premium cannot be increased. MetLife Investors may use any profits it makes from this charge to pay for the costs of distributing the contract.

ADMINISTRATIVE EXPENSE CHARGE. This charge is equal, on an annual basis, to 0.15% of the average daily net asset value of the each investment portfolio. This charge, together with the contract maintenance charge (see below), is for the expenses associated with the administration of the contract. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. Because this charge is taken out of every unit value, you may pay more in administrative costs than those that are associated solely with your contract. MetLife Investors does not intend to profit from this charge. However, if this charge and the contract maintenance charge are not enough to cover the costs of the contracts in the future, MetLife Investors will bear the loss.

CONTRACT MAINTENANCE CHARGE

During the accumulation phase, every year on the anniversary of the date when your contract was issued, MetLife Investors deducts $30 from your contract as a contract maintenance charge. (In South Carolina, the charge is the lesser of $30 or 2% of the value of the contract.) This charge is for administrative expenses (see above). This charge cannot be increased.

MetLife Investors will not deduct this charge during the accumulation phase if when the deduction is to be made, the value of your contract is $50,000 or more. MetLife Investors may some time in the future discontinue this practice and deduct the charge.

If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted.

A pro rata portion of the charge will be deducted if the annuity date is other than an anniversary. After the annuity date, the charge will be collected monthly out of the annuity payment.

WITHDRAWAL CHARGE

During the accumulation phase, you can make withdrawals from your contract. MetLife Investors keeps track of each purchase payment. Once a year after the first year (and once a year during the first year for purposes of payment of charitable remainder trust administration fees), you can withdraw up to 10% of your total purchase payments and no withdrawal charge will be assessed on the 10%, if on the day you make your withdrawal (in New Jersey, on the day MetLife Investors processes the withdrawal) the value of your contract is $5,000 or more. Withdrawals for purposes of payment of charitable remainder trust administration fees are included in the 10% free withdrawal amount. Otherwise, the charge is 5% of each purchase payment you take out unless the purchase payment was made more than 5 years ago. After MetLife Investors has had a purchase payment for 5 years, there is no charge when you withdraw that purchase payment. MetLife Investors does not assess a withdrawal charge on earnings withdrawn from the contract. Earnings are defined as the value in your contract minus the remaining purchase payments in your contract. The withdrawal order for calculating the withdrawal charge is shown below.

..  10% of purchase payments free.

.. Remaining purchase payments that are over 5 years old and not subject to a withdrawal charge.

..  Earnings in the contract free.

.. Remaining purchase payments that are less than 5 years old and are subject to a withdrawal charge.

For purposes of calculating the withdrawal charge, slightly different rules may apply to Section 1035 exchanges.

When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.


The withdrawal charge may be assessed if prior purchase payments are withdrawn pursuant to a divorce or separation instrument, if permissible under tax law. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.


MetLife Investors does not assess the withdrawal charge on any payments paid out as annuity payments or as death benefits. In addition, we do not assess the withdrawal charge on withdrawals of required minimum distributions or excess contributions from Qualified Contracts. This exception only applies to amounts required to be distributed from the contract.

For participants of 403(b) arrangements, 401(a), 401(k) and 457 plans, if you make a transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates, we may waive the withdrawal charge if it is permitted in your state.

NOTE: For tax purposes, earnings are considered to come out first.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

GENERAL. MetLife Investors may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with MetLife Investors. MetLife Investors may not deduct a withdrawal charge under a contract issued to an officer, director or employee of MetLife Investors or any of its affiliates and we may not deduct a withdrawal charge under a contract issued to an officer, director or employee or family member of an officer, director or employee of a broker-dealer which is participating in the offering of the contract.

NURSING HOME WAIVER. After you have owned the contract for one year, if you, or your joint owner, becomes confined to a nursing home or hospital for at least 90 consecutive days under a doctor's care and you need part or all of the money from your contract, MetLife Investors will not impose a withdrawal charge. You or your joint owner cannot have been so confined when you purchased your contract (confinement must begin after the first contract anniversary) if you want to take advantage of this provision. This is called the Nursing Home Waiver. This provision is not available in all states.

PREMIUM TAXES AND OTHER TAXES

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. MetLife Investors is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when annuity payments begin. It is MetLife Investors' current practice to not charge anyone for these taxes until annuity payments begin. MetLife Investors may, some time in the future, discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

We also reserve the right to deduct from purchase payments, contract values, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the contract value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

TRANSFER FEE

You can make 12 free transfers every year. We measure a year from the day we issue your contract. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less.

If the transfer is part of the Dollar Cost Averaging Program or the Automatic Rebalancing Program, it will not count in determining the transfer fee.

INVESTMENT PORTFOLIO EXPENSES

There are deductions from and expenses paid out of the assets of the various investment portfolios, which are described in the fee table in this prospectus and in the investment portfolio prospectuses. These deductions and expenses are not charges under the terms of the contract but are represented in the share values of the investment options.

An investment portfolio may assess a redemption fee up to 2% on assets that are redeemed out of an investment portfolio in connection with a withdrawal or transfer. Each investment portfolio determines the amount of the redemption fee and when the fee is imposed. The redemption fee is retained by or paid to the investment portfolio and is not retained by us. The redemption fee will be deducted from your account value. For more information, see the investment portfolio prospectus.

6.  ACCESS TO YOUR MONEY

You (or in the case of (3) below, your beneficiary) can have access to the money in your contract:

(1)by making a withdrawal (either a partial or a complete withdrawal);

(2)by electing to receive annuity payments; or

(3)when a death benefit is paid to your beneficiary.

Under most circumstances, withdrawals can only be made during the accumulation phase.

When you make a complete withdrawal you will receive the withdrawal value of the contract. The withdrawal value of the contract is the value of the contract at the end of the business day when MetLife Investors receives a written request for a withdrawal prior to the close of trading on the New York Stock Exchange (currently 4:00 P.M. Eastern Time):

..  less any applicable withdrawal charge,

..  less any premium tax, and

..  less any contract maintenance charge.

Unless you instruct MetLife Investors otherwise, any partial withdrawal will be made pro-rata from all the investment portfolios and the fixed account. Under most circumstances, the amount of any partial withdrawal must be for at least $500. MetLife Investors requires that after a withdrawal is made you keep at least $500 in any selected investment portfolio. If the remaining withdrawal value would be less than $500 ($1,000 in New Jersey) after you make a partial withdrawal, the partial withdrawal amount will be the remaining withdrawal value.

We may withhold payment of surrender or withdrawal proceeds if any portion of those proceeds would be derived from a contract owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the contract owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

When you make a withdrawal, the amount of the death benefit may be reduced. See "Death Benefits."

There are limits to the amount you can withdraw from qualified plans, including 403(b) plans. For a more complete explanation see "Federal Income Tax Status" and the discussion in the Statement of Additional Information.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

SYSTEMATIC WITHDRAWAL PROGRAM

You may use the Systematic Withdrawal Program. This program provides an automatic monthly payment to you of up to 10% of your total purchase payments each year. No withdrawal charge will be made for these payments. MetLife Investors does not have any charge for this program, but reserves the right to charge in the future. While the Systematic Withdrawal Program is in effect, you can make additional withdrawals. However, such withdrawals plus the systematic withdrawals will be considered when determining the applicability of any withdrawal charge. For a discussion of the withdrawal charge and the 10% free withdrawal, see "Expenses."

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO SYSTEMATIC WITHDRAWALS. (SEE "FEDERAL INCOME TAX STATUS.")

SUSPENSION OF PAYMENTS OR TRANSFERS

MetLife Investors may be required to suspend or postpone payments for withdrawals or transfers for any period when:

.. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

..  trading on the New York Stock Exchange is restricted;

..  an emergency exists, as determined by the Securities and Exchange
   Commission, as a result of which disposal of shares of the investment portfolios is not reasonably practicable or MetLife Investors cannot reasonably value the shares of the investment portfolios; or

.. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

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

MetLife Investors has reserved the right to defer payment for a withdrawal or transfer from the fixed account for the period permitted by law but not for more than six months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions and thereby refuse to accept any requests for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

7.  PERFORMANCE

MetLife Investors periodically advertises performance of the various investment portfolios. MetLife Investors will calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the insurance charges. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the insurance charges, contract maintenance charge, withdrawal charges and investment portfolio expenses.

For periods starting prior to the date the contracts were first offered, the performance will be based on the historical performance of the corresponding investment portfolios for the periods commencing from the date on which the particular investment portfolio was made available through the Separate Account.

In addition, for certain investment portfolios performance may be shown for the period commencing from the inception date of the investment portfolio. These figures should not be interpreted to reflect actual historical performance of the Separate Account.

We may, from time to time, include in our advertising and sales materials performance information for funds or investment accounts related to the investment portfolios and/or their investment advisers or subadvisers. Such related performance information also may reflect the deduction of certain contract charges. We may also include in our advertising and sales materials tax deferred compounding charts and other hypothetical illustration, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

You should know that for any performance we illustrate, future performance will vary and results shown are not necessarily representative of future results.

8.  DEATH BENEFIT

UPON YOUR DEATH

If you die before annuity payments begin, MetLife Investors will pay a death benefit to your beneficiary (see below). The death benefit will be determined when MetLife Investors receives both due proof of death and an election for the payment method. If you have a joint owner, the death benefit will be paid when the first of you dies. Joint owners must be spouses. The surviving joint owner will be treated as the beneficiary. Note that if MetLife Investors is presented in good order with notification of your death before any requested transaction is completed (including transactions under a dollar cost averaging, portfolio rebalancing or systematic withdrawal program), we will cancel the request.

For contracts issued on or after May 1, 1999, you can select Death Benefit Option B or E. If you do not choose an option on the forms provided by MetLife Investors, Option E will be your death benefit. If, at the time you buy the contract, the endorsement for Death Benefit Option E is not approved in your state, you can select Death Benefit Option A or B. If you do not choose an option on the forms provided by MetLife Investors, Option A will be your death benefit.

If your contract was issued before May 1, 1998, you were given the opportunity to choose Death Benefit Option B or C on your next contract anniversary after May 1, 1998 (or during a 60 day period after both options were approved in your state). If you did not make an election during such time period, your death benefit was automatically enhanced to Death Benefit Option B. If on May 1, 1998, you or your joint owner were 80 or older, you were unaffected by the changes in the death benefits and Option D continues to be your death benefit.

From May 1, 1998, to April 30, 1999, at the time you bought the contract, you were given the opportunity to select Death Benefit Option A or B. If you did not choose an option on the forms provided by MetLife Investors, Option A is your death benefit.

The death benefits are described below. If you have a joint owner, the death benefit is determined based on the age of the oldest joint owner and the death benefit is payable on the death of the first joint owner.

DEATH BENEFIT OPTION A:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) (as explained below).

The GACV is evaluated at each contract anniversary prior to the date of your or your joint owner's death, and on each day a purchase payment or withdrawal is made. On the contract anniversary, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal multiplied by the GACV immediately prior to the withdrawal. The following example describes the effect of a withdrawal on the GACV:

Example: Assumed facts for example:

$10,000 current GACV
$8,000 contract value
$2,100 partial withdrawal ($ 2,000 withdrawal + $100 withdrawal charge)

New GACV = $10,000 - [($2,100/$8,000) X $10,000] which results in the current
GACV of $10,000 being reduced by $2,625

The new GACV is $7,375.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) (as explained below).

The GACV is evaluated at each contract anniversary on or before your, or your joint owner's, 80th birthday, and on each day a purchase payment or withdrawal is made. On the contract anniversary on or before your, or your joint owner's, 80th birthday, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the example above explains the effect of a withdrawal on the GACV.

DEATH BENEFIT OPTION B:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% until the date of death; or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest of the values of your contract resulting from taking the contract value on any five (5) year contract anniversary prior to your, or your joint owner's death; plus any payments you made subsequent to that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) subsequent to that contract anniversary.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made on or before your, or your joint owner's, 80th birthday, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% until you, or your joint owner, reach age 80, plus any subsequent purchase payments, less any subsequent withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest of the values of the contract resulting from taking the contract value on any prior five (5) year contract anniversary on or before your or your joint owner's 80th birthday, plus any purchase payments made after that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) made after that contract anniversary.

DEATH BENEFIT OPTION C:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest adjusted contract value (GACV) as determined below.

The GACV is initially the death benefit determined as of the day MetLife Investors receives notice that you have elected this death benefit option. This figure is based on your existing death benefit as defined in your contract, Option D (not as defined in the endorsement for this option). The GACV is then evaluated at each subsequent contract anniversary prior to your or your joint owner's death and on each subsequent day a purchase payment or withdrawal is made. On the contract anniversary, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal multiplied by the GACV immediately prior to the withdrawal. The example above under Death Benefit Option A explains the effect of a withdrawal on the GACV under this death benefit option.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments made, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The GACV as determined below.

The GACV is initially the death benefit determined as of the day MetLife Investors receives notice that you have elected this death benefit option. This figure is based on your existing death benefit as defined in your contract, Option D (not as defined in the endorsement for this option). The GACV is then evaluated at each subsequent contract anniversary on or before your, or your joint owner's, 80th birthday, and on each subsequent day a purchase payment or withdrawal is made. On the contract anniversary on or before your, or your joint owner's, 80th birthday, if the current contract value is greater than the GACV, the GACV will be increased to the current value of your contract. If a purchase payment is made, the amount of the purchase payment will increase the GACV. If a withdrawal is made, the GACV will be reduced by the amount withdrawn (and any associated withdrawal charges) divided by the value of your contract immediately before the withdrawal, multiplied by the GACV immediately prior to the withdrawal. The example above under Death Benefit Option A explains the effect of a withdrawal on the GACV under this death benefit option.

DEATH BENEFIT OPTION D:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% from the date your contract was issued until the date of death; or

2. The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent five year anniversary before the date of death, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

After you, or your joint owner, reaches age 80, the death benefit will be the greater of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals) accumulated at an annual rate of 4% from the date your contract was issued until you, or your joint owner, reaches age 80, plus any subsequent purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals); or

2. The value of your contract at the time the death benefit is to be paid; or

3. The value of your contract on the most recent five year anniversary on or before you or your joint owner reaches 80, plus any purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals).

DEATH BENEFIT OPTION E:

Prior to you, or your joint owner, reaching age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest contract value on any contract anniversary prior to your, or your joint owner's death; plus any purchase payments you made subsequent to that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) subsequent to that contract anniversary.

After you, or your joint owner, reaches age 80, the death benefit will be the greatest of:

1. Total purchase payments, less any withdrawals (and any withdrawal charges paid on the withdrawals);

2. The value of your contract at the time the death benefit is to be paid; or

3. The greatest contract value on any prior contract anniversary on or before your, or your joint owner's 80th birthday; plus any purchase payments you made after that contract anniversary, less any withdrawals (and any withdrawal charges paid on the withdrawals) you made after that contract anniversary.


CHECK YOUR CONTRACT AND APPLICABLE ENDORSEMENT FOR YOUR DEATH BENEFIT


The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an annuity option. The death benefit payable under an annuity option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payment must begin within one year of the date of death. We may also offer a payment option under which your beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If the beneficiary is the spouse of the owner, he/she can continue the contract in his/her own name at the then current value. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.
Spousal continuation will not satisfy minimum required distribution rules for tax qualified contracts other than IRAs.

There are comparable rules for distributions on the death of the annuitant under tax qualified plans. As noted, we may offer a payment option under which your beneficiary may receive payments over a period not extending beyond his or her life expectancy under a method of distribution similar to the distribution of required minimum distributions from individual accounts. For tax qualified plans, if this option is elected, we will issue a new contract to your beneficiary in order to facilitate the distribution of payments. Your beneficiary may be able to choose any available optional death benefit under the new contract, but certain other contract provisions and programs will not be available. Upon the death of your beneficiary, the death benefit would be required to be distributed to your beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your beneficiary's death. Moreover, if the beneficiary under a tax qualified contract is the annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the annuitant would have reached
70 1/2 (which may be more or less than five years after the annuitant's death). See "Federal Income Tax Status."

Under the Internal Revenue Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Internal Revenue Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax adviser.

DEATH OF ANNUITANT

If the annuitant, not an owner or joint owner, dies before annuity payments begin, you can name a new annuitant. If no annuitant is named within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death or change of annuitant will be treated as the death of the owner, and a new annuitant may not be named.

Upon the death of the annuitant after annuity payments begin, the death benefit, if any, will be as provided for in the annuity option selected.

CONTROLLED PAYOUT

You may elect to have the death benefit proceeds paid to your beneficiary in the form of annuity payments for life or over a period of time that does not exceed your beneficiary's life expectancy. This election must be in writing in a form acceptable to us. You may revoke the election only in writing and only in a form acceptable to us. Upon your death, the beneficiary cannot revoke or modify your election.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the contract owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your beneficiary designations, including addresses, if and as they change. Please call (800) 343-8496 to make such changes.


9.  FEDERAL INCOME TAX STATUS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in an annuity contract as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a "QUALIFIED CONTRACT." The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. You should note that for any Qualified Contract, the tax deferred accrual feature is provided by the tax qualified retirement plan, and as a result there should be reasons other than tax deferral for acquiring the contract within a qualified plan.

If your annuity is independent of any formal retirement or pension plan, it is termed a "NON-QUALIFIED CONTRACT."

Under current federal income tax law, the taxable portion of distributions under variable annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

TAXATION OF NON-QUALIFIED CONTRACTS

NON-NATURAL PERSON. If a non-natural person (e.g., a corporation or a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

Naming a non-natural person as a designated beneficiary, such as a trust or estate, may eliminate the ability to stretch the payments over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Internal Revenue Code.

The following discussion generally applies to Non-Qualified Contracts owned by natural persons.

WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the owner's investment in the contract (generally, the premiums or other consideration paid for the contract, reduced by any amount previously distributed from the contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner's investment in the contract.

It is conceivable that charges for certain benefits under a variable contract may be considered as deemed distributions subject to immediate taxation. Consult your tax adviser.

ADDITIONAL PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

..  made on or after the taxpayer reaches age 59 1/2;

..  made on or after the death of an owner;

..  attributable to the taxpayer's becoming disabled;

.. made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary; or

.. under certain immediate income annuities providing for substantially equal payments made at least annually.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. In general, the amount of each payment under a variable annuity payment option that can be excluded from Federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between the fixed account and variable investment portfolios, as well as transfers between investment portfolios after the annuity starting date. Consult your own tax adviser.


Beginning January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals whose income exceeds certain threshold amounts (Health Care and Education Reconciliation Act of 2010). For purposes of this tax, net investment income includes income from nonqualified annuity contracts (as well as interest, dividends and certain other items).

The new 3.8% Medicare tax is imposed on the lesser of:

1. the taxpayer's "net investment income" (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), and

2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., IRAs, Roth IRAs, or arrangements described in Code Sections 401(a), 403(b), or 457(b)), but such income will increase modified adjusted gross income in Item 2.

The IRS has issued proposed guidance regarding this income surtax. You should consult your tax adviser regarding the applicability of this tax to income you would receive under the Contract.


PARTIAL ANNUITIZATION. Starting in 2011, if your contract allows and you elect to apply less than the entire account value of your contract to a payout option provided under the contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is for 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the contract will be allocated pro rata between the annuitized portion of the contract and the portion that remains deferred. Consult your own independent tax adviser before you partially annuitize your contract.

TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Non-Qualified Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

See the Statement of Additional Information and "Federal Income Tax Status" for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the contract, a transfer or assignment of ownership of a Non-Qualified Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange or event should consult a tax adviser as to the tax consequences.

WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

MULTIPLE CONTRACTS. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

OWNERSHIP OF THE INVESTMENTS. In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the contract does not give the contract owner investment control over Separate Account assets, we reserve the right to modify the contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the contract.


FURTHER INFORMATION. We believe that the contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.


INDIVIDUAL RETIREMENT ACCOUNTS (IRA'S). IRA's, as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2013, $5,500 plus, for an owner age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The contract, together with the death benefit options and the IRA endorsement, has not been submitted to the Internal Revenue Service (IRS) for approval. To date the IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the optional death benefit riders in the contract comports with IRA qualification requirements. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) account balance or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the contract as an IRA. Disqualification of the contract as an IRA could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. Consult a tax adviser before electing an optional death benefit rider with an IRA.

SIMPLE IRA. A SIMPLE IRA permits certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,000 for 2013 plus for an employee age 50 or over, $2,500 (as may be increased in future years for cost of living adjustments). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.


ROTH IRA. A Roth IRA, as described in Code section 408A, permits certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

PENSION PLANS. Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract. Subject to certain exceptions, premature distributions prior to age 59 1/2 may be subject to a 10% penalty tax. The contract includes optional death benefits that in some cases may exceed the greater of the premium payments of the account value.

TAX SHELTERED ANNUITIES. Tax Sheltered Annuities (TSA) that qualify under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.

Income tax regulations issued in July 2007 require fundamental changes to these arrangements including (a) a requirement that there be a written plan document in addition to the annuity contract (or section 403(b)(7) custodial account),
(b) significant restrictions on the ability of participants to direct proceeds between 403(b) annuity contracts and(c) restrictions on withdrawals of amounts attributable to contributions other than elective deferrals.

Recently enacted legislation allows (but does not require) 403(b) plans that offer designated Roth accounts to permit participants to roll their non-Roth account assets into a designated Roth account under the same plan, provided the non-Roth assets are distributable under the plan and otherwise eligible for rollover.

SECTION 457(B) PLANS. An eligible 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, which must be a tax-exempt entity under section 501(c) of the Code, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

SEPARATE ACCOUNT CHARGES FOR DEATH BENEFITS. For contracts purchased under section 401(a) plans or 403(b) plans, certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefits, in certain cases, may exceed this limitation employers using the contract in connection with such plans should consult their tax adviser. Additionally, it is conceivable that the explicit charges for, or the amount of the mortality and expense charges allocable to, such benefits may be considered taxable distributions.

OTHER TAX ISSUES. Qualified Contracts (including contracts under section 457(b) plans) have required minimum distribution ("RMD") rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution roles. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount that should have been, but was not, distributed.

Distributions from Qualified Contracts generally are subject to withholding for the owner's federal income tax liability. The withholding rate varies according to the type of distribution and the owner's tax status. The owner will be provided the opportunity to elect not to have tax withheld from distributions.

"Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b), and governmental section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.

Under IRS regulations adopted in 2007 affecting 403(b) plans and arrangements, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the 2007 rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The 2007 regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

For RMDs following the death of the Contract Owner or annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009 due to the 2009 RMD Waiver. For instance, if a Contract Owner died in 2007, the five-year period ends in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to contract owners since the Company is the owner of the assets from which the tax benefits are derived.

FEDERAL ESTATE TAXES. While no attempt is being made to discuss the Federal estate tax implications of the contract, you should keep in mind that the value of a variable annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the variable annuity contract, the value of the variable annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a variable annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. Federal income tax consequences to variable annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from variable annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract.

We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of the contract and do not intend the above discussion as tax advice.

10. OTHER INFORMATION

METLIFE INVESTORS

MetLife Investors Insurance Company (MetLife Investors or the Company) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent company of General American Life. Cova Financial Services Life Insurance Company changed its name to MetLife Investors Insurance Company on January 30, 2001. On December 31, 2002, MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, MetLife Investors became a direct subsidiary of MetLife. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

For contracts issued on or before December 31, 2002, General American Life agreed to ensure that MetLife Investors will have sufficient funds to meet its obligations under the contracts. In the event an owner of such a contract presents a legitimate claim for payment, General American Life will pay such claim directly to the contract owner if MetLife Investors is unable to make such payment. This guarantee is enforceable by such contract owners against General American Life directly without any requirement that the contract owners first file a claim against MetLife Investors. The guarantee agreement is binding on General American Life, its successors or assignees, and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American Life's rating. With respect to the guarantee, General American Life is relying on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934.

We are licensed to do business in the District of Columbia and all states except New York.

THE SEPARATE ACCOUNT

MetLife Investors has established a separate account, MetLife Investors Variable Annuity Account One (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of MetLife Investors adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. The Separate Account is divided into subaccounts.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts we may issue.

We reserve the right to transfer assets of the Separate Account to another account, and to modify the structure or operation of the Separate Account, subject to necessary regulatory approvals. If we do so, we guarantee that the modification will not affect your account value.

Any amount of the death benefit that exceeds the account value is paid from our general account. Death benefit amounts paid from the general account are subject to the claims-paying ability of MetLife Investors and our long-term ability to make such payments. For other annuity contracts and life insurance policies that MetLife Investors issues, all amounts owed under the contracts and policies may be paid from the general account. MetLife Investors is regulated as an insurance company under state law, which generally imposes restrictions on the amount and type of investments in the general account. However, there is no guarantee that MetLife Investors will be able to meet all claims-paying obligations. There are risks to purchasing any insurance product.


The investment adviser to certain of the investment portfolios offered with the contract or with other variable annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, MetLife Investors has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.


DISTRIBUTOR

We have entered into a distribution agreement with our affiliate, MetLife Investors Distribution Company ("Distributor"), 5 Park Plaza, Suite 1900, Irvine, California 92614, for the distribution of the contracts. Distributor is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We and Distributor have entered into selling agreements with other broker-dealers ("selling firms") for the sale of the contracts. We pay compensation to Distributor for sales of the contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and other expenses of distributing the contracts. Distributor's management team also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

SELLING FIRMS

We and Distributor have entered into selling agreements with selling firms for the sale of the contracts. All selling firms receive commissions, and they may receive some form of non-cash compensation. These commissions and other incentives or payments are not charged directly to contract owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the contract or from our General Account. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits.

COMPENSATION PAID TO ALL SELLING FIRMS

We and Distributor pay compensation to all selling firms in the form of commissions and may provide certain types of non-cash compensation. The maximum commission payable for contract sales by selling firms is 5.75% of purchase payments. Some selling firms may elect to receive a lower commission when a purchase payment is made, along with annual trail commissions up to 1.00% of account value (less purchase payments received within the previous 12 months). We also pay commissions when a contract owner elects to begin receiving regular income payments (referred to as annuity payments). (See "Annuity Payments - The Income Phase.") Distributor may also provide non-cash compensation items that we may provide jointly with Distributor. Non-cash items include expenses for conference or seminar trips and certain gifts.

OWNERSHIP

OWNER. You, as the OWNER of the contract, have all the interest and rights under the contract. Prior to the annuity date, the owner is as designated at the time the contract is issued, unless changed. On and after the annuity date, the annuitant is the owner (this may be a taxable event). The beneficiary becomes the owner when a death benefit is payable. When this occurs, some ownership rights may be limited.

JOINT OWNER. The contract can be owned by JOINT OWNERS. Any joint owner must be the spouse of the other owner (except in Pennsylvania). Upon the death of either joint owner, the surviving spouse will be the designated beneficiary. Any other beneficiary designation at the time the contract was issued or as may have been later changed will be treated as a contingent beneficiary unless otherwise indicated.

BENEFICIARY

The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

ASSIGNMENT

You can assign the contract at any time during your lifetime. MetLife Investors will not be bound by the assignment until it receives the written notice of the assignment. MetLife Investors will not be liable for any payment or other action it takes in accordance with the contract before it receives notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

FINANCIAL STATEMENTS

The financial statements of MetLife Investors, the financial statements of the Separate Account, and the consolidated financial statements of General American Life have been included in the Statement of Additional Information.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

   Company
   Independent Registered Public Accounting Firm
   Custodian
   Distribution
   Calculation of Performance Information
   Annuity Provisions
   Tax Status of the Contracts
   Financial Statements

                                      .

If you would like the Statement of Additional Information dated April 29, 2013, for the annuity contract issued by MetLife Investors, at no charge, please print and fill in all information and mail to:


                  MetLife Investors Insurance Company
                  Attn: Variable Products
                  5 Park Plaza, Suite 1900
                  Irvine, CA 92614

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City                                         State              Zip Code


             Book-623 (4/13)                           SAI-COVA13

APPENDIX A
CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUE HISTORY

The following schedule includes accumulation unit values for the periods indicated. This data has been extracted from the Separate Account's Financial Statements. This information should be read in conjunction with the Separate Account's Financial Statements and related notes which are included in the Statement of Additional Information.


                                             AUV AT      AUV AT     ACCUM. UNITS
                                            BEGINNING      END         END OF
                                            OF PERIOD   OF PERIOD      PERIOD
      ----------------------------------------------------------------------------
      ALLIANCE BERNSTEIN VPS PREMIER GROWTH - CLASS A
         01/01/2003    to    12/31/2003        8.75       10.67      3,417,300
         01/01/2004    to    04/30/2004       10.67       10.56      3,293,839
      ----------------------------------------------------------------------------
      ALLIANCE BERNSTEIN VPS REAL ESTATE INVEST - CLASS A
         01/01/2003    to    12/31/2003       10.32       14.18        936,692
         01/01/2004    to    12/31/2004       14.18       18.96        762,560
         01/01/2005    to    04/29/2005       18.96       18.21        693,766
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) DREMAN SMALL CAP VALUE VIP - CLASS A
         01/01/2003    to    12/31/2003        9.25       12.95        407,422
         01/01/2004    to    12/31/2004       12.95       16.10        245,905
         01/01/2005    to    04/29/2005       16.10       15.12        225,068
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) GOVERNMENT & AGENCY SECURITIES VIP - CLASS A
         01/01/2003    to    12/31/2003       13.04       13.15        190,394
         01/01/2004    to    12/31/2004       13.15       13.46        135,211
         01/01/2005    to    12/31/2005       13.46       13.61        104,232
         01/01/2006    to    12/31/2006       13.61       13.98         44,325
         01/01/2007    to    12/31/2007       13.98       14.61         38,012
         01/01/2008    to    12/31/2008       14.61       15.11         28,244
         01/01/2009    to    12/31/2009       15.11       16.11         26,761
         01/01/2010    to    12/31/2010       16.11       16.93         25,550
         01/01/2011    to    12/31/2011       16.93       17.95         24,804
         01/01/2012    to    12/31/2012       17.95       18.21         20,213
      ----------------------------------------------------------------------------
      DWS (FORMERLY SCUDDER SVS II) SMALL CAP GROWTH VIP - CLASS A
         01/01/2006    to    12/31/2006        9.53        9.89        124,814
         01/01/2007    to    04/27/2007        9.89       10.59              0
      ----------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      FIDELITY VIP EQUITY-INCOME - INITIAL CLASS
         01/01/2003    to    12/31/2003      9.14     11.75     162,472
         01/01/2004    to    12/31/2004     11.75     12.92     135,230
         01/01/2005    to    12/31/2005     12.92     13.49     112,188
         01/01/2006    to    12/31/2006     13.49     15.99      73,969
         01/01/2007    to    12/31/2007     15.99     16.01      60,486
         01/01/2008    to    12/31/2008     16.01      9.05      52,152
         01/01/2009    to    12/31/2009      9.05     11.62      45,312
         01/01/2010    to    12/31/2010     11.62     13.20      35,173
         01/01/2011    to    12/31/2011     13.20     13.14      34,972
         01/01/2012    to    12/31/2012     13.14     15.20      26,428
      --------------------------------------------------------------------
      FIDELITY VIP GROWTH - INITIAL CLASS
         01/01/2005    to    12/31/2005     11.63     12.13     132,056
         01/01/2006    to    04/30/2006     12.13     12.60     117,106
      --------------------------------------------------------------------
      FIDELITY VIP GROWTH OPPORTUNITIES - INITIAL CLASS
         01/01/2003    to    12/31/2003      6.42      8.22      65,087
         01/01/2004    to    12/31/2004      8.22      8.69      52,541
         01/01/2005    to    12/31/2005      8.69      9.33      37,228
         01/01/2006    to    12/31/2006      9.33      9.71      23,148
         01/01/2007    to    12/31/2007      9.71     11.79      16,783
         01/01/2008    to    12/31/2008     11.79      5.23      20,661
         01/01/2009    to    12/31/2009      5.23      7.52      18,015
         01/01/2010    to    12/31/2010      7.52      9.18      11,282
         01/01/2011    to    12/31/2011      9.18      9.26       9,746
         01/01/2012    to    12/31/2012      9.26     10.92       9,992
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON DEVELOPING MARKETS SECURITIES - CLASS 1
         01/01/2003    to    12/31/2003      6.89     10.45     768,313
         01/01/2004    to    12/31/2004     10.45     12.86     663,058
         01/01/2005    to    12/31/2005     12.86     16.21     554,323
         01/01/2006    to    12/31/2006     16.21     20.53     395,792
         01/01/2007    to    12/31/2007     20.53     26.13     308,204
         01/01/2008    to    04/25/2008     26.13     23.81           0
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON FOREIGN SECURITIES - CLASS 1
         01/01/2003    to    12/31/2003      7.19      9.39    1,450,366
         01/01/2004    to    12/31/2004      9.39     11.01    1,355,505
         01/01/2005    to    12/31/2005     11.01     12.00    1,211,193
         01/01/2006    to    12/31/2006     12.00     14.40      992,053
         01/01/2007    to    12/31/2007     14.40     16.44      816,174
         01/01/2008    to    12/31/2008     16.44      9.69      674,497
         01/01/2009    to    12/31/2009      9.69     13.12      595,609
         01/01/2010    to    12/31/2010     13.12     14.06      541,164
         01/01/2011    to    12/31/2011     14.06     12.41      471,929
         01/01/2012    to    12/31/2012     12.41     14.52      418,381
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON GLOBAL INCOME SECURITIES - CLASS 1
         01/01/2003    to    12/31/2003     12.17     14.73       85,639
         01/01/2004    to    04/30/2004     14.73     14.35       75,494
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON LARGE CAP GROWTH - CLASS 1
         01/01/2003    to    12/31/2003     10.12     12.69      389,275
         01/01/2004    to    04/30/2004     12.69     12.73      356,284
      --------------------------------------------------------------------
      FRANKLIN TEMPLETON SMALL CAP - CLASS 1
         01/01/2003    to    12/31/2003      8.61     11.69      420,674
         01/01/2004    to    04/30/2004     11.69     11.92      403,327
      --------------------------------------------------------------------
      INVESCO V.I. - CAPITAL APPRECIATION FUND - SERIES I
         01/01/2004    to    12/31/2004     10.65     11.20    2,158,509
         01/01/2005    to    12/31/2005     11.20     12.02    1,652,443
         01/01/2006    to    12/31/2006     12.02     12.60      954,755
         01/01/2007    to    04/27/2007     12.60     13.45            0
      --------------------------------------------------------------------
      INVESCO V.I. - INTERNATIONAL GROWTH FUND - SERIES I
         01/01/2003    to    12/31/2003      7.94     10.11      476,838
         01/01/2004    to    12/31/2004     10.11     12.36      396,902
         01/01/2005    to    12/31/2005     12.36     14.38      361,297
         01/01/2006    to    12/31/2006     14.38     18.18      272,122
         01/01/2007    to    12/31/2007     18.18     20.56      243,216
         01/01/2008    to    12/31/2008     20.56     12.09      177,979
         01/01/2009    to    12/31/2009     12.09     16.12      154,412
         01/01/2010    to    12/31/2010     16.12     17.94      128,380
         01/01/2011    to    12/31/2011     17.94     16.50      108,109
         01/01/2012    to    12/31/2012     16.50     18.80       81,417
      --------------------------------------------------------------------
      MFS/VIT BOND SERIES - INITIAL CLASS
         01/01/2003    to    12/31/2003     12.63     13.62       74,664
         01/01/2004    to    04/30/2004     13.62     13.59       65,273
      --------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                 AUV AT     AUV AT    ACCUM. UNITS
                                                BEGINNING     END        END OF
                                                OF PERIOD  OF PERIOD     PERIOD
 ---------------------------------------------------------------------------------
 MFS/VIT EMERGING GROWTH SERIES - INITIAL CLASS
    01/01/2003    to    12/31/2003                 7.83      10.06     1,168,700
    01/01/2004    to    04/30/2004                10.06      10.27     1,091,223
 ---------------------------------------------------------------------------------
 MFS/VIT INVESTORS TRUST SERIES - INITIAL CLASS
    01/01/2004    to    12/31/2004                 9.73      10.68     1,775,231
    01/01/2005    to    04/29/2005                10.68      10.22     1,656,416
 ---------------------------------------------------------------------------------
 MFS/VIT RESEARCH SERIES - INITIAL CLASS
    01/01/2003    to    12/31/2003                 8.07       9.93     1,049,818
    01/01/2004    to    04/30/2004                 9.93      10.12     1,008,156
 ---------------------------------------------------------------------------------
 MFS/VIT STRATEGIC INCOME SERIES - INITIAL CLASS
    01/01/2003    to    12/31/2003                11.72      12.75       136,455
    01/01/2004    to    04/30/2004                12.75      12.73       126,381
 ---------------------------------------------------------------------------------
 MIST - CLARION GLOBAL REAL ESTATE - CLASS A
    05/01/2005    to    12/31/2005                18.16      20.89       577,966
    01/01/2006    to    12/31/2006                20.89      28.41       408,587
    01/01/2007    to    12/31/2007                28.41      23.87       273,519
    01/01/2008    to    12/31/2008                23.87      13.76       227,187
    01/01/2009    to    12/31/2009                13.76      18.33       202,708
    01/01/2010    to    12/31/2010                18.33      21.02       176,273
    01/01/2011    to    12/31/2011                21.02      19.63       149,726
    01/01/2012    to    12/31/2012                19.63      24.45       130,663
 ---------------------------------------------------------------------------------
 MIST - J.P. MORGAN INTERNATIONAL EQUITY - CLASS A
    01/01/2003    to    04/25/2003                 8.69       8.33     4,859,536
 ---------------------------------------------------------------------------------
 MIST - J.P. MORGAN QUALITY BOND - CLASS A
    01/01/2003    to    12/31/2003                14.41      14.78     5,085,444
    01/01/2004    to    11/19/2004                14.78      15.20     4,107,037
 ---------------------------------------------------------------------------------
 MIST - LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO - CLASS A
    05/01/2004    to    12/31/2004                 9.08       9.89     3,095,338
    01/01/2005    to    12/31/2005                 9.89      11.10     2,310,326
    01/01/2006    to    12/31/2006                11.10      10.77     1,691,832
    01/01/2007    to    12/31/2007                10.77      10.90     1,229,428
    01/01/2008    to    12/31/2008                10.90       6.56     1,036,196
    01/01/2009    to    12/31/2009                 6.56       8.63       934,701
    01/01/2010    to    12/31/2010                 8.63      10.56       819,924
    01/01/2011    to    12/31/2011                10.56      10.78       691,166
    01/01/2012    to    12/31/2012                10.78      12.63       614,615
 ---------------------------------------------------------------------------------
 MIST - LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO - CLASS B
    05/02/2011    to    12/31/2011                 7.10       6.43         1,806
    01/01/2012    to    12/31/2012                 6.43       7.52         1,804
 ---------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                AUV AT    AUV AT   ACCUM. UNITS
                                               BEGINNING    END       END OF
                                               OF PERIOD OF PERIOD    PERIOD
-------------------------------------------------------------------------------
MIST - LEGG MASON CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO - CLASS B
(FORMERLY MIST - LEGG MASON VALUE EQUITY PORTFOLIO - CLASS B)
   05/01/2006    to    12/31/2006                10.42     11.17        3,235
   01/01/2007    to    12/31/2007                11.17     10.36        6,018
   01/01/2008    to    12/31/2008                10.36      4.64        5,072
   01/01/2009    to    12/31/2009                 4.64      6.31        9,821
   01/01/2010    to    12/31/2010                 6.31      6.68        7,785
   01/01/2011    to    04/29/2011                 6.68      7.10            0
-------------------------------------------------------------------------------
MIST - LORD ABBETT BOND DEBENTURE - CLASS A
   01/01/2003    to    12/31/2003                13.76     16.21    8,247,095
   01/01/2004    to    12/31/2004                16.21     17.33    6,997,284
   01/01/2005    to    12/31/2005                17.33     17.40    5,920,743
   01/01/2006    to    12/31/2006                17.40     18.77    4,549,243
   01/01/2007    to    12/31/2007                18.77     19.77    3,650,480
   01/01/2008    to    12/31/2008                19.77     15.91    2,930,362
   01/01/2009    to    12/31/2009                15.91     21.51    2,443,195
   01/01/2010    to    12/31/2010                21.51     24.01    2,165,186
   01/01/2011    to    12/31/2011                24.01     24.82    1,859,419
   01/01/2012    to    12/31/2012                24.82     27.70    1,503,320
-------------------------------------------------------------------------------
MIST - LORD ABBETT MID CAP VALUE - CLASS A
   01/01/2003    to    12/31/2003                15.63     19.45    4,295,222
   01/01/2004    to    12/31/2004                19.45     23.94    4,370,738
   01/01/2005    to    12/31/2005                23.94     25.56    3,683,994
   01/01/2006    to    12/31/2006                25.56     28.35    2,673,192
   01/01/2007    to    12/31/2007                28.35     28.21    2,119,334
   01/01/2008    to    12/31/2008                28.21     17.06    1,636,076
   01/01/2009    to    12/31/2009                17.06     21.34    1,341,827
   01/01/2010    to    12/31/2010                21.34     26.49    1,219,157
   01/01/2011    to    12/31/2011                26.49     25.21    1,040,151
   01/01/2012    to    12/31/2012                25.21     28.59      867,716
-------------------------------------------------------------------------------
MIST - MET/AIM CAPITAL APPRECIATION - CLASS A
   04/30/2007    to    12/31/2007                 1.56      1.63    5,937,150
   01/01/2008    to    12/31/2008                 1.63      0.92    4,626,754
   01/01/2009    to    05/01/2009                 0.92      0.88            0
-------------------------------------------------------------------------------
MIST - MET/PUTNAM CAPITAL OPPORTUNITIES - CLASS A
   01/01/2003    to    12/31/2003                11.12     14.12    3,095,716
   01/01/2004    to    12/31/2004                14.12     16.50    2,474,085
   01/01/2005    to    12/31/2005                16.50     17.91    1,914,223
   01/01/2006    to    12/31/2006                17.91     20.29    1,464,477
   01/01/2007    to    04/27/2007                20.29     22.09            0
-------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                   AUV AT          AUV AT         ACCUM. UNITS
                                                  BEGINNING          END             END OF
                                                  OF PERIOD       OF PERIOD          PERIOD
    ------------------------------------------------------------------------------------------------
    MIST - MET/TEMPLETON GROWTH - CLASS A
       05/02/2011    to    12/31/2011               18.03           14.86             32,968
       01/01/2012    to    12/31/2012               14.86           17.95             27,687
    ------------------------------------------------------------------------------------------------
    MIST - MET/TEMPLETON GROWTH - CLASS A (FORMERLY FRANKLIN TEMPLETON GROWTH SECURITIES - CLASS 1)
       01/01/2002    to    12/31/2002               12.99           10.46            224,785
       01/01/2003    to    12/31/2003               10.46           13.68            200,039
       01/01/2004    to    12/31/2004               13.68           15.68            191,081
       01/01/2005    to    12/31/2005               15.68           16.86            139,670
       01/01/2006    to    12/31/2006               16.86           20.32            103,941
       01/01/2007    to    12/31/2007               20.32           20.55             84,549
       01/01/2008    to    12/31/2008               20.55           11.73             60,844
       01/01/2009    to    12/31/2009               11.73           15.19             49,668
       01/01/2010    to    12/31/2010               15.19           16.13             40,629
       01/01/2011    to    04/29/2011               16.13           18.01                  0
    ------------------------------------------------------------------------------------------------
    MIST - MFS(R) EMERGING MARKETS EQUITY - CLASS A
       04/28/2008    to    12/31/2008               23.84           10.96            258,779
       01/01/2009    to    12/31/2009               10.96           18.28            235,154
       01/01/2010    to    12/31/2010               18.28           22.36            225,614
       01/01/2011    to    12/31/2011               22.36           17.99            186,584
       01/01/2012    to    12/31/2012               17.99           21.12            153,028
    ------------------------------------------------------------------------------------------------
    MIST - MFS(R) RESEARCH INTERNATIONAL - CLASS A
       01/01/2003    to    12/31/2003               10.00           13.28          3,703,698
       01/01/2004    to    12/31/2004               13.28           15.69          3,605,317
       01/01/2005    to    12/31/2005               15.69           18.07          3,955,480
       01/01/2006    to    12/31/2006               18.07           22.62          3,042,974
       01/01/2007    to    12/31/2007               22.62           25.35          2,410,788
       01/01/2008    to    12/31/2008               25.35           14.44          2,005,101
       01/01/2009    to    12/31/2009               14.44           18.80          1,702,107
       01/01/2010    to    12/31/2010               18.80           20.70          1,495,382
       01/01/2011    to    12/31/2011               20.70           18.29          1,311,937
       01/01/2012    to    12/31/2012               18.29           21.11          1,142,722
    ------------------------------------------------------------------------------------------------
    MIST - MLA MID CAP PORTFOLIO - CLASS A (FORMERLY MIST - LAZARD MID CAP PORTFOLIO - CLASS A)
       04/30/2007    to    12/31/2007               17.00           15.12          1,481,882
       01/01/2008    to    12/31/2008               15.12            9.22          1,269,327
       01/01/2009    to    12/31/2009                9.22           12.47          1,087,725
       01/01/2010    to    12/31/2010               12.47           15.16            956,957
       01/01/2011    to    12/31/2011               15.16           14.18            857,948
       01/01/2012    to    12/31/2012               14.18           14.76            700,649
    ------------------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                           AUV AT    AUV AT   ACCUM. UNITS
                                          BEGINNING    END       END OF
                                          OF PERIOD OF PERIOD    PERIOD
     ---------------------------------------------------------------------
     MIST - MORGAN STANLEY MID CAP GROWTH PORTFOLIO - CLASS A
        01/01/2003    to    12/31/2003       6.60      8.87    2,811,310
        01/01/2004    to    12/31/2004       8.87      9.87    2,401,597
        01/01/2005    to    12/31/2005       9.87     10.19    1,863,080
        01/01/2006    to    12/31/2006      10.19     10.92    1,465,142
        01/01/2007    to    12/31/2007      10.92     13.33    1,149,432
        01/01/2008    to    12/31/2008      13.33      7.01      929,875
        01/01/2009    to    12/31/2009       7.01     10.91      796,819
        01/01/2010    to    12/31/2010      10.91     14.24      726,776
        01/01/2011    to    12/31/2011      14.24     13.11      595,555
        01/01/2012    to    12/31/2012      13.11     14.16      504,391
     ---------------------------------------------------------------------
     MIST - PIMCO TOTAL RETURN - CLASS A
        05/01/2004    to    12/31/2004      11.76     12.21    5,497,879
        01/01/2005    to    12/31/2005      12.21     12.34    4,580,153
        01/01/2006    to    12/31/2006      12.34     12.75    3,735,873
        01/01/2007    to    12/31/2007      12.75     13.56    3,119,436
        01/01/2008    to    12/31/2008      13.56     13.46    2,744,292
        01/01/2009    to    12/31/2009      13.46     15.71    2,674,918
        01/01/2010    to    12/31/2010      15.71     16.80    2,411,982
        01/01/2011    to    12/31/2011      16.80     17.13    2,169,238
        01/01/2012    to    12/31/2012      17.13     18.51    1,924,887
     ---------------------------------------------------------------------
     MIST - PIONEER FUND - CLASS A
        05/04/2009    to    12/31/2009       7.65      9.40    3,133,665
        01/01/2010    to    12/31/2010       9.40     10.77    2,715,615
        01/01/2011    to    12/31/2011      10.77     10.14    2,372,316
        01/01/2012    to    12/31/2012      10.14     11.05    1,957,899
     ---------------------------------------------------------------------
     MIST - PIONEER FUND - CLASS A
        05/01/2003    to    12/31/2003       8.45     10.63      227,428
        01/01/2004    to    12/31/2004      10.63     11.45    8,961,130
        01/01/2005    to    12/31/2005      11.45     11.95    7,043,342
        01/01/2006    to    12/31/2006      11.95     12.97    5,461,828
        01/01/2007    to    12/31/2007      12.97     12.78    4,344,903
        01/01/2008    to    12/31/2008      12.78      7.53    3,620,341
        01/01/2009    to    05/01/2009       7.53      7.45            0
     ---------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                AUV AT    AUV AT   ACCUM. UNITS
                                               BEGINNING    END       END OF
                                               OF PERIOD OF PERIOD    PERIOD
-------------------------------------------------------------------------------
MIST - THIRD AVENUE SMALL CAP VALUE - CLASS A
   05/01/2005    to    12/31/2005                15.24     18.08       168,089
   01/01/2006    to    12/31/2006                18.08     20.21       129,336
   01/01/2007    to    12/31/2007                20.21     19.37       113,978
   01/01/2008    to    12/31/2008                19.37     13.43        99,814
   01/01/2009    to    12/31/2009                13.43     16.80        76,988
   01/01/2010    to    12/31/2010                16.80     19.90        69,215
   01/01/2011    to    12/31/2011                19.90     17.92        64,567
   01/01/2012    to    12/31/2012                17.92     20.89        55,643
-------------------------------------------------------------------------------
MIST - T. ROWE PRICE LARGE CAP VALUE PORTFOLIO - CLASS A
(FORMERLY MIST - LORD ABBETT GROWTH AND INCOME PORTFOLIO - CLASS A)
   01/01/2003    to    12/31/2003                33.56     43.37    18,337,534
   01/01/2004    to    12/31/2004                43.37     48.29    17,755,836
   01/01/2005    to    12/31/2005                48.29     49.37    14,382,114
   01/01/2006    to    12/31/2006                49.37     57.47    10,701,249
   01/01/2007    to    12/31/2007                57.47     58.94     8,534,977
   01/01/2008    to    12/31/2008                58.94     37.08     6,910,389
   01/01/2009    to    12/31/2009                37.08     43.39     5,838,240
   01/01/2010    to    12/31/2010                43.39     50.21     5,192,291
   01/01/2011    to    12/31/2011                50.21     47.64     4,489,008
   01/01/2012    to    12/31/2012                47.64     55.56     3,617,811
-------------------------------------------------------------------------------
MIST - VAN KAMPEN COMSTOCK - CLASS B
   05/01/2005    to    12/31/2005                10.00     10.48       956,701
   01/01/2006    to    12/31/2006                10.48     11.99       383,654
   01/01/2007    to    12/31/2007                11.99     11.53       445,777
   01/01/2008    to    12/31/2008                11.53      7.28       388,974
   01/01/2009    to    12/31/2009                 7.28      9.09       364,382
   01/01/2010    to    12/31/2010                 9.09     10.30       324,964
   01/01/2011    to    12/31/2011                10.30     10.00       302,076
   01/01/2012    to    12/31/2012                10.00     11.68       277,905
-------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                              AUV AT       AUV AT      ACCUM. UNITS
                                             BEGINNING       END          END OF
                                             OF PERIOD    OF PERIOD       PERIOD
      -----------------------------------------------------------------------------
      MSF - BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO - CLASS A
      (FORMERLY MSF - ARTIO INTERNATIONAL STOCK PORTFOLIO - CLASS A)
         01/01/2003    to    12/31/2003         5.99         7.57          34,170
         01/01/2004    to    12/31/2004         7.57         8.82          49,871
         01/01/2005    to    12/31/2005         8.82        10.26          39,486
         01/01/2006    to    12/31/2006        10.26        11.79          33,115
         01/01/2007    to    12/31/2007        11.79        12.83          23,519
         01/01/2008    to    12/31/2008        12.83         7.07          21,916
         01/01/2009    to    12/31/2009         7.07         8.51          22,180
         01/01/2010    to    12/31/2010         8.51         9.00          18,668
         01/01/2011    to    12/31/2011         9.00         7.11          15,133
         01/01/2012    to    12/31/2012         7.11         8.38          12,729
      -----------------------------------------------------------------------------
      MSF - BLACKROCK BOND INCOME - CLASS A
         05/01/2004    to    12/31/2004        45.55        47.26         208,616
         01/01/2005    to    12/31/2005        47.26        47.73         204,201
         01/01/2006    to    12/31/2006        47.73        49.15         159,816
         01/01/2007    to    12/31/2007        49.15        51.51         141,190
         01/01/2008    to    12/31/2008        51.51        49.05         115,929
         01/01/2009    to    12/31/2009        49.05        52.95          97,613
         01/01/2010    to    12/31/2010        52.95        56.57          84,736
         01/01/2011    to    12/31/2011        56.57        59.44          76,353
         01/01/2012    to    12/31/2012        59.44        63.03          70,237
      -----------------------------------------------------------------------------
      MSF - BLACKROCK LEGACY LARGE CAP GROWTH - CLASS A
         05/04/2009    to    12/31/2009         1.00         1.14       3,926,374
         01/01/2010    to    12/31/2010         1.14         1.34       3,197,877
         01/01/2011    to    12/31/2011         1.34         1.20       2,751,170
         01/01/2012    to    12/31/2012         1.20         1.36       2,382,472
      -----------------------------------------------------------------------------
      MSF - BLACKROCK MONEY MARKET - CLASS A
         01/01/2003    to    12/31/2003        10.00         9.96       2,218,170
         01/01/2004    to    12/31/2004         9.96         9.91       2,068,226
         01/01/2005    to    12/31/2005         9.91        10.06       1,455,551
         01/01/2006    to    12/31/2006        10.06        10.40       1,358,206
         01/01/2007    to    12/31/2007        10.40        10.77       1,450,986
         01/01/2008    to    12/31/2008        10.77        10.92       1,712,270
         01/01/2009    to    12/31/2009        10.92        10.82       1,237,423
         01/01/2010    to    12/31/2010        10.82        10.67         938,421
         01/01/2011    to    12/31/2011        10.67        10.52         875,076
         01/01/2012    to    12/31/2012        10.52        10.37         741,210
      -----------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                    AUV AT            AUV AT   ACCUM. UNITS
                                                   BEGINNING            END       END OF
                                                   OF PERIOD         OF PERIOD    PERIOD
      -------------------------------------------------------------------------------------
      MSF - DAVIS VENTURE VALUE - CLASS A
         05/01/2003    to    12/31/2003              22.55             28.43       62,347
         01/01/2004    to    12/31/2004              28.43             31.50       96,358
         01/01/2005    to    12/31/2005              31.50             34.26      144,107
         01/01/2006    to    12/31/2006              34.26             38.72      155,618
         01/01/2007    to    12/31/2007              38.72             39.92      136,573
         01/01/2008    to    12/31/2008              39.92             23.88      127,801
         01/01/2009    to    12/31/2009              23.88             31.07      121,196
         01/01/2010    to    12/31/2010              31.07             34.32      125,844
         01/01/2011    to    12/31/2011              34.32             32.48      108,553
         01/01/2012    to    12/31/2012              32.48             36.14       91,665
      -------------------------------------------------------------------------------------
      MSF - JENNISON GROWTH - CLASS A
         05/01/2005    to    12/31/2005               4.16              5.01       68,816
         01/01/2006    to    12/31/2006               5.01              5.08       50,716
         01/01/2007    to    12/31/2007               5.08              5.59       26,367
         01/01/2008    to    12/31/2008               5.59              3.51       22,613
         01/01/2009    to    12/31/2009               3.51              4.84       20,402
         01/01/2010    to    12/31/2010               4.84              5.33       18,375
         01/01/2011    to    12/31/2011               5.33              5.28       11,659
         01/01/2012    to    12/31/2012               5.28              6.03    1,621,295
      -------------------------------------------------------------------------------------
      MSF - JENNISON GROWTH - CLASS A
      (FORMERLY MIST - OPPENHEIMER CAPITAL APPRECIATION - CLASS A)
         05/01/2004    to    12/31/2004               9.63             10.24    1,419,760
         01/01/2005    to    12/31/2005              10.24             10.60    3,198,574
         01/01/2006    to    12/31/2006              10.60             11.27    2,299,212
         01/01/2007    to    12/31/2007              11.27             12.72    1,664,715
         01/01/2008    to    12/31/2008              12.72              6.80    1,409,365
         01/01/2009    to    12/31/2009               6.80              9.65    1,241,343
         01/01/2010    to    12/31/2010               9.65             10.44    1,102,108
         01/01/2011    to    12/31/2011              10.44             10.19      979,162
         01/01/2012    to    04/27/2012              10.19             11.46            0
      -------------------------------------------------------------------------------------
      MSF - JENNISON GROWTH - CLASS B
         05/01/2004    to    12/31/2004               9.64             10.48    1,028,049
         01/01/2005    to    12/31/2005              10.48             11.73    1,242,714
         01/01/2006    to    12/31/2006              11.73             11.86      130,351
         01/01/2007    to    12/31/2007              11.86             13.03       98,544
         01/01/2008    to    12/31/2008              13.03              8.15       64,311
         01/01/2009    to    12/31/2009               8.15             11.22       55,256
         01/01/2010    to    12/31/2010              11.22             12.31       37,640
         01/01/2011    to    12/31/2011              12.31             12.17       30,149
         01/01/2012    to    12/31/2012              12.17             13.87       68,258
      -------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                   AUV AT           AUV AT   ACCUM. UNITS
                                                  BEGINNING           END       END OF
                                                  OF PERIOD        OF PERIOD    PERIOD
     ------------------------------------------------------------------------------------
     MSF - JENNISON GROWTH - CLASS B
     (FORMERLY MIST - OPPENHEIMER CAPITAL APPRECIATION - CLASS B)
        05/01/2005    to    12/31/2005               7.95             8.63    1,490,314
        01/01/2006    to    12/31/2006               8.63             9.16       25,588
        01/01/2007    to    12/31/2007               9.16            10.32       70,781
        01/01/2008    to    12/31/2008              10.32             5.50       90,842
        01/01/2009    to    12/31/2009               5.50             7.80      115,318
        01/01/2010    to    12/31/2010               7.80             8.41      105,165
        01/01/2011    to    12/31/2011               8.41             8.18      103,532
        01/01/2012    to    04/27/2012               8.18             9.20            0
     ------------------------------------------------------------------------------------
     MSF - MET/PUTNAM VOYAGER - CLASS A
        09/11/2000    to    12/31/2000              10.00             7.34       22,721
        01/01/2001    to    12/31/2001               7.34             5.01      109,052
        01/01/2002    to    12/31/2002               5.01             3.51       85,734
        01/01/2003    to    12/31/2003               3.51             4.36       86,409
        01/01/2004    to    12/31/2004               4.36             4.51       75,528
        01/01/2005    to    04/29/2005               4.51             4.15       73,488
     ------------------------------------------------------------------------------------
     MSF - MET/PUTNAM VOYAGER - CLASS B
        05/01/2003    to    12/31/2003              10.00            11.73       62,193
        01/01/2004    to    12/31/2004              11.73            12.11       91,991
        01/01/2005    to    04/29/2005              12.11            11.14      103,021
     ------------------------------------------------------------------------------------
     MSF - MFS(R) TOTAL RETURN - CLASS A
        05/01/2003    to    12/31/2003              34.25            38.42       64,286
        01/01/2004    to    12/31/2004              38.12            42.15      110,572
        01/01/2005    to    12/31/2005              42.15            42.86      117,288
        01/01/2006    to    12/31/2006              42.86            47.43      104,400
        01/01/2007    to    12/31/2007              47.43            48.81       97,479
        01/01/2008    to    12/31/2008              48.81            37.47       80,014
        01/01/2009    to    12/31/2009              37.47            43.82       85,117
        01/01/2010    to    12/31/2010              43.82            47.57      100,742
        01/01/2011    to    12/31/2011              47.57            48.04       93,271
        01/01/2012    to    12/31/2012              48.04            52.86       83,852
     ------------------------------------------------------------------------------------
     MSF - MFS(R) VALUE - CLASS B
        05/03/2010    to    12/31/2010              14.05            14.53       12,764
        01/01/2011    to    12/31/2011              14.53            14.42       37,341
        01/01/2012    to    12/31/2012              14.42            16.54       43,170
     ------------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                                 AUV AT    AUV AT   ACCUM. UNITS
                                                BEGINNING    END       END OF
                                                OF PERIOD OF PERIOD    PERIOD
--------------------------------------------------------------------------------
MSF - OPPENHEIMER GLOBAL EQUITY - CLASS B
   05/01/2005    to    12/31/2005                 14.37     16.82       68,042
   01/01/2006    to    12/31/2006                 16.82     19.30      103,679
   01/01/2007    to    12/31/2007                 19.30     20.23      122,560
   01/01/2008    to    12/31/2008                 20.23     11.86      115,357
   01/01/2009    to    12/31/2009                 11.86     16.34      110,790
   01/01/2010    to    12/31/2010                 16.34     18.68      114,201
   01/01/2011    to    12/31/2011                 18.68     16.87       94,832
   01/01/2012    to    12/31/2012                 16.87     20.16       82,037
--------------------------------------------------------------------------------
MSF - T. ROWE PRICE LARGE CAP GROWTH - CLASS A
   05/01/2004    to    12/31/2004                 11.28     12.24    1,353,696
   01/01/2005    to    12/31/2005                 12.24     12.86    1,154,265
   01/01/2006    to    12/31/2006                 12.86     14.37    1,056,525
   01/01/2007    to    12/31/2007                 14.37     15.51      838,882
   01/01/2008    to    12/31/2008                 15.51      8.89      742,579
   01/01/2009    to    12/31/2009                  8.89     12.57      721,418
   01/01/2010    to    12/31/2010                 12.57     14.51      625,032
   01/01/2011    to    12/31/2011                 14.51     14.14      544,996
   01/01/2012    to    12/31/2012                 14.14     16.59      485,067
--------------------------------------------------------------------------------
MSF - T. ROWE PRICE SMALL CAP GROWTH - CLASS A
   05/01/2004    to    12/31/2004                 12.53     13.38      361,121
   01/01/2005    to    12/31/2005                 13.38     14.64      330,601
   01/01/2006    to    12/31/2006                 14.64     15.00      291,424
   01/01/2007    to    12/31/2007                 15.00     16.25      309,116
   01/01/2008    to    12/31/2008                 16.25     10.22      279,597
   01/01/2009    to    12/31/2009                 10.22     14.01      237,620
   01/01/2010    to    12/31/2010                 14.01     18.64      216,273
   01/01/2011    to    12/31/2011                 18.64     18.70      198,936
   01/01/2012    to    12/31/2012                 18.70     21.42      160,642
--------------------------------------------------------------------------------
MSF - WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES - CLASS A
   05/01/2004    to    12/31/2004                 19.04     20.23       69,596
   01/01/2005    to    12/31/2005                 20.23     20.52       67,853
   01/01/2006    to    12/31/2006                 20.52     21.26       55,301
   01/01/2007    to    12/31/2007                 21.26     21.80       46,044
   01/01/2008    to    12/31/2008                 21.80     18.27       42,983
   01/01/2009    to    12/31/2009                 18.27     23.82       44,304
   01/01/2010    to    12/31/2010                 23.82     26.48       39,554
   01/01/2011    to    12/31/2011                 26.48     27.72       48,076
   01/01/2012    to    12/31/2012                 27.72     30.47       27,054
--------------------------------------------------------------------------------

APPENDIX A
CONDENSED FINANCIAL INFORMATION (CONTINUED)


                                             AUV AT    AUV AT   ACCUM. UNITS
                                            BEGINNING    END       END OF
                                            OF PERIOD OF PERIOD    PERIOD
    ------------------------------------------------------------------------
    OPPENHEIMER BOND FUND/VA
       01/01/2003    to    12/31/2003         12.23     12.88     942,696
       01/01/2004    to    04/30/2004         12.88     12.87     907,918
    ------------------------------------------------------------------------
    OPPENHEIMER CAPITAL APPRECIATION FUND/VA
       01/01/2003    to    12/31/2003         10.45     13.50     685,140
       01/01/2004    to    12/31/2004         13.50     14.23     535,465
       01/01/2005    to    04/29/2005         14.23     13.50     505,314
    ------------------------------------------------------------------------
    OPPENHEIMER STRATEGIC BOND FUND/VA
       01/01/2003    to    12/31/2003         11.41     13.29     260,052
       01/01/2004    to    04/30/2004         13.29     13.24     235,162
    ------------------------------------------------------------------------
    PUTNAM VT EQUITY INCOME - CLASS IB
       05/01/2003    to    12/31/2003         10.00     12.04      79,685
       01/01/2004    to    12/31/2004         12.04     13.27     179,474
       01/01/2005    to    12/31/2005         13.27     13.81     226,591
       01/01/2006    to    12/31/2006         13.81     16.18     153,076
       01/01/2007    to    12/31/2007         16.18     16.47     134,924
       01/01/2008    to    12/31/2008         16.47     11.18      90,271
       01/01/2009    to    12/31/2009         11.18     14.05      71,901
       01/01/2010    to    12/31/2010         14.05     15.60      65,224
       01/01/2011    to    12/31/2011         15.60     15.68      65,571
       01/01/2012    to    12/31/2012         15.68     18.45      60,963
    ------------------------------------------------------------------------
    PUTNAM VT GROWTH AND INCOME - CLASS IB
       05/01/2003    to    12/31/2003          9.15     11.26     156,210
       01/01/2004    to    12/31/2004         11.26     12.34     143,453
       01/01/2005    to    12/31/2005         12.34     12.80     147,652
       01/01/2006    to    12/31/2006         12.80     14.64      23,282
       01/01/2007    to    12/31/2007         14.64     13.56      19,925
       01/01/2008    to    12/31/2008         13.56      8.20      10,244
       01/01/2009    to    12/31/2009          8.20     10.49       6,125
       01/01/2010    to    04/30/2010         10.49     11.21           0
    ------------------------------------------------------------------------

DISCONTINUED INVESTMENT PORTFOLIOS. The following investment portfolios are no longer available under any of the products described herein for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing): (a) DWS Variable Series II (formerly Scudder Variable Series II): DWS Government & Agency Securities VIP (Class A) (formerly Scudder Government & Agency Securities Portfolio) (Class A) (closed May 1, 2002); (b) AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (Class A): Invesco V.I. International Growth Fund (closed May 1, 2002 for Cova VA); (c) Met Investors Series Trust ("MIST") (Class B): T. Rowe Price Mid Cap Growth Portfolio (closed as of May 1, 2003 for Cova VA); (d) Metropolitan Series Fund ("MSF"): Baillie Gifford International Stock Portfolio (Class B) (closed December 19, 2003 for Cova VA); (e) MSF: T. Rowe Price Large Cap Growth Portfolio (Class A) (added and closed May 1, 2004 for Cova VA); (f) MIST: Third Avenue Small Cap Value Portfolio (Class A) (closed May 1, 2005); (g) MSF: T. Rowe Price Small Cap Growth Portfolio (Class A) (added and closed April 30, 2007); (h) MSF:
BlackRock Capital Appreciation Portfolio (added and closed effective May 4,
2009); (i) MIST: Oppenheimer Global Equity Portfolio (Class A) (added and closed May 2, 2011 for Cova VA) and ClearBridge Aggressive Growth Portfolio (Class B) (added and closed May 2, 2011 for Cova VA).


Effective as of April 28, 2003, the General American Money Market Fund was merged into the State Street Research Money Market Portfolio of Metropolitan Series Fund, Inc. and the following investment portfolios of the Met Investors Series Trust were merged: J.P. Morgan Enhanced Index Portfolio merged into the Lord Abbett Growth and Income Portfolio; J.P. Morgan International Equity Portfolio merged into the MFS(R) Research International Portfolio; and Lord Abbett Developing Growth Portfolio merged into the Lord Abbett Growth Opportunities Portfolio.

Effective as of May 1, 2004, the following investment portfolios were replaced:
(a) AIM Variable Insurance Fund: AIM VI Premier Equity Fund (Series I) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of Met Investors Series Trust ("MIST"); (b) AllianceBernstein Variable Products Series Fund, Inc.: AllianceBernstein Premier Growth Portfolio (Class A) was replaced with the Janus Aggressive Growth Portfolio (Class A) of MIST; (c) Franklin Templeton Variable Insurance Products Trust (Class 1): Franklin Large Cap Growth Securities Fund was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of Metropolitan Series Fund, Inc. ("MSF"); Franklin Small Cap Fund was replaced with the T. Rowe Price Small Cap Growth Portfolio (Class
A) of MSF; Mutual Shares Securities Fund (Class 1 and Class 2) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Templeton Global Income Securities Fund was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; (d) MFS(R) Variable Insurance Trust (Initial Class): MFS(R) Bond Series was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; MFS(R) Emerging Growth Series was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of MSF; MFS(R) Research Series was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of MIST; MFS(R) Strategic Income Series was replaced with the Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (formerly Salomon Brothers Strategic Bond Opportunities Portfolio) (Class A) of MSF; (e) Oppenheimer Variable Account Funds (Class A): Oppenheimer Bond Fund/VA was replaced with the State Street Research Bond Income Portfolio (Class A) of MSF; Oppenheimer High Income Fund/VA was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of MIST; Oppenheimer Main Street Fund/VA was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of MIST; Oppenheimer Strategic Bond Fund/VA was replaced with the PIMCO Total Return Portfolio (Class A) of MIST; (f) Scudder Variable Series II: SVS Dreman High Return Equity Portfolio (Class A) was replaced with the Lord Abbett Growth and Income Portfolio (Class
A) of MIST.


Effective as of September 3, 2004, the Equity Income Portfolio of the First American Insurance Portfolios, Inc. was liquidated. Effective as of November 22, 2004, the J.P. Morgan Quality Bond Portfolio (Class A) of the Met Investors Series Trust was merged into the PIMCO Total Return Portfolio (Class A) of the Met Investors Series Trust and the J.P. Morgan Select Equity Portfolio (Class
A) of the Met Investors Series Trust was merged into the Capital Guardian U.S. Equity Portfolio (Class A) of the Metropolitan Series Fund, Inc. Effective as of May 1, 2005, the Met/Putnam Voyager Portfolio (Class B) of the Metropolitan Series Fund, Inc. merged into the Jennison Growth Portfolio (Class B) of the Metropolitan Series Fund, Inc.

Effective as of May 1, 2005, the following investment portfolios were replaced:
(a) AllianceBernstein Variable

Products Series Fund, Inc.: the AllianceBernstein Real Estate Investment Portfolio (Class A) was replaced with the Neuberger Berman Real Estate Portfolio (Class A) of the Met Investors Series Trust; (b) MFS(R) Variable Insurance Trust: the MFS(R) High Income Series (Initial Class) was replaced with the Lord Abbett Bond Debenture Portfolio (Class A) of the Met Investors Series Trust and the MFS(R) Investors Trust Series (Initial Class) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust; (c) Oppenheimer Variable Account Funds: the Oppenheimer Capital Appreciation Fund/VA (Class A) (closed for Premier Adviser and Prevail Contracts effective May 1, 2004) was replaced with the Oppenheimer Capital Appreciation Portfolio (Class A) of the Met Investors Series Trust; (d) Scudder Variable Series II: the SVS Dreman Small Cap Value Portfolio (Class A) (closed effective May 1, 2002) was replaced with the Third Avenue Small Cap Value Portfolio (Class A) of the Met Investors Series Trust; (e) Fidelity Variable Insurance Products: the VIP Contrafund(R) Portfolio (Initial Class) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 1, 2006, the MFS Investors Trust Portfolio (Class B) of the Metropolitan Series Fund, Inc. was merged into the Legg Mason Value Equity Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 1, 2006, the following investment portfolios were replaced:
(a) Fidelity Variable Insurance Products: the VIP Growth Portfolio (Initial Class) was replaced with the T. Rowe Price Large Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc. and the VIP Growth and Income Portfolio (Initial Class) was replaced with the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of April 30, 2007, the following investment portfolios were merged: (a) the Met/Putnam Capital Opportunities Portfolio (Class A) of the Met Investors Series Trust merged into the Lazard Mid-Cap Portfolio (Class A) of the Met Investors Series Trust; (b) approximately 65% of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Mid-Cap Value Portfolio (Class B) (added and closed April 30, 2007) of the Met Investors Series Trust, and the remainder (approximately 35%) of the Lord Abbett America's Value Portfolio (Class B) of the Met Investors Series Trust merged into the Lord Abbett Bond Debenture Portfolio (Class B) (added and closed April 30, 2007) of the Met Investors Series Trust.

Effective as of April 30, 2007, (a) AIM Variable Insurance Funds: AIM V.I Capital Appreciation Fund (Series I) (closed effective May 1, 2006) was replaced with the Met Investors Series Trust: Met/AIM Capital Appreciation Portfolio (Class A) (added and closed April 30, 2007); and (b) DWS Variable Series II: DWS Small Cap Growth VIP (Class A ) ( closed 5/1/02) was replaced with the Metropolitan Series Fund, Inc.: T. Rowe Price Small Cap Growth Portfolio (Class A) (added and closed 4/30/07).

Effective as of April 28, 2008, the Templeton Developing Markets Securities Fund (Class I) of the Franklin Templeton Variable Insurance Products Trust was replaced with the MFS(R) Emerging Markets Equity Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 4, 2009, the Met/AIM Capital Appreciation Portfolio (Class
A) of the Met Investors Series Trust merged into the BlackRock Legacy Large Cap Growth Portfolio (Class A) of the Metropolitan Series Fund, Inc.; and the Capital Guardian U.S. Equity Portfolio (Class A and Class B) of the Metropolitan Series Fund, Inc. merged into the Pioneer Fund Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 3, 2010, the assets in the Class B (or Class E, as noted) shares of the following investment portfolios, which had been closed to new investment, were transferred to the Class A shares of those investment portfolios: the Davis Venture Value Portfolio (Class E) and the MFS(R) Total Return Portfolio (Class B) of the Metropolitan Series Fund, Inc., and the MFS(R) Research International Portfolio (Class B), the Lord Abbett Bond Debenture Portfolio (Class B) and the Lord Abbett Mid Cap Value Portfolio (Class B) of the Met Investors Series Trust.

Effective as of May 3, 2010, the Putnam VT Growth and Income Fund (Class IB) (closed May 1, 2006) was replaced by the Lord Abbett Growth and Income Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 2, 2011, the Templeton Growth Securities Fund (Class 1) of the Franklin Templeton Variable Insurance Products Trust was replaced with the Met/Templeton Growth Portfolio (Class A) of the Met Investors Series Trust.

Effective as of May 2, 2011, the Legg Mason Value Equity Portfolio (Class B) (closed effective May 1, 2006) of the Met Investors Series Trust was merged into the Legg Mason ClearBridge Aggressive Growth Portfolio (Class B) of the Met Investors Series Trust.

Effective as of April 30, 2012, the Oppenheimer Capital Appreciation Portfolio of the Met Investors Series Trust was merged into the Jennison Growth Portfolio of the Metropolitan Series Fund.


Effective as of April 29, 2013, the MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio) of the Met Investors Series Trust was merged into the Neuberger Berman Genesis Portfolio of the Metropolitan Series Fund.



Effective as of April 29, 2013, the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund merged into the Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio) of the Met Investors Series Trust.


YOU SHOULD READ THE PROSPECTUSES FOR THESE DISCONTINUED INVESTMENT PORTFOLIOS FOR MORE INFORMATION ON FEES, CHARGES, INVESTMENT OBJECTIVES AND RISKS. A COPY OF THE FUND PROSPECTUSES HAS PREVIOUSLY BEEN PROVIDED TO YOU.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS
PART 1. INVESTMENT OBJECTIVES

Below is a listing of the investment advisers and subadvisers, if any, and the investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE WITH YOUR CONTRACT. SEE PART 2 OF THIS APPENDIX FOR A LIST OF THE PORTFOLIOS AVAILABLE WITH YOUR CONTRACT.

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) is a mutual fund with multiple portfolios. Invesco Advisers, Inc. is the investment adviser to each portfolio. The following Series I portfolio is available under the contract:

INVESCO V.I. INTERNATIONAL GROWTH FUND

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

Fidelity Variable Insurance Products is a mutual fund with multiple portfolios. Fidelity Management & Research Company is the investment manager. The following Initial Class portfolios are available under the contract:

EQUITY-INCOME PORTFOLIO

SUBADVISER: FMR Co., Inc.

INVESTMENT OBJECTIVE: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500(R) Index.

GROWTH OPPORTUNITIES PORTFOLIO

SUBADVISER: FMR Co., Inc.

INVESTMENT OBJECTIVE: Seeks to provide capital growth.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

Franklin Templeton Variable Insurance Products Trust consists of multiple portfolios. Templeton Investment Counsel, LLC is the investment adviser for the following Class 1 portfolio available under the contract:

TEMPLETON FOREIGN SECURITIES FUND

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))

Met Investors Series Trust is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of MetLife Investors, is the investment manager of Met Investors Series Trust. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual investment portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

CLARION GLOBAL REAL ESTATE PORTFOLIO


SUBADVISER: CBRE Clarion Securities LLC


INVESTMENT OBJECTIVE: Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.


CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

SUBADVISER: ClearBridge Investments, LLC


INVESTMENT OBJECTIVE: Seeks capital appreciation.


INVESCO COMSTOCK PORTFOLIO (CLASS B)

SUBADVISER: Invesco Advisers, Inc.

INVESTMENT OBJECTIVE: Seeks capital growth and income.

LORD ABBETT BOND DEBENTURE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC

INVESTMENT OBJECTIVE: Seeks high current income and the opportunity for capital appreciation to produce a high total return.

LORD ABBETT MID CAP VALUE PORTFOLIO

SUBADVISER: Lord, Abbett & Co. LLC


INVESTMENT OBJECTIVE: Seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.


MFS(R) EMERGING MARKETS EQUITY PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.

MORGAN STANLEY MID CAP GROWTH PORTFOLIO

SUBADVISER: Morgan Stanley Investment Management Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.


OPPENHEIMER GLOBAL EQUITY PORTFOLIO (CLASS A AND CLASS B)

SUBADVISER: OppenheimerFunds, Inc.

INVESTMENT OBJECTIVE: Seeks capital appreciation.


PIMCO TOTAL RETURN PORTFOLIO

SUBADVISER: Pacific Investment Management Company LLC

INVESTMENT OBJECTIVE: Seeks maximum total return, consistent with the preservation of capital and prudent investment management.

PIONEER FUND PORTFOLIO

SUBADVISER: Pioneer Investment Management, Inc.

INVESTMENT OBJECTIVE: Seeks reasonable income and capital growth.

T. ROWE PRICE LARGE CAP VALUE PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.



METROPOLITAN SERIES FUND
(CLASS A (OR CLASS B AS NOTED))

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC is the investment adviser to the portfolios. MetLife Advisers, LLC has engaged subadvisers to provide investment advice for the individual portfolios. The following Class A (or Class B as noted) portfolios are available under the contract:

BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO


SUBADVISER: Baillie Gifford Overseas Limited


INVESTMENT OBJECTIVE: Seeks long-term growth of capital.



BLACKROCK BOND INCOME PORTFOLIO (CLASS A AND CLASS B)

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: Seeks a competitive total return primarily from investing in fixed-income securities.

BLACKROCK MONEY MARKET PORTFOLIO

SUBADVISER: BlackRock Advisors, LLC

INVESTMENT OBJECTIVE: Seeks a high level of current income consistent with preservation of capital.

DAVIS VENTURE VALUE PORTFOLIO

SUBADVISER: Davis Selected Advisers, L.P.

INVESTMENT OBJECTIVE: Seeks growth of capital.

JENNISON GROWTH PORTFOLIO (CLASS A AND CLASS B)

SUBADVISER: Jennison Associates LLC

INVESTMENT OBJECTIVES: Seeks long-term growth of capital.

MFS(R) TOTAL RETURN PORTFOLIO

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks a favorable total return through investment in a diversified portfolio.

MFS(R) VALUE PORTFOLIO (CLASS B)

SUBADVISER: Massachusetts Financial Services Company

INVESTMENT OBJECTIVE: Seeks capital appreciation.


NEUBERGER BERMAN GENESIS PORTFOLIO

SUBADVISER: Neuberger Berman Management LLC

INVESTMENT OBJECTIVE: Seeks high total return, consisting principally of capital appreciation.

T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and, secondarily, dividend income.

T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

SUBADVISER: T. Rowe Price Associates, Inc.

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

SUBADVISER: Western Asset Management Company

INVESTMENT OBJECTIVE: Seeks to maximize total return consistent with preservation of capital.

PUTNAM VARIABLE TRUST (CLASS IB)

Putnam Variable Trust is a mutual fund with multiple portfolios. Putnam Investment Management, LLC is the investment adviser to each portfolio. The following Class IB portfolio is available under the contract:

PUTNAM VT EQUITY INCOME FUND

INVESTMENT OBJECTIVE: Seeks capital growth and current income.

APPENDIX B
PARTICIPATING INVESTMENT PORTFOLIOS
PART 2. PORTFOLIOS AVAILABLE WITH YOUR CONTRACT

If you purchased the COVA VARIABLE ANNUITY, the following portfolios are available:

MET INVESTORS SERIES TRUST (CLASS A (OR CLASS B AS NOTED))


 Invesco Comstock Portfolio (Class B)

 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio

 Oppenheimer Global Equity Portfolio (Class B)

 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio



METROPOLITAN SERIES FUND (CLASS A (OR CLASS B AS NOTED))

 BlackRock Bond Income Portfolio (Class B)
 BlackRock Money Market Portfolio
 Davis Venture Value Portfolio
 Jennison Growth Portfolio (Class B)
 MFS(R) Total Return Portfolio
 MFS(R) Value Portfolio (Class B)

 Neuberger Berman Genesis Portfolio

 T. Rowe Price Small Cap Growth Portfolio

PUTNAM VARIABLE TRUST (CLASS IB)

 Putnam VT Equity Income Fund

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 Invesco V.I. International Growth Fund (Series I) 5/1/02
 Templeton Foreign Securities Fund (Class 1) 5/1/03
 T. Rowe Price Mid Cap Growth Portfolio (Class B) 5/1/03
 Baillie Gifford International Stock Portfolio (Class B) 12/19/03
 T. Rowe Price Large Cap Growth Portfolio (Class A) 5/1/04

 BlackRock Capital Appreciation Portfolio (Class A) 5/4/09
 ClearBridge Aggressive Growth Portfolio (Class B) 5/2/11
 Oppenheimer Global Equity Portfolio (Class A) 5/2/11

If you purchased the FIRSTAR SUMMIT VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)



 Lord Abbett Bond Debenture Portfolio
 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 PIMCO Total Return Portfolio
 T. Rowe Price Large Cap Value Portfolio

METROPOLITAN SERIES FUND (CLASS A)

 Baillie Gifford International Stock Portfolio
 BlackRock Money Market Portfolio
 Jennison Growth Portfolio

 Neuberger Berman Genesis Portfolio


CLOSED PORTFOLIOS FOR THIS PRODUCT*

 BlackRock Capital Appreciation Portfolio (Class A) 5/4/09

--------------------------------------------------------------------------------

If you purchased a PREMIER ADVISOR VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)

 Clarion Global Real Estate Portfolio

 ClearBridge Aggressive Growth Portfolio

 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio


 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio

 Oppenheimer Global Equity Portfolio

 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio

METROPOLITAN SERIES FUND (CLASS A)

 BlackRock Bond Income Portfolio
 BlackRock Money Market Portfolio
 Jennison Growth Portfolio

 Neuberger Berman Genesis Portfolio

 T. Rowe Price Large Cap Growth Portfolio
 T. Rowe Price Small Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*


 BlackRock Capital Appreciation Portfolio (Class A) 5/4/09

--------------------------------------------------------------------------------

If you purchased a DESTINY SELECT VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 1)

 Templeton Foreign Securities Fund

MET INVESTORS SERIES TRUST (CLASS A)

 Clarion Global Real Estate Portfolio

 ClearBridge Aggressive Growth Portfolio

 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio


 MFS(R) Emerging Markets Equity Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio

 Oppenheimer Global Equity Portfolio

 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio

METROPOLITAN SERIES FUND (CLASS A)

 BlackRock Money Market Portfolio
 Jennison Growth Portfolio

 Neuberger Berman Genesis Portfolio

 T. Rowe Price Large Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*

 DWS Government & Agency Securities VIP (Class A) 5/1/02
 Third Avenue Small Cap Value Portfolio (Class A) 5/1/05
 T. Rowe Price Small Cap Growth Portfolio (Class A) 4/30/07

 BlackRock Capital Appreciation Portfolio (Class A) 5/4/09

--------------------------------------------------------------------------------

If you purchased a PREVAIL VARIABLE ANNUITY, the following portfolios are available:

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) (SERIES I)

 Invesco V.I. International Growth Fund

FIDELITY VARIABLE INSURANCE PRODUCTS (INITIAL CLASS)

 Equity-Income Portfolio
 Growth Opportunities Portfolio

MET INVESTORS SERIES TRUST (CLASS A)



 Lord Abbett Bond Debenture Portfolio
 Lord Abbett Mid Cap Value Portfolio
 MFS(R) Research International Portfolio
 Morgan Stanley Mid Cap Growth Portfolio
 PIMCO Total Return Portfolio
 Pioneer Fund Portfolio
 T. Rowe Price Large Cap Value Portfolio

METROPOLITAN SERIES FUND (CLASS A)

 BlackRock Bond Income Portfolio
 BlackRock Money Market Portfolio
 Jennison Growth Portfolio

 Neuberger Berman Genesis Portfolio

 T. Rowe Price Large Cap Growth Portfolio
 Western Asset Management Strategic Bond Opportunities Portfolio

CLOSED PORTFOLIOS FOR THIS PRODUCT*


 BlackRock Capital Appreciation Portfolio (Class A) 5/4/09


*These portfolios are closed for allocations of new purchase payments or transfers of account value (excluding rebalancing and dollar cost averaging programs in existence at the time of closing).

                      STATEMENT OF ADDITIONAL INFORMATION

                    INDIVIDUAL FIXED AND VARIABLE DEFERRED

                               ANNUITY CONTRACT

                                   ISSUED BY

                METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                                      AND

                      METLIFE INVESTORS INSURANCE COMPANY


THIS IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED APRIL 29, 2013, FOR THE INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT WHICH IS DESCRIBED HEREIN.


THE PROSPECTUS CONCISELY SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS CALL OR WRITE TO THE COMPANY AT: P.O. BOX 10366, DES MOINES, IOWA 50306-0366, (800) 343-8496.


THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 29, 2013.

SAI-COVAVA13

                  TABLE OF CONTENTS                   PAGE

                  COMPANY................................ 3

                  INDEPENDENT REGISTERED PUBLIC
                  ACCOUNTING FIRM........................ 3

                  CUSTODIAN.............................. 4

                  DISTRIBUTION........................... 4

                  CALCULATION OF PERFORMANCE INFORMATION. 5
                     Total Return........................ 5
                     Historical Unit Values.............. 5
                     Reporting Agencies.................. 5

                  ANNUITY PROVISIONS..................... 6
                     Variable Annuity.................... 6
                     Fixed Annuity....................... 6
                     Annuity Unit Value.................. 6
                     Net Investment Factor............... 6
                     Mortality and Expense Guarantee..... 6

                  TAX STATUS OF THE CONTRACTS............ 7

                  FINANCIAL STATEMENTS................... 8

COMPANY

MetLife Investors Insurance Company (MetLife Investors or the Company) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American Life) purchased Xerox Financial Services Life Insurance Company, which on that date changed its name to Cova Financial Services Life Insurance Company. On January 6, 2000, Metropolitan Life Insurance Company acquired GenAmerica Financial Corporation, the ultimate parent company of General American Life. Cova Financial Services Life Insurance Company changed its name to MetLife Investors Insurance Company on January 30, 2001. On December 31, 2002, MetLife Investors became an indirect subsidiary of MetLife, Inc. (MetLife), the holding company of Metropolitan Life Insurance Company and a listed company on the New York Stock Exchange. On October 1, 2004, MetLife Investors became a direct subsidiary of MetLife. MetLife, though its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.


On December 31, 2002, MetLife entered into a net worth maintenance agreement with MetLife Investors. Under the agreement, MetLife agreed, without limitation as to the amount, to cause MetLife Investors to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. At December 31, 2012, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels. MetLife and MetLife Investors entered into the agreement in part to enhance and maintain the financial strength of MetLife Investors as set forth in the agreement. Creditors of MetLife Investors (including its Policy Owners) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of MetLife Investors with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to MetLife Investors. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if the Company attains a financial strength rating from Moody's Investors Service, Inc., without giving weight to the support of the agreement, that is the same as or better than its rating of such rating agency with such support.



General American Life has entered into a contingent reinsurance agreement with MetLife Investors. Under this agreement, in the event that MetLife Investors' statutory capital and surplus fall below certain levels, General American Life would assume as assumption reinsurance, subject to regulatory approvals and required consents, all of MetLife Investors' life insurance and annuity contracts. At December 31, 2012, the capital and surplus of MetLife Investors was in excess of these minimum capital and surplus levels.


The Company presently is licensed to do business in the District of Columbia and all states except New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Sub-Accounts of MetLife Investors Variable Annuity Account One included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of MetLife Investors Insurance Company (the "Company"), included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unmodified opinion and includes an emphasis-of-matter paragraph referring to changes in the Company's method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012). Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements of General American Life Insurance Company and subsidiary, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated financial statements, and the related financial statement schedules, incorporated by reference in this Statement of Additional Information from the MetLife, Inc. and subsidiaries' ("MetLife's") Annual Report on Form 10-K, and the effectiveness of MetLife's internal control over financial reporting for the year ended December 31, 2012, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such consolidated financial statements and financial statement schedules have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.


The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

ADDITIONAL INFORMATION

As noted above in the "Company" section of this Statement of Additional Information, MetLife has entered into a net worth maintenance agreement with the Company. As permitted by SEC rules, we are incorporating by reference into this Statement of Additional Information the following documents which have been filed with the SEC, which means that these documents are legally a part of this Statement of Additional Information:


(i) The consolidated financial statements and financial statement schedules from MetLife and subsidiaries' Annual Report on Form 10-K for the year ended December 31, 2012, filed on February 27, 2013 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(ii)MetLife's Current Report on Form 8-K filed with the SEC on March 4, 2013 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov;

(iii)MetLife's Current Report on Form 8-K filed with the SEC on March 5, 2013 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov; and

(iv)MetLife's Current Report on Form 8-K filed with the SEC on March 13, 2013 (File No. 001-15787), can be viewed on the SEC website at www.sec.gov.


You should only consider MetLife's financial statements (including notes and financial statement schedules thereto) and other financial information that we have incorporated by reference as noted above as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.

CUSTODIAN

MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, California 92614 is the custodian of the assets of the Separate Account. The custodian has custody of all cash of the Separate Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Separate Account.

DISTRIBUTION

Information about the distribution of the contracts is contained in the prospectus. (See "Other Information -- Distribution of Contracts.") Additional information is provided below.

The contracts are not currently offered for sale.

MetLife Investors Distribution Company ("Distributor") serves as principal underwriter for the contracts. Distributor is a Missouri corporation and its home office is located at 5 Park Plaza, Suite 1900, Irvine, California 92614. Distributor is an indirect, wholly-owned subsidiary of MetLife, Inc. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. Distributor is not a member of the Securities Investor Protection Corporation. Distributor has entered into selling agreements with other broker-dealers ("selling firms") and compensates them for their services.

Distributor (including its predecessor) received sales compensation with respect to all contracts issued from the Separate Account in the following amounts during the periods indicated:


                                                              AGGREGATE
                                                              AMOUNT OF
                                   AGGREGATE                 COMMISSIONS
                                   AMOUNT OF                 RETAINED BY
                                  COMMISSIONS             DISTRIBUTOR AFTER
                                    PAID TO                  PAYMENTS TO
FISCAL YEAR                       DISTRIBUTOR               SELLING FIRMS
-----------                       -----------             -----------------
2010                              $59,939,263                    $0
2011                              $70,881,543                    $0
2012                              $54,914,768                    $0

Distributor passes through commissions to selling firms for their sales. In addition we pay compensation to Distributor to offset its expenses, including compensation costs, marketing and distribution expenses, advertising, wholesaling, printing and other expenses of distributing the contracts.

CALCULATION OF PERFORMANCE INFORMATION

TOTAL RETURN

From time to time, the Company may advertise performance data. Such data will show the percentage change in the value of an Accumulation Unit based on the performance of an investment portfolio over a period of time, usually a calendar year, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit value at the beginning of the period.

Any such advertisement will include total return figures for the time periods indicated in the advertisement. Such total return figures will reflect the deduction of a 1.25% Mortality and Expense Risk Premium, a 0.15% Administrative Expense Charge, the expenses for the underlying investment portfolio being advertised and any applicable Contract Maintenance Charges and Withdrawal Charges.

The hypothetical value of a contract purchased for the time periods described in the advertisement will be determined by using the actual Accumulation Unit values for an initial $1,000 purchase payment, and deducting any applicable Contract Maintenance Charges and any applicable Withdrawal Charge to arrive at the ending hypothetical value. The average annual total return is then determined by computing the fixed interest rate that a $1,000 purchase payment would have to earn annually, compounded annually, to grow to the hypothetical value at the end of the time periods described. The formula used in these calculations is:

   P (1 + T)/n/ = ERV

Where:

   P  =  a hypothetical initial payment of $1,000

   T  =  average annual total return

   n  =  number of years

   ERV = ending redeemable value at the end of the time periods used (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the time periods used.

The Company may also advertise performance data which will be calculated in the same manner as described above but which will not reflect the deduction of any Withdrawal Charge. The deduction of any Withdrawal Charge would reduce any percentage increase or make greater any percentage decrease.

You should note that the investment results of each investment portfolio will fluctuate over time, and any presentation of the investment portfolio's total return for any period should not be considered as a representation of what an investment may earn or what your total return may be in any future period.

HISTORICAL UNIT VALUES

The Company may also show historical Accumulation Unit values in certain advertisements containing illustrations. These illustrations will be based on actual Accumulation Unit values.

In addition, the Company may distribute sales literature which compares the percentage change in Accumulation Unit values for any of the investment portfolios against established market indices such as the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or other management investment companies which have investment objectives similar to the investment portfolio being compared. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged, unweighted average of 500 stocks, the majority of which are listed on the New York Stock Exchange. The Dow Jones Industrial Average is an unmanaged, weighted average of thirty blue chip industrial corporations listed on the New York Stock Exchange. Both the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average assume quarterly reinvestment of dividends.

REPORTING AGENCIES

The Company may also distribute sales literature which compares the performance of the Accumulation Unit values of the Contracts with the unit values of variable annuities issued by other insurance companies. Such information will be derived from the Lipper Variable Insurance Products Performance Analysis Service, the VARDS Report or from Morningstar.

The Lipper Variable Insurance Products Performance Analysis Service is published by Lipper Analytical Services, Inc., a publisher of statistical data which currently tracks the performance of almost 4,000 investment companies. The rankings compiled by Lipper may or may not reflect the deduction of asset-based insurance charges. The Company's sales literature utilizing these rankings will indicate whether or not such charges have been deducted. Where the charges have not been deducted, the sales literature will indicate that if the charges had been deducted, the ranking might have been lower.

The VARDS Report is a monthly variable annuity industry analysis compiled by Variable Annuity Research & Data Service of Roswell, Georgia and published by Financial Planning Resources, Inc. The VARDS rankings may or may not reflect the deduction of asset-based insurance charges. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking may address the question as to which funds provide the highest total return with the least amount of risk. Other ranking services may be used as sources of performance comparison, such as CDA/Weisenberger.

Morningstar rates a variable annuity against its peers with similar investment objectives. Morningstar does not rate any variable annuity that has less than three years of performance data.

ANNUITY PROVISIONS

VARIABLE ANNUITY

A variable annuity is an annuity with payments which: (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable investment portfolio(s) of the Separate Account. At the Annuity Date, the Contract Value in each investment portfolio will be applied to the applicable Annuity Tables. The Annuity Table used will depend upon the Annuity Option chosen. If, as of the Annuity Date, the then current Annuity Option rates applicable to this class of Contracts provide a first Annuity Payment greater than guaranteed under the same Annuity Option under this Contract, the greater payment will be made. The dollar amount of Annuity Payments after the first is determined as follows:

(1)the dollar amount of the first Annuity Payment is divided by the value of an Annuity Unit as of the Annuity Date. This establishes the number of Annuity Units for each monthly payment. The number of Annuity Units remains fixed during the Annuity Payment period.

(2)the fixed number of Annuity Units is multiplied by the Annuity Unit value for the last Valuation Period of the month preceding the month for which the payment is due. This result is the dollar amount of the payment.

The total dollar amount of each Variable Annuity Payment is the sum of all investment portfolios' Variable Annuity Payments reduced by the applicable Contract Maintenance Charge.

FIXED ANNUITY

A fixed annuity is a series of payments made during the Annuity Period which are guaranteed as to dollar amount by the Company and do not vary with the investment experience of the Separate Account. The General Account Value on the day immediately preceding the Annuity Date will be used to determine the Fixed Annuity monthly payment. The monthly Annuity Payment will be based upon the Annuity Option elected and the appropriate Annuity Option Table.

ANNUITY UNIT VALUE

The value of an Annuity Unit for each investment portfolio was arbitrarily set initially at $10. This was done when the first investment portfolio shares were purchased. The investment portfolio Annuity Unit value at the end of any subsequent Valuation Period is determined by multiplying the investment portfolio Annuity Unit value for the immediately preceding Valuation Period by the product of (a) the Net Investment Factor for the day for which the Annuity Unit value is being calculated, and (b) 0.999919.

NET INVESTMENT FACTOR

The Net Investment Factor for any investment portfolio for any Valuation Period is determined by dividing:

(a)the Accumulation Unit value as of the close of the current Valuation Period, by

(b)the Accumulation Unit value as of the close of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, as the Annuity Unit value may increase or decrease.

MORTALITY AND EXPENSE GUARANTEE

The Company guarantees that the dollar amount of each Annuity Payment after the first Annuity Payment will not be affected by variations in mortality or expense experience.

TAX STATUS OF THE CONTRACTS

Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.

DIVERSIFICATION REQUIREMENTS. The Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment portfolio will satisfy these diversification requirements. If investment portfolio shares are sold directly to either tax qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, there could be adverse consequences under the diversification rules.

OWNER CONTROL. In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

REQUIRED DISTRIBUTIONS. In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract (or on the death of, or change in, any primary annuitant where the contract is owned by a non-natural person). Specifically, Section 72(s) requires that: (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS. Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement (except for 5% or more owners). If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e., determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. It is important that you consult your tax adviser as to the impact of tax law and regulations on your personal situation.

Income tax regulations regarding minimum distribution requirements affect both deferred and income annuities. Under these rules, in general, the value of all benefits under a deferred annuity (including death benefits in excess of cash value) must be added to the account value in computing the amount required to be distributed over the applicable period. We will provide you with additional information as to the amount of your interest in the contract that is subject to required minimum distributions under this rule and either compute the required amount for you or offer to do so at your request. Additionally, you should consult your tax adviser as to how these rules affect your contract.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH. Upon the death of the contract owner and/or annuitant of a Qualified Contract, the funds remaining in the contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply in the case of an IRA where the beneficiary is the surviving spouse which allow the spouse to assume the contract as owner. Alternative rules permit a spousal beneficiary under a qualified contract, including an IRA, to defer the minimum distribution requirements until the end of the year in which the deceased spouse would have attained age 70 1/2 or to rollover the death proceeds to his or her own IRA or to another eligible retirement plan in which he or she participates. Under current federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.


FINANCIAL STATEMENTS

The financial statements of the Separate Account, the Company and General American Life Insurance Company are included herein.

The financial statements of the Company included herein should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.

The financial statements of General American Life Insurance Company are included because for contracts issued on or before December 31, 2002, General American Life Insurance Company agreed to ensure that the Company will have sufficient funds to meet its obligations under the contracts.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
MetLife Investors Variable Annuity Account One and Board of Directors of
MetLife Investors Insurance Company

We have audited the accompanying statements of assets and liabilities of MetLife Investors Variable Annuity Account One (the "Separate Account") of MetLife Investors Insurance Company (the "Company") comprising each of the individual Sub-Accounts listed in Note 2.A. as of December 31, 2012, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account of the Company as of December 31, 2012, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 28, 2013

This page is intentionally left blank.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2012


                                                                 AMERICAN FUNDS                               DWS II
                                            AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS       GOVERNMENT &
                                             GLOBAL GROWTH       CAPITALIZATION           GROWTH         AGENCY SECURITIES
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                          ------------------   ------------------   ------------------  ------------------
ASSETS:
   Investments at fair value............  $      106,822,927   $       25,978,623   $      129,432,141  $          693,038
                                          ------------------   ------------------   ------------------  ------------------
       Total Assets.....................         106,822,927           25,978,623          129,432,141             693,038
                                          ------------------   ------------------   ------------------  ------------------
LIABILITIES:
   Accrued fees.........................                  38                   53                   56                  31
   Due to MetLife Investors Insurance
     Company............................                   3                    3                    2                   1
                                          ------------------   ------------------   ------------------  ------------------
       Total Liabilities................                  41                   56                   58                  32
                                          ------------------   ------------------   ------------------  ------------------

NET ASSETS..............................  $      106,822,886   $       25,978,567   $      129,432,083  $          693,006
                                          ==================   ==================   ==================  ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      106,822,886   $       25,978,567   $      129,421,904  $          691,515
   Net assets from contracts in payout..                  --                   --               10,179               1,491
                                          ------------------   ------------------   ------------------  ------------------
       Total Net Assets.................  $      106,822,886   $       25,978,567   $      129,432,083  $          693,006
                                          ==================   ==================   ==================  ==================


 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                                                   FIDELITY VIP
                                              FIDELITY VIP            GROWTH          FTVIPT TEMPLETON       INVESCO V.I.
                                              EQUITY-INCOME        OPPORTUNITIES     FOREIGN SECURITIES  INTERNATIONAL GROWTH
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------  --------------------
ASSETS:
   Investments at fair value............   $        5,082,147   $          109,303   $       28,052,981   $        6,259,234
                                           ------------------   ------------------   ------------------  --------------------
       Total Assets.....................            5,082,147              109,303           28,052,981            6,259,234
                                           ------------------   ------------------   ------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   43                    3                   45                   67
   Due to MetLife Investors Insurance
     Company............................                    2                   --                    2                    2
                                           ------------------   ------------------   ------------------  --------------------
       Total Liabilities................                   45                    3                   47                   69
                                           ------------------   ------------------   ------------------  --------------------

NET ASSETS..............................   $        5,082,102   $          109,300   $       28,052,934   $        6,259,165
                                           ==================   ==================   ==================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        5,082,102   $          109,300   $       28,002,289   $        6,220,691
   Net assets from contracts in payout..                   --                   --               50,645               38,474
                                           ------------------   ------------------   ------------------  --------------------
       Total Net Assets.................   $        5,082,102   $          109,300   $       28,052,934   $        6,259,165
                                           ==================   ==================   ==================  ====================

                                                  MIST
                                            ALLIANCEBERNSTEIN       MIST AMERICAN                             MIST AMERICAN
                                             GLOBAL DYNAMIC        FUNDS BALANCED        MIST AMERICAN        FUNDS GROWTH
                                               ALLOCATION            ALLOCATION           FUNDS BOND           ALLOCATION
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  -------------------  -------------------   ------------------
ASSETS:
   Investments at fair value............   $        21,873,095  $       235,164,591  $        16,737,720   $      225,771,519
                                           -------------------  -------------------  -------------------   ------------------
       Total Assets.....................            21,873,095          235,164,591           16,737,720          225,771,519
                                           -------------------  -------------------  -------------------   ------------------
LIABILITIES:
   Accrued fees.........................                    15                   18                   51                   34
   Due to MetLife Investors Insurance
     Company............................                     1                    2                    4                    4
                                           -------------------  -------------------  -------------------   ------------------
       Total Liabilities................                    16                   20                   55                   38
                                           -------------------  -------------------  -------------------   ------------------

NET ASSETS..............................   $        21,873,079  $       235,164,571  $        16,737,665   $      225,771,481
                                           ===================  ===================  ===================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $        21,873,079  $       235,164,571  $        16,737,665   $      225,771,481
   Net assets from contracts in payout..                    --                   --                   --                   --
                                           -------------------  -------------------  -------------------   ------------------
       Total Net Assets.................   $        21,873,079  $       235,164,571  $        16,737,665   $      225,771,481
                                           ===================  ===================  ===================   ==================



                                              MIST AMERICAN        MIST AMERICAN
                                              FUNDS GROWTH      FUNDS INTERNATIONAL
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------
ASSETS:
   Investments at fair value............   $       25,736,919   $       13,994,506
                                           ------------------   -------------------
       Total Assets.....................           25,736,919           13,994,506
                                           ------------------   -------------------
LIABILITIES:
   Accrued fees.........................                   59                   58
   Due to MetLife Investors Insurance
     Company............................                    3                    5
                                           ------------------   -------------------
       Total Liabilities................                   62                   63
                                           ------------------   -------------------

NET ASSETS..............................   $       25,736,857   $       13,994,443
                                           ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $       25,736,857   $       13,994,443
   Net assets from contracts in payout..                   --                   --
                                           ------------------   -------------------
       Total Net Assets.................   $       25,736,857   $       13,994,443
                                           ==================   ===================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                              MIST AMERICAN                            MIST BLACKROCK
                                             FUNDS MODERATE       MIST AQR GLOBAL      GLOBAL TACTICAL      MIST BLACKROCK
                                               ALLOCATION          RISK BALANCED         STRATEGIES           HIGH YIELD
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $      126,809,385   $       16,016,492   $       44,438,105   $       16,244,108
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets......................         126,809,385           16,016,492           44,438,105           16,244,108
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  16                   60                   24                   56
   Due to MetLife Investors Insurance
     Company.............................                   1                    2                    1                    4
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities.................                  17                   62                   25                   60
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $      126,809,368   $       16,016,430   $       44,438,080   $       16,244,048
                                           ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $      126,809,368   $       16,016,430   $       44,438,080   $       16,244,048
   Net assets from contracts in payout...                  --                   --                   --                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Net Assets..................  $      126,809,368   $       16,016,430   $       44,438,080   $       16,244,048
                                           ==================   ==================   ==================   ==================


                                             MIST BLACKROCK     MIST CLARION GLOBAL   MIST DREMAN SMALL   MIST GOLDMAN SACHS
                                             LARGE CAP CORE         REAL ESTATE           CAP VALUE          MID CAP VALUE
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------  ------------------   ------------------
ASSETS:
   Investments at fair value.............  $        6,609,164   $       39,516,213   $        7,917,915   $       17,068,540
                                           ------------------   -------------------  ------------------   ------------------
       Total Assets......................           6,609,164           39,516,213            7,917,915           17,068,540
                                           ------------------   -------------------  ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  26                   80                   58                   73
   Due to MetLife Investors Insurance
     Company.............................                   1                   10                    2                    4
                                           ------------------   -------------------  ------------------   ------------------
       Total Liabilities.................                  27                   90                   60                   77
                                           ------------------   -------------------  ------------------   ------------------

NET ASSETS...............................  $        6,609,137   $       39,516,123   $        7,917,855   $       17,068,463
                                           ==================   ===================  ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        6,609,137   $       39,469,037   $        7,917,855   $       17,067,045
   Net assets from contracts in payout...                  --               47,086                   --                1,418
                                           ------------------   -------------------  ------------------   ------------------
       Total Net Assets..................  $        6,609,137   $       39,516,123   $        7,917,855   $       17,068,463
                                           ==================   ===================  ==================   ==================

                                               MIST HARRIS         MIST INVESCO
                                                 OAKMARK           BALANCED-RISK
                                              INTERNATIONAL         ALLOCATION
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       60,795,247   $       18,405,885
                                           ------------------   ------------------
       Total Assets......................          60,795,247           18,405,885
                                           ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  28                   39
   Due to MetLife Investors Insurance
     Company.............................                   3                    2
                                           ------------------   ------------------
       Total Liabilities.................                  31                   41
                                           ------------------   ------------------

NET ASSETS...............................  $       60,795,216   $       18,405,844
                                           ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       60,790,709   $       18,405,844
   Net assets from contracts in payout...               4,507                   --
                                           ------------------   ------------------
       Total Net Assets..................  $       60,795,216   $       18,405,844
                                           ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                                                             MIST JPMORGAN
                                              MIST INVESCO                              MIST JENNISON        GLOBAL ACTIVE
                                            SMALL CAP GROWTH     MIST JANUS FORTY     LARGE CAP EQUITY        ALLOCATION
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       46,464,146   $        2,480,632   $        3,130,805   $        7,371,239
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets......................          46,464,146            2,480,632            3,130,805            7,371,239
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  61                   45                   58                   48
   Due to MetLife Investors Insurance
     Company.............................                   4                    2                    1                    2
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities.................                  65                   47                   59                   50
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $       46,464,081   $        2,480,585   $        3,130,746   $        7,371,189
                                           ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       46,444,161   $        2,480,585   $        3,130,746   $        7,371,189
   Net assets from contracts in payout...              19,920                   --                   --                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Net Assets..................  $       46,464,081   $        2,480,585   $        3,130,746   $        7,371,189
                                           ==================   ==================   ==================   ==================

                                             MIST LEGG MASON
                                               CLEARBRIDGE      MIST LOOMIS SAYLES    MIST LORD ABBETT     MIST LORD ABBETT
                                            AGGRESSIVE GROWTH     GLOBAL MARKETS       BOND DEBENTURE        MID CAP VALUE
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       79,321,179   $       14,977,496   $      252,466,751   $      187,671,681
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets......................          79,321,179           14,977,496          252,466,751          187,671,681
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  82                   32                   98                   95
   Due to MetLife Investors Insurance
     Company.............................                   2                    2                    8                    4
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities.................                  84                   34                  106                   99
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $       79,321,095   $       14,977,462   $      252,466,645   $      187,671,582
                                           ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       79,267,523   $       14,977,462   $      251,602,539   $      186,935,934
   Net assets from contracts in payout...              53,572                   --              864,106              735,648
                                           ------------------   ------------------   ------------------   ------------------
       Total Net Assets..................  $       79,321,095   $       14,977,462   $      252,466,645   $      187,671,582
                                           ==================   ==================   ==================   ==================

                                                                 MIST MET/FRANKLIN
                                             MIST MET/EATON     LOW DURATION TOTAL
                                           VANCE FLOATING RATE        RETURN
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  ------------------
ASSETS:
   Investments at fair value.............  $        3,433,954   $       17,845,918
                                           -------------------  ------------------
       Total Assets......................           3,433,954           17,845,918
                                           -------------------  ------------------
LIABILITIES:
   Accrued fees..........................                  57                   56
   Due to MetLife Investors Insurance
     Company.............................                   3                    2
                                           -------------------  ------------------
       Total Liabilities.................                  60                   58
                                           -------------------  ------------------

NET ASSETS...............................  $        3,433,894   $       17,845,860
                                           ===================  ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        3,433,894   $       17,845,860
   Net assets from contracts in payout...                  --                   --
                                           -------------------  ------------------
       Total Net Assets..................  $        3,433,894   $       17,845,860
                                           ===================  ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                 MIST MET/FRANKLIN
                                            MIST MET/FRANKLIN   TEMPLETON FOUNDING   MIST MET/TEMPLETON   MIST MET/TEMPLETON
                                              MUTUAL SHARES          STRATEGY              GROWTH         INTERNATIONAL BOND
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............   $      120,315,301   $      170,080,279   $       23,969,401   $        5,481,351
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets.....................          120,315,301          170,080,279           23,969,401            5,481,351
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                   65                   35                   81                   28
   Due to MetLife Investors Insurance
     Company............................                    4                    4                    3                    3
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities................                   69                   39                   84                   31
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS..............................   $      120,315,232   $      170,080,240   $       23,969,317   $        5,481,320
                                           ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      120,305,664   $      170,080,240   $       23,923,895   $        5,481,320
   Net assets from contracts in payout..                9,568                   --               45,422                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Net Assets.................   $      120,315,232   $      170,080,240   $       23,969,317   $        5,481,320
                                           ==================   ==================   ==================   ==================


                                              MIST METLIFE         MIST METLIFE         MIST METLIFE         MIST METLIFE
                                           AGGRESSIVE STRATEGY     BALANCED PLUS      BALANCED STRATEGY   DEFENSIVE STRATEGY
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value............   $      178,338,429   $       80,785,990   $    2,594,213,292   $      446,509,265
                                           -------------------  ------------------   ------------------   ------------------
       Total Assets.....................          178,338,429           80,785,990        2,594,213,292          446,509,265
                                           -------------------  ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                   14                   29                   49                   20
   Due to MetLife Investors Insurance
     Company............................                    3                    2                    4                    5
                                           -------------------  ------------------   ------------------   ------------------
       Total Liabilities................                   17                   31                   53                   25
                                           -------------------  ------------------   ------------------   ------------------

NET ASSETS..............................   $      178,338,412   $       80,785,959   $    2,594,213,239   $      446,509,240
                                           ===================  ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $      178,338,412   $       80,785,959   $    2,593,645,617   $      446,509,240
   Net assets from contracts in payout..                   --                   --              567,622                   --
                                           -------------------  ------------------   ------------------   ------------------
       Total Net Assets.................   $      178,338,412   $       80,785,959   $    2,594,213,239   $      446,509,240
                                           ===================  ==================   ==================   ==================


                                              MIST METLIFE         MIST METLIFE
                                             GROWTH STRATEGY     MODERATE STRATEGY
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------
ASSETS:
   Investments at fair value............   $    1,506,611,601   $      962,702,274
                                           ------------------   ------------------
       Total Assets.....................        1,506,611,601          962,702,274
                                           ------------------   ------------------
LIABILITIES:
   Accrued fees.........................                   33                   17
   Due to MetLife Investors Insurance
     Company............................                    3                    5
                                           ------------------   ------------------
       Total Liabilities................                   36                   22
                                           ------------------   ------------------

NET ASSETS..............................   $    1,506,611,565   $      962,702,252
                                           ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...   $    1,506,592,140   $      962,631,197
   Net assets from contracts in payout..               19,425               71,055
                                           ------------------   ------------------
       Total Net Assets.................   $    1,506,611,565   $      962,702,252
                                           ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                            MIST MFS EMERGING    MIST MFS RESEARCH        MIST MLA        MIST MORGAN STANLEY
                                             MARKETS EQUITY        INTERNATIONAL           MID CAP          MID CAP GROWTH
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   -------------------
ASSETS:
   Investments at fair value.............  $       56,184,559   $      133,415,443   $       41,608,815   $       63,343,008
                                           ------------------   ------------------   ------------------   -------------------
       Total Assets......................          56,184,559          133,415,443           41,608,815           63,343,008
                                           ------------------   ------------------   ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                  96                  111                  116                   71
   Due to MetLife Investors Insurance
     Company.............................                   6                    6                    4                    5
                                           ------------------   ------------------   ------------------   -------------------
       Total Liabilities.................                 102                  117                  120                   76
                                           ------------------   ------------------   ------------------   -------------------

NET ASSETS...............................  $       56,184,457   $      133,415,326   $       41,608,695   $       63,342,932
                                           ==================   ==================   ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       55,915,532   $      133,093,630   $       41,499,819   $       63,223,432
   Net assets from contracts in payout...             268,925              321,696              108,876              119,500
                                           ------------------   ------------------   ------------------   -------------------
       Total Net Assets..................  $       56,184,457   $      133,415,326   $       41,608,695   $       63,342,932
                                           ==================   ==================   ==================   ===================

                                               MIST PIMCO
                                           INFLATION PROTECTED      MIST PIMCO                               MIST PIONEER
                                                  BOND             TOTAL RETURN       MIST PIONEER FUND    STRATEGIC INCOME
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $      121,500,472   $      572,578,132   $       87,399,546   $       14,636,616
                                           -------------------  ------------------   ------------------   ------------------
       Total Assets......................         121,500,472          572,578,132           87,399,546           14,636,616
                                           -------------------  ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  32                   53                  112                   96
   Due to MetLife Investors Insurance
     Company.............................                   5                    5                    3                    5
                                           -------------------  ------------------   ------------------   ------------------
       Total Liabilities.................                  37                   58                  115                  101
                                           -------------------  ------------------   ------------------   ------------------

NET ASSETS...............................  $      121,500,435   $      572,578,074   $       87,399,431   $       14,636,515
                                           ===================  ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $      121,487,872   $      572,023,766   $       86,970,795   $       14,636,515
   Net assets from contracts in payout...              12,563              554,308              428,636                   --
                                           -------------------  ------------------   ------------------   ------------------
       Total Net Assets..................  $      121,500,435   $      572,578,074   $       87,399,431   $       14,636,515
                                           ===================  ==================   ==================   ==================


                                              MIST PYRAMIS           MIST RCM
                                            GOVERNMENT INCOME       TECHNOLOGY
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------
ASSETS:
   Investments at fair value.............  $        5,997,031   $       14,934,236
                                           ------------------   ------------------
       Total Assets......................           5,997,031           14,934,236
                                           ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  32                   58
   Due to MetLife Investors Insurance
     Company.............................                   2                    1
                                           ------------------   ------------------
       Total Liabilities.................                  34                   59
                                           ------------------   ------------------

NET ASSETS...............................  $        5,996,997   $       14,934,177
                                           ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        5,996,997   $       14,933,555
   Net assets from contracts in payout...                  --                  622
                                           ------------------   ------------------
       Total Net Assets..................  $        5,996,997   $       14,934,177
                                           ==================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                             MIST SCHRODERS
                                                 GLOBAL          MIST SSGA GROWTH          MIST SSGA          MIST T. ROWE
                                               MULTI-ASSET        AND INCOME ETF          GROWTH ETF      PRICE LARGE CAP VALUE
                                               SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------  -------------------  ---------------------
ASSETS:
   Investments at fair value.............  $        5,397,266   $       162,452,470  $        50,750,233   $      586,755,536
                                           ------------------   -------------------  -------------------  ---------------------
       Total Assets......................           5,397,266           162,452,470           50,750,233          586,755,536
                                           ------------------   -------------------  -------------------  ---------------------
LIABILITIES:
   Accrued fees..........................                  46                    31                   43                   76
   Due to MetLife Investors Insurance
     Company.............................                   1                     2                    5                    4
                                           ------------------   -------------------  -------------------  ---------------------
       Total Liabilities.................                  47                    33                   48                   80
                                           ------------------   -------------------  -------------------  ---------------------

NET ASSETS...............................  $        5,397,219   $       162,452,437  $        50,750,185   $      586,755,456
                                           ==================   ===================  ===================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        5,397,219   $       162,452,437  $        50,750,185   $      583,138,216
   Net assets from contracts in payout...                  --                    --                   --            3,617,240
                                           ------------------   -------------------  -------------------  ---------------------
       Total Net Assets..................  $        5,397,219   $       162,452,437  $        50,750,185   $      586,755,456
                                           ==================   ===================  ===================  =====================


                                           MIST T. ROWE PRICE     MIST THIRD AVENUE       MIST TURNER        MIST VAN KAMPEN
                                             MID CAP GROWTH        SMALL CAP VALUE      MID CAP GROWTH          COMSTOCK
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $        70,400,226   $       49,647,925   $        9,150,373   $      104,439,911
                                           -------------------   ------------------   ------------------   ------------------
       Total Assets......................           70,400,226           49,647,925            9,150,373          104,439,911
                                           -------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                   88                   61                   73                   79
   Due to MetLife Investors Insurance
     Company.............................                    4                    4                    3                    2
                                           -------------------   ------------------   ------------------   ------------------
       Total Liabilities.................                   92                   65                   76                   81
                                           -------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $        70,400,134   $       49,647,860   $        9,150,297   $      104,439,830
                                           ===================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        70,368,904   $       49,640,549   $        9,149,502   $      104,342,950
   Net assets from contracts in payout...               31,230                7,311                  795               96,880
                                           -------------------   ------------------   ------------------   ------------------
       Total Net Assets..................  $        70,400,134   $       49,647,860   $        9,150,297   $      104,439,830
                                           ===================   ==================   ==================   ==================


                                           MSF BAILLIE GIFFORD  MSF BARCLAYS CAPITAL
                                           INTERNATIONAL STOCK  AGGREGATE BOND INDEX
                                               SUB-ACCOUNT           SUB-ACCOUNT
                                           -------------------  --------------------
ASSETS:
   Investments at fair value.............  $         5,455,341  $         3,109,361
                                           -------------------  --------------------
       Total Assets......................            5,455,341            3,109,361
                                           -------------------  --------------------
LIABILITIES:
   Accrued fees..........................                   53                   60
   Due to MetLife Investors Insurance
     Company.............................                    2                    4
                                           -------------------  --------------------
       Total Liabilities.................                   55                   64
                                           -------------------  --------------------

NET ASSETS...............................  $         5,455,286  $         3,109,297
                                           ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $         5,455,032  $         3,109,297
   Net assets from contracts in payout...                  254                   --
                                           -------------------  --------------------
       Total Net Assets..................  $         5,455,286  $         3,109,297
                                           ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012


                                                                   MSF BLACKROCK
                                              MSF BLACKROCK      LEGACY LARGE CAP       MSF BLACKROCK      MSF DAVIS VENTURE
                                               BOND INCOME            GROWTH            MONEY MARKET             VALUE
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   -------------------
ASSETS:
   Investments at fair value.............  $       93,742,783   $        9,869,239   $      118,277,963   $       199,635,956
                                           ------------------   ------------------   ------------------   -------------------
       Total Assets......................          93,742,783            9,869,239          118,277,963           199,635,956
                                           ------------------   ------------------   ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                  56                   67                   90                    47
   Due to MetLife Investors Insurance
     Company.............................                   4                    2                    4                     4
                                           ------------------   ------------------   ------------------   -------------------
       Total Liabilities.................                  60                   69                   94                    51
                                           ------------------   ------------------   ------------------   -------------------

NET ASSETS...............................  $       93,742,723   $        9,869,170   $      118,277,869   $       199,635,905
                                           ==================   ==================   ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       93,675,960   $        9,856,423   $      118,160,067   $       199,322,995
   Net assets from contracts in payout...              66,763               12,747              117,802               312,910
                                           ------------------   ------------------   ------------------   -------------------
       Total Net Assets..................  $       93,742,723   $        9,869,170   $      118,277,869   $       199,635,905
                                           ==================   ==================   ==================   ===================

                                                                                                           MSF MET/DIMENSIONAL
                                              MSF JENNISON       MSF LOOMIS SAYLES     MSF MET/ARTISAN     INTERNATIONAL SMALL
                                                 GROWTH          SMALL CAP GROWTH       MID CAP VALUE            COMPANY
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                           ------------------   ------------------   -------------------  --------------------
ASSETS:
   Investments at fair value.............  $      123,848,926   $       14,713,502   $        37,104,341  $         2,209,426
                                           ------------------   ------------------   -------------------  --------------------
       Total Assets......................         123,848,926           14,713,502            37,104,341            2,209,426
                                           ------------------   ------------------   -------------------  --------------------
LIABILITIES:
   Accrued fees..........................                  93                   67                    55                  103
   Due to MetLife Investors Insurance
     Company.............................                   4                    3                     4                    7
                                           ------------------   ------------------   -------------------  --------------------
       Total Liabilities.................                  97                   70                    59                  110
                                           ------------------   ------------------   -------------------  --------------------

NET ASSETS...............................  $      123,848,829   $       14,713,432   $        37,104,282  $         2,209,316
                                           ==================   ==================   ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $      123,714,460   $       14,710,507   $        37,093,626  $         2,209,316
   Net assets from contracts in payout...             134,369                2,925                10,656                   --
                                           ------------------   ------------------   -------------------  --------------------
       Total Net Assets..................  $      123,848,829   $       14,713,432   $        37,104,282  $         2,209,316
                                           ==================   ==================   ===================  ====================


                                               MSF METLIFE          MSF METLIFE
                                           MID CAP STOCK INDEX      STOCK INDEX
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  ------------------
ASSETS:
   Investments at fair value.............  $        2,885,866   $       35,257,672
                                           -------------------  ------------------
       Total Assets......................           2,885,866           35,257,672
                                           -------------------  ------------------
LIABILITIES:
   Accrued fees..........................                  39                   18
   Due to MetLife Investors Insurance
     Company.............................                   1                    3
                                           -------------------  ------------------
       Total Liabilities.................                  40                   21
                                           -------------------  ------------------

NET ASSETS...............................  $        2,885,826   $       35,257,651
                                           ===================  ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        2,885,826   $       35,257,651
   Net assets from contracts in payout...                  --                   --
                                           -------------------  ------------------
       Total Net Assets..................  $        2,885,826   $       35,257,651
                                           ===================  ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2012



                                                 MSF MFS                                  MSF MSCI           MSF NEUBERGER
                                              TOTAL RETURN         MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $      101,343,078   $       51,556,817   $        1,428,268   $        1,568,360
                                           ------------------   ------------------   ------------------   ------------------
       Total Assets......................         101,343,078           51,556,817            1,428,268            1,568,360
                                           ------------------   ------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  72                   42                   48                   24
   Due to MetLife Investors Insurance
     Company.............................                   3                    1                    3                    2
                                           ------------------   ------------------   ------------------   ------------------
       Total Liabilities.................                  75                   43                   51                   26
                                           ------------------   ------------------   ------------------   ------------------

NET ASSETS...............................  $      101,343,003   $       51,556,774   $        1,428,217   $        1,568,334
                                           ==================   ==================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $      101,172,292   $       51,550,566   $        1,428,217   $        1,568,334
   Net assets from contracts in payout...             170,711                6,208                   --                   --
                                           ------------------   ------------------   ------------------   ------------------
       Total Net Assets..................  $      101,343,003   $       51,556,774   $        1,428,217   $        1,568,334
                                           ==================   ==================   ==================   ==================


                                             MSF OPPENHEIMER     MSF RUSSELL 2000     MSF T. ROWE PRICE     MSF T. ROWE PRICE
                                              GLOBAL EQUITY            INDEX          LARGE CAP GROWTH      SMALL CAP GROWTH
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                           ------------------   ------------------   -------------------  -------------------
ASSETS:
   Investments at fair value.............  $       21,942,458   $        2,196,570   $        44,701,231  $        10,185,420
                                           ------------------   ------------------   -------------------  -------------------
       Total Assets......................          21,942,458            2,196,570            44,701,231           10,185,420
                                           ------------------   ------------------   -------------------  -------------------
LIABILITIES:
   Accrued fees..........................                  59                   40                    36                   88
   Due to MetLife Investors Insurance
     Company.............................                   2                    2                     2                    3
                                           ------------------   ------------------   -------------------  -------------------
       Total Liabilities.................                  61                   42                    38                   91
                                           ------------------   ------------------   -------------------  -------------------

NET ASSETS...............................  $       21,942,397   $        2,196,528   $        44,701,193  $        10,185,329
                                           ==================   ==================   ===================  ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       21,929,717   $        2,196,528   $        44,610,135  $        10,182,737
   Net assets from contracts in payout...              12,680                   --                91,058                2,592
                                           ------------------   ------------------   -------------------  -------------------
       Total Net Assets..................  $       21,942,397   $        2,196,528   $        44,701,193  $        10,185,329
                                           ==================   ==================   ===================  ===================

                                                                 MSF WESTERN ASSET
                                           MSF VAN ECK GLOBAL  MANAGEMENT STRATEGIC
                                            NATURAL RESOURCES   BOND OPPORTUNITIES
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------  --------------------
ASSETS:
   Investments at fair value.............  $        4,971,151   $       10,149,078
                                           ------------------  --------------------
       Total Assets......................           4,971,151           10,149,078
                                           ------------------  --------------------
LIABILITIES:
   Accrued fees..........................                  36                   24
   Due to MetLife Investors Insurance
     Company.............................                   1                    1
                                           ------------------  --------------------
       Total Liabilities.................                  37                   25
                                           ------------------  --------------------

NET ASSETS...............................  $        4,971,114   $       10,149,053
                                           ==================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        4,971,114   $       10,142,766
   Net assets from contracts in payout...                  --                6,287
                                           ------------------  --------------------
       Total Net Assets..................  $        4,971,114   $       10,149,053
                                           ==================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2012


                                            MSF WESTERN ASSET
                                               MANAGEMENT             PIMCO VIT            PIMCO VIT            PUTNAM VT
                                             U.S. GOVERNMENT         HIGH YIELD          LOW DURATION         EQUITY INCOME
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------   ------------------   ------------------
ASSETS:
   Investments at fair value.............  $       12,033,714   $         8,310,046   $       11,694,170   $       24,604,892
                                           ------------------   -------------------   ------------------   ------------------
       Total Assets......................          12,033,714             8,310,046           11,694,170           24,604,892
                                           ------------------   -------------------   ------------------   ------------------
LIABILITIES:
   Accrued fees..........................                  31                    42                   22                   50
   Due to MetLife Investors Insurance
     Company.............................                   3                     1                    1                    3
                                           ------------------   -------------------   ------------------   ------------------
       Total Liabilities.................                  34                    43                   23                   53
                                           ------------------   -------------------   ------------------   ------------------

NET ASSETS...............................  $       12,033,680   $         8,310,003   $       11,694,147   $       24,604,839
                                           ==================   ===================   ==================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $       12,033,680   $         8,309,279   $       11,694,147   $       24,521,221
   Net assets from contracts in payout...                  --                   724                   --               83,618
                                           ------------------   -------------------   ------------------   ------------------
       Total Net Assets..................  $       12,033,680   $         8,310,003   $       11,694,147   $       24,604,839
                                           ==================   ===================   ==================   ==================


                                                PUTNAM VT        RUSSELL AGGRESSIVE                        RUSSELL GLOBAL REAL
                                            MULTI-CAP GROWTH           EQUITY          RUSSELL CORE BOND    ESTATE SECURITIES
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------   ------------------   -------------------
ASSETS:
   Investments at fair value.............  $        2,195,858   $         1,569,035   $        8,745,153   $        1,187,304
                                           ------------------   -------------------   ------------------   -------------------
       Total Assets......................           2,195,858             1,569,035            8,745,153            1,187,304
                                           ------------------   -------------------   ------------------   -------------------
LIABILITIES:
   Accrued fees..........................                  43                     9                   13                    9
   Due to MetLife Investors Insurance
     Company.............................                   1                     1                   --                   --
                                           ------------------   -------------------   ------------------   -------------------
       Total Liabilities.................                  44                    10                   13                    9
                                           ------------------   -------------------   ------------------   -------------------

NET ASSETS...............................  $        2,195,814   $         1,569,025   $        8,745,140   $        1,187,295
                                           ==================   ===================   ==================   ===================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        2,159,472   $         1,541,455   $        8,735,148   $        1,186,224
   Net assets from contracts in payout...              36,342                27,570                9,992                1,071
                                           ------------------   -------------------   ------------------   -------------------
       Total Net Assets..................  $        2,195,814   $         1,569,025   $        8,745,140   $        1,187,295
                                           ==================   ===================   ==================   ===================


                                           RUSSELL MULTI-STYLE
                                                 EQUITY           RUSSELL NON-U.S.
                                               SUB-ACCOUNT           SUB-ACCOUNT
                                           -------------------   ------------------
ASSETS:
   Investments at fair value.............  $         8,363,018   $        3,770,163
                                           -------------------   ------------------
       Total Assets......................            8,363,018            3,770,163
                                           -------------------   ------------------
LIABILITIES:
   Accrued fees..........................                    3                   11
   Due to MetLife Investors Insurance
     Company.............................                   --                   --
                                           -------------------   ------------------
       Total Liabilities.................                    3                   11
                                           -------------------   ------------------

NET ASSETS...............................  $         8,363,015   $        3,770,152
                                           ===================   ==================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $         8,131,865   $        3,765,721
   Net assets from contracts in payout...              231,150                4,431
                                           -------------------   ------------------
       Total Net Assets..................  $         8,363,015   $        3,770,152
                                           ===================   ==================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                  AMERICAN FUNDS                                DWS II
                                             AMERICAN FUNDS        GLOBAL SMALL        AMERICAN FUNDS        GOVERNMENT &
                                              GLOBAL GROWTH       CAPITALIZATION           GROWTH          AGENCY SECURITIES
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................   $          918,723   $          338,699   $        1,004,646   $           29,602
                                           ------------------   ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              642,702              161,900              792,350                9,437
      Administrative charges............              259,530               63,475              318,140                1,415
                                           ------------------   ------------------   ------------------   ------------------
        Total expenses..................              902,232              225,375            1,110,490               10,852
                                           ------------------   ------------------   ------------------   ------------------
          Net investment income (loss)..               16,491              113,324            (105,844)               18,750
                                           ------------------   ------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                   --                   --                   --               16,079
      Realized gains (losses) on sale of
        investments.....................            1,843,654              345,191            3,265,177                7,038
                                           ------------------   ------------------   ------------------   ------------------
          Net realized gains (losses)...            1,843,654              345,191            3,265,177               23,117
                                           ------------------   ------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................           18,177,752            3,508,464           16,336,209             (30,990)
                                           ------------------   ------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................           20,021,406            3,853,655           19,601,386              (7,873)
                                           ------------------   ------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       20,037,897   $        3,966,979   $       19,495,542   $           10,877
                                           ==================   ==================   ==================   ==================


                                                                    FIDELITY VIP
                                               FIDELITY VIP            GROWTH          FTVIPT TEMPLETON       INVESCO V.I.
                                               EQUITY-INCOME        OPPORTUNITIES     FOREIGN SECURITIES  INTERNATIONAL GROWTH
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  -------------------   ------------------  --------------------
INVESTMENT INCOME:
      Dividends.........................   $           147,305  $               440   $          828,823   $           84,830
                                           -------------------  -------------------   ------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.........................                63,201                1,358              327,755               78,241
      Administrative charges............                11,673                  162               61,565               14,094
                                           -------------------  -------------------   ------------------  --------------------
        Total expenses..................                74,874                1,520              389,320               92,335
                                           -------------------  -------------------   ------------------  --------------------
          Net investment income (loss)..                72,431              (1,080)              439,503              (7,505)
                                           -------------------  -------------------   ------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......               317,231                   --                   --                   --
      Realized gains (losses) on sale of
        investments.....................              (40,725)                1,013            (201,568)              187,439
                                           -------------------  -------------------   ------------------  --------------------
          Net realized gains (losses)...               276,506                1,013            (201,568)              187,439
                                           -------------------  -------------------   ------------------  --------------------
      Change in unrealized gains (losses)
        on investments..................               350,502               16,699            3,917,575              626,911
                                           -------------------  -------------------   ------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................               627,008               17,712            3,716,007              814,350
                                           -------------------  -------------------   ------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $           699,439  $            16,632   $        4,155,510   $          806,845
                                           ===================  ===================   ==================  ====================

                                                  MIST
                                            ALLIANCEBERNSTEIN      MIST AMERICAN
                                             GLOBAL DYNAMIC       FUNDS BALANCED
                                               ALLOCATION           ALLOCATION
                                             SUB-ACCOUNT (a)        SUB-ACCOUNT
                                           ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................   $            6,966   $        3,893,370
                                           ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               81,915            3,097,972
      Administrative charges............               30,680              578,344
                                           ------------------   ------------------
        Total expenses..................              112,595            3,676,316
                                           ------------------   ------------------
          Net investment income (loss)..            (105,629)              217,054
                                           ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                  150            2,362,638
      Realized gains (losses) on sale of
        investments.....................                7,218            3,939,025
                                           ------------------   ------------------
          Net realized gains (losses)...                7,368            6,301,663
                                           ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................            1,136,097           18,666,860
                                           ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................            1,143,465           24,968,523
                                           ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        1,037,836   $       25,185,577
                                           ==================   ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                   MIST AMERICAN
                                              MIST AMERICAN        FUNDS GROWTH         MIST AMERICAN        MIST AMERICAN
                                               FUNDS BOND           ALLOCATION          FUNDS GROWTH      FUNDS INTERNATIONAL
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends.........................   $          430,282   $        2,679,691   $           82,379   $          207,498
                                           ------------------   ------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................              230,467            2,958,676              341,461              179,841
      Administrative charges............               42,916              556,934               64,312               33,878
                                           ------------------   ------------------   ------------------   -------------------
        Total expenses..................              273,383            3,515,610              405,773              213,719
                                           ------------------   ------------------   ------------------   -------------------
          Net investment income (loss)..              156,899            (835,919)            (323,394)              (6,221)
                                           ------------------   ------------------   ------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......               83,613                   --                6,492                   --
      Realized gains (losses) on sale of
        investments.....................              418,754            4,585,085            1,485,016              182,408
                                           ------------------   ------------------   ------------------   -------------------
          Net realized gains (losses)...              502,367            4,585,085            1,491,508              182,408
                                           ------------------   ------------------   ------------------   -------------------
      Change in unrealized gains (losses)
        on investments..................            (110,361)           25,535,407            2,541,492            1,823,450
                                           ------------------   ------------------   ------------------   -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................              392,006           30,120,492            4,033,000            2,005,858
                                           ------------------   ------------------   ------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $          548,905   $       29,284,573   $        3,709,606   $        1,999,637
                                           ==================   ==================   ==================   ===================

                                              MIST AMERICAN                            MIST BLACKROCK
                                             FUNDS MODERATE       MIST AQR GLOBAL      GLOBAL TACTICAL      MIST BLACKROCK
                                               ALLOCATION          RISK BALANCED         STRATEGIES           HIGH YIELD
                                               SUB-ACCOUNT        SUB-ACCOUNT (a)      SUB-ACCOUNT (a)        SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................   $        2,668,565   $              722   $               --   $          985,160
                                           ------------------   ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            1,745,919               66,043              157,025              177,712
      Administrative charges............              327,148               15,895               58,522               37,346
                                           ------------------   ------------------   ------------------   ------------------
        Total expenses..................            2,073,067               81,938              215,547              215,058
                                           ------------------   ------------------   ------------------   ------------------
          Net investment income (loss)..              595,498             (81,216)            (215,547)              770,102
                                           ------------------   ------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......            1,744,562                  767                  182              180,015
      Realized gains (losses) on sale of
        investments.....................            3,688,598                7,993               12,905              176,206
                                           ------------------   ------------------   ------------------   ------------------
          Net realized gains (losses)...            5,433,160                8,760               13,087              356,221
                                           ------------------   ------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................            5,309,327              630,650            2,056,998              880,225
                                           ------------------   ------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................           10,742,487              639,410            2,070,085            1,236,446
                                           ------------------   ------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       11,337,985   $          558,194   $        1,854,538   $        2,006,548
                                           ==================   ==================   ==================   ==================


                                             MIST BLACKROCK     MIST CLARION GLOBAL
                                             LARGE CAP CORE         REAL ESTATE
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------
INVESTMENT INCOME:
      Dividends.........................   $           57,922   $          777,490
                                           ------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               39,156              476,011
      Administrative charges............               15,369               90,765
                                           ------------------   -------------------
        Total expenses..................               54,525              566,776
                                           ------------------   -------------------
          Net investment income (loss)..                3,397              210,714
                                           ------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                   --                   --
      Realized gains (losses) on sale of
        investments.....................              102,883            (713,424)
                                           ------------------   -------------------
          Net realized gains (losses)...              102,883            (713,424)
                                           ------------------   -------------------
      Change in unrealized gains (losses)
        on investments..................              585,260            8,520,403
                                           ------------------   -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................              688,143            7,806,979
                                           ------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $          691,540   $        8,017,693
                                           ==================   ===================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                         MIST HARRIS         MIST INVESCO
                                            MIST DREMAN SMALL   MIST GOLDMAN SACHS         OAKMARK           BALANCED-RISK
                                                CAP VALUE          MID CAP VALUE        INTERNATIONAL         ALLOCATION
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (b)
                                           ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................   $           48,515   $          100,501   $          930,381   $           53,603
                                           ------------------   ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               50,018              246,905              835,563               66,789
      Administrative charges............               19,162               42,262              142,807               15,748
                                           ------------------   ------------------   ------------------   ------------------
        Total expenses..................               69,180              289,167              978,370               82,537
                                           ------------------   ------------------   ------------------   ------------------
          Net investment income (loss)..             (20,665)            (188,666)             (47,989)             (28,934)
                                           ------------------   ------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                   --                   --                   --              194,112
      Realized gains (losses) on sale of
        investments.....................              146,628               20,259            (575,680)                3,218
                                           ------------------   ------------------   ------------------   ------------------
          Net realized gains (losses)...              146,628               20,259            (575,680)              197,330
                                           ------------------   ------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................              898,208            2,677,080           14,433,429              235,621
                                           ------------------   ------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................            1,044,836            2,697,339           13,857,749              432,951
                                           ------------------   ------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $        1,024,171   $        2,508,673   $       13,809,760   $          404,017
                                           ==================   ==================   ==================   ==================

                                                                                                              MIST JPMORGAN
                                               MIST INVESCO                              MIST JENNISON        GLOBAL ACTIVE
                                             SMALL CAP GROWTH     MIST JANUS FORTY     LARGE CAP EQUITY        ALLOCATION
                                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT        SUB-ACCOUNT (b)
                                           -------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................   $                --   $            2,640   $           13,937   $           25,709
                                           -------------------   ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................               653,370               20,167               69,460               19,393
      Administrative charges............               116,919                3,741               12,482                6,633
                                           -------------------   ------------------   ------------------   ------------------
        Total expenses..................               770,289               23,908               81,942               26,026
                                           -------------------   ------------------   ------------------   ------------------
          Net investment income (loss)..             (770,289)             (21,268)             (68,005)                (317)
                                           -------------------   ------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......             2,988,247                   --                   --               44,712
      Realized gains (losses) on sale of
        investments.....................             1,648,537               29,031              707,465                3,741
                                           -------------------   ------------------   ------------------   ------------------
          Net realized gains (losses)...             4,636,784               29,031              707,465               48,453
                                           -------------------   ------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................             3,485,103              214,381               10,169              252,299
                                           -------------------   ------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................             8,121,887              243,412              717,634              300,752
                                           -------------------   ------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $         7,351,598   $          222,144   $          649,629   $          300,435
                                           ===================   ==================   ==================   ==================

                                             MIST LEGG MASON
                                               CLEARBRIDGE      MIST LOOMIS SAYLES
                                            AGGRESSIVE GROWTH     GLOBAL MARKETS
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................   $           34,946   $          329,839
                                           ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................            1,046,208              198,446
      Administrative charges............              191,702               35,321
                                           ------------------   ------------------
        Total expenses..................            1,237,910              233,767
                                           ------------------   ------------------
          Net investment income (loss)..          (1,202,964)               96,072
                                           ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                   --                   --
      Realized gains (losses) on sale of
        investments.....................            1,540,752              227,782
                                           ------------------   ------------------
          Net realized gains (losses)...            1,540,752              227,782
                                           ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................           11,875,814            1,534,216
                                           ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................           13,416,566            1,761,998
                                           ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......   $       12,213,602   $        1,858,070
                                           ==================   ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                           MIST MET/FRANKLIN
                                            MIST LORD ABBETT     MIST LORD ABBETT      MIST MET/EATON     LOW DURATION TOTAL
                                             BOND DEBENTURE        MID CAP VALUE     VANCE FLOATING RATE        RETURN
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   -------------------  ------------------
INVESTMENT INCOME:
      Dividends..........................  $       18,649,055   $          892,362   $           89,265   $          283,258
                                           ------------------   ------------------   -------------------  ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           2,778,717            1,884,822               40,368              135,322
      Administrative charges.............             596,948              450,768                7,338               38,091
                                           ------------------   ------------------   -------------------  ------------------
        Total expenses...................           3,375,665            2,335,590               47,706              173,413
                                           ------------------   ------------------   -------------------  ------------------
          Net investment income (loss)...          15,273,390          (1,443,228)               41,559              109,845
                                           ------------------   ------------------   -------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --                   --                7,577                   --
      Realized gains (losses) on sale of
        investments......................           2,704,536          (3,430,104)               10,438               10,947
                                           ------------------   ------------------   -------------------  ------------------
          Net realized gains (losses)....           2,704,536          (3,430,104)               18,015               10,947
                                           ------------------   ------------------   -------------------  ------------------
      Change in unrealized gains (losses)
        on investments...................          10,042,241           28,776,620               91,864              319,835
                                           ------------------   ------------------   -------------------  ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................          12,746,777           25,346,516              109,879              330,782
                                           ------------------   ------------------   -------------------  ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       28,020,167   $       23,903,288   $          151,438   $          440,627
                                           ==================   ==================   ===================  ==================

                                                                 MIST MET/FRANKLIN
                                            MIST MET/FRANKLIN   TEMPLETON FOUNDING   MIST MET/TEMPLETON   MIST MET/TEMPLETON
                                              MUTUAL SHARES          STRATEGY              GROWTH         INTERNATIONAL BOND
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $          672,817   $        6,674,389   $          376,742   $          488,192
                                           ------------------   ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             855,017            1,421,774              162,231               39,556
      Administrative charges.............             298,607              418,657               57,916               12,686
                                           ------------------   ------------------   ------------------   ------------------
        Total expenses...................           1,153,624            1,840,431              220,147               52,242
                                           ------------------   ------------------   ------------------   ------------------
          Net investment income (loss)...           (480,807)            4,833,958              156,595              435,950
                                           ------------------   ------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........          20,444,641            2,737,799              877,254                   --
      Realized gains (losses) on sale of
        investments......................              11,804            3,898,257               87,652             (32,325)
                                           ------------------   ------------------   ------------------   ------------------
          Net realized gains (losses)....          20,456,445            6,636,056              964,906             (32,325)
                                           ------------------   ------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................         (5,696,587)           11,523,784            3,350,956              222,776
                                           ------------------   ------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................          14,759,858           18,159,840            4,315,862              190,451
                                           ------------------   ------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $       14,279,051   $       22,993,798   $        4,472,457   $          626,401
                                           ==================   ==================   ==================   ==================


                                              MIST METLIFE          MIST METLIFE
                                           AGGRESSIVE STRATEGY      BALANCED PLUS
                                               SUB-ACCOUNT         SUB-ACCOUNT (a)
                                           -------------------  -------------------
INVESTMENT INCOME:
      Dividends..........................  $         1,117,631  $                32
                                           -------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................            2,259,629              247,805
      Administrative charges.............              439,286              105,408
                                           -------------------  -------------------
        Total expenses...................            2,698,915              353,213
                                           -------------------  -------------------
          Net investment income (loss)...          (1,581,284)            (353,181)
                                           -------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                   --                   --
      Realized gains (losses) on sale of
        investments......................            3,159,809                5,272
                                           -------------------  -------------------
          Net realized gains (losses)....            3,159,809                5,272
                                           -------------------  -------------------
      Change in unrealized gains (losses)
        on investments...................           22,746,050            4,726,943
                                           -------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................           25,905,859            4,732,215
                                           -------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        24,324,575  $         4,379,034
                                           ===================  ===================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                              MIST METLIFE         MIST METLIFE         MIST METLIFE          MIST METLIFE
                                            BALANCED STRATEGY   DEFENSIVE STRATEGY     GROWTH STRATEGY      MODERATE STRATEGY
                                               SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends..........................  $       54,333,205   $       12,027,154   $       24,612,298   $        24,850,653
                                           ------------------   ------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................          25,119,497            5,122,628           18,353,129             9,827,060
      Administrative charges.............           6,423,186            1,075,427            3,745,232             2,376,042
                                           ------------------   ------------------   ------------------   -------------------
        Total expenses...................          31,542,683            6,198,055           22,098,361            12,203,102
                                           ------------------   ------------------   ------------------   -------------------
          Net investment income (loss)...          22,790,522            5,829,099            2,513,937            12,647,551
                                           ------------------   ------------------   ------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --            3,662,850                   --                    --
      Realized gains (losses) on sale of
        investments......................          16,081,422            4,157,940            6,505,215             5,340,765
                                           ------------------   ------------------   ------------------   -------------------
          Net realized gains (losses)....          16,081,422            7,820,790            6,505,215             5,340,765
                                           ------------------   ------------------   ------------------   -------------------
      Change in unrealized gains (losses)
        on investments...................         260,074,614           24,333,717          185,569,456            79,305,253
                                           ------------------   ------------------   ------------------   -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................         276,156,036           32,154,507          192,074,671            84,646,018
                                           ------------------   ------------------   ------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $      298,946,558   $       37,983,606   $      194,588,608   $        97,293,569
                                           ==================   ==================   ==================   ===================


                                            MIST MFS EMERGING    MIST MFS RESEARCH         MIST MLA        MIST MORGAN STANLEY
                                             MARKETS EQUITY        INTERNATIONAL            MID CAP          MID CAP GROWTH
                                               SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   -------------------  -------------------  --------------------
INVESTMENT INCOME:
      Dividends..........................  $          411,046   $         2,523,707  $           215,548   $               --
                                           ------------------   -------------------  -------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             616,246             1,436,315              526,561              558,494
      Administrative charges.............             132,280               297,052               98,376              154,882
                                           ------------------   -------------------  -------------------  --------------------
        Total expenses...................             748,526             1,733,367              624,937              713,376
                                           ------------------   -------------------  -------------------  --------------------
          Net investment income (loss)...           (337,480)               790,340            (409,389)            (713,376)
                                           ------------------   -------------------  -------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --                    --                   --                   --
      Realized gains (losses) on sale of
        investments......................           (130,060)           (2,687,296)            (604,650)            1,287,533
                                           ------------------   -------------------  -------------------  --------------------
          Net realized gains (losses)....           (130,060)           (2,687,296)            (604,650)            1,287,533
                                           ------------------   -------------------  -------------------  --------------------
      Change in unrealized gains (losses)
        on investments...................           9,550,566            20,272,940            2,809,104            4,432,788
                                           ------------------   -------------------  -------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................           9,420,506            17,585,644            2,204,454            5,720,321
                                           ------------------   -------------------  -------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        9,083,026   $        18,375,984  $         1,795,065   $        5,006,945
                                           ==================   ===================  ===================  ====================

                                               MIST PIMCO
                                           INFLATION PROTECTED      MIST PIMCO
                                                  BOND             TOTAL RETURN
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  ------------------
INVESTMENT INCOME:
      Dividends..........................  $        3,605,451   $       18,273,603
                                           -------------------  ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................           1,339,938            5,732,335
      Administrative charges.............             300,267            1,406,765
                                           -------------------  ------------------
        Total expenses...................           1,640,205            7,139,100
                                           -------------------  ------------------
          Net investment income (loss)...           1,965,246           11,134,503
                                           -------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........           7,090,110                   --
      Realized gains (losses) on sale of
        investments......................             662,593            3,797,626
                                           -------------------  ------------------
          Net realized gains (losses)....           7,752,703            3,797,626
                                           -------------------  ------------------
      Change in unrealized gains (losses)
        on investments...................           (941,777)           28,935,806
                                           -------------------  ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................           6,810,926           32,733,432
                                           -------------------  ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        8,776,172   $       43,867,935
                                           ===================  ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012



                                                                   MIST PIONEER          MIST PYRAMIS           MIST RCM
                                            MIST PIONEER FUND    STRATEGIC INCOME      GOVERNMENT INCOME       TECHNOLOGY
                                               SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT (a)        SUB-ACCOUNT
                                           ------------------   -------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $        1,378,055   $           634,584   $              298   $               --
                                           ------------------   -------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             891,650               123,563               21,970              226,738
      Administrative charges.............             200,835                33,611                7,926               36,383
                                           ------------------   -------------------   ------------------   ------------------
        Total expenses...................           1,092,485               157,174               29,896              263,121
                                           ------------------   -------------------   ------------------   ------------------
          Net investment income (loss)...             285,570               477,410             (29,598)            (263,121)
                                           ------------------   -------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........                  --                49,033                2,326            1,860,870
      Realized gains (losses) on sale of
        investments......................           3,313,049               165,222               10,103             (88,781)
                                           ------------------   -------------------   ------------------   ------------------
          Net realized gains (losses)....           3,313,049               214,255               12,429            1,772,089
                                           ------------------   -------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................           4,351,864               602,375               62,083            (846,270)
                                           ------------------   -------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................           7,664,913               816,630               74,512              925,819
                                           ------------------   -------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        7,950,483   $         1,294,040   $           44,914   $          662,698
                                           ==================   ===================   ==================   ==================

                                             MIST SCHRODERS
                                                 GLOBAL          MIST SSGA GROWTH         MIST SSGA           MIST T. ROWE
                                               MULTI-ASSET        AND INCOME ETF         GROWTH ETF       PRICE LARGE CAP VALUE
                                             SUB-ACCOUNT (b)        SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
                                           ------------------   ------------------   ------------------   ---------------------
INVESTMENT INCOME:
      Dividends..........................  $           39,000   $        3,766,607   $          972,327   $         9,385,747
                                           ------------------   ------------------   ------------------   ---------------------
EXPENSES:
      Mortality and expense risk
        charges..........................              15,918            1,537,513              602,929             6,816,299
      Administrative charges.............               4,426              400,980              124,685             1,278,698
                                           ------------------   ------------------   ------------------   ---------------------
        Total expenses...................              20,344            1,938,493              727,614             8,094,997
                                           ------------------   ------------------   ------------------   ---------------------
          Net investment income (loss)...              18,656            1,828,114              244,713             1,290,750
                                           ------------------   ------------------   ------------------   ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........              87,851            3,513,025            1,819,942                    --
      Realized gains (losses) on sale of
        investments......................                 642            1,014,169              541,061           (3,386,810)
                                           ------------------   ------------------   ------------------   ---------------------
          Net realized gains (losses)....              88,493            4,527,194            2,361,003           (3,386,810)
                                           ------------------   ------------------   ------------------   ---------------------
      Change in unrealized gains (losses)
        on investments...................              89,118           10,765,948            3,567,085            94,239,552
                                           ------------------   ------------------   ------------------   ---------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................             177,611           15,293,142            5,928,088            90,852,742
                                           ------------------   ------------------   ------------------   ---------------------
      Net increase (decrease) in net assets
        resulting from operations........  $          196,267   $       17,121,256   $        6,172,801   $        92,143,492
                                           ==================   ==================   ==================   =====================


                                           MIST T. ROWE PRICE    MIST THIRD AVENUE
                                             MID CAP GROWTH       SMALL CAP VALUE
                                               SUB-ACCOUNT          SUB-ACCOUNT
                                           ------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $               --   $               --
                                           ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................             967,400              728,892
      Administrative charges.............             177,367              126,579
                                           ------------------   ------------------
        Total expenses...................           1,144,767              855,471
                                           ------------------   ------------------
          Net investment income (loss)...         (1,144,767)            (855,471)
                                           ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........           9,439,949                   --
      Realized gains (losses) on sale of
        investments......................           1,740,239              496,588
                                           ------------------   ------------------
          Net realized gains (losses)....          11,180,188              496,588
                                           ------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................         (2,159,865)            7,874,722
                                           ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................           9,020,323            8,371,310
                                           ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $        7,875,556   $        7,515,839
                                           ==================   ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012




                                               MIST TURNER         MIST VAN KAMPEN    MSF BAILLIE GIFFORD MSF BARCLAYS CAPITAL
                                             MID CAP GROWTH           COMSTOCK        INTERNATIONAL STOCK AGGREGATE BOND INDEX
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------   ------------------   ------------------- --------------------
INVESTMENT INCOME:
      Dividends..........................  $                --   $        1,331,127   $           58,054   $           103,178
                                           -------------------   ------------------   ------------------- --------------------
EXPENSES:
      Mortality and expense risk
        charges..........................              140,798              813,827               63,237                42,562
      Administrative charges.............               24,485              255,514               13,005                 7,350
                                           -------------------   ------------------   ------------------- --------------------
        Total expenses...................              165,283            1,069,341               76,242                49,912
                                           -------------------   ------------------   ------------------- --------------------
          Net investment income (loss)...            (165,283)              261,786             (18,188)                53,266
                                           -------------------   ------------------   ------------------- --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........            1,629,698                   --                   --                    --
      Realized gains (losses) on sale of
        investments......................               53,164              709,907            (193,429)                27,821
                                           -------------------   ------------------   ------------------- --------------------
          Net realized gains (losses)....            1,682,862              709,907            (193,429)                27,821
                                           -------------------   ------------------   ------------------- --------------------
      Change in unrealized gains (losses)
        on investments...................          (1,070,623)           15,390,328            1,070,581              (27,939)
                                           -------------------   ------------------   ------------------- --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................              612,239           16,100,235              877,152                 (118)
                                           -------------------   ------------------   ------------------- --------------------
      Net increase (decrease) in net assets
        resulting from operations........  $           446,956   $       16,362,021   $          858,964   $            53,148
                                           ===================   ==================   =================== ====================


                                                                    MSF BLACKROCK
                                              MSF BLACKROCK       LEGACY LARGE CAP       MSF BLACKROCK      MSF DAVIS VENTURE
                                               BOND INCOME             GROWTH            MONEY MARKET             VALUE
                                               SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------  -------------------   ------------------   -------------------
INVESTMENT INCOME:
      Dividends..........................  $         2,340,450  $            33,177   $               --   $         1,454,853
                                           -------------------  -------------------   ------------------   -------------------
EXPENSES:
      Mortality and expense risk
        charges..........................              694,940              108,589            1,565,206             2,400,079
      Administrative charges.............              225,812               21,976              291,001               513,005
                                           -------------------  -------------------   ------------------   -------------------
        Total expenses...................              920,752              130,565            1,856,207             2,913,084
                                           -------------------  -------------------   ------------------   -------------------
          Net investment income (loss)...            1,419,698             (97,388)          (1,856,207)           (1,458,231)
                                           -------------------  -------------------   ------------------   -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........              615,318                   --                   --                    --
      Realized gains (losses) on sale of
        investments......................              491,636              545,833                   --             4,298,493
                                           -------------------  -------------------   ------------------   -------------------
          Net realized gains (losses)....            1,106,954              545,833                   --             4,298,493
                                           -------------------  -------------------   ------------------   -------------------
      Change in unrealized gains (losses)
        on investments...................            3,092,410              799,215                   --            19,049,553
                                           -------------------  -------------------   ------------------   -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................            4,199,364            1,345,048                   --            23,348,046
                                           -------------------  -------------------   ------------------   -------------------
      Net increase (decrease) in net assets
        resulting from operations........  $         5,619,062  $         1,247,660   $      (1,856,207)   $        21,889,815
                                           ===================  ===================   ==================   ===================



                                               MSF JENNISON       MSF LOOMIS SAYLES
                                                  GROWTH          SMALL CAP GROWTH
                                                SUB-ACCOUNT          SUB-ACCOUNT
                                           -------------------   ------------------
INVESTMENT INCOME:
      Dividends..........................  $             8,124   $               --
                                           -------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges..........................            1,346,874              141,005
      Administrative charges.............              250,905               38,154
                                           -------------------   ------------------
        Total expenses...................            1,597,779              179,159
                                           -------------------   ------------------
          Net investment income (loss)...          (1,589,655)            (179,159)
                                           -------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions........            9,300,447                   --
      Realized gains (losses) on sale of
        investments......................              268,304              413,344
                                           -------------------   ------------------
          Net realized gains (losses)....            9,568,751              413,344
                                           -------------------   ------------------
      Change in unrealized gains (losses)
        on investments...................          (4,717,658)            1,192,614
                                           -------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments......................            4,851,093            1,605,958
                                           -------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations........  $         3,261,438   $        1,426,799
                                           ===================   ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                               MSF MET/DIMENSIONAL
                                            MSF MET/ARTISAN    INTERNATIONAL SMALL     MSF METLIFE          MSF METLIFE
                                             MID CAP VALUE           COMPANY       MID CAP STOCK INDEX      STOCK INDEX
                                              SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                          ------------------  -------------------- -------------------  ------------------
INVESTMENT INCOME:
      Dividends.........................  $          299,427   $           54,355  $           17,300   $          548,874
                                          ------------------  -------------------- -------------------  ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................             563,425               25,176              37,622              494,133
      Administrative charges............              95,351                5,887               6,165               86,982
                                          ------------------  -------------------- -------------------  ------------------
        Total expenses..................             658,776               31,063              43,787              581,115
                                          ------------------  -------------------- -------------------  ------------------
          Net investment income (loss)..           (359,349)               23,292            (26,487)             (32,241)
                                          ------------------  -------------------- -------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                  --              230,968             101,257              251,622
      Realized gains (losses) on sale of
        investments.....................           (979,440)            (112,088)              29,117              509,624
                                          ------------------  -------------------- -------------------  ------------------
          Net realized gains (losses)...           (979,440)              118,880             130,374              761,246
                                          ------------------  -------------------- -------------------  ------------------
      Change in unrealized gains (losses)
        on investments..................           4,893,443              204,239             225,319            3,615,821
                                          ------------------  -------------------- -------------------  ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................           3,914,003              323,119             355,693            4,377,067
                                          ------------------  -------------------- -------------------  ------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $        3,554,654   $          346,411  $          329,206   $        4,344,826
                                          ==================  ==================== ===================  ==================


                                                MSF MFS                                  MSF MSCI           MSF NEUBERGER
                                             TOTAL RETURN         MSF MFS VALUE         EAFE INDEX         BERMAN GENESIS
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                          ------------------   ------------------   ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................  $        2,697,118   $          819,107   $           23,333   $            2,175
                                          ------------------   ------------------   ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................             733,976              325,347               13,247               20,142
      Administrative charges............             248,158              121,617                2,438                4,039
                                          ------------------   ------------------   ------------------   ------------------
        Total expenses..................             982,134              446,964               15,685               24,181
                                          ------------------   ------------------   ------------------   ------------------
          Net investment income (loss)..           1,714,984              372,143                7,648             (22,006)
                                          ------------------   ------------------   ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                  --              663,259                   --                   --
      Realized gains (losses) on sale of
        investments.....................             174,777              496,114             (19,773)             (23,788)
                                          ------------------   ------------------   ------------------   ------------------
          Net realized gains (losses)...             174,777            1,159,373             (19,773)             (23,788)
                                          ------------------   ------------------   ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................           7,903,462            5,122,210              167,802              171,151
                                          ------------------   ------------------   ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................           8,078,239            6,281,583              148,029              147,363
                                          ------------------   ------------------   ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $        9,793,223   $        6,653,726   $          155,677   $          125,357
                                          ==================   ==================   ==================   ==================


                                            MSF OPPENHEIMER     MSF RUSSELL 2000
                                             GLOBAL EQUITY            INDEX
                                              SUB-ACCOUNT          SUB-ACCOUNT
                                          ------------------   ------------------
INVESTMENT INCOME:
      Dividends.........................  $          297,133   $           15,472
                                          ------------------   ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................             157,623               26,256
      Administrative charges............              51,500                4,516
                                          ------------------   ------------------
        Total expenses..................             209,123               30,772
                                          ------------------   ------------------
          Net investment income (loss)..              88,010             (15,300)
                                          ------------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......                  --                   --
      Realized gains (losses) on sale of
        investments.....................              89,189               36,714
                                          ------------------   ------------------
          Net realized gains (losses)...              89,189               36,714
                                          ------------------   ------------------
      Change in unrealized gains (losses)
        on investments..................           3,738,283              185,178
                                          ------------------   ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................           3,827,472              221,892
                                          ------------------   ------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $        3,915,482   $          206,592
                                          ==================   ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                                                                        MSF WESTERN ASSET
                                           MSF T. ROWE PRICE   MSF T. ROWE PRICE   MSF VAN ECK GLOBAL MANAGEMENT STRATEGIC
                                           LARGE CAP GROWTH    SMALL CAP GROWTH     NATURAL RESOURCES  BOND OPPORTUNITIES
                                              SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                          ------------------  ------------------   ------------------ --------------------
INVESTMENT INCOME:
     Dividends..........................  $          10,743   $               --   $               --  $          435,967
                                          ------------------  ------------------   ------------------ --------------------
EXPENSES:
     Mortality and expense risk
        charges.........................            566,551              127,839               40,070             154,018
     Administrative charges.............            108,286               22,382               12,211              30,991
                                          ------------------  ------------------   ------------------ --------------------
        Total expenses..................            674,837              150,221               52,281             185,009
                                          ------------------  ------------------   ------------------ --------------------
          Net investment income (loss)..          (664,094)            (150,221)             (52,281)             250,958
                                          ------------------  ------------------   ------------------ --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                 --            1,040,196              336,456                  --
     Realized gains (losses) on sale of
        investments.....................          1,606,828              465,179            (133,276)             396,091
                                          ------------------  ------------------   ------------------ --------------------
          Net realized gains (losses)...          1,606,828            1,505,375              203,180             396,091
                                          ------------------  ------------------   ------------------ --------------------
     Change in unrealized gains (losses)
        on investments..................          6,295,800               55,646             (45,763)             534,419
                                          ------------------  ------------------   ------------------ --------------------
     Net realized and change in
        unrealized gains (losses) on
        investments.....................          7,902,628            1,561,021              157,417             930,510
                                          ------------------  ------------------   ------------------ --------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $       7,238,534   $        1,410,800   $          105,136  $        1,181,468
                                          ==================  ==================   ================== ====================

                                           MSF WESTERN ASSET
                                              MANAGEMENT            PIMCO VIT           PIMCO VIT            PUTNAM VT
                                            U.S. GOVERNMENT        HIGH YIELD         LOW DURATION         EQUITY INCOME
                                              SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
                                          ------------------   ------------------   -----------------   ------------------
INVESTMENT INCOME:
     Dividends..........................  $          245,545   $          464,272   $         227,183   $          579,905
                                          ------------------   ------------------   -----------------   ------------------
EXPENSES:
     Mortality and expense risk
        charges.........................             182,311               98,556             151,940              190,954
     Administrative charges.............              32,249               20,106              29,397               61,657
                                          ------------------   ------------------   -----------------   ------------------
        Total expenses..................             214,560              118,662             181,337              252,611
                                          ------------------   ------------------   -----------------   ------------------
          Net investment income (loss)..              30,985              345,610              45,846              327,294
                                          ------------------   ------------------   -----------------   ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                   --                  --                   --
     Realized gains (losses) on sale of
        investments.....................              68,550               65,971              57,982              353,694
                                          ------------------   ------------------   -----------------   ------------------
          Net realized gains (losses)...              68,550               65,971              57,982              353,694
                                          ------------------   ------------------   -----------------   ------------------
     Change in unrealized gains (losses)
        on investments..................              68,001              536,049             392,441            3,496,447
                                          ------------------   ------------------   -----------------   ------------------
     Net realized and change in
        unrealized gains (losses) on
        investments.....................             136,551              602,020             450,423            3,850,141
                                          ------------------   ------------------   -----------------   ------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          167,536   $          947,630   $         496,269   $        4,177,435
                                          ==================   ==================   =================   ==================


                                               PUTNAM VT      RUSSELL AGGRESSIVE
                                           MULTI-CAP GROWTH         EQUITY
                                              SUB-ACCOUNT         SUB-ACCOUNT
                                          ------------------  ------------------
INVESTMENT INCOME:
     Dividends..........................  $           10,445  $           17,965
                                          ------------------  ------------------
EXPENSES:
     Mortality and expense risk
        charges.........................              29,145              21,741
     Administrative charges.............               4,094               2,605
                                          ------------------  ------------------
        Total expenses..................              33,239              24,346
                                          ------------------  ------------------
          Net investment income (loss)..            (22,794)             (6,381)
                                          ------------------  ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
     Realized gain distributions........                  --                  --
     Realized gains (losses) on sale of
        investments.....................              87,536            (13,412)
                                          ------------------  ------------------
          Net realized gains (losses)...              87,536            (13,412)
                                          ------------------  ------------------
     Change in unrealized gains (losses)
        on investments..................             263,134             271,218
                                          ------------------  ------------------
     Net realized and change in
        unrealized gains (losses) on
        investments.....................             350,670             257,806
                                          ------------------  ------------------
     Net increase (decrease) in net assets
        resulting from operations.......  $          327,876  $          251,425
                                          ==================  ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2012


                                                               RUSSELL GLOBAL REAL  RUSSELL MULTI-STYLE
                                           RUSSELL CORE BOND    ESTATE SECURITIES         EQUITY         RUSSELL NON-U.S.
                                              SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                          ------------------   -------------------  ------------------- ------------------
INVESTMENT INCOME:
      Dividends.........................  $          225,101   $           56,025   $          102,373  $           66,618
                                          ------------------   -------------------  ------------------- ------------------
EXPENSES:
      Mortality and expense risk
        charges.........................             121,900               14,154              112,831              47,376
      Administrative charges............              14,625                1,695               13,537               5,681
                                          ------------------   -------------------  ------------------- ------------------
        Total expenses..................             136,525               15,849              126,368              53,057
                                          ------------------   -------------------  ------------------- ------------------
          Net investment income (loss)..              88,576               40,176             (23,995)              13,561
                                          ------------------   -------------------  ------------------- ------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS:
      Realized gain distributions.......             227,052                   --                   --                  --
      Realized gains (losses) on sale of
        investments.....................             128,543              (5,774)              130,720           (127,844)
                                          ------------------   -------------------  ------------------- ------------------
          Net realized gains (losses)...             355,595              (5,774)              130,720           (127,844)
                                          ------------------   -------------------  ------------------- ------------------
      Change in unrealized gains (losses)
        on investments..................             208,898              223,919            1,088,782             747,428
                                          ------------------   -------------------  ------------------- ------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.....................             564,493              218,145            1,219,502             619,584
                                          ------------------   -------------------  ------------------- ------------------
      Net increase (decrease) in net assets
        resulting from operations.......  $          653,069   $          258,321   $        1,195,507  $          633,145
                                          ==================   ===================  =================== ==================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                          AMERICAN FUNDS
                                  AMERICAN FUNDS GLOBAL GROWTH      GLOBAL SMALL CAPITALIZATION         AMERICAN FUNDS GROWTH
                                           SUB-ACCOUNT                      SUB-ACCOUNT                      SUB-ACCOUNT
                                 -------------------------------- -------------------------------- -------------------------------
                                      2012             2011            2012             2011            2012             2011
                                 ---------------  --------------- --------------- ---------------- --------------- ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $        16,491  $       510,497 $       113,324  $        97,614 $     (105,844) $     (260,625)
   Net realized gains
     (losses)..................        1,843,654          293,404         345,191          129,989       3,265,177         856,304
   Change in unrealized
     gains (losses) on
     investments...............       18,177,752     (10,363,114)       3,508,464      (5,258,536)      16,336,209     (6,622,827)
                                 ---------------  --------------- --------------- ---------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........       20,037,897      (9,559,213)       3,966,979      (5,030,933)      19,495,542     (6,027,148)
                                 ---------------  --------------- --------------- ---------------- --------------- ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................        2,700,041       10,748,017         396,507        3,085,183       4,598,905      12,819,776
   Net transfers (including
     fixed account)............      (5,099,486)       10,346,518          40,433        5,620,538     (2,892,397)       7,818,929
   Contract charges............        (851,342)        (650,166)       (213,201)        (152,056)     (1,012,056)       (793,244)
   Transfers for contract
     benefits and
     terminations..............      (5,453,200)      (4,301,205)     (1,458,596)      (1,142,483)     (6,752,127)     (4,998,946)
                                 ---------------  --------------- --------------- ---------------- --------------- ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............      (8,703,987)       16,143,164     (1,234,857)        7,411,182     (6,057,675)      14,846,515
                                 ---------------  --------------- --------------- ---------------- --------------- ---------------
     Net increase (decrease)
       in net assets...........       11,333,910        6,583,951       2,732,122        2,380,249      13,437,867       8,819,367
NET ASSETS:
   Beginning of year...........       95,488,976       88,905,025      23,246,445       20,866,196     115,994,216     107,174,849
                                 ---------------  --------------- --------------- ---------------- --------------- ---------------
   End of year.................  $   106,822,886  $    95,488,976 $    25,978,567  $    23,246,445 $   129,432,083 $   115,994,216
                                 ===============  =============== =============== ================ =============== ===============

                                        DWS II GOVERNMENT &
                                         AGENCY SECURITIES           FIDELITY VIP EQUITY-INCOME
                                            SUB-ACCOUNT                      SUB-ACCOUNT
                                 --------------------------------- --------------------------------
                                       2012             2011            2012             2011
                                 ---------------   --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $        18,750   $        25,200 $        72,431  $        39,895
   Net realized gains
     (losses)..................           23,117            23,395         276,506         (98,309)
   Change in unrealized
     gains (losses) on
     investments...............         (30,990)               680         350,502           17,700
                                 ---------------   --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........           10,877            49,275         699,439         (40,714)
                                 ---------------   --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................              532               890          75,143           24,902
   Net transfers (including
     fixed account)............         (26,140)          (33,688)         309,747          220,754
   Contract charges............            (895)             (993)        (18,343)         (16,136)
   Transfers for contract
     benefits and
     terminations..............         (92,468)          (95,013)       (465,790)        (321,849)
                                 ---------------   --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............        (118,971)         (128,804)        (99,243)         (92,329)
                                 ---------------   --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........        (108,094)          (79,529)         600,196        (133,043)
NET ASSETS:
   Beginning of year...........          801,100           880,629       4,481,906        4,614,949
                                 ---------------   --------------- ---------------  ---------------
   End of year.................  $       693,006   $       801,100 $     5,082,102  $     4,481,906
                                 ===============   =============== ===============  ===============

                                                                           FTVIPT TEMPLETON
                                 FIDELITY VIP GROWTH OPPORTUNITIES        FOREIGN SECURITIES
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- ---------------------------------
                                       2012             2011             2012             2011
                                 ---------------  ---------------  ---------------   ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $       (1,080)  $       (1,264)  $       439,503   $       106,223
   Net realized gains
     (losses)..................            1,013            1,617        (201,568)            72,285
   Change in unrealized
     gains (losses) on
     investments...............           16,699            1,725        3,917,575       (3,696,277)
                                 ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........           16,632            2,078        4,155,510       (3,517,769)
                                 ---------------  ---------------  ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................               --               --          289,288           307,337
   Net transfers (including
     fixed account)............            6,288          (2,557)        (281,750)         (880,799)
   Contract charges............            (142)            (145)         (90,760)         (101,368)
   Transfers for contract
     benefits and
     terminations..............          (3,873)         (18,100)      (2,256,554)       (3,349,513)
                                 ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............            2,273         (20,802)      (2,339,776)       (4,024,343)
                                 ---------------  ---------------  ---------------   ---------------
     Net increase (decrease)
       in net assets...........           18,905         (18,724)        1,815,734       (7,542,112)
NET ASSETS:
   Beginning of year...........           90,395          109,119       26,237,200        33,779,312
                                 ---------------  ---------------  ---------------   ---------------
   End of year.................  $       109,300  $        90,395  $    28,052,934   $    26,237,200
                                 ===============  ===============  ===============   ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                MIST
                                                                          ALLIANCEBERNSTEIN
                                                                           GLOBAL DYNAMIC             MIST AMERICAN FUNDS
                                      INVESCO V.I. INTERNATIONAL GROWTH      ALLOCATION               BALANCED ALLOCATION
                                                 SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
                                     -----------------------------------  -----------------   -----------------------------------
                                          2012                2011            2012 (a)             2012                2011
                                     ---------------     ---------------   ---------------    ---------------     ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $       (7,505)     $       (4,494)   $     (105,629)    $       217,054     $     (678,992)
   Net realized gains (losses)......         187,439             185,414             7,368          6,301,663           5,020,834
   Change in unrealized
     gains (losses) on
     investments....................         626,911           (736,747)         1,136,097         18,666,860        (12,867,506)
                                     ---------------     ---------------   ---------------    ---------------     ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............         806,845           (555,827)         1,037,836         25,185,577         (8,525,664)
                                     ---------------     ---------------   ---------------    ---------------     ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          48,304              52,743        11,185,823          5,384,142           4,152,092
   Net transfers (including
     fixed account).................        (48,681)           (448,230)         9,893,042          (708,071)           1,257,478
   Contract charges.................        (21,206)            (22,740)          (22,914)        (2,283,365)         (2,171,228)
   Transfers for contract benefits
     and terminations...............       (645,014)           (675,807)         (220,708)       (10,566,334)        (11,691,711)
                                     ---------------     ---------------   ---------------    ---------------     ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.................       (666,597)         (1,094,034)        20,835,243        (8,173,628)         (8,453,369)
                                     ---------------     ---------------   ---------------    ---------------     ---------------
     Net increase (decrease)
       in net assets................         140,248         (1,649,861)        21,873,079         17,011,949        (16,979,033)
NET ASSETS:
   Beginning of year................       6,118,917           7,768,778                --        218,152,622         235,131,655
                                     ---------------     ---------------   ---------------    ---------------     ---------------
   End of year...................... $     6,259,165     $     6,118,917   $    21,873,079    $   235,164,571     $   218,152,622
                                     ===============     ===============   ===============    ===============     ===============



                                                                           MIST AMERICAN FUNDS
                                       MIST AMERICAN FUNDS BOND             GROWTH ALLOCATION
                                              SUB-ACCOUNT                      SUB-ACCOUNT
                                     ------------------------------- --------------------------------
                                         2012             2011            2012             2011
                                     --------------  --------------- --------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $      156,899  $       113,523 $    (835,919)  $    (1,029,259)
   Net realized gains (losses)......        502,367          333,347      4,585,085         3,797,516
   Change in unrealized
     gains (losses) on
     investments....................      (110,361)          272,745     25,535,407      (16,869,802)
                                     --------------  --------------- --------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations..............        548,905          719,615     29,284,573      (14,101,545)
                                     --------------  --------------- --------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        276,727          267,956      7,255,731         5,960,311
   Net transfers (including
     fixed account).................      (489,582)        (389,176)    (7,253,472)       (1,220,035)
   Contract charges.................      (180,860)        (184,352)    (2,304,571)       (2,102,968)
   Transfers for contract benefits
     and terminations...............    (1,040,885)        (999,706)    (9,745,918)       (7,823,674)
                                     --------------  --------------- --------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.................    (1,434,600)      (1,305,278)   (12,048,230)       (5,186,366)
                                     --------------  --------------- --------------  ----------------
     Net increase (decrease)
       in net assets................      (885,695)        (585,663)     17,236,343      (19,287,911)
NET ASSETS:
   Beginning of year................     17,623,360       18,209,023    208,535,138       227,823,049
                                     --------------  --------------- --------------  ----------------
   End of year...................... $   16,737,665  $    17,623,360 $  225,771,481  $    208,535,138
                                     ==============  =============== ==============  ================




                                      MIST AMERICAN FUNDS GROWTH     MIST AMERICAN FUNDS INTERNATIONAL
                                              SUB-ACCOUNT                       SUB-ACCOUNT
                                     ------------------------------- ---------------------------------
                                         2012             2011             2012             2011
                                     --------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..... $    (323,394)  $     (331,448) $       (6,221)  $      (12,062)
   Net realized gains (losses)......      1,491,508        1,524,742         182,408          581,888
   Change in unrealized
     gains (losses) on
     investments....................      2,541,492      (2,727,836)       1,823,450      (3,003,350)
                                     --------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..............      3,709,606      (1,534,542)       1,999,637      (2,433,524)
                                     --------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        368,783          392,002         437,322          267,861
   Net transfers (including
     fixed account).................    (1,441,672)        (844,776)       (730,878)      (1,073,190)
   Contract charges.................      (254,135)        (250,542)       (141,047)        (144,501)
   Transfers for contract benefits
     and terminations...............    (1,563,023)      (1,612,761)       (585,354)        (840,181)
                                     --------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.................    (2,890,047)      (2,316,077)     (1,019,957)      (1,790,011)
                                     --------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets................        819,559      (3,850,619)         979,680      (4,223,535)
NET ASSETS:
   Beginning of year................     24,917,298       28,767,917      13,014,763       17,238,298
                                     --------------  --------------- ---------------  ---------------
   End of year...................... $   25,736,857  $    24,917,298 $    13,994,443  $    13,014,763
                                     ==============  =============== ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                        MIST
                                                                      MIST AQR        BLACKROCK
                                        MIST AMERICAN FUNDS          GLOBAL RISK   GLOBAL TACTICAL          MIST BLACKROCK
                                        MODERATE ALLOCATION           BALANCED       STRATEGIES               HIGH YIELD
                                            SUB-ACCOUNT              SUB-ACCOUNT     SUB-ACCOUNT              SUB-ACCOUNT
                                 -------------------------------- --------------- ---------------- --------------------------------
                                      2012              2011          2012 (a)        2012 (a)           2012             2011
                                 ---------------  --------------- --------------- ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $       595,498  $       (5,244) $      (81,216) $     (215,547)  $       770,102  $       656,421
   Net realized gains
     (losses)..................        5,433,160        3,628,743           8,760          13,087          356,221          473,547
   Change in unrealized
     gains (losses) on
     investments...............        5,309,327      (5,421,780)         630,650       2,056,998          880,225        (951,229)
                                 ---------------  --------------- --------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........       11,337,985      (1,798,281)         558,194       1,854,538        2,006,548          178,739
                                 ---------------  --------------- --------------- ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................        1,357,270        3,696,894         246,911      19,492,373          552,889          616,594
   Net transfers (including
     fixed account)............      (4,179,111)      (2,066,811)      15,473,901      23,511,165        2,884,131      (2,142,106)
   Contract charges............      (1,317,961)      (1,309,028)        (43,228)        (42,218)        (109,129)         (93,259)
   Transfers for contract
     benefits and
     terminations..............      (9,745,348)      (7,000,037)       (219,348)       (377,778)      (1,525,030)      (1,014,270)
                                 ---------------  --------------- --------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............     (13,885,150)      (6,678,982)      15,458,236      42,583,542        1,802,861      (2,633,041)
                                 ---------------  --------------- --------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........      (2,547,165)      (8,477,263)      16,016,430      44,438,080        3,809,409      (2,454,302)
NET ASSETS:
   Beginning of year...........      129,356,533      137,833,796              --              --       12,434,639       14,888,941
                                 ---------------  --------------- --------------- ---------------- ---------------  ---------------
   End of year.................  $   126,809,368  $   129,356,533 $    16,016,430 $    44,438,080  $    16,244,048  $    12,434,639
                                 ===============  =============== =============== ================ ===============  ===============



                                          MIST BLACKROCK
                                          LARGE CAP CORE           MIST CLARION GLOBAL REAL ESTATE
                                            SUB-ACCOUNT                      SUB-ACCOUNT
                                 --------------------------------- --------------------------------
                                       2012             2011            2012              2011
                                 ---------------  ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $         3,397  $        (2,790) $       210,714  $       895,908
   Net realized gains
     (losses)..................          102,883            34,316       (713,424)        (998,539)
   Change in unrealized
     gains (losses) on
     investments...............          585,260         (120,141)       8,520,403      (2,380,733)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........          691,540          (88,615)       8,017,693      (2,483,364)
                                 ---------------  ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................          522,666         1,531,036         570,276          804,309
   Net transfers (including
     fixed account)............          478,738         1,282,798       (240,798)          856,077
   Contract charges............         (50,637)          (23,846)       (166,994)        (153,934)
   Transfers for contract
     benefits and
     terminations..............        (287,767)          (89,330)     (2,941,381)      (3,443,092)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............          663,000         2,700,658     (2,778,897)      (1,936,640)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........        1,354,540         2,612,043       5,238,796      (4,420,004)
NET ASSETS:
   Beginning of year...........        5,254,597         2,642,554      34,277,327       38,697,331
                                 ---------------  ---------------- ---------------  ---------------
   End of year.................  $     6,609,137  $      5,254,597 $    39,516,123  $    34,277,327
                                 ===============  ================ ===============  ===============




                                    MIST DREMAN SMALL CAP VALUE    MIST GOLDMAN SACHS MID CAP VALUE
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- --------------------------------
                                       2012             2011            2012              2011
                                 ---------------  ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $      (20,665)  $         38,240 $     (188,666)  $     (221,077)
   Net realized gains
     (losses)..................          146,628            89,596          20,259         (92,147)
   Change in unrealized
     gains (losses) on
     investments...............          898,208         (948,022)       2,677,080      (1,096,325)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........        1,024,171         (820,186)       2,508,673      (1,409,549)
                                 ---------------  ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................          275,959         1,078,029          92,435          180,643
   Net transfers (including
     fixed account)............         (20,598)         1,178,908       (258,827)        (555,904)
   Contract charges............         (54,923)          (38,707)        (80,324)         (84,480)
   Transfers for contract
     benefits and
     terminations..............        (432,808)         (259,961)     (1,464,848)      (1,325,329)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............        (232,370)         1,958,269     (1,711,564)      (1,785,070)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........          791,801         1,138,083         797,109      (3,194,619)
NET ASSETS:
   Beginning of year...........        7,126,054         5,987,971      16,271,354       19,465,973
                                 ---------------  ---------------- ---------------  ---------------
   End of year.................  $     7,917,855  $      7,126,054 $    17,068,463  $    16,271,354
                                 ===============  ================ ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                  MIST INVESCO
                                                                                  BALANCED-RISK
                                              MIST HARRIS OAKMARK INTERNATIONAL    ALLOCATION     MIST INVESCO SMALL CAP GROWTH
                                                         SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
                                              --------------------------------- --------------- ---------------------------------
                                                    2012             2011           2012 (b)          2012             2011
                                               ---------------  --------------- --------------- ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)..............  $      (47,989)  $   (1,108,781) $      (28,934) $     (770,289)  $      (844,860)
   Net realized gains (losses)...............        (575,680)        (347,943)         197,330       4,636,784         2,217,966
   Change in unrealized gains (losses) on
     investments.............................       14,433,429      (8,743,257)         235,621       3,485,103       (2,251,368)
                                               ---------------  --------------- --------------- ---------------  ----------------
     Net increase (decrease) in net assets
       resulting from operations.............       13,809,760     (10,199,981)         404,017       7,351,598         (878,262)
                                               ---------------  --------------- --------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................          836,754          653,108         153,517         566,267           457,309
   Net transfers (including fixed account)...      (3,701,717)      (1,686,285)      18,104,568     (3,822,308)       (2,838,958)
   Contract charges..........................        (297,205)        (319,013)        (46,740)       (218,696)         (233,964)
   Transfers for contract benefits and
     terminations............................      (4,513,864)      (4,919,314)       (209,518)     (4,128,973)       (5,161,393)
                                               ---------------  --------------- --------------- ---------------  ----------------
     Net increase (decrease) in net assets
       resulting from contract transactions..      (7,676,032)      (6,271,504)      18,001,827     (7,603,710)       (7,777,006)
                                               ---------------  --------------- --------------- ---------------  ----------------
     Net increase (decrease) in net assets...        6,133,728     (16,471,485)      18,405,844       (252,112)       (8,655,268)
NET ASSETS:
   Beginning of year.........................       54,661,488       71,132,973              --      46,716,193        55,371,461
                                               ---------------  --------------- --------------- ---------------  ----------------
   End of year...............................  $    60,795,216  $    54,661,488 $    18,405,844 $    46,464,081  $     46,716,193
                                               ===============  =============== =============== ===============  ================

                                                                                                                  MIST JPMORGAN
                                                                                                                  GLOBAL ACTIVE
                                                     MIST JANUS FORTY           MIST JENNISON LARGE CAP EQUITY     ALLOCATION
                                                        SUB-ACCOUNT                       SUB-ACCOUNT              SUB-ACCOUNT
                                              -------------------------------- --------------------------------- ---------------
                                                   2012              2011            2012             2011          2012 (b)
                                              ---------------  --------------- ---------------   --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............. $      (21,268)  $         (229) $      (68,005)   $      (91,602) $         (317)
   Net realized gains (losses)...............          29,031            (681)         707,465           641,798          48,453
   Change in unrealized gains (losses) on
     investments.............................         214,381         (73,873)          10,169         (452,954)         252,299
                                              ---------------  --------------- ---------------   --------------- ---------------
     Net increase (decrease) in net assets
       resulting from operations.............         222,144         (74,783)         649,629            97,242         300,435
                                              ---------------  --------------- ---------------   --------------- ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................           5,557            9,390          40,844           101,338       2,886,045
   Net transfers (including fixed account)...       1,479,969          595,006     (2,846,270)       (6,752,012)       4,261,165
   Contract charges..........................        (12,515)          (7,855)        (37,026)          (64,173)         (6,746)
   Transfers for contract benefits and
     terminations............................       (139,480)         (35,479)       (407,747)          (52,507)        (69,710)
                                              ---------------  --------------- ---------------   --------------- ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions..       1,333,531          561,062     (3,250,199)       (6,767,354)       7,070,754
                                              ---------------  --------------- ---------------   --------------- ---------------
     Net increase (decrease) in net assets...       1,555,675          486,279     (2,600,570)       (6,670,112)       7,371,189
NET ASSETS:
   Beginning of year.........................         924,910          438,631       5,731,316        12,401,428              --
                                              ---------------  --------------- ---------------   --------------- ---------------
   End of year............................... $     2,480,585  $       924,910 $     3,130,746   $     5,731,316 $     7,371,189
                                              ===============  =============== ===============   =============== ===============


                                                 MIST LEGG MASON CLEARBRIDGE
                                                      AGGRESSIVE GROWTH
                                                         SUB-ACCOUNT
                                              --------------------------------
                                                   2012              2011
                                              ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss).............. $   (1,202,964)  $   (1,161,537)
   Net realized gains (losses)...............       1,540,752        1,122,913
   Change in unrealized gains (losses) on
     investments.............................      11,875,814        (746,623)
                                              ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations.............      12,213,602        (785,247)
                                              ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners..................................       1,228,421          866,764
   Net transfers (including fixed account)...     (2,877,118)       17,074,217
   Contract charges..........................       (329,696)        (302,220)
   Transfers for contract benefits and
     terminations............................     (5,771,530)      (7,660,669)
                                              ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions..     (7,749,923)        9,978,092
                                              ---------------  ---------------
     Net increase (decrease) in net assets...       4,463,679        9,192,845
NET ASSETS:
   Beginning of year.........................      74,857,416       65,664,571
                                              ---------------  ---------------
   End of year............................... $    79,321,095  $    74,857,416
                                              ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011



                                MIST LOOMIS SAYLES GLOBAL MARKETS  MIST LORD ABBETT BOND DEBENTURE MIST LORD ABBETT MID CAP VALUE
                                           SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT
                                --------------------------------- -------------------------------- --------------------------------
                                      2012             2011             2012             2011            2012            2011
                                ---------------  ---------------  ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................... $        96,072  $       120,174  $    15,273,390  $    12,899,459 $   (1,443,228)  $   (1,351,736)
   Net realized gains (losses).         227,782          522,071        2,704,536        3,026,355     (3,430,104)      (4,272,147)
   Change in unrealized
     gains (losses) on
     investments...............       1,534,216        (980,259)       10,042,241      (7,327,993)      28,776,620      (3,532,119)
                                ---------------  ---------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........       1,858,070        (338,014)       28,020,167        8,597,821      23,903,288      (9,156,002)
                                ---------------  ---------------  ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................         596,981          566,727        2,984,634        4,573,535       1,644,994        4,962,818
   Net transfers (including
     fixed account)............       1,724,999      (2,835,897)      (1,682,646)     (10,453,712)     (5,874,126)      (7,489,126)
   Contract charges............       (106,750)        (102,755)        (909,336)        (869,781)       (760,540)        (723,913)
   Transfers for contract
     benefits and
     terminations..............     (1,118,519)        (500,078)     (30,309,729)     (29,193,138)    (19,360,998)     (21,427,437)
                                ---------------  ---------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............       1,096,711      (2,872,003)     (29,917,077)     (35,943,096)    (24,350,670)     (24,677,658)
                                ---------------  ---------------  ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........       2,954,781      (3,210,017)      (1,896,910)     (27,345,275)       (447,382)     (33,833,660)
NET ASSETS:
   Beginning of year...........      12,022,681       15,232,698      254,363,555      281,708,830     188,118,964      221,952,624
                                ---------------  ---------------  ---------------  --------------- ---------------  ---------------
   End of year................. $    14,977,462  $    12,022,681  $   252,466,645  $   254,363,555 $   187,671,582  $   188,118,964
                                ===============  ===============  ===============  =============== ===============  ===============

                                        MIST MET/EATON            MIST MET/FRANKLIN LOW DURATION
                                      VANCE FLOATING RATE                  TOTAL RETURN            MIST MET/FRANKLIN MUTUAL SHARES
                                          SUB-ACCOUNT                       SUB-ACCOUNT                      SUB-ACCOUNT
                                -------------------------------- -------------------------------- --------------------------------
                                     2012             2011             2012           2011 (c)          2012             2011
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................... $        41,559  $        12,755 $       109,845  $      (55,363) $     (480,807)  $     1,922,864
   Net realized gains (losses).          18,015            2,943          10,947          (1,428)      20,456,445        6,221,592
   Change in unrealized
     gains (losses) on
     investments...............          91,864         (11,391)         319,835         (82,462)     (5,696,587)      (9,892,606)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........         151,438            4,307         440,627        (139,253)      14,279,051      (1,748,150)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................         130,180           34,896       1,348,069        2,985,129       4,040,424       12,670,853
   Net transfers (including
     fixed account)............       1,206,557        1,797,459       6,508,992        8,263,968     (2,138,300)        9,335,351
   Contract charges............        (16,819)         (13,101)        (93,849)         (16,685)       (936,832)        (738,089)
   Transfers for contract
     benefits and
     terminations..............       (229,212)        (451,764)     (1,183,481)        (267,657)     (7,320,861)      (4,415,328)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............       1,090,706        1,367,490       6,579,731       10,964,755     (6,355,569)       16,852,787
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........       1,242,144        1,371,797       7,020,358       10,825,502       7,923,482       15,104,637
NET ASSETS:
   Beginning of year...........       2,191,750          819,953      10,825,502               --     112,391,750       97,287,113
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year................. $     3,433,894  $     2,191,750 $    17,845,860  $    10,825,502 $   120,315,232  $   112,391,750
                                ===============  =============== ===============  =============== ===============  ===============

                                   MIST MET/FRANKLIN TEMPLETON
                                        FOUNDING STRATEGY
                                           SUB-ACCOUNT
                                --------------------------------
                                      2012             2011
                                ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................... $     4,833,958  $     1,005,147
   Net realized gains (losses).       6,636,056        2,954,734
   Change in unrealized
     gains (losses) on
     investments...............      11,523,784      (8,703,561)
                                ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........      22,993,798      (4,743,680)
                                ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................       3,246,712        7,083,271
   Net transfers (including
     fixed account)............     (3,365,103)        1,354,429
   Contract charges............     (1,629,543)      (1,462,039)
   Transfers for contract
     benefits and
     terminations..............    (10,813,639)      (8,636,538)
                                ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............    (12,561,573)      (1,660,877)
                                ---------------  ---------------
     Net increase (decrease)
       in net assets...........      10,432,225      (6,404,557)
NET ASSETS:
   Beginning of year...........     159,648,015      166,052,572
                                ---------------  ---------------
   End of year................. $   170,080,240  $   159,648,015
                                ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                             MIST
                                                                         MET/TEMPLETON
                                  MIST MET/TEMPLETON GROWTH           INTERNATIONAL BOND         MIST METLIFE AGGRESSIVE STRATEGY
                                         SUB-ACCOUNT                      SUB-ACCOUNT                       SUB-ACCOUNT
                              -------------------------------- --------------------------------- ---------------------------------
                                   2012              2011            2012             2011             2012             2011
                              ---------------  --------------- ----------------  --------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................. $       156,595  $      (14,620) $        435,950  $       164,770 $   (1,581,284)  $      (785,581)
   Net realized gains
     (losses)................         964,906          139,677         (32,325)          (7,634)       3,159,809         2,972,648
   Change in unrealized
     gains (losses) on
     investments.............       3,350,956      (3,241,046)          222,776        (284,456)      22,746,050      (15,103,733)
                              ---------------  --------------- ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.......       4,472,457      (3,115,989)          626,401        (127,320)      24,324,575      (12,916,666)
                              ---------------  --------------- ----------------  --------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................         285,277        1,476,073          300,199          966,370       2,796,041         4,977,927
   Net transfers (including
     fixed account)..........       (921,794)       12,964,561          634,152        1,585,979     (5,159,970)      (11,328,811)
   Contract charges..........       (122,737)         (99,034)         (53,636)         (28,607)       (942,347)         (915,522)
   Transfers for contract
     benefits and
     terminations............     (2,206,103)      (1,489,209)        (302,162)        (189,319)    (10,960,729)       (9,636,138)
                              ---------------  --------------- ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........     (2,965,357)       12,852,391          578,553        2,334,423    (14,267,005)      (16,902,544)
                              ---------------  --------------- ----------------  --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets.........       1,507,100        9,736,402        1,204,954        2,207,103      10,057,570      (29,819,210)
NET ASSETS:
   Beginning of year.........      22,462,217       12,725,815        4,276,366        2,069,263     168,280,842       198,100,052
                              ---------------  --------------- ----------------  --------------- ---------------  ----------------
   End of year............... $    23,969,317  $    22,462,217 $      5,481,320  $     4,276,366 $   178,338,412  $    168,280,842
                              ===============  =============== ================  =============== ===============  ================


                               MIST METLIFE
                               BALANCED PLUS   MIST METLIFE BALANCED STRATEGY    MIST METLIFE DEFENSIVE STRATEGY
                                SUB-ACCOUNT              SUB-ACCOUNT                       SUB-ACCOUNT
                              --------------- --------------------------------- ---------------------------------
                                 2012 (a)           2012             2011             2012             2011
                              --------------- ---------------   --------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................. $     (353,181) $    22,790,522   $     7,138,960 $     5,829,099  $      2,910,513
   Net realized gains
     (losses)................           5,272      16,081,422         2,534,556       7,820,790         5,227,993
   Change in unrealized
     gains (losses) on
     investments.............       4,726,943     260,074,614      (86,225,082)      24,333,717       (6,722,045)
                              --------------- ---------------   --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.......       4,379,034     298,946,558      (76,551,566)      37,983,606         1,416,461
                              --------------- ---------------   --------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................      43,096,183      44,706,794       206,467,766       6,663,243        14,663,114
   Net transfers (including
     fixed account)..........      33,930,300     (5,375,897)       143,460,229      30,989,631        33,894,594
   Contract charges..........        (23,838)    (20,686,267)      (17,052,545)     (3,092,724)       (2,558,879)
   Transfers for contract
     benefits and
     terminations............       (595,720)   (154,893,706)     (142,955,674)    (31,451,949)      (25,254,156)
                              --------------- ---------------   --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........      76,406,925   (136,249,076)       189,919,776       3,108,201        20,744,673
                              --------------- ---------------   --------------- ---------------  ----------------
     Net increase (decrease)
       in net assets.........      80,785,959     162,697,482       113,368,210      41,091,807        22,161,134
NET ASSETS:
   Beginning of year.........              --   2,431,515,757     2,318,147,547     405,417,433       383,256,299
                              --------------- ---------------   --------------- ---------------  ----------------
   End of year............... $    80,785,959 $ 2,594,213,239   $ 2,431,515,757 $   446,509,240  $    405,417,433
                              =============== ===============   =============== ===============  ================



                                MIST METLIFE GROWTH STRATEGY
                                         SUB-ACCOUNT
                              --------------------------------
                                   2012              2011
                              ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................. $     2,513,937  $       945,935
   Net realized gains
     (losses)................       6,505,215        1,502,121
   Change in unrealized
     gains (losses) on
     investments.............     185,569,456     (82,847,615)
                              ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.......     194,588,608     (80,399,559)
                              ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners..................      23,813,879       22,098,420
   Net transfers (including
     fixed account)..........    (34,652,491)     (36,883,018)
   Contract charges..........    (11,705,358)     (11,491,699)
   Transfers for contract
     benefits and
     terminations............    (90,083,377)     (88,536,236)
                              ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions..........   (112,627,347)    (114,812,533)
                              ---------------  ---------------
     Net increase (decrease)
       in net assets.........      81,961,261    (195,212,092)
NET ASSETS:
   Beginning of year.........   1,424,650,304    1,619,862,396
                              ---------------  ---------------
   End of year............... $ 1,506,611,565  $ 1,424,650,304
                              ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011



                                 MIST METLIFE MODERATE STRATEGY  MIST MFS EMERGING MARKETS EQUITY MIST MFS RESEARCH INTERNATIONAL
                                           SUB-ACCOUNT                      SUB-ACCOUNT                     SUB-ACCOUNT
                                -------------------------------- -------------------------------- --------------------------------
                                      2012             2011            2012             2011            2012            2011
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................... $    12,647,551  $     4,249,339 $     (337,480)  $        31,586 $       790,340  $       816,414
   Net realized gains (losses).       5,340,765        1,948,603       (130,060)        1,043,498     (2,687,296)      (1,702,270)
   Change in unrealized
     gains (losses) on
     investments...............      79,305,253     (20,000,610)       9,550,566     (13,599,933)      20,272,940     (15,529,203)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........      97,293,569     (13,802,668)       9,083,026     (12,524,849)      18,375,984     (16,415,059)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................      16,957,341       60,063,643       2,099,985        2,815,191       2,386,360        4,534,435
   Net transfers (including
     fixed account)............      16,690,381       72,873,918     (3,709,473)      (4,774,773)       1,223,991        3,338,928
   Contract charges............     (7,371,611)      (6,142,026)       (330,822)        (309,802)       (500,554)        (479,704)
   Transfers for contract
     benefits and
     terminations..............    (57,809,808)     (56,409,300)     (3,637,472)      (4,440,420)    (11,935,573)     (13,182,963)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............    (31,533,697)       70,386,235     (5,577,782)      (6,709,804)     (8,825,776)      (5,789,304)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........      65,759,872       56,583,567       3,505,244     (19,234,653)       9,550,208     (22,204,363)
NET ASSETS:
   Beginning of year...........     896,942,380      840,358,813      52,679,213       71,913,866     123,865,118      146,069,481
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year................. $   962,702,252  $   896,942,380 $    56,184,457  $    52,679,213 $   133,415,326  $   123,865,118
                                ===============  =============== ===============  =============== ===============  ===============

                                                                       MIST MORGAN STANLEY              MIST PIMCO INFLATION
                                       MIST MLA MID CAP                  MID CAP GROWTH                    PROTECTED BOND
                                          SUB-ACCOUNT                      SUB-ACCOUNT                       SUB-ACCOUNT
                                -------------------------------- -------------------------------- --------------------------------
                                     2012             2011             2012             2011            2012             2011
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................... $     (409,389)  $     (297,807) $     (713,376)  $     (346,021) $     1,965,246  $       201,481
   Net realized gains (losses).       (604,650)        (846,650)       1,287,533        3,959,318       7,752,703        5,633,754
   Change in unrealized
     gains (losses) on
     investments...............       2,809,104      (2,002,926)       4,432,788      (8,715,853)       (941,777)        4,000,963
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........       1,795,065      (3,147,383)       5,006,945      (5,102,556)       8,776,172        9,836,198
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................         514,259        1,507,852       1,354,185        4,109,362       2,134,134        7,580,020
   Net transfers (including
     fixed account)............     (1,401,990)          170,075       1,103,141          289,062       6,386,261        8,427,316
   Contract charges............       (189,716)        (178,126)       (270,124)        (225,960)       (904,257)        (692,387)
   Transfers for contract
     benefits and
     terminations..............     (3,970,653)      (3,990,191)     (5,425,025)      (6,457,178)     (8,546,083)      (8,709,504)
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............     (5,048,100)      (2,490,390)     (3,237,823)      (2,284,714)       (929,945)        6,605,445
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........     (3,253,035)      (5,637,773)       1,769,122      (7,387,270)       7,846,227       16,441,643
NET ASSETS:
   Beginning of year...........      44,861,730       50,499,503      61,573,810       68,961,080     113,654,208       97,212,565
                                ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year................. $    41,608,695  $    44,861,730 $    63,342,932  $    61,573,810 $   121,500,435  $   113,654,208
                                ===============  =============== ===============  =============== ===============  ===============


                                     MIST PIMCO TOTAL RETURN
                                           SUB-ACCOUNT
                                --------------------------------
                                      2012             2011
                                ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).................... $    11,134,503  $     7,824,763
   Net realized gains (losses).       3,797,626       19,041,691
   Change in unrealized
     gains (losses) on
     investments...............      28,935,806     (16,779,763)
                                ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........      43,867,935       10,086,691
                                ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................      10,488,717       30,393,401
   Net transfers (including
     fixed account)............      10,723,781       50,814,763
   Contract charges............     (3,656,551)      (3,024,470)
   Transfers for contract
     benefits and
     terminations..............    (46,975,148)     (42,664,316)
                                ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............    (29,419,201)       35,519,378
                                ---------------  ---------------
     Net increase (decrease)
       in net assets...........      14,448,734       45,606,069
NET ASSETS:
   Beginning of year...........     558,129,340      512,523,271
                                ---------------  ---------------
   End of year................. $   572,578,074  $   558,129,340
                                ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                                                                  MIST PYRAMIS
                                                                                                                   GOVERNMENT
                                                     MIST PIONEER FUND          MIST PIONEER STRATEGIC INCOME        INCOME
                                                        SUB-ACCOUNT                      SUB-ACCOUNT               SUB-ACCOUNT
                                             --------------------------------- -------------------------------- ---------------
                                                   2012             2011            2012             2011           2012 (a)
                                             ----------------  --------------- ---------------  --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $        285,570  $         8,113 $       477,410  $       361,175 $      (29,598)
   Net realized gains (losses)..............        3,313,049        3,300,675         214,255          237,358          12,429
   Change in unrealized gains (losses) on
     investments............................        4,351,864      (8,687,609)         602,375        (349,362)          62,083
                                             ----------------  --------------- ---------------  --------------- ---------------
     Net increase (decrease) in net assets
       resulting from operations............        7,950,483      (5,378,821)       1,294,040          249,171          44,914
                                             ----------------  --------------- ---------------  --------------- ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................        1,692,777        2,800,393         350,163          705,052       2,575,545
   Net transfers (including fixed account)..        (384,593)          907,609       1,241,236        2,555,715       3,510,587
   Contract charges.........................        (277,636)        (248,554)        (77,930)         (52,170)         (9,698)
   Transfers for contract benefits and
     terminations...........................      (9,924,163)      (9,757,613)       (919,166)        (578,439)       (124,351)
                                             ----------------  --------------- ---------------  --------------- ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.      (8,893,615)      (6,298,165)         594,303        2,630,158       5,952,083
                                             ----------------  --------------- ---------------  --------------- ---------------
     Net increase (decrease) in net assets..        (943,132)     (11,676,986)       1,888,343        2,879,329       5,996,997
NET ASSETS:
   Beginning of year........................       88,342,563      100,019,549      12,748,172        9,868,843              --
                                             ----------------  --------------- ---------------  --------------- ---------------
   End of year.............................. $     87,399,431  $    88,342,563 $    14,636,515  $    12,748,172 $     5,996,997
                                             ================  =============== ===============  =============== ===============


                                                                                 MIST SCHRODERS
                                                    MIST RCM TECHNOLOGY        GLOBAL MULTI-ASSET  MIST SSGA GROWTH AND INCOME ETF
                                                        SUB-ACCOUNT                SUB-ACCOUNT               SUB-ACCOUNT
                                             --------------------------------- ------------------ --------------------------------
                                                   2012             2011            2012 (b)            2012             2011
                                             ---------------  ---------------- ------------------ ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $     (263,121)  $      (280,451)   $        18,656  $     1,828,114  $       591,525
   Net realized gains (losses)..............       1,772,089           271,230            88,493        4,527,194        2,818,227
   Change in unrealized gains (losses) on
     investments............................       (846,270)       (2,402,373)            89,118       10,765,948      (3,865,493)
                                             ---------------  ---------------- ------------------ ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............         662,698       (2,411,594)           196,267       17,121,256        (455,741)
                                             ---------------  ---------------- ------------------ ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................         126,323            66,402         1,120,729        2,625,247       14,724,211
   Net transfers (including fixed account)..       4,682,915           734,317         4,111,316        2,684,874       18,001,121
   Contract charges.........................        (62,010)          (70,559)           (7,678)      (1,397,696)      (1,036,669)
   Transfers for contract benefits and
     terminations...........................     (1,111,533)       (1,354,728)          (23,415)      (8,380,933)      (6,163,017)
                                             ---------------  ---------------- ------------------ ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.       3,635,695         (624,568)         5,200,952      (4,468,508)       25,525,646
                                             ---------------  ---------------- ------------------ ---------------  ---------------
     Net increase (decrease) in net assets..       4,298,393       (3,036,162)         5,397,219       12,652,748       25,069,905
NET ASSETS:
   Beginning of year........................      10,635,784        13,671,946                --      149,799,689      124,729,784
                                             ---------------  ---------------- ------------------ ---------------  ---------------
   End of year.............................. $    14,934,177  $     10,635,784   $     5,397,219  $   162,452,437  $   149,799,689
                                             ===============  ================ ================== ===============  ===============



                                                   MIST SSGA GROWTH ETF
                                                        SUB-ACCOUNT
                                             --------------------------------
                                                   2012             2011
                                             ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............. $       244,713  $        55,974
   Net realized gains (losses)..............       2,361,003          481,980
   Change in unrealized gains (losses) on
     investments............................       3,567,085      (2,276,164)
                                             ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from operations............       6,172,801      (1,738,210)
                                             ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract
     owners.................................         802,811        1,002,534
   Net transfers (including fixed account)..     (1,113,469)        5,063,989
   Contract charges.........................       (371,048)        (319,941)
   Transfers for contract benefits and
     terminations...........................     (2,552,535)      (2,593,771)
                                             ---------------  ---------------
     Net increase (decrease) in net assets
       resulting from contract transactions.     (3,234,241)        3,152,811
                                             ---------------  ---------------
     Net increase (decrease) in net assets..       2,938,560        1,414,601
NET ASSETS:
   Beginning of year........................      47,811,625       46,397,024
                                             ---------------  ---------------
   End of year.............................. $    50,750,185  $    47,811,625
                                             ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011



                                 MIST T. ROWE PRICE LARGE CAP VALUE MIST T. ROWE PRICE MID CAP GROWTH
                                             SUB-ACCOUNT                       SUB-ACCOUNT
                                 ---------------------------------- ---------------------------------
                                        2012             2011             2012             2011
                                  ---------------  ---------------- ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).....................  $     1,290,750  $    (3,820,138) $    (1,144,767)  $   (1,267,671)
   Net realized gains (losses)..      (3,386,810)      (10,178,952)       11,180,188        6,226,330
   Change in unrealized
     gains (losses) on
     investments................       94,239,552      (19,581,275)      (2,159,865)      (7,042,183)
                                  ---------------  ---------------- ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........       92,143,492      (33,580,365)        7,875,556      (2,083,524)
                                  ---------------  ---------------- ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................        3,912,558         7,380,842          750,730          718,468
   Net transfers (including
     fixed account).............     (23,208,734)      (16,017,947)      (1,974,200)      (7,898,515)
   Contract charges.............      (1,777,893)       (1,743,383)        (366,894)        (393,009)
   Transfers for contract
     benefits and
     terminations...............     (74,998,823)      (67,483,258)      (5,551,785)      (7,416,227)
                                  ---------------  ---------------- ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............     (96,072,892)      (77,863,746)      (7,142,149)     (14,989,283)
                                  ---------------  ---------------- ----------------  ---------------
     Net increase (decrease)
       in net assets............      (3,929,400)     (111,444,111)          733,407     (17,072,807)
NET ASSETS:
   Beginning of year............      590,684,856       702,128,967       69,666,727       86,739,534
                                  ---------------  ---------------- ----------------  ---------------
   End of year..................  $   586,755,456  $    590,684,856 $     70,400,134  $    69,666,727
                                  ===============  ================ ================  ===============


                                 MIST THIRD AVENUE SMALL CAP VALUE    MIST TURNER MID CAP GROWTH
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- ---------------------------------
                                       2012             2011             2012             2011
                                 ---------------  ---------------  ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $     (855,471)  $     (312,414)  $      (165,283)  $     (191,018)
   Net realized gains (losses)..         496,588          560,999         1,682,862          422,475
   Change in unrealized
     gains (losses) on
     investments................       7,874,722      (6,154,154)       (1,070,623)      (1,186,084)
                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........       7,515,839      (5,905,569)           446,956        (954,627)
                                 ---------------  ---------------  ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................         493,887          479,512           230,789          129,977
   Net transfers (including
     fixed account).............     (4,184,045)      (6,223,582)         (455,057)        (558,430)
   Contract charges.............       (264,770)        (283,266)          (58,048)         (63,762)
   Transfers for contract
     benefits and
     terminations...............     (4,044,449)      (4,757,773)         (718,276)        (855,380)
                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............     (7,999,377)     (10,785,109)       (1,000,592)      (1,347,595)
                                 ---------------  ---------------  ----------------  ---------------
     Net increase (decrease)
       in net assets............       (483,538)     (16,690,678)         (553,636)      (2,302,222)
NET ASSETS:
   Beginning of year............      50,131,398       66,822,076         9,703,933       12,006,155
                                 ---------------  ---------------  ----------------  ---------------
   End of year.................. $    49,647,860  $    50,131,398  $      9,150,297  $     9,703,933
                                 ===============  ===============  ================  ===============

                                                                          MSF BAILLIE GIFFORD
                                     MIST VAN KAMPEN COMSTOCK             INTERNATIONAL STOCK
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- ---------------------------------
                                       2012             2011             2012             2011
                                 ---------------  ---------------- ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $       261,786  $         67,025 $      (18,188)  $          8,039
   Net realized gains (losses)..         709,907         (199,664)       (193,429)         (178,940)
   Change in unrealized
     gains (losses) on
     investments................      15,390,328       (2,369,229)       1,070,581       (1,147,230)
                                 ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations..........      16,362,021       (2,501,868)         858,964       (1,318,131)
                                 ---------------  ---------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................       2,126,162         5,780,208         121,176            13,379
   Net transfers (including
     fixed account).............     (2,713,020)         1,739,008         126,458            89,169
   Contract charges.............       (547,185)         (460,904)        (26,761)          (27,073)
   Transfers for contract
     benefits and
     terminations...............     (8,850,457)       (7,814,318)       (506,578)         (460,412)
                                 ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............     (9,984,500)         (756,006)       (285,705)         (384,937)
                                 ---------------  ---------------- ---------------  ----------------
     Net increase (decrease)
       in net assets............       6,377,521       (3,257,874)         573,259       (1,703,068)
NET ASSETS:
   Beginning of year............      98,062,309       101,320,183       4,882,027         6,585,095
                                 ---------------  ---------------- ---------------  ----------------
   End of year.................. $   104,439,830  $     98,062,309 $     5,455,286  $      4,882,027
                                 ===============  ================ ===============  ================

                                  MSF BARCLAYS CAPITAL AGGREGATE
                                            BOND INDEX
                                            SUB-ACCOUNT
                                 --------------------------------
                                      2012              2011
                                 ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $        53,266  $        27,533
   Net realized gains (losses)..          27,821           10,441
   Change in unrealized
     gains (losses) on
     investments................        (27,939)           65,450
                                 ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........          53,148          103,424
                                 ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................          35,055           27,105
   Net transfers (including
     fixed account).............         557,325          753,471
   Contract charges.............        (21,560)         (16,215)
   Transfers for contract
     benefits and
     terminations...............       (267,380)         (90,188)
                                 ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............         303,440          674,173
                                 ---------------  ---------------
     Net increase (decrease)
       in net assets............         356,588          777,597
NET ASSETS:
   Beginning of year............       2,752,709        1,975,112
                                 ---------------  ---------------
   End of year.................. $     3,109,297  $     2,752,709
                                 ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                  MSF BLACKROCK LEGACY LARGE CAP
                                    MSF BLACKROCK BOND INCOME                 GROWTH                 MSF BLACKROCK MONEY MARKET
                                           SUB-ACCOUNT                      SUB-ACCOUNT                      SUB-ACCOUNT
                                 -------------------------------- -------------------------------- --------------------------------
                                      2012              2011           2012             2011            2012             2011
                                 ---------------  --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $     1,419,698  $     2,332,346 $      (97,388)  $     (119,620) $   (1,856,207)  $   (2,017,316)
   Net realized gains (losses).        1,106,954          235,339         545,833          569,218              --               --
   Change in unrealized
     gains (losses) on
     investments...............        3,092,410        1,909,204         799,215      (1,586,810)              --               --
                                 ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........        5,619,062        4,476,889       1,247,660      (1,137,212)     (1,856,207)      (2,017,316)
                                 ---------------  --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................        1,734,613        8,705,157          73,029          651,747       3,654,589        3,618,153
   Net transfers (including
     fixed account)............        3,906,717        4,300,825       (176,586)          895,577      17,450,205       49,526,693
   Contract charges............        (621,210)        (487,026)        (39,940)         (32,680)       (806,111)        (777,279)
   Transfers for contract
     benefits and
     terminations..............      (6,412,697)      (5,815,061)     (1,170,276)      (1,244,995)    (30,799,885)     (46,278,556)
                                 ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............      (1,392,577)        6,703,895     (1,313,773)          269,649    (10,501,202)        6,089,011
                                 ---------------  --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........        4,226,485       11,180,784        (66,113)        (867,563)    (12,357,409)        4,071,695
NET ASSETS:
   Beginning of year...........       89,516,238       78,335,454       9,935,283       10,802,846     130,635,278      126,563,583
                                 ---------------  --------------- ---------------  --------------- ---------------  ---------------
   End of year.................  $    93,742,723  $    89,516,238 $     9,869,170  $     9,935,283 $   118,277,869  $   130,635,278
                                 ===============  =============== ===============  =============== ===============  ===============

                                                                                                           MSF LOOMIS SAYLES
                                      MSF DAVIS VENTURE VALUE            MSF JENNISON GROWTH               SMALL CAP GROWTH
                                            SUB-ACCOUNT                      SUB-ACCOUNT                      SUB-ACCOUNT
                                 -------------------------------- --------------------------------- --------------------------------
                                      2012              2011            2012             2011            2012              2011
                                 ---------------  --------------- ---------------   --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $   (1,458,231)  $     (858,644) $   (1,589,655)   $     (846,025) $     (179,159)  $     (191,732)
   Net realized gains (losses).        4,298,493        3,568,194       9,568,751         1,242,184         413,344          284,182
   Change in unrealized
     gains (losses) on
     investments...............       19,049,553     (14,769,014)     (4,717,658)         (926,737)       1,192,614          240,802
                                 ---------------  --------------- ---------------   --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........       21,889,815     (12,059,464)       3,261,438         (530,578)       1,426,799          333,252
                                 ---------------  --------------- ---------------   --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................        2,818,762        4,778,474       1,069,139           527,392         191,788          383,667
   Net transfers (including
     fixed account)............     (10,235,576)      (8,829,576)      80,129,126       (1,933,052)       (641,462)        (767,308)
   Contract charges............      (1,071,536)      (1,048,236)       (456,567)         (257,169)        (73,644)         (72,544)
   Transfers for contract
     benefits and
     terminations..............     (17,016,990)     (18,728,811)     (9,943,731)       (4,894,909)     (1,355,240)      (1,209,445)
                                 ---------------  --------------- ---------------   --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............     (25,505,340)     (23,828,149)      70,797,967       (6,557,738)     (1,878,558)      (1,665,630)
                                 ---------------  --------------- ---------------   --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........      (3,615,525)     (35,887,613)      74,059,405       (7,088,316)       (451,759)      (1,332,378)
NET ASSETS:
   Beginning of year...........      203,251,430      239,139,043      49,789,424        56,877,740      15,165,191       16,497,569
                                 ---------------  --------------- ---------------   --------------- ---------------  ---------------
   End of year.................  $   199,635,905  $   203,251,430 $   123,848,829   $    49,789,424 $    14,713,432  $    15,165,191
                                 ===============  =============== ===============   =============== ===============  ===============


                                   MSF MET/ARTISAN MID CAP VALUE
                                            SUB-ACCOUNT
                                 ---------------------------------
                                       2012             2011
                                 ---------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $     (359,349)  $      (387,168)
   Net realized gains (losses).        (979,440)       (1,580,904)
   Change in unrealized
     gains (losses) on
     investments...............        4,893,443         3,912,878
                                 ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from operations.........        3,554,654         1,944,806
                                 ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................          487,859           308,546
   Net transfers (including
     fixed account)............      (2,114,646)       (2,196,919)
   Contract charges............        (179,273)         (185,668)
   Transfers for contract
     benefits and
     terminations..............      (3,137,408)       (3,153,953)
                                 ---------------  ----------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............      (4,943,468)       (5,227,994)
                                 ---------------  ----------------
     Net increase (decrease)
       in net assets...........      (1,388,814)       (3,283,188)
NET ASSETS:
   Beginning of year...........       38,493,096        41,776,284
                                 ---------------  ----------------
   End of year.................  $    37,104,282  $     38,493,096
                                 ===============  ================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                 MSF MET/DIMENSIONAL INTERNATIONAL
                                           SMALL COMPANY            MSF METLIFE MID CAP STOCK INDEX
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- --------------------------------
                                       2012             2011             2012             2011
                                 ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $        23,292  $        22,452  $      (26,487)  $      (17,020)
   Net realized gains (losses)..         118,880          207,609          130,374           82,393
   Change in unrealized
     gains (losses) on
     investments................         204,239        (662,509)          225,319        (112,251)
                                 ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........         346,411        (432,448)          329,206         (46,878)
                                 ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................          20,134          213,611           19,530           18,026
   Net transfers (including
     fixed account).............        (59,059)          505,703          582,053        1,156,050
   Contract charges.............        (18,876)         (13,315)         (12,943)          (8,216)
   Transfers for contract
     benefits and
     terminations...............       (434,538)        (128,648)         (54,726)         (68,482)
                                 ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............       (492,339)          577,351          533,914        1,097,378
                                 ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets............       (145,928)          144,903          863,120        1,050,500
NET ASSETS:
   Beginning of year............       2,355,244        2,210,341        2,022,706          972,206
                                 ---------------  ---------------  ---------------  ---------------
   End of year.................. $     2,209,316  $     2,355,244  $     2,885,826  $     2,022,706
                                 ===============  ===============  ===============  ===============


                                      MSF METLIFE STOCK INDEX           MSF MFS TOTAL RETURN
                                            SUB-ACCOUNT                      SUB-ACCOUNT
                                 --------------------------------- --------------------------------
                                       2012             2011            2012             2011
                                 ---------------- ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $       (32,241) $       (46,257) $     1,714,984  $     1,568,383
   Net realized gains (losses)..          761,246          111,850         174,777        (250,331)
   Change in unrealized
     gains (losses) on
     investments................        3,615,821          246,815       7,903,462        (101,683)
                                 ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........        4,344,826          312,408       9,793,223        1,216,369
                                 ---------------- ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................          186,757          410,067       1,391,460        4,399,473
   Net transfers (including
     fixed account).............          373,457        1,189,114       1,915,955        1,293,742
   Contract charges.............        (168,569)        (163,338)       (472,070)        (392,059)
   Transfers for contract
     benefits and
     terminations...............      (2,666,568)      (2,333,513)     (9,112,431)      (9,369,061)
                                 ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............      (2,274,923)        (897,670)     (6,277,086)      (4,067,905)
                                 ---------------- ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets............        2,069,903        (585,262)       3,516,137      (2,851,536)
NET ASSETS:
   Beginning of year............       33,187,748       33,773,010      97,826,866      100,678,402
                                 ---------------- ---------------- ---------------  ---------------
   End of year.................. $     35,257,651 $     33,187,748 $   101,343,003  $    97,826,866
                                 ================ ================ ===============  ===============


                                           MSF MFS VALUE                  MSF MSCI EAFE INDEX        MSF NEUBERGER BERMAN GENESIS
                                            SUB-ACCOUNT                       SUB-ACCOUNT                     SUB-ACCOUNT
                                 --------------------------------- -------------------------------- --------------------------------
                                       2012             2011             2012             2011           2012             2011
                                 ---------------   --------------- ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $       372,143   $       112,683 $         7,648  $         6,814 $      (22,006)  $      (16,234)
   Net realized gains (losses)..       1,159,373           161,506        (19,773)           13,619        (23,788)        (106,745)
   Change in unrealized
     gains (losses) on
     investments................       5,122,210         (368,960)         167,802        (140,700)         171,151          200,360
                                 ---------------   --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........       6,653,726          (94,771)         155,677        (120,267)         125,357           77,381
                                 ---------------   --------------- ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................       3,487,235         6,652,509           9,500            7,123           2,160           10,409
   Net transfers (including
     fixed account).............       3,319,686         7,941,574         577,472          217,651        (75,382)        (129,075)
   Contract charges.............       (321,302)         (195,469)         (6,544)          (2,927)         (7,129)          (8,049)
   Transfers for contract
     benefits and
     terminations...............     (3,118,199)       (1,503,895)        (40,247)          (9,207)       (106,888)        (239,289)
                                 ---------------   --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............       3,367,420        12,894,719         540,181          212,640       (187,239)        (366,004)
                                 ---------------   --------------- ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets............      10,021,146        12,799,948         695,858           92,373        (61,882)        (288,623)
NET ASSETS:
   Beginning of year............      41,535,628        28,735,680         732,359          639,986       1,630,216        1,918,839
                                 ---------------   --------------- ---------------  --------------- ---------------  ---------------
   End of year.................. $    51,556,774   $    41,535,628 $     1,428,217  $       732,359 $     1,568,334  $     1,630,216
                                 ===============   =============== ===============  =============== ===============  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011



                                  MSF OPPENHEIMER GLOBAL EQUITY       MSF RUSSELL 2000 INDEX
                                           SUB-ACCOUNT                      SUB-ACCOUNT
                                 -------------------------------- --------------------------------
                                      2012              2011           2012             2011
                                 ---------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $        88,010  $       172,868 $      (15,300)  $      (10,719)
   Net realized gains (losses).           89,189           55,792          36,714          (5,116)
   Change in unrealized
     gains (losses) on
     investments...............        3,738,283      (2,364,704)         185,178        (105,336)
                                 ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........        3,915,482      (2,136,044)         206,592        (121,171)
                                 ---------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................          194,366        1,602,884          32,681           22,011
   Net transfers (including
     fixed account)............        (863,112)          711,246         570,158          766,913
   Contract charges............        (117,408)         (97,813)        (11,898)          (7,011)
   Transfers for contract
     benefits and
     terminations..............      (1,778,927)      (1,815,729)        (93,196)         (65,064)
                                 ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............      (2,565,081)          400,588         497,745          716,849
                                 ---------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........        1,350,401      (1,735,456)         704,337          595,678
NET ASSETS:
   Beginning of year...........       20,591,996       22,327,452       1,492,191          896,513
                                 ---------------  --------------- ---------------  ---------------
   End of year.................  $    21,942,397  $    20,591,996 $     2,196,528  $     1,492,191
                                 ===============  =============== ===============  ===============


                                 MSF T. ROWE PRICE LARGE CAP GROWTH MSF T. ROWE PRICE SMALL CAP GROWTH
                                             SUB-ACCOUNT                        SUB-ACCOUNT
                                 ---------------------------------- ----------------------------------
                                        2012             2011              2012             2011
                                   ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................    $     (664,094)  $     (691,156)  $     (150,221)  $     (157,844)
   Net realized gains (losses).          1,606,828          804,429        1,505,375          460,364
   Change in unrealized
     gains (losses) on
     investments...............          6,295,800      (1,345,753)           55,646        (269,859)
                                   ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........          7,238,534      (1,232,480)        1,410,800           32,661
                                   ---------------  ---------------  ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................            407,882          400,969           48,769          111,795
   Net transfers (including
     fixed account)............        (2,086,618)      (1,947,980)        (660,311)         (98,414)
   Contract charges............          (173,697)        (175,499)         (29,256)         (30,211)
   Transfers for contract
     benefits and
     terminations..............        (4,114,874)      (5,087,083)        (716,932)        (972,634)
                                   ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............        (5,967,307)      (6,809,593)      (1,357,730)        (989,464)
                                   ---------------  ---------------  ---------------  ---------------
     Net increase (decrease)
       in net assets...........          1,271,227      (8,042,073)           53,070        (956,803)
NET ASSETS:
   Beginning of year...........         43,429,966       51,472,039       10,132,259       11,089,062
                                   ---------------  ---------------  ---------------  ---------------
   End of year.................    $    44,701,193  $    43,429,966  $    10,185,329  $    10,132,259
                                   ===============  ===============  ===============  ===============

                                    MSF VAN ECK GLOBAL NATURAL       MSF WESTERN ASSET MANAGEMENT
                                             RESOURCES               STRATEGIC BOND OPPORTUNITIES
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- --------------------------------
                                       2012             2011             2012             2011
                                 ----------------  --------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $       (52,281)  $       (4,229) $       250,958  $       185,446
   Net realized gains (losses).           203,180          262,352         396,091           86,621
   Change in unrealized
     gains (losses) on
     investments...............          (45,763)      (1,040,677)         534,419           14,258
                                 ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........           105,136        (782,554)       1,181,468          286,325
                                 ----------------  --------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................            95,463        1,228,536         101,701           22,370
   Net transfers (including
     fixed account)............           554,057        1,965,591     (2,691,419)        7,157,656
   Contract charges............          (52,455)         (30,269)        (52,834)         (23,550)
   Transfers for contract
     benefits and
     terminations..............         (202,639)        (129,492)       (834,837)        (714,103)
                                 ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............           394,426        3,034,366     (3,477,389)        6,442,373
                                 ----------------  --------------- ---------------  ---------------
     Net increase (decrease)
       in net assets...........           499,562        2,251,812     (2,295,921)        6,728,698
NET ASSETS:
   Beginning of year...........         4,471,552        2,219,740      12,444,974        5,716,276
                                 ----------------  --------------- ---------------  ---------------
   End of year.................  $      4,971,114  $     4,471,552 $    10,149,053  $    12,444,974
                                 ================  =============== ===============  ===============

                                   MSF WESTERN ASSET MANAGEMENT
                                          U.S. GOVERNMENT
                                            SUB-ACCOUNT
                                 ---------------------------------
                                       2012             2011
                                 ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)....................  $         30,985  $      (52,791)
   Net realized gains (losses).            68,550          466,434
   Change in unrealized
     gains (losses) on
     investments...............            68,001         (10,110)
                                 ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations.........           167,536          403,533
                                 ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners....................            79,379           43,505
   Net transfers (including
     fixed account)............           996,027        1,089,916
   Contract charges............         (102,832)         (97,029)
   Transfers for contract
     benefits and
     terminations..............       (2,453,513)        (947,907)
                                 ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions............       (1,480,939)           88,485
                                 ----------------  ---------------
     Net increase (decrease)
       in net assets...........       (1,313,403)          492,018
NET ASSETS:
   Beginning of year...........        13,347,083       12,855,065
                                 ----------------  ---------------
   End of year.................  $     12,033,680  $    13,347,083
                                 ================  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                       PIMCO VIT HIGH YIELD             PIMCO VIT LOW DURATION
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- ---------------------------------
                                       2012             2011             2012             2011
                                 ---------------  ---------------- ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $       345,610  $        601,996 $         45,846  $        21,328
   Net realized gains (losses)..          65,971            75,088           57,982           91,605
   Change in unrealized
     gains (losses) on
     investments................         536,049         (610,749)          392,441        (155,032)
                                 ---------------  ---------------- ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........         947,630            66,335          496,269         (42,099)
                                 ---------------  ---------------- ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................          40,247            44,304           54,968           37,949
   Net transfers (including
     fixed account).............         510,889       (4,623,576)          440,490          224,693
   Contract charges.............        (35,486)          (43,347)         (53,763)         (49,304)
   Transfers for contract
     benefits and
     terminations...............       (705,981)         (943,544)      (1,079,502)      (1,364,822)
                                 ---------------  ---------------- ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............       (190,331)       (5,566,163)        (637,807)      (1,151,484)
                                 ---------------  ---------------- ----------------  ---------------
     Net increase (decrease)
       in net assets............         757,299       (5,499,828)        (141,538)      (1,193,583)
NET ASSETS:
   Beginning of year............       7,552,704        13,052,532       11,835,685       13,029,268
                                 ---------------  ---------------- ----------------  ---------------
   End of year.................. $     8,310,003  $      7,552,704 $     11,694,147  $    11,835,685
                                 ===============  ================ ================  ===============

                                      PUTNAM VT EQUITY INCOME        PUTNAM VT MULTI-CAP GROWTH
                                            SUB-ACCOUNT                      SUB-ACCOUNT
                                 -------------------------------- ---------------------------------
                                      2012              2011            2012             2011
                                 ---------------  --------------- ---------------   ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $       327,294  $       226,393 $      (22,794)   $      (25,717)
   Net realized gains (losses)..         353,694           44,176          87,536            57,801
   Change in unrealized
     gains (losses) on
     investments................       3,496,447           64,595         263,134         (190,144)
                                 ---------------  --------------- ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........       4,177,435          335,164         327,876         (158,060)
                                 ---------------  --------------- ---------------   ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................           7,600           13,896          32,659            35,867
   Net transfers (including
     fixed account).............     (1,370,356)        (965,652)       (175,823)           120,989
   Contract charges.............        (68,687)         (71,237)         (3,046)           (2,675)
   Transfers for contract
     benefits and
     terminations...............     (3,154,969)      (2,951,728)       (181,106)         (294,127)
                                 ---------------  --------------- ---------------   ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............     (4,586,412)      (3,974,721)       (327,316)         (139,946)
                                 ---------------  --------------- ---------------   ---------------
     Net increase (decrease)
       in net assets............       (408,977)      (3,639,557)             560         (298,006)
NET ASSETS:
   Beginning of year............      25,013,816       28,653,373       2,195,254         2,493,260
                                 ---------------  --------------- ---------------   ---------------
   End of year.................. $    24,604,839  $    25,013,816 $     2,195,814   $     2,195,254
                                 ===============  =============== ===============   ===============

                                     RUSSELL AGGRESSIVE EQUITY             RUSSELL CORE BOND
                                            SUB-ACCOUNT                       SUB-ACCOUNT
                                 --------------------------------- --------------------------------
                                       2012             2011            2012              2011
                                 ---------------  ---------------- ---------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)..................... $       (6,381)  $       (19,914) $        88,576  $       190,648
   Net realized gains (losses)..        (13,412)          (48,301)         355,595          263,275
   Change in unrealized
     gains (losses) on
     investments................         271,218          (29,946)         208,898        (100,129)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........         251,425          (98,161)         653,069          353,794
                                 ---------------  ---------------- ---------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................           6,905            12,061           1,330            6,629
   Net transfers (including
     fixed account).............       (299,718)          (90,527)       (342,751)        (181,909)
   Contract charges.............           (619)             (666)         (2,162)          (2,328)
   Transfers for contract
     benefits and
     terminations...............       (251,184)         (510,016)     (1,636,361)      (1,626,718)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............       (544,616)         (589,148)     (1,979,944)      (1,804,326)
                                 ---------------  ---------------- ---------------  ---------------
     Net increase (decrease)
       in net assets............       (293,191)         (687,309)     (1,326,875)      (1,450,532)
NET ASSETS:
   Beginning of year............       1,862,216         2,549,525      10,072,015       11,522,547
                                 ---------------  ---------------- ---------------  ---------------
   End of year.................. $     1,569,025  $      1,862,216 $     8,745,140  $    10,072,015
                                 ===============  ================ ===============  ===============

                                 RUSSELL GLOBAL REAL ESTATE SECURITIES
                                              SUB-ACCOUNT
                                 -------------------------------------
                                         2012              2011
                                   ----------------  ---------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).....................   $         40,176  $        10,688
   Net realized gains (losses)..            (5,774)         (20,418)
   Change in unrealized
     gains (losses) on
     investments................            223,919         (85,058)
                                   ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from operations..........            258,321         (94,788)
                                   ----------------  ---------------
CONTRACT TRANSACTIONS:
   Purchase payments
     received from contract
     owners.....................              1,330            6,317
   Net transfers (including
     fixed account).............           (10,186)         (46,730)
   Contract charges.............              (257)            (279)
   Transfers for contract
     benefits and
     terminations...............          (104,885)        (150,757)
                                   ----------------  ---------------
     Net increase (decrease)
       in net assets resulting
       from contract
       transactions.............          (113,998)        (191,449)
                                   ----------------  ---------------
     Net increase (decrease)
       in net assets............            144,323        (286,237)
NET ASSETS:
   Beginning of year............          1,042,972        1,329,209
                                   ----------------  ---------------
   End of year..................   $      1,187,295  $     1,042,972
                                   ================  ===============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011


                                                                RUSSELL MULTI-STYLE EQUITY             RUSSELL NON-U.S.
                                                                        SUB-ACCOUNT                       SUB-ACCOUNT
                                                             --------------------------------- ---------------------------------
                                                                   2012             2011            2012              2011
                                                             ---------------  ---------------- ---------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income (loss)............................. $      (23,995)  $       (41,551) $        13,561  $         14,369
   Net realized gains (losses)..............................         130,720           (9,025)       (127,844)         (137,543)
   Change in unrealized gains (losses) on investments.......       1,088,782         (186,769)         747,428         (483,197)
                                                             ---------------  ---------------- ---------------  ----------------
     Net increase (decrease) in net assets resulting
       from operations......................................       1,195,507         (237,345)         633,145         (606,371)
                                                             ---------------  ---------------- ---------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received from contract owners..........         143,609            41,257           2,705             8,007
   Net transfers (including fixed account)..................       (158,774)         (579,042)          62,875         (126,453)
   Contract charges.........................................         (3,190)           (3,388)         (1,239)           (1,412)
   Transfers for contract benefits and terminations.........     (1,640,873)       (1,823,601)       (601,671)         (821,054)
                                                             ---------------  ---------------- ---------------  ----------------
     Net increase (decrease) in net assets resulting
       from contract transactions...........................     (1,659,228)       (2,364,774)       (537,330)         (940,912)
                                                             ---------------  ---------------- ---------------  ----------------
     Net increase (decrease) in net assets..................       (463,721)       (2,602,119)          95,815       (1,547,283)
NET ASSETS:
   Beginning of year........................................       8,826,736        11,428,855       3,674,337         5,221,620
                                                             ---------------  ---------------- ---------------  ----------------
   End of year.............................................. $     8,363,015  $      8,826,736 $     3,770,152  $      3,674,337
                                                             ===============  ================ ===============  ================

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.


 The accompanying notes are an integral part of these financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
                      NOTES TO THE FINANCIAL STATEMENTS



1. ORGANIZATION


MetLife Investors Variable Annuity Account One (the "Separate Account"), a separate account of MetLife Investors Insurance Company (the "Company"), was established by the Company's Board of Directors on February 24, 1987 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the Missouri Department of Insurance.

The Separate Account is divided into Sub-Accounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each Sub-Account invests in shares of the corresponding fund or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

AIM Variable Insurance Funds (Invesco Variable              Met Investors Series Trust ("MIST")*
   Insurance Funds) ("Invesco V.I.")                        Metropolitan Series Fund ("MSF")*
American Funds Insurance Series ("American Funds")          PIMCO Variable Insurance Trust ("PIMCO VIT")
DWS Variable Series II ("DWS II")                           Putnam Variable Trust ("Putnam VT")
Fidelity Variable Insurance Products ("Fidelity VIP")       Russell Investment Funds ("Russell")
Franklin Templeton Variable Insurance Products Trust
   ("FTVIPT")

* See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Sub-Accounts of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2. LIST OF SUB-ACCOUNTS


A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Sub-Accounts in accordance with the selection made by the contract owner. The following Sub-Accounts had net assets as of December 31, 2012:

American Funds Global Growth Sub-Account                 MIST AQR Global Risk Balanced Sub-Account (b)
American Funds Global Small Capitalization               MIST BlackRock Global Tactical Strategies
   Sub-Account                                             Sub-Account (b)
American Funds Growth Sub-Account                        MIST BlackRock High Yield Sub-Account
DWS II Government & Agency Securities Sub-Account        MIST BlackRock Large Cap Core Sub-Account
Fidelity VIP Equity-Income Sub-Account (a)               MIST Clarion Global Real Estate Sub-Account (a)
Fidelity VIP Growth Opportunities Sub-Account            MIST Dreman Small Cap Value Sub-Account
FTVIPT Templeton Foreign Securities Sub-Account (a)      MIST Goldman Sachs Mid Cap Value Sub-Account
Invesco V.I. International Growth Sub-Account (a)        MIST Harris Oakmark International Sub-Account
MIST AllianceBernstein Global Dynamic Allocation         MIST Invesco Balanced-Risk Allocation Sub-Account (b)
   Sub-Account (b)                                       MIST Invesco Small Cap Growth Sub-Account (a)
MIST American Funds Balanced Allocation                  MIST Janus Forty Sub-Account
   Sub-Account                                           MIST Jennison Large Cap Equity Sub-Account
MIST American Funds Bond Sub-Account                     MIST JPMorgan Global Active Allocation
MIST American Funds Growth Allocation Sub-Account          Sub-Account (b)
MIST American Funds Growth Sub-Account                   MIST Legg Mason ClearBridge Aggressive Growth
MIST American Funds International Sub-Account              Sub-Account (a)
MIST American Funds Moderate Allocation                  MIST Loomis Sayles Global Markets Sub-Account
   Sub-Account                                           MIST Lord Abbett Bond Debenture Sub-Account (a)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF SUBACCOUNTS -- (CONCLUDED)


MIST Lord Abbett Mid Cap Value Sub-Account (a)             MSF BlackRock Bond Income Sub-Account (a)
MIST Met/Eaton Vance Floating Rate Sub-Account             MSF BlackRock Legacy Large Cap Growth
MIST Met/Franklin Low Duration Total Return                  Sub-Account
   Sub-Account                                             MSF BlackRock Money Market Sub-Account (a)
MIST Met/Franklin Mutual Shares Sub-Account                MSF Davis Venture Value Sub-Account (a)
MIST Met/Franklin Templeton Founding Strategy              MSF Jennison Growth Sub-Account (a)
   Sub-Account                                             MSF Loomis Sayles Small Cap Growth Sub-Account
MIST Met/Templeton Growth Sub-Account (a)                  MSF Met/Artisan Mid Cap Value Sub-Account
MIST Met/Templeton International Bond Sub-Account          MSF Met/Dimensional International Small Company
MIST MetLife Aggressive Strategy Sub-Account                 Sub-Account
MIST MetLife Balanced Plus Sub-Account (b)                 MSF MetLife Mid Cap Stock Index Sub-Account
MIST MetLife Balanced Strategy Sub-Account                 MSF MetLife Stock Index Sub-Account (a)
MIST MetLife Defensive Strategy Sub-Account                MSF MFS Total Return Sub-Account (a)
MIST MetLife Growth Strategy Sub-Account                   MSF MFS Value Sub-Account
MIST MetLife Moderate Strategy Sub-Account                 MSF MSCI EAFE Index Sub-Account
MIST MFS Emerging Markets Equity Sub-Account (a)           MSF Neuberger Berman Genesis Sub-Account
MIST MFS Research International Sub-Account (a)            MSF Oppenheimer Global Equity Sub-Account
MIST MLA Mid Cap Sub-Account (a)                           MSF Russell 2000 Index Sub-Account
MIST Morgan Stanley Mid Cap Growth Sub-Account (a)         MSF T. Rowe Price Large Cap Growth Sub-Account (a)
MIST PIMCO Inflation Protected Bond Sub-Account            MSF T. Rowe Price Small Cap Growth Sub-Account (a)
MIST PIMCO Total Return Sub-Account (a)                    MSF Van Eck Global Natural Resources Sub-Account
MIST Pioneer Fund Sub-Account (a)                          MSF Western Asset Management Strategic Bond
MIST Pioneer Strategic Income Sub-Account (a)                Opportunities Sub-Account (a)
MIST Pyramis Government Income Sub-Account (b)             MSF Western Asset Management U.S. Government
MIST RCM Technology Sub-Account                              Sub-Account
MIST Schroders Global Multi-Asset Sub-Account (b)          PIMCO VIT High Yield Sub-Account
MIST SSgA Growth and Income ETF Sub-Account                PIMCO VIT Low Duration Sub-Account
MIST SSgA Growth ETF Sub-Account                           Putnam VT Equity Income Sub-Account
MIST T. Rowe Price Large Cap Value Sub-Account (a)         Putnam VT Multi-Cap Growth Sub-Account (a)
MIST T. Rowe Price Mid Cap Growth Sub-Account (a)          Russell Aggressive Equity Sub-Account
MIST Third Avenue Small Cap Value Sub-Account (a)          Russell Core Bond Sub-Account
MIST Turner Mid Cap Growth Sub-Account                     Russell Global Real Estate Securities Sub-Account
MIST Van Kampen Comstock Sub-Account                       Russell Multi-Style Equity Sub-Account
MSF Baillie Gifford International Stock Sub-Account (a)    Russell Non-U.S. Sub-Account
MSF Barclays Capital Aggregate Bond Index
   Sub-Account

(a) This Sub-Account invests in two or more share classes within the underlying fund or portfolio of the Trusts.
(b) This Sub-Account began operations during the year ended December 31, 2012.

B. The following Sub-Account had no net assets as of December 31, 2012:

MIST MetLife Multi-Index Targeted Risk Sub-Account (a)


(a) This Sub-Account began operations during the year ended December 31, 2012.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3. PORTFOLIO CHANGES


The following Sub-Account ceased operations during the year ended December 31, 2012:

MIST Oppenheimer Capital Appreciation Sub-Account

The operations of the Sub-Accounts were affected by the following changes that occurred during the year ended December 31, 2012:

NAME CHANGES:

Former Name                                                New Name

(MIST) Lazard Mid Cap Portfolio                            (MIST) MLA Mid Cap Portfolio
(MIST) Rainer Large Cap Equity Portfolio                   (MIST) Jennison Large Cap Equity Portfolio
(MSF) Artio International Stock Portfolio                  (MSF) Baillie Gifford International Stock Portfolio
(MSF) Morgan Stanley EAFE Index Portfolio                  (MSF) MSCI EAFE Index Portfolio

MERGER:

Former Portfolio                                           New Portfolio

(MIST) Oppenheimer Capital Appreciation Portfolio          (MSF) Jennison Growth Portfolio

4. SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.

SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

SECURITY VALUATION
A Sub-Account's investment in shares of a fund, portfolio, or series of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Sub-Accounts.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1  Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4. SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


SECURITY VALUATION -- (CONCLUDED)
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Sub-Account invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.

FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus, and are reported as contract transactions on the statements of changes in net assets of the applicable Sub-Accounts.

NET TRANSFERS
Funds transferred by the contract owner into or out of Sub-Accounts within the Separate Account or into or out of the fixed account (an investment option in the Company's general account) are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Sub-Accounts.

USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT
Effective January 1, 2012, the Separate Account adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have an impact on the Separate Account's financial statements.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company, are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Sub-Accounts:

   Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

   Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

   Optional Death Benefit Rider -- For an additional charge, the total death benefit payable may be increased based on increases in account value of the Contracts.

   Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012:

     -------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                               0.50% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                           0.15% - 0.25%
     -------------------------------------------------------------------------------------------------------------------------
      Optional Death Benefit Rider                                                                             0.20% - 0.35%
     -------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                            0.25%
     -------------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of effective rates disclosed above excludes any waivers granted to certain Sub-Accounts.

The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts:

   Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee minimum withdrawals for life regardless of market conditions.

   Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee minimum withdrawals regardless of market conditions.

   Guaranteed Minimum Income Benefit/Lifetime Income Solution -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

   Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

   Enhanced Death Benefit -- For an additional charge, the Company will guarantee a death benefit equal to the greater of the account value or the higher of two death benefit bases.

   Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5. EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2012:

     -----------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                               0.50% - 1.80%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                               0.25% - 1.00%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit/Lifetime Income Solution                                                  0.50% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                     0.75%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                      0.60% - 1.50%
     -----------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                      0.50% - 1.00%
     -----------------------------------------------------------------------------------------------------------------------------

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract maintenance fee of $30 is assessed on an annual basis for Contracts with a value of less than $50,000. A transfer fee of $0 to $25 may be deducted after twelve transfers are made in a contract year or for certain contracts, 2% of the amount transferred from the contract value, if less. In addition, the Contracts impose a surrender charge which ranges from 0% to 8% if the contract is partially or fully surrendered within the specified surrender charge period. A transaction charge of the lesser of $10 or 2% of the surrender is imposed on certain contracts as well as $10 for annuitizations. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Sub-Accounts.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS



                                                                          AS OF DECEMBER 31, 2012
                                                                     --------------------------------

                                                                        SHARES            COST ($)
                                                                     -------------      -------------
     American Funds Global Growth Sub-Account......................      4,557,292         85,060,785
     American Funds Global Small Capitalization Sub-Account........      1,308,088         21,804,225
     American Funds Growth Sub-Account.............................      2,141,144         91,565,938
     DWS II Government & Agency Securities Sub-Account.............         54,613            666,544
     Fidelity VIP Equity-Income Sub-Account........................        258,692          5,390,916
     Fidelity VIP Growth Opportunities Sub-Account.................          5,014             90,320
     FTVIPT Templeton Foreign Securities Sub-Account...............      1,944,348         27,315,030
     Invesco V.I. International Growth Sub-Account.................        209,919          5,283,037
     MIST AllianceBernstein Global Dynamic Allocation
        Sub-Account (a)............................................      2,044,215         20,736,997
     MIST American Funds Balanced Allocation Sub-Account...........     22,525,344        185,689,362
     MIST American Funds Bond Sub-Account..........................      1,588,019         15,205,495
     MIST American Funds Growth Allocation Sub-Account.............     22,532,088        176,446,452
     MIST American Funds Growth Sub-Account........................      2,528,185         18,849,341
     MIST American Funds International Sub-Account.................      1,662,055         12,230,785
     MIST American Funds Moderate Allocation Sub-Account...........     12,065,593        103,145,923
     MIST AQR Global Risk Balanced Sub-Account (a).................      1,390,320         15,385,842
     MIST BlackRock Global Tactical Strategies Sub-Account (a).....      4,277,007         42,381,106
     MIST BlackRock High Yield Sub-Account.........................      1,835,492         15,073,838
     MIST BlackRock Large Cap Core Sub-Account.....................        691,335          5,845,343
     MIST Clarion Global Real Estate Sub-Account...................      3,449,911         41,501,374
     MIST Dreman Small Cap Value Sub-Account.......................        528,919          6,442,999
     MIST Goldman Sachs Mid Cap Value Sub-Account..................      1,217,442         15,910,951
     MIST Harris Oakmark International Sub-Account.................      4,096,715         56,190,818
     MIST Invesco Balanced-Risk Allocation Sub-Account (b).........      1,754,612         18,170,264
     MIST Invesco Small Cap Growth Sub-Account.....................      3,046,209         38,630,470
     MIST Janus Forty Sub-Account..................................         33,306          2,313,366
     MIST Jennison Large Cap Equity Sub-Account....................        359,449          3,081,964
     MIST JPMorgan Global Active Allocation Sub-Account (b)........        702,023          7,118,939
     MIST Legg Mason ClearBridge Aggressive Growth
        Sub-Account................................................      8,752,682         65,069,406
     MIST Loomis Sayles Global Markets Sub-Account.................      1,156,563         13,226,976
     MIST Lord Abbett Bond Debenture Sub-Account...................     18,960,706        226,167,484
     MIST Lord Abbett Mid Cap Value Sub-Account....................     10,799,637        197,909,673
     MIST Met/Eaton Vance Floating Rate Sub-Account................        322,740          3,331,785
     MIST Met/Franklin Low Duration Total Return Sub-Account.......      1,770,428         17,608,545
     MIST Met/Franklin Mutual Shares Sub-Account...................     15,851,818        119,355,821
     MIST Met/Franklin Templeton Founding Strategy Sub-Account.....     16,306,834        132,814,128
     MIST Met/Templeton Growth Sub-Account.........................      2,418,357         21,558,559
     MIST Met/Templeton International Bond Sub-Account.............        464,521          5,437,466
     MIST MetLife Aggressive Strategy Sub-Account..................     17,098,603        148,037,322
     MIST MetLife Balanced Plus Sub-Account (a)....................      7,550,093         76,059,044
     MIST MetLife Balanced Strategy Sub-Account....................    231,419,562      2,267,321,601
     MIST MetLife Defensive Strategy Sub-Account...................     38,860,685        400,339,507
     MIST MetLife Growth Strategy Sub-Account......................    132,858,166      1,373,765,688
     MIST MetLife Moderate Strategy Sub-Account....................     84,078,801        852,471,158
     MIST MFS Emerging Markets Equity Sub-Account..................      5,132,640         53,906,002
     MIST MFS Research International Sub-Account...................     12,993,248        147,030,596
     MIST MLA Mid Cap Sub-Account..................................      3,713,338         44,694,704
     MIST Morgan Stanley Mid Cap Growth Sub-Account................      5,523,973         51,110,634
     MIST PIMCO Inflation Protected Bond Sub-Account...............     10,331,673        113,230,679
     MIST PIMCO Total Return Sub-Account...........................     45,180,319        524,441,200
     MIST Pioneer Fund Sub-Account.................................      6,020,533         60,985,957
     MIST Pioneer Strategic Income Sub-Account.....................      1,267,703         13,336,888
     MIST Pyramis Government Income Sub-Account (a)................        542,718          5,934,948
     MIST RCM Technology Sub-Account...............................      3,505,689         16,303,037

                                                                            FOR THE YEAR ENDED
                                                                             DECEMBER 31, 2012
                                                                     ---------------------------------
                                                                         COST OF           PROCEEDS
                                                                      PURCHASES ($)     FROM SALES ($)
                                                                     --------------     --------------
     American Funds Global Growth Sub-Account......................       3,428,865         12,116,384
     American Funds Global Small Capitalization Sub-Account........       1,890,208          3,011,778
     American Funds Growth Sub-Account.............................       5,971,307         12,134,809
     DWS II Government & Agency Securities Sub-Account.............          54,729            138,883
     Fidelity VIP Equity-Income Sub-Account........................       1,080,131            789,743
     Fidelity VIP Growth Opportunities Sub-Account.................           7,476              6,308
     FTVIPT Templeton Foreign Securities Sub-Account...............       1,581,945          3,482,261
     Invesco V.I. International Growth Sub-Account.................         635,775          1,309,900
     MIST AllianceBernstein Global Dynamic Allocation
        Sub-Account (a)............................................      20,976,715            246,936
     MIST American Funds Balanced Allocation Sub-Account...........      16,072,398         21,666,374
     MIST American Funds Bond Sub-Account..........................       3,247,616          4,441,741
     MIST American Funds Growth Allocation Sub-Account.............      12,981,784         25,865,965
     MIST American Funds Growth Sub-Account........................       3,193,123          6,400,107
     MIST American Funds International Sub-Account.................       1,453,995          2,480,220
     MIST American Funds Moderate Allocation Sub-Account...........      10,660,184         22,205,298
     MIST AQR Global Risk Balanced Sub-Account (a).................      15,890,614            512,765
     MIST BlackRock Global Tactical Strategies Sub-Account (a).....      42,999,872            631,677
     MIST BlackRock High Yield Sub-Account.........................       7,887,934          5,135,029
     MIST BlackRock Large Cap Core Sub-Account.....................       1,652,992            986,613
     MIST Clarion Global Real Estate Sub-Account...................       2,154,507          4,722,762
     MIST Dreman Small Cap Value Sub-Account.......................         687,410            940,469
     MIST Goldman Sachs Mid Cap Value Sub-Account..................       1,198,126          3,098,399
     MIST Harris Oakmark International Sub-Account.................       2,748,664         10,472,721
     MIST Invesco Balanced-Risk Allocation Sub-Account (b).........      18,432,619            265,573
     MIST Invesco Small Cap Growth Sub-Account.....................       5,662,109         11,047,904
     MIST Janus Forty Sub-Account..................................       1,764,729            452,484
     MIST Jennison Large Cap Equity Sub-Account....................      16,092,970         19,411,219
     MIST JPMorgan Global Active Allocation Sub-Account (b)........       7,314,757            199,559
     MIST Legg Mason ClearBridge Aggressive Growth
        Sub-Account................................................       1,944,000         10,896,979
     MIST Loomis Sayles Global Markets Sub-Account.................       4,167,470          2,974,752
     MIST Lord Abbett Bond Debenture Sub-Account...................      21,315,294         35,959,034
     MIST Lord Abbett Mid Cap Value Sub-Account....................       4,379,613         30,173,559
     MIST Met/Eaton Vance Floating Rate Sub-Account................       1,824,610            684,802
     MIST Met/Franklin Low Duration Total Return Sub-Account.......       8,778,310          2,088,761
     MIST Met/Franklin Mutual Shares Sub-Account...................      24,848,683         11,240,470
     MIST Met/Franklin Templeton Founding Strategy Sub-Account.....      16,017,024         21,006,872
     MIST Met/Templeton Growth Sub-Account.........................       1,840,739          3,772,303
     MIST Met/Templeton International Bond Sub-Account.............       1,907,018            892,526
     MIST MetLife Aggressive Strategy Sub-Account..................       8,611,321         24,459,649
     MIST MetLife Balanced Plus Sub-Account (a)....................      76,227,355            173,582
     MIST MetLife Balanced Strategy Sub-Account....................      74,072,098        187,530,651
     MIST MetLife Defensive Strategy Sub-Account...................      63,672,824         51,072,674
     MIST MetLife Growth Strategy Sub-Account......................      40,484,692        150,598,088
     MIST MetLife Moderate Strategy Sub-Account....................      47,778,679         66,664,832
     MIST MFS Emerging Markets Equity Sub-Account..................       7,250,974         13,166,270
     MIST MFS Research International Sub-Account...................       7,072,519         15,108,046
     MIST MLA Mid Cap Sub-Account..................................       1,579,334          7,036,871
     MIST Morgan Stanley Mid Cap Growth Sub-Account................       2,824,001          6,775,248
     MIST PIMCO Inflation Protected Bond Sub-Account...............      19,311,733         11,186,382
     MIST PIMCO Total Return Sub-Account...........................      43,746,179         62,030,926
     MIST Pioneer Fund Sub-Account.................................       2,959,567         11,567,673
     MIST Pioneer Strategic Income Sub-Account.....................       4,745,294          3,624,616
     MIST Pyramis Government Income Sub-Account (a)................       6,915,706            990,861
     MIST RCM Technology Sub-Account...............................       7,921,033          2,687,651

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6. STATEMENTS OF INVESTMENTS -- (CONCLUDED)



                                                                       AS OF DECEMBER 31, 2012
                                                                   --------------------------------

                                                                      SHARES            COST ($)
                                                                   -------------     --------------
     MIST Schroders Global Multi-Asset Sub-Account (b)...........        511,589          5,308,148
     MIST SSgA Growth and Income ETF Sub-Account.................     13,526,434        145,226,362
     MIST SSgA Growth ETF Sub-Account............................      4,375,020         45,037,480
     MIST T. Rowe Price Large Cap Value Sub-Account..............     24,113,936        566,603,721
     MIST T. Rowe Price Mid Cap Growth Sub-Account...............      7,623,499         60,887,871
     MIST Third Avenue Small Cap Value Sub-Account...............      3,114,030         43,963,101
     MIST Turner Mid Cap Growth Sub-Account......................        816,269          9,571,266
     MIST Van Kampen Comstock Sub-Account........................      9,625,798         93,331,007
     MSF Baillie Gifford International Stock Sub-Account.........        596,049          6,440,385
     MSF Barclays Capital Aggregate Bond Index Sub-Account.......        273,953          3,045,829
     MSF BlackRock Bond Income Sub-Account.......................        824,795         86,252,616
     MSF BlackRock Legacy Large Cap Growth Sub-Account...........        346,898          7,089,876
     MSF BlackRock Money Market Sub-Account......................      1,182,780        118,277,963
     MSF Davis Venture Value Sub-Account.........................      6,043,496        165,063,511
     MSF Jennison Growth Sub-Account.............................     10,658,154        123,604,950
     MSF Loomis Sayles Small Cap Growth Sub-Account..............      1,363,624         12,287,045
     MSF Met/Artisan Mid Cap Value Sub-Account...................        192,101         41,141,759
     MSF Met/Dimensional International Small Company
       Sub-Account...............................................        160,219          2,292,058
     MSF MetLife Mid Cap Stock Index Sub-Account.................        202,375          2,626,453
     MSF MetLife Stock Index Sub-Account.........................      1,086,905         32,118,598
     MSF MFS Total Return Sub-Account............................        728,932         96,581,889
     MSF MFS Value Sub-Account...................................      3,763,271         42,649,677
     MSF MSCI EAFE Index Sub-Account.............................        124,522          1,351,924
     MSF Neuberger Berman Genesis Sub-Account....................        120,643          1,640,120
     MSF Oppenheimer Global Equity Sub-Account...................      1,326,630         19,496,396
     MSF Russell 2000 Index Sub-Account..........................        154,037          1,989,995
     MSF T. Rowe Price Large Cap Growth Sub-Account..............      2,544,923         35,064,507
     MSF T. Rowe Price Small Cap Growth Sub-Account..............        596,081          8,001,189
     MSF Van Eck Global Natural Resources Sub-Account............        387,161          5,752,399
     MSF Western Asset Management Strategic Bond Opportunities
       Sub-Account...............................................        729,796          9,167,588
     MSF Western Asset Management U.S. Government
       Sub-Account...............................................        979,147         11,741,968
     PIMCO VIT High Yield Sub-Account............................      1,031,023          7,667,038
     PIMCO VIT Low Duration Sub-Account..........................      1,084,802         11,184,313
     Putnam VT Equity Income Sub-Account.........................      1,565,197         21,305,446
     Putnam VT Multi-Cap Growth Sub-Account......................         96,554          1,828,474
     Russell Aggressive Equity Sub-Account.......................        120,510          1,560,818
     Russell Core Bond Sub-Account...............................        808,987          8,304,213
     Russell Global Real Estate Securities Sub-Account...........         77,248          1,142,233
     Russell Multi-Style Equity Sub-Account......................        552,014          7,705,951
     Russell Non-U.S. Sub-Account................................        365,680          4,047,909

                                                                          FOR THE YEAR ENDED
                                                                           DECEMBER 31, 2012
                                                                   --------------------------------
                                                                       COST OF          PROCEEDS
                                                                    PURCHASES ($)    FROM SALES ($)
                                                                   --------------    --------------
     MIST Schroders Global Multi-Asset Sub-Account (b)...........       5,326,498            18,992
     MIST SSgA Growth and Income ETF Sub-Account.................      14,912,606        14,040,014
     MIST SSgA Growth ETF Sub-Account............................       6,739,400         7,909,022
     MIST T. Rowe Price Large Cap Value Sub-Account..............      24,206,068       118,988,292
     MIST T. Rowe Price Mid Cap Growth Sub-Account...............      14,205,948        13,052,981
     MIST Third Avenue Small Cap Value Sub-Account...............         850,998         9,705,901
     MIST Turner Mid Cap Growth Sub-Account......................       2,084,347         1,620,567
     MIST Van Kampen Comstock Sub-Account........................       3,779,840        13,502,644
     MSF Baillie Gifford International Stock Sub-Account.........         400,623           704,543
     MSF Barclays Capital Aggregate Bond Index Sub-Account.......       1,759,580         1,402,951
     MSF BlackRock Bond Income Sub-Account.......................       9,013,550         8,371,130
     MSF BlackRock Legacy Large Cap Growth Sub-Account...........         647,446         2,058,623
     MSF BlackRock Money Market Sub-Account......................      41,727,900        54,085,287
     MSF Davis Venture Value Sub-Account.........................       3,009,769        29,973,415
     MSF Jennison Growth Sub-Account.............................      92,770,540        14,261,898
     MSF Loomis Sayles Small Cap Growth Sub-Account..............         747,207         2,804,953
     MSF Met/Artisan Mid Cap Value Sub-Account...................         838,859         6,141,693
     MSF Met/Dimensional International Small Company
       Sub-Account...............................................         727,658           965,773
     MSF MetLife Mid Cap Stock Index Sub-Account.................       1,280,213           671,565
     MSF MetLife Stock Index Sub-Account.........................       6,601,253         8,656,840
     MSF MFS Total Return Sub-Account............................       5,736,716        10,298,797
     MSF MFS Value Sub-Account...................................       7,673,338         3,270,552
     MSF MSCI EAFE Index Sub-Account.............................       1,114,135           566,324
     MSF Neuberger Berman Genesis Sub-Account....................         115,839           325,139
     MSF Oppenheimer Global Equity Sub-Account...................       1,024,435         3,501,539
     MSF Russell 2000 Index Sub-Account..........................       1,350,977           868,567
     MSF T. Rowe Price Large Cap Growth Sub-Account..............       1,653,123         8,284,566
     MSF T. Rowe Price Small Cap Growth Sub-Account..............       1,769,103         2,236,866
     MSF Van Eck Global Natural Resources Sub-Account............       1,548,488           869,912
     MSF Western Asset Management Strategic Bond Opportunities
       Sub-Account...............................................       1,479,595         4,706,038
     MSF Western Asset Management U.S. Government
       Sub-Account...............................................       2,758,510         4,208,517
     PIMCO VIT High Yield Sub-Account............................       1,333,091         1,177,840
     PIMCO VIT Low Duration Sub-Account..........................       1,247,159         1,839,144
     Putnam VT Equity Income Sub-Account.........................         806,870         5,066,045
     Putnam VT Multi-Cap Growth Sub-Account......................         278,403           628,529
     Russell Aggressive Equity Sub-Account.......................          87,995           639,005
     Russell Core Bond Sub-Account...............................         677,352         2,341,673
     Russell Global Real Estate Securities Sub-Account...........         118,148           191,977
     Russell Multi-Style Equity Sub-Account......................         638,506         2,321,746
     Russell Non-U.S. Sub-Account................................         275,728           799,500

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.

This page is intentionally left blank.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                         AMERICAN FUNDS              AMERICAN FUNDS              AMERICAN FUNDS
                                          GLOBAL GROWTH        GLOBAL SMALL CAPITALIZATION           GROWTH
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012          2011          2012           2011         2012           2011
                                   ------------  ------------- ------------  ------------- ------------- -------------

Units beginning of year...........    3,568,963      3,003,389      874,335        629,226       675,749       592,460
Units issued and transferred
   from other funding options.....      319,060      1,017,213      121,630        351,801        85,109       174,670
Units redeemed and transferred to
   other funding options..........    (599,279)      (451,639)    (161,339)      (106,692)     (113,854)      (91,381)
                                   ------------  ------------- ------------  ------------- ------------- -------------
Units end of year.................    3,288,744      3,568,963      834,626        874,335       647,004       675,749
                                   ============  ============= ============  ============= ============= =============


                                       DWS II GOVERNMENT &           FIDELITY VIP                FIDELITY VIP
                                        AGENCY SECURITIES            EQUITY-INCOME           GROWTH OPPORTUNITIES
                                           SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
                                   -------------------------- --------------------------- ---------------------------
                                       2012          2011         2012          2011          2012          2011
                                   ------------  ------------ ------------  ------------- ------------  -------------

Units beginning of year...........       44,817        52,265      302,862        316,838        9,765         11,887
Units issued and transferred
   from other funding options.....          689         1,689       44,997         36,829          693            352
Units redeemed and transferred to
   other funding options..........      (7,303)       (9,137)     (50,949)       (50,805)        (447)        (2,474)
                                   ------------  ------------ ------------  ------------- ------------  -------------
Units end of year.................       38,203        44,817      296,910        302,862       10,011          9,765
                                   ============  ============ ============  ============= ============  =============

                                                                                            MIST ALLIANCE
                                                                                              BERNSTEIN
                                        FTVIPT TEMPLETON              INVESCO V.I.         GLOBAL DYNAMIC
                                       FOREIGN SECURITIES         INTERNATIONAL GROWTH       ALLOCATION
                                           SUB-ACCOUNT                 SUB-ACCOUNT           SUB-ACCOUNT
                                   --------------------------- --------------------------- --------------
                                        2012          2011         2012           2011        2012 (a)
                                   -------------  ------------ ------------  ------------- --------------

Units beginning of year...........     1,900,147     2,172,428      353,287        414,083            --
Units issued and transferred
   from other funding options.....       119,006       134,600       34,676         25,293     2,144,135
Units redeemed and transferred to
   other funding options..........     (271,220)     (406,881)     (70,961)       (86,089)      (89,970)
                                   -------------  ------------ ------------  ------------- --------------
Units end of year.................     1,747,933     1,900,147      317,002        353,287     2,054,165
                                   =============  ============ ============  ============= ==============




                                       MIST AMERICAN FUNDS         MIST AMERICAN FUNDS         MIST AMERICAN FUNDS
                                       BALANCED ALLOCATION                BOND                  GROWTH ALLOCATION
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012           2011          2012          2011         2012           2011
                                   ------------  ------------- -------------  ------------ ------------  -------------

Units beginning of year...........   23,015,262     23,898,755     1,642,766     1,767,528   23,752,669     24,332,553
Units issued and transferred
   from other funding options.....    1,759,837      2,957,770       367,655       439,931    2,024,404      3,143,414
Units redeemed and transferred to
   other funding options..........  (2,569,009)    (3,841,263)     (498,732)     (564,693)  (3,284,913)    (3,723,298)
                                   ------------  ------------- -------------  ------------ ------------  -------------
Units end of year.................   22,206,090     23,015,262     1,511,689     1,642,766   22,492,160     23,752,669
                                   ============  ============= =============  ============ ============  =============



                                                                                                                      MIST AQR
                                      MIST AMERICAN FUNDS         MIST AMERICAN FUNDS       MIST AMERICAN FUNDS      GLOBAL RISK
                                            GROWTH                   INTERNATIONAL          MODERATE ALLOCATION       BALANCED
                                          SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT          SUB-ACCOUNT
                                  --------------------------- -------------------------- -------------------------- ------------
                                       2012          2011         2012          2011         2012          2011       2012 (a)
                                  ------------- ------------- ------------  ------------ ------------  ------------ ------------

Units beginning of year..........     2,895,296     3,139,868    1,727,297     1,931,131   13,006,670    13,667,445           --
Units issued and transferred
   from other funding options....       461,619       660,750      232,386       421,325    1,081,668     1,776,967    1,506,320
Units redeemed and transferred to
   other funding options.........     (766,752)     (905,322)    (353,354)     (625,159)  (2,402,041)   (2,437,742)    (123,607)
                                  ------------- ------------- ------------  ------------ ------------  ------------ ------------
Units end of year................     2,590,163     2,895,296    1,606,329     1,727,297   11,686,297    13,006,670    1,382,713
                                  ============= ============= ============  ============ ============  ============ ============


                                      MIST
                                    BLACKROCK
                                     GLOBAL
                                    TACTICAL        MIST BLACKROCK              MIST BLACKROCK
                                   STRATEGIES         HIGH YIELD                LARGE CAP CORE
                                   SUB-ACCOUNT        SUB-ACCOUNT                 SUB-ACCOUNT
                                  ------------ -------------------------- --------------------------
                                    2012 (a)       2012          2011         2012          2011
                                  ------------ ------------  ------------ ------------  ------------

Units beginning of year..........           --      600,616       730,796      526,928       264,061
Units issued and transferred
   from other funding options....    4,501,859      392,473       342,849      207,037       360,380
Units redeemed and transferred to
   other funding options.........    (218,066)    (315,764)     (473,029)    (140,892)      (97,513)
                                  ------------ ------------  ------------ ------------  ------------
Units end of year................    4,283,793      677,325       600,616      593,073       526,928
                                  ============ ============  ============ ============  ============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:



                                       MIST CLARION GLOBAL             MIST DREMAN              MIST GOLDMAN SACHS
                                           REAL ESTATE               SMALL CAP VALUE               MID CAP VALUE
                                           SUB-ACCOUNT                 SUB-ACCOUNT                  SUB-ACCOUNT
                                   --------------------------- ---------------------------- ---------------------------
                                       2012          2011           2012          2011          2012           2011
                                   ------------  ------------- -------------  ------------- -------------  ------------

Units beginning of year...........    2,528,243      2,647,883       530,589        396,464     1,161,737     1,280,385
Units issued and transferred
   from other funding options.....      228,084        348,255        79,409        220,394       102,921       132,580
Units redeemed and transferred to
   other funding options..........    (405,592)      (467,895)      (94,138)       (86,269)     (214,716)     (251,228)
                                   ------------  ------------- -------------  ------------- -------------  ------------
Units end of year.................    2,350,735      2,528,243       515,860        530,589     1,049,942     1,161,737
                                   ============  ============= =============  ============= =============  ============


                                                               MIST INVESCO
                                       MIST HARRIS OAKMARK     BALANCED-RISK        MIST INVESCO
                                          INTERNATIONAL         ALLOCATION        SMALL CAP GROWTH
                                           SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                   --------------------------- ------------- ---------------------------
                                       2012           2011       2012 (b)        2012           2011
                                   -------------  ------------ ------------- -------------  ------------

Units beginning of year...........     3,341,029     3,663,046            --     3,190,859     3,675,683
Units issued and transferred
   from other funding options.....       262,480       417,674    18,571,445       270,127       654,515
Units redeemed and transferred to
   other funding options..........     (683,408)     (739,691)   (1,017,914)     (731,686)   (1,139,339)
                                   -------------  ------------ ------------- -------------  ------------
Units end of year.................     2,920,101     3,341,029    17,553,531     2,729,300     3,190,859
                                   =============  ============ ============= =============  ============

                                                                                                MIST
                                                                      MIST JENNISON           JPMORGAN
                                              MIST                      LARGE CAP           GLOBAL ACTIVE
                                           JANUS FORTY                   EQUITY              ALLOCATION
                                           SUB-ACCOUNT                 SUB-ACCOUNT           SUB-ACCOUNT
                                   --------------------------- --------------------------- --------------
                                        2012          2011         2012          2011         2012 (b)
                                   -------------  ------------ ------------  ------------- --------------

Units beginning of year...........         6,927         2,977      771,261      1,565,166            --
Units issued and transferred
   from other funding options.....        11,519         6,238    1,994,865      2,037,889     7,442,777
Units redeemed and transferred to
   other funding options..........       (3,097)       (2,288)  (2,387,324)    (2,831,794)     (439,560)
                                   -------------  ------------ ------------  ------------- --------------
Units end of year.................        15,349         6,927      378,802        771,261     7,003,217
                                   =============  ============ ============  ============= ==============




                                   MIST LEGG MASON CLEARBRIDGE     MIST LOOMIS SAYLES           MIST LORD ABBETT
                                        AGGRESSIVE GROWTH            GLOBAL MARKETS              BOND DEBENTURE
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012          2011           2012          2011         2012          2011
                                   ------------  ------------- -------------  ------------ ------------  -------------

Units beginning of year...........    9,600,857      8,476,052       962,736     1,177,416   10,339,658     11,836,616
Units issued and transferred
   from other funding options.....      542,344      3,503,081       327,748       356,503      574,738        797,628
Units redeemed and transferred to
   other funding options..........  (1,408,075)    (2,378,276)     (247,793)     (571,183)  (1,710,636)    (2,294,586)
                                   ------------  ------------- -------------  ------------ ------------  -------------
Units end of year.................    8,735,126      9,600,857     1,042,691       962,736    9,203,760     10,339,658
                                   ============  ============= =============  ============ ============  =============

                                                                                                    MIST MET/
                                                                        MIST MET/                   FRANKLIN
                                        MIST LORD ABBETT               EATON VANCE                LOW DURATION
                                          MID CAP VALUE               FLOATING RATE               TOTAL RETURN
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012          2011           2012          2011         2012         2011 (c)
                                   ------------  ------------- -------------  ------------ ------------- -------------

Units beginning of year...........    7,467,200      8,400,066       213,777        80,368     1,106,536            --
Units issued and transferred
   from other funding options.....      392,241        669,545       183,473       369,174     1,039,234     1,297,970
Units redeemed and transferred to
   other funding options..........  (1,286,206)    (1,602,411)      (79,498)     (235,765)     (379,208)     (191,434)
                                   ------------  ------------- -------------  ------------ ------------- -------------
Units end of year.................    6,573,235      7,467,200       317,752       213,777     1,766,562     1,106,536
                                   ============  ============= =============  ============ ============= =============




                                        MIST MET/FRANKLIN      MIST MET/FRANKLIN TEMPLETON     MIST MET/TEMPLETON
                                          MUTUAL SHARES             FOUNDING STRATEGY                GROWTH
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                       2012           2011         2012          2011           2012          2011
                                   ------------- ------------- ------------  ------------- -------------  ------------

Units beginning of year...........    12,673,692    10,810,938   16,846,859     17,030,051     2,608,275     1,376,347
Units issued and transferred
   from other funding options.....     1,388,200     3,571,571    1,476,882      2,590,402       199,747     1,621,584
Units redeemed and transferred to
   other funding options..........   (2,035,727)   (1,708,817)  (2,693,892)    (2,773,594)     (507,715)     (389,656)
                                   ------------- ------------- ------------  ------------- -------------  ------------
Units end of year.................    12,026,165    12,673,692   15,629,849     16,846,859     2,300,307     2,608,275
                                   ============= ============= ============  ============= =============  ============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                       MIST MET/TEMPLETON             MIST METLIFE         MIST METLIFE         MIST METLIFE
                                       INTERNATIONAL BOND          AGGRESSIVE STRATEGY     BALANCED PLUS      BALANCED STRATEGY
                                           SUB-ACCOUNT                 SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
                                   --------------------------- --------------------------- ------------- ---------------------------
                                       2012           2011         2012           2011       2012 (a)        2012          2011
                                   ------------- ------------- -------------  ------------ ------------- ------------  -------------

Units beginning of year...........       352,964       169,000    15,775,326    17,260,094           --   207,920,698    193,332,452
Units issued and transferred
   from other funding options.....       131,968       283,191     1,113,162     1,393,746    7,888,529    11,913,071     39,392,096
Units redeemed and transferred to
   other funding options..........      (84,729)      (99,227)   (2,351,129)   (2,878,514)    (238,039)  (22,821,957)   (24,803,850)
                                   ------------- ------------- -------------  ------------ ------------- ------------  -------------
Units end of year.................       400,203       352,964    14,537,359    15,775,326    7,650,490   197,011,812    207,920,698
                                   ============= ============= =============  ============ ============= ============  =============


                                          MIST METLIFE                MIST METLIFE
                                       DEFENSIVE STRATEGY            GROWTH STRATEGY
                                           SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- ---------------------------
                                       2012           2011          2012          2011
                                   ------------- ------------- -------------  ------------

Units beginning of year...........    33,539,911    31,892,038   127,969,483   137,947,035
Units issued and transferred
   from other funding options.....     7,120,599    11,652,684     6,103,544     8,204,094
Units redeemed and transferred to
   other funding options..........   (6,917,731)  (10,004,811)  (15,375,790)  (18,181,646)
                                   ------------- ------------- -------------  ------------
Units end of year.................    33,742,779    33,539,911   118,697,237   127,969,483
                                   ============= ============= =============  ============

                                          MIST METLIFE               MIST MFS EMERGING           MIST MFS RESEARCH
                                        MODERATE STRATEGY             MARKETS EQUITY               INTERNATIONAL
                                           SUB-ACCOUNT                  SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- ---------------------------- ---------------------------
                                       2012           2011          2012          2011           2012          2011
                                   ------------  ------------- -------------  ------------- -------------  ------------

Units beginning of year...........   74,398,177     69,016,105     5,082,239      5,557,697     9,028,217     9,354,056
Units issued and transferred
   from other funding options.....    6,335,212     16,882,016     1,002,767      2,051,806       898,552     1,167,189
Units redeemed and transferred to
   other funding options..........  (8,829,290)   (11,499,944)   (1,479,229)    (2,527,264)   (1,452,481)   (1,493,028)
                                   ------------  ------------- -------------  ------------- -------------  ------------
Units end of year.................   71,904,099     74,398,177     4,605,777      5,082,239     8,474,288     9,028,217
                                   ============  ============= =============  ============= =============  ============


                                            MIST MLA                MIST MORGAN STANLEY        MIST PIMCO INFLATION
                                             MID CAP                  MID CAP GROWTH              PROTECTED BOND
                                           SUB-ACCOUNT                  SUB-ACCOUNT                 SUB-ACCOUNT
                                   ---------------------------- --------------------------- ---------------------------
                                        2012          2011          2012           2011         2012           2011
                                   -------------  ------------- -------------  ------------ ------------- -------------

Units beginning of year...........     3,102,718      3,272,897     4,659,921     4,818,910     7,526,508     7,113,170
Units issued and transferred
   from other funding options.....       211,891        509,826       509,620       841,220     1,316,805     2,538,795
Units redeemed and transferred to
   other funding options..........     (550,417)      (680,005)     (741,429)   (1,000,209)   (1,394,331)   (2,125,457)
                                   -------------  ------------- -------------  ------------ ------------- -------------
Units end of year.................     2,764,192      3,102,718     4,428,112     4,659,921     7,448,982     7,526,508
                                   =============  ============= =============  ============ ============= =============


                                                                                                                        MIST PYRAMIS
                                                                                                  MIST PIONEER           GOVERNMENT
                                     MIST PIMCO TOTAL RETURN        MIST PIONEER FUND           STRATEGIC INCOME           INCOME
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT           SUB-ACCOUNT
                                   --------------------------- --------------------------- --------------------------- -------------
                                        2012          2011         2012           2011          2012          2011        2012 (a)
                                   -------------  ------------ ------------  ------------- -------------  ------------ -------------

Units beginning of year...........    32,853,798    30,861,530    5,949,995      6,459,343       610,107       420,179            --
Units issued and transferred
   from other funding options.....     4,286,074     9,242,799      291,925        545,923       245,815       326,403       654,849
Units redeemed and transferred to
   other funding options..........   (5,929,795)   (7,250,531)    (952,833)    (1,055,271)     (231,826)     (136,475)     (110,538)
                                   -------------  ------------ ------------  ------------- -------------  ------------ -------------
Units end of year.................    31,210,077    32,853,798    5,289,087      5,949,995       624,096       610,107       544,311
                                   =============  ============ ============  ============= =============  ============ =============


                                                                   MIST
                                                                 SCHRODERS
                                            MIST RCM              GLOBAL             MIST SSGA
                                           TECHNOLOGY           MULTI-ASSET    GROWTH AND INCOME ETF
                                           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
                                   --------------------------- ------------ ---------------------------
                                        2012          2011       2012 (b)       2012           2011
                                   -------------  ------------ ------------ ------------- -------------

Units beginning of year...........     1,779,726     2,029,711           --    12,724,330    10,621,952
Units issued and transferred
   from other funding options.....       956,104     1,211,495    5,092,961     1,241,580     3,557,899
Units redeemed and transferred to
   other funding options..........     (437,363)   (1,461,480)     (47,018)   (1,602,281)   (1,455,521)
                                   -------------  ------------ ------------ ------------- -------------
Units end of year.................     2,298,467     1,779,726    5,045,943    12,363,629    12,724,330
                                   =============  ============ ============ ============= =============

                                            MIST SSGA              MIST T. ROWE PRICE          MIST T. ROWE PRICE
                                           GROWTH ETF                LARGE CAP VALUE             MID CAP GROWTH
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012           2011         2012          2011
                                   -------------  ------------ ------------- ------------- ------------  -------------

Units beginning of year...........     4,414,150     4,136,142    12,522,601    14,134,367    6,972,220      8,396,880
Units issued and transferred
   from other funding options.....       449,411     1,068,402       579,092       973,904      757,865        715,727
Units redeemed and transferred to
   other funding options..........     (729,071)     (790,394)   (2,426,073)   (2,585,670)  (1,437,819)    (2,140,387)
                                   -------------  ------------ ------------- ------------- ------------  -------------
Units end of year.................     4,134,490     4,414,150    10,675,620    12,522,601    6,292,266      6,972,220
                                   =============  ============ ============= ============= ============  =============


                                        MIST THIRD AVENUE              MIST TURNER               MIST VAN KAMPEN
                                         SMALL CAP VALUE             MID CAP GROWTH                 COMSTOCK
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012           2011         2012          2011
                                   -------------  ------------ ------------- ------------- ------------  -------------

Units beginning of year...........     3,218,372     3,834,160       749,654       843,568    9,579,280      9,660,454
Units issued and transferred
   from other funding options.....       142,098       650,422        67,044       120,362      724,551      1,574,741
Units redeemed and transferred to
   other funding options..........     (615,801)   (1,266,210)     (138,426)     (214,276)  (1,598,355)    (1,655,915)
                                   -------------  ------------ ------------- ------------- ------------  -------------
Units end of year.................     2,744,669     3,218,372       678,272       749,654    8,705,476      9,579,280
                                   =============  ============ ============= ============= ============  =============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONTINUED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                       MSF BAILLIE GIFFORD        MSF BARCLAYS CAPITAL            MSF BLACKROCK
                                       INTERNATIONAL STOCK        AGGREGATE BOND INDEX             BOND INCOME
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011           2012          2011
                                   -------------  ------------ ------------  ------------- -------------  ------------

Units beginning of year...........       430,001       457,537      175,717        133,054     1,437,066     1,330,597
Units issued and transferred
   from other funding options.....        41,567        48,868      105,691         96,126       222,304       411,617
Units redeemed and transferred to
   other funding options..........      (64,061)      (76,404)     (88,553)       (53,463)     (245,507)     (305,148)
                                   -------------  ------------ ------------  ------------- -------------  ------------
Units end of year.................       407,507       430,001      192,855        175,717     1,413,863     1,437,066
                                   =============  ============ ============  ============= =============  ============


                                      MSF BLACKROCK LEGACY            MSF BLACKROCK                MSF DAVIS
                                        LARGE CAP GROWTH              MONEY MARKET               VENTURE VALUE
                                           SUB-ACCOUNT                 SUB-ACCOUNT                SUB-ACCOUNT
                                   --------------------------- -------------------------- ---------------------------
                                       2012           2011         2012          2011         2012           2011
                                   ------------- ------------- ------------  ------------ ------------- -------------

Units beginning of year...........     3,186,827     3,626,675   12,722,462    12,146,399    14,326,344    16,224,420
Units issued and transferred
   from other funding options.....       266,223       360,493    7,044,542    12,964,049       609,658     1,210,369
Units redeemed and transferred to
   other funding options..........     (688,208)     (800,341)  (8,095,275)  (12,387,986)   (2,328,013)   (3,108,445)
                                   ------------- ------------- ------------  ------------ ------------- -------------
Units end of year.................     2,764,842     3,186,827   11,671,729    12,722,462    12,607,989    14,326,344
                                   ============= ============= ============  ============ ============= =============


                                          MSF JENNISON              MSF LOOMIS SAYLES            MSF MET/ARTISAN
                                             GROWTH                 SMALL CAP GROWTH              MID CAP VALUE
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012           2011          2012          2011
                                   -------------  ------------ ------------  ------------- -------------  ------------

Units beginning of year...........     4,345,644     4,903,257    1,364,085      1,509,481     2,732,053     3,104,102
Units issued and transferred
   from other funding options.....     8,593,297       404,508      121,289        176,902       115,302       120,599
Units redeemed and transferred to
   other funding options..........   (1,603,428)     (962,121)    (277,697)      (322,298)     (447,504)     (492,648)
                                   -------------  ------------ ------------  ------------- -------------  ------------
Units end of year.................    11,335,513     4,345,644    1,207,677      1,364,085     2,399,851     2,732,053
                                   =============  ============ ============  ============= =============  ============


                                       MSF MET/DIMENSIONAL
                                          INTERNATIONAL                MSF METLIFE                 MSF METLIFE
                                          SMALL COMPANY            MID CAP STOCK INDEX             STOCK INDEX
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                   --------------------------- --------------------------- ---------------------------
                                        2012          2011         2012          2011           2012          2011
                                   -------------  ------------ ------------  ------------- -------------  ------------

Units beginning of year...........       165,015       128,511      128,329         59,087     2,855,765     2,900,545
Units issued and transferred
   from other funding options.....        36,030       122,187       70,540         99,920       554,780       524,546
Units redeemed and transferred to
   other funding options..........      (68,216)      (85,683)     (41,168)       (30,678)     (735,520)     (569,326)
                                   -------------  ------------ ------------  ------------- -------------  ------------
Units end of year.................       132,829       165,015      157,701        128,329     2,675,025     2,855,765
                                   =============  ============ ============  ============= =============  ============

                                                                       MSF MFS                   MSF MSCI
                                     MSF MFS TOTAL RETURN               VALUE                   EAFE INDEX
                                          SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
                                  -------------------------- -------------------------- --------------------------
                                      2012          2011         2012          2011         2012          2011
                                  ------------  ------------ ------------  ------------ ------------  ------------

Units beginning of year..........    3,108,333     3,364,172    2,696,793     1,862,563       69,134        52,435
Units issued and transferred
   from other funding options....      204,749       308,829      651,052     1,232,998       98,429        56,169
Units redeemed and transferred to
   other funding options.........    (430,221)     (564,668)    (439,534)     (398,768)     (52,151)      (39,470)
                                  ------------  ------------ ------------  ------------ ------------  ------------
Units end of year................    2,882,861     3,108,333    2,908,311     2,696,793      115,412        69,134
                                  ============  ============ ============  ============ ============  ============


                                         MSF NEUBERGER              MSF OPPENHEIMER
                                        BERMAN GENESIS               GLOBAL EQUITY          MSF RUSSELL 2000 INDEX
                                          SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                  --------------------------- --------------------------- ---------------------------
                                       2012          2011          2012          2011          2012          2011
                                  -------------  ------------ -------------  ------------ -------------  ------------

Units beginning of year..........        96,711       118,405     1,147,037     1,132,139        93,349        53,368
Units issued and transferred
   from other funding options....         9,111        13,862        99,122       251,611        84,112        89,593
Units redeemed and transferred to
   other funding options.........      (19,648)      (35,556)     (226,859)     (236,713)      (57,125)      (49,612)
                                  -------------  ------------ -------------  ------------ -------------  ------------
Units end of year................        86,174        96,711     1,019,300     1,147,037       120,336        93,349
                                  =============  ============ =============  ============ =============  ============


                                       MSF T. ROWE PRICE           MSF T. ROWE PRICE        MSF VAN ECK GLOBAL
                                       LARGE CAP GROWTH            SMALL CAP GROWTH          NATURAL RESOURCES
                                          SUB-ACCOUNT                 SUB-ACCOUNT               SUB-ACCOUNT
                                  --------------------------- -------------------------- --------------------------
                                      2012          2011          2012          2011         2012          2011
                                  ------------- ------------- ------------  ------------ ------------  ------------

Units beginning of year..........     3,161,388     3,645,167      554,041       606,868      286,505       117,778
Units issued and transferred
   from other funding options....       186,023       162,640       43,400        61,083      106,874       299,091
Units redeemed and transferred to
   other funding options.........     (567,209)     (646,419)    (109,569)     (113,910)     (79,960)     (130,364)
                                  ------------- ------------- ------------  ------------ ------------  ------------
Units end of year................     2,780,202     3,161,388      487,872       554,041      313,419       286,505
                                  ============= ============= ============  ============ ============  ============


                                           MSF WESTERN              MSF WESTERN ASSET
                                        ASSET MANAGEMENT               MANAGEMENT                   PIMCO VIT
                                  STRATEGIC BOND OPPORTUNITIES       U.S. GOVERNMENT               HIGH YIELD
                                           SUB-ACCOUNT                 SUB-ACCOUNT                 SUB-ACCOUNT
                                  ---------------------------- --------------------------- --------------------------
                                        2012          2011          2012         2011          2012          2011
                                    ------------  ------------ ------------- ------------- ------------  ------------

Units beginning of year..........        469,062       224,535       773,166       770,956      440,506       775,054
Units issued and transferred
   from other funding options....         44,944       295,115       167,277       300,367       60,216        67,873
Units redeemed and transferred to
   other funding options.........      (164,427)      (50,588)     (250,442)     (298,157)     (69,610)     (402,421)
                                    ------------  ------------ ------------- ------------- ------------  ------------
Units end of year................        349,579       469,062       690,001       773,166      431,112       440,506
                                    ============  ============ ============= ============= ============  ============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7. SCHEDULES OF UNITS -- (CONCLUDED)
   FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011:


                                          PIMCO VIT                  PUTNAM VT                   PUTNAM VT
                                        LOW DURATION               EQUITY INCOME             MULTI-CAP GROWTH
                                         SUB-ACCOUNT                SUB-ACCOUNT                 SUB-ACCOUNT
                                  -------------------------- -------------------------- ---------------------------
                                      2012          2011         2012          2011          2012          2011
                                  ------------  ------------ ------------  ------------ -------------  ------------

Units beginning of year..........      803,010       881,366    1,542,735     1,782,492       176,234       187,842
Units issued and transferred
   from other funding options....       81,006       269,937       27,151        27,927        22,272        35,116
Units redeemed and transferred to
   other funding options.........    (122,220)     (348,293)    (284,760)     (267,684)      (46,294)      (46,724)
                                  ------------  ------------ ------------  ------------ -------------  ------------
Units end of year................      761,796       803,010    1,285,126     1,542,735       152,212       176,234
                                  ============  ============ ============  ============ =============  ============


                                           RUSSELL                    RUSSELL                      RUSSELL
                                      AGGRESSIVE EQUITY              CORE BOND          GLOBAL REAL ESTATE SECURITIES
                                         SUB-ACCOUNT                SUB-ACCOUNT                  SUB-ACCOUNT
                                  -------------------------- -------------------------- -----------------------------
                                      2012          2011         2012          2011           2012          2011
                                  ------------  ------------ ------------  ------------   ------------  ------------

Units beginning of year..........      142,278       184,010      550,331       649,949         41,404        48,366
Units issued and transferred
   from other funding options....        5,438        12,807       14,667        28,380          2,244         3,303
Units redeemed and transferred to
   other funding options.........     (42,760)      (54,539)    (117,806)     (127,998)        (6,173)      (10,265)
                                  ------------  ------------ ------------  ------------   ------------  ------------
Units end of year................      104,956       142,278      447,192       550,331         37,475        41,404
                                  ============  ============ ============  ============   ============  ============

                                           RUSSELL                     RUSSELL
                                     MULTI-STYLE EQUITY               NON-U.S.
                                         SUB-ACCOUNT                 SUB-ACCOUNT
                                  -------------------------- ---------------------------
                                      2012          2011         2012           2011
                                  ------------  ------------ -------------  ------------

Units beginning of year..........      727,966       915,101       291,607       356,011
Units issued and transferred
   from other funding options....       41,207        46,977        19,250        21,935
Units redeemed and transferred to
   other funding options.........    (164,514)     (234,112)      (57,585)      (86,339)
                                  ------------  ------------ -------------  ------------
Units end of year................      604,659       727,966       253,272       291,607
                                  ============  ============ =============  ============

(a) For the period January 3, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period May 2, 2011 to December 31, 2011.

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Sub-Accounts. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund or portfolio, for the respective stated periods in the five years ended December 31, 2012:

                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  American Funds Global                  2012      3,288,744       27.66 - 33.12        106,822,886
     Growth Sub-Account                  2011      3,568,963       23.00 - 27.23         95,488,976
                                         2010      3,003,389       25.73 - 30.11         88,905,025
                                         2009      2,316,571       23.47 - 27.15         61,956,827
                                         2008      1,196,083       16.81 - 19.22         22,597,668

  American Funds Global Small            2012        834,626       26.85 - 31.78         25,978,567
     Capitalization Sub-Account          2011        874,335       23.15 - 27.10         23,246,445
     (Commenced 4/28/2008)               2010        629,226       29.19 - 33.77         20,866,196
                                         2009        467,145       24.30 - 27.79         12,780,124
                                         2008        185,100       15.77 - 17.36          3,175,883

  American Funds Growth                  2012        647,004     149.07 - 207.87        129,432,083
     Sub-Account                         2011        675,749     128.88 - 177.66        115,994,216
     (Commenced 4/28/2008)               2010        592,460     137.22 - 186.99        107,174,849
                                         2009        464,628     117.84 - 158.75         71,786,632
                                         2008        128,846      89.43 - 114.72         14,403,456

  DWS II Government & Agency             2012         38,203       17.38 - 18.21            693,006
     Securities Sub-Account              2011         44,817       17.19 - 17.95            801,100
                                         2010         52,265       16.29 - 16.94            880,629
                                         2009         57,534       15.56 - 16.11            922,516
                                         2008         65,564       14.65 - 15.11            986,993

  Fidelity VIP Equity-Income             2012        296,910       14.08 - 61.99          5,082,102
     Sub-Account                         2011        302,862       12.25 - 53.66          4,481,906
                                         2010        316,838       12.39 - 54.00          4,614,949
                                         2009        373,302       10.98 - 47.61          4,805,353
                                         2008        405,578        8.61 - 37.13          3,979,860

  Fidelity VIP Growth                    2012         10,011       10.92 - 10.98            109,300
     Opportunities Sub-Account           2011          9,765         9.26 - 9.31             90,395
                                         2010         11,887         9.18 - 9.23            109,119
                                         2009         19,375         7.52 - 7.56            145,775
                                         2008         21,872         5.23 - 5.26            114,407

  FTVIPT Templeton Foreign               2012      1,747,933       13.46 - 34.33         28,052,934
     Securities Sub-Account              2011      1,900,147       11.59 - 29.42         26,237,200
                                         2010      2,172,428       13.20 - 33.35         33,779,312
                                         2009      2,349,812       12.40 - 31.17         34,089,823
                                         2008      2,562,516        9.21 - 23.04         27,442,793

  Invesco V.I. International             2012        317,002       12.49 - 27.37          6,259,165
     Growth Sub-Account                  2011        353,287       10.90 - 24.06          6,118,917
                                         2010        414,083       11.79 - 26.20          7,768,778
                                         2009        461,755       10.54 - 23.57          7,800,513
                                         2008        522,812        7.86 - 17.70          6,611,909

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   -----------------  ------------------
  American Funds Global                  2012        0.89         0.75 - 1.90          20.24 - 21.64
     Growth Sub-Account                  2011        1.41         0.75 - 1.90       (10.60) - (9.56)
                                         2010        1.61         0.75 - 1.90           9.64 - 10.91
                                         2009        1.69         0.75 - 1.90          39.62 - 41.24
                                         2008        3.06         0.75 - 1.90      (39.53) - (38.85)

  American Funds Global Small            2012        1.34         0.75 - 1.90          15.94 - 17.29
     Capitalization Sub-Account          2011        1.32         0.75 - 1.90      (20.66) - (19.75)
     (Commenced 4/28/2008)               2010        1.78         0.75 - 1.90          20.11 - 21.50
                                         2009        0.36         0.75 - 1.90          58.26 - 60.09
                                         2008          --         0.75 - 1.65      (49.46) - (49.15)

  American Funds Growth                  2012        0.79         0.75 - 1.90          15.66 - 17.01
     Sub-Account                         2011        0.64         0.75 - 1.90        (6.08) - (4.99)
     (Commenced 4/28/2008)               2010        0.78         0.75 - 1.90          16.45 - 17.79
                                         2009        0.83         0.75 - 1.90          36.79 - 38.37
                                         2008        2.28         0.75 - 1.75      (42.31) - (41.92)

  DWS II Government & Agency             2012        3.93         1.40 - 1.80            1.08 - 1.49
     Securities Sub-Account              2011        4.42         1.40 - 1.80            5.55 - 5.97
                                         2010        4.83         1.40 - 1.80            4.71 - 5.13
                                         2009        4.59         1.40 - 1.80            6.16 - 6.58
                                         2008        4.67         1.40 - 1.80            3.02 - 3.42

  Fidelity VIP Equity-Income             2012        2.95         1.30 - 1.90          14.84 - 15.67
     Sub-Account                         2011        2.34         1.30 - 1.90        (1.24) - (0.42)
                                         2010        1.56         1.30 - 1.90          12.75 - 13.55
                                         2009        2.05         1.30 - 1.90          27.44 - 28.40
                                         2008        2.07         1.30 - 1.90      (43.80) - (43.56)

  Fidelity VIP Growth                    2012        0.41                1.40                  17.94
     Opportunities Sub-Account           2011        0.16                1.40                   0.88
                                         2010        0.17                1.40          22.01 - 22.02
                                         2009        0.45                1.40          43.83 - 43.84
                                         2008        0.46                1.40      (55.65) - (55.64)

  FTVIPT Templeton Foreign               2012        3.07         0.85 - 1.90          16.00 - 17.59
     Securities Sub-Account              2011        1.77         0.85 - 1.90      (12.32) - (11.20)
                                         2010        1.93         0.85 - 1.90            6.37 - 7.76
                                         2009        3.41         0.85 - 1.90          34.47 - 36.18
                                         2008        2.43         0.85 - 1.90      (41.45) - (41.15)

  Invesco V.I. International             2012        1.34         0.85 - 1.90          13.07 - 14.55
     Growth Sub-Account                  2011        1.38         0.85 - 1.90        (8.74) - (7.53)
                                         2010        1.97         0.85 - 1.90          10.49 - 11.91
                                         2009        1.43         0.85 - 1.90          32.37 - 34.11
                                         2008        0.45         0.85 - 1.90      (41.29) - (40.86)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ---------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------   -----------------   ---------------
  MIST AllianceBernstein Global          2012      2,054,165       10.44 - 10.68        21,873,079
     Dynamic Allocation
     Sub-Account
     (Commenced 1/3/2012)

  MIST American Funds                    2012     22,206,090       10.27 - 10.74       235,164,571
     Balanced Allocation                 2011     23,015,262         9.25 - 9.58       218,152,622
     Sub-Account                         2010     23,898,755         9.67 - 9.92       235,131,655
     (Commenced 4/28/2008)               2009     22,597,437         8.81 - 8.96       201,424,344
                                         2008     11,983,365         6.97 - 7.02        83,902,184

  MIST American Funds Bond               2012      1,511,689       10.74 - 11.23        16,737,665
     Sub-Account                         2011      1,642,766       10.47 - 10.84        17,623,360
     (Commenced 4/28/2008)               2010      1,767,528       10.12 - 10.38        18,209,023
                                         2009      1,763,742         9.76 - 9.92        17,394,037
                                         2008        592,698         8.90 - 8.96         5,299,000

  MIST American Funds Growth             2012     22,492,160        9.68 - 10.17       225,771,481
     Allocation Sub-Account              2011     23,752,669         8.53 - 8.87       208,535,138
     (Commenced 4/28/2008)               2010     24,332,553         9.17 - 9.43       227,823,049
                                         2009     23,471,136         8.29 - 8.42       196,705,615
                                         2008     14,440,596         6.32 - 6.36        91,710,588

  MIST American Funds Growth             2012      2,590,163        9.59 - 10.07        25,736,857
     Sub-Account                         2011      2,895,296         8.39 - 8.69        24,917,298
     (Commenced 4/28/2008)               2010      3,139,868         9.00 - 9.23        28,767,917
                                         2009      3,506,399         7.78 - 7.90        27,597,870
                                         2008      1,497,798         5.73 - 5.76         8,616,099

  MIST American Funds                    2012      1,606,329         8.40 - 8.82        13,994,443
     International Sub-Account           2011      1,727,297         7.32 - 7.61        13,014,763
     (Commenced 4/28/2008)               2010      1,931,131         8.75 - 9.00        17,238,298
                                         2009      1,794,269         8.40 - 8.53        15,224,548
                                         2008        935,627         6.02 - 6.06         5,658,082

  MIST American Funds Moderate           2012     11,686,297       10.54 - 11.00       126,809,368
     Allocation Sub-Account              2011     13,006,670        9.72 - 10.05       129,356,533
     (Commenced 4/28/2008)               2010     13,667,445        9.92 - 10.16       137,833,796
                                         2009     13,452,576         9.23 - 9.37       125,390,131
                                         2008      6,585,179         7.64 - 7.69        50,537,984

  MIST AQR Global Risk                   2012      1,382,713       11.40 - 11.69        16,016,430
     Balanced Sub-Account
     (Commenced 1/3/2012)

  MIST BlackRock Global                  2012      4,283,793       10.18 - 10.41        44,438,080
     Tactical Strategies
     Sub-Account
     (Commenced 1/3/2012)

  MIST BlackRock High Yield              2012        677,325       21.13 - 26.78        16,244,048
     Sub-Account                         2011        600,616       18.54 - 23.15        12,434,639
     (Commenced 4/28/2008)               2010        730,796       18.51 - 22.79        14,888,941
                                         2009        517,570       16.35 - 19.84         9,210,269
                                         2008         58,901       11.75 - 12.73           717,110

                                                          FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                                INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                   INCOME           LOWEST TO           LOWEST TO
                                                  RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               --------------  -----------------   -----------------
  MIST AllianceBernstein Global          2012        0.06         0.75 - 2.10            2.93 - 9.26
     Dynamic Allocation
     Sub-Account
     (Commenced 1/3/2012)

  MIST American Funds                    2012        1.69         1.30 - 2.25          10.99 - 12.06
     Balanced Allocation                 2011        1.29         1.30 - 2.25        (4.29) - (3.40)
     Sub-Account                         2010        1.15         1.30 - 2.25           9.67 - 10.72
     (Commenced 4/28/2008)               2009          --         1.30 - 2.25          26.44 - 27.65
                                         2008        6.73         1.30 - 2.20      (30.35) - (29.86)

  MIST American Funds Bond               2012        2.52         1.30 - 2.25            2.57 - 3.55
     Sub-Account                         2011        2.22         1.30 - 2.25            3.44 - 4.42
     (Commenced 4/28/2008)               2010        1.91         1.30 - 2.25            3.74 - 4.73
                                         2009          --         1.30 - 2.25           9.63 - 10.67
                                         2008        9.75         1.30 - 2.20      (11.33) - (10.74)

  MIST American Funds Growth             2012        1.21         1.30 - 2.35          13.45 - 14.65
     Allocation Sub-Account              2011        1.11         1.30 - 2.35        (6.95) - (5.96)
     (Commenced 4/28/2008)               2010        0.88         1.30 - 2.35          10.86 - 12.02
                                         2009          --         1.30 - 2.20          31.11 - 32.31
                                         2008        7.03         1.30 - 2.20      (36.78) - (36.39)

  MIST American Funds Growth             2012        0.32         1.30 - 2.35          14.67 - 15.89
     Sub-Account                         2011        0.36         1.30 - 2.25        (6.71) - (5.83)
     (Commenced 4/28/2008)               2010        0.24         1.30 - 2.25          15.69 - 16.79
                                         2009          --         1.30 - 2.25          35.80 - 37.09
                                         2008        6.86         1.30 - 2.15      (42.63) - (42.33)

  MIST American Funds                    2012        1.54         1.30 - 2.35          14.70 - 15.92
     International Sub-Account           2011        1.50         1.30 - 2.35      (16.27) - (15.38)
     (Commenced 4/28/2008)               2010        0.83         1.30 - 2.35            4.42 - 5.51
                                         2009          --         1.30 - 2.20          39.44 - 40.72
                                         2008       11.67         1.30 - 2.15      (40.33) - (39.93)

  MIST American Funds Moderate           2012        2.05         1.30 - 2.20            8.42 - 9.40
     Allocation Sub-Account              2011        1.58         1.30 - 2.20        (1.99) - (1.10)
     (Commenced 4/28/2008)               2010        1.57         1.30 - 2.20            7.52 - 8.50
                                         2009          --         1.30 - 2.20          20.71 - 21.79
                                         2008        7.53         1.30 - 2.20      (23.73) - (23.24)

  MIST AQR Global Risk                   2012        0.01         0.75 - 2.20            3.10 - 9.73
     Balanced Sub-Account
     (Commenced 1/3/2012)

  MIST BlackRock Global                  2012          --         0.75 - 2.10            2.75 - 8.32
     Tactical Strategies
     Sub-Account
     (Commenced 1/3/2012)

  MIST BlackRock High Yield              2012        6.62         0.75 - 2.20          13.99 - 15.67
     Sub-Account                         2011        6.61         0.75 - 2.20            0.12 - 1.58
     (Commenced 4/28/2008)               2010        3.63         0.75 - 2.20          13.26 - 14.91
                                         2009        4.10         0.75 - 2.20          29.21 - 44.75
                                         2008          --         1.30 - 1.95      (25.48) - (25.16)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ---------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------   -----------------   ---------------
  MIST BlackRock Large Cap               2012        593,073        9.63 - 11.41         6,609,137
     Core Sub-Account                    2011        526,928        8.66 - 10.15         5,254,597
     (Commenced 5/4/2009)                2010        264,061        8.81 - 10.21         2,642,554
                                         2009         85,136         7.99 - 9.15           768,673

  MIST Clarion Global Real Estate        2012      2,350,735       15.19 - 24.49        39,516,123
     Sub-Account                         2011      2,528,243       12.34 - 19.66        34,277,327
                                         2010      2,647,883       13.39 - 21.05        38,697,331
                                         2009      2,963,807       11.80 - 18.36        37,898,569
                                         2008      3,017,825        8.97 - 13.78        29,173,555

  MIST Dreman Small Cap Value            2012        515,860       14.22 - 15.53         7,917,855
     Sub-Account                         2011        530,589       12.57 - 13.57         7,126,054
     (Commenced 4/28/2008)               2010        396,464       14.29 - 15.25         5,987,971
                                         2009        296,874       12.21 - 12.89         3,801,580
                                         2008         79,596        9.75 - 10.08           798,756

  MIST Goldman Sachs Mid Cap             2012      1,049,942       15.38 - 16.85        17,068,463
     Value Sub-Account                   2011      1,161,737       13.34 - 14.45        16,271,354
                                         2010      1,280,385       14.57 - 15.63        19,465,973
                                         2009      1,482,733       12.01 - 12.74        18,467,822
                                         2008      1,740,044         9.29 - 9.76        16,667,850

  MIST Harris Oakmark                    2012      2,920,101       19.54 - 21.71        60,795,216
     International Sub-Account           2011      3,341,029       15.46 - 17.02        54,661,488
                                         2010      3,663,046       18.45 - 20.10        71,132,973
                                         2009      4,066,421       16.20 - 17.50        69,004,535
                                         2008      4,450,252       10.69 - 11.43        49,536,167

  MIST Invesco Balanced-Risk             2012     17,553,531         1.04 - 1.05        18,405,844
     Allocation Sub-Account
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                 2012      2,729,300       10.50 - 18.26        46,464,081
     Growth Sub-Account                  2011      3,190,859        8.98 - 15.65        46,716,193
                                         2010      3,675,683        9.19 - 16.03        55,371,461
                                         2009      4,320,755        7.37 - 12.87        52,644,910
                                         2008      4,467,675         5.57 - 9.74        41,224,858

  MIST Janus Forty Sub-Account           2012         15,349     133.85 - 176.62         2,480,585
     (Commenced 5/3/2010)                2011          6,927     120.34 - 146.05           924,910
                                         2010          2,977     128.95 - 160.04           438,631

  MIST Jennison Large Cap Equity         2012        378,802         8.01 - 8.39         3,130,746
     Sub-Account                         2011        771,261         7.27 - 7.54         5,731,316
                                         2010      1,565,166         7.72 - 7.95        12,401,428
                                         2009        723,558         6.82 - 6.98         5,008,659
                                         2008        786,871         5.67 - 5.74         4,494,341

  MIST JPMorgan Global Active            2012      7,003,217         1.04 - 1.05         7,371,189
     Allocation Sub-Account
     (Commenced 4/30/2012)

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   ----------------   ------------------
  MIST BlackRock Large Cap               2012       0.95          0.75 - 1.90          11.18 - 12.47
     Core Sub-Account                    2011       0.81          0.75 - 1.90        (1.71) - (0.58)
     (Commenced 5/4/2009)                2010       0.86          0.75 - 1.90          10.25 - 11.53
                                         2009         --          0.75 - 1.90          22.54 - 23.49

  MIST Clarion Global Real Estate        2012       2.07          0.75 - 2.35          23.05 - 25.04
     Sub-Account                         2011       3.90          0.75 - 2.35        (7.78) - (6.29)
                                         2010       8.38          0.75 - 2.35          13.41 - 15.23
                                         2009       3.27          0.75 - 2.35          31.61 - 33.73
                                         2008       1.77          0.75 - 2.35      (43.01) - (42.37)

  MIST Dreman Small Cap Value            2012       0.64          0.75 - 1.90          13.18 - 14.49
     Sub-Account                         2011       1.47          0.75 - 1.90      (12.05) - (11.03)
     (Commenced 4/28/2008)               2010       0.69          0.75 - 1.90          17.01 - 18.35
                                         2009       0.66          0.75 - 1.90          26.34 - 27.81
                                         2008         --          0.75 - 1.65      (26.01) - (24.31)

  MIST Goldman Sachs Mid Cap             2012       0.60          1.30 - 2.35          15.36 - 16.58
     Value Sub-Account                   2011       0.50          1.30 - 2.35        (8.46) - (7.50)
                                         2010       1.02          1.30 - 2.35          21.35 - 22.63
                                         2009       1.23          1.30 - 2.35          29.24 - 30.59
                                         2008       0.79          1.30 - 2.35      (37.57) - (36.91)

  MIST Harris Oakmark                    2012       1.64          1.30 - 2.35          26.24 - 27.58
     International Sub-Account           2011         --          1.30 - 2.35      (16.24) - (15.36)
                                         2010       1.96          1.30 - 2.35          13.71 - 14.91
                                         2009       8.00          1.30 - 2.35          51.46 - 53.06
                                         2008       1.65          1.30 - 2.35      (42.18) - (41.65)

  MIST Invesco Balanced-Risk             2012       0.57          0.75 - 2.20            3.13 - 4.14
     Allocation Sub-Account
     (Commenced 4/30/2012)

  MIST Invesco Small Cap                 2012         --          1.30 - 2.35          15.47 - 16.85
     Growth Sub-Account                  2011         --          1.30 - 2.35        (3.37) - (2.22)
                                         2010         --          1.30 - 2.35          23.26 - 24.72
                                         2009         --          1.30 - 2.35          30.70 - 32.33
                                         2008         --          1.30 - 2.35      (39.54) - (39.46)

  MIST Janus Forty Sub-Account           2012       0.18          1.30 - 2.20          19.84 - 20.93
     (Commenced 5/3/2010)                2011       1.56          1.30 - 1.95        (9.33) - (8.74)
                                         2010         --          1.30 - 2.05            3.41 - 3.94

  MIST Jennison Large Cap Equity         2012       0.28          1.30 - 2.20          10.21 - 11.21
     Sub-Account                         2011       0.42          1.30 - 2.20        (5.93) - (5.08)
                                         2010       0.39          1.30 - 2.20          12.87 - 13.90
                                         2009       0.90          1.30 - 2.35          20.41 - 21.65
                                         2008         --          1.30 - 2.35      (43.13) - (42.48)

  MIST JPMorgan Global Active            2012       0.64          0.75 - 2.20            3.12 - 4.13
     Allocation Sub-Account
     (Commenced 4/30/2012)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                               AS OF DECEMBER 31
                                               ---------------------------------------------------
                                                                  UNIT VALUE
                                                                   LOWEST TO             NET
                                                    UNITS         HIGHEST ($)        ASSETS ($)
                                               -------------   -----------------   ---------------
  MIST Legg Mason ClearBridge            2012      8,735,126        7.52 - 12.63        79,321,095
     Aggressive Growth                   2011      9,600,857        6.43 - 10.78        74,857,416
     Sub-Account                         2010      8,476,052        6.97 - 10.56        65,664,571
                                         2009      9,606,073         5.76 - 8.63        61,074,016
                                         2008     10,488,614         4.43 - 6.56        50,957,029

  MIST Loomis Sayles Global              2012      1,042,691       13.71 - 14.71        14,977,462
     Markets Sub-Account                 2011        962,736       12.01 - 12.74        12,022,681
                                         2010      1,177,416       12.48 - 13.10        15,232,698
                                         2009        899,578       10.47 - 10.88         9,662,261
                                         2008        825,508         7.61 - 7.83         6,398,758

  MIST Lord Abbett Bond                  2012      9,203,760       19.43 - 29.66       252,466,645
     Debenture Sub-Account               2011     10,339,658       19.01 - 26.46       254,363,555
                                         2010     11,836,616       16.94 - 25.52       281,708,830
                                         2009     13,193,447       15.20 - 22.76       280,934,170
                                         2008     14,022,797       11.27 - 16.77       220,576,786

  MIST Lord Abbett Mid Cap               2012      6,573,235       24.34 - 30.42       187,671,582
     Value Sub-Account                   2011      7,467,200       21.85 - 26.72       188,118,964
                                         2010      8,400,066       23.50 - 27.96       221,952,624
                                         2009      9,382,903       19.10 - 22.44       199,636,901
                                         2008      9,920,843       15.59 - 17.87       168,788,065

  MIST Met/Eaton Vance                   2012        317,752       10.61 - 10.91         3,433,894
     Floating Rate Sub-Account           2011        213,777       10.15 - 10.30         2,191,750
     (Commenced 5/3/2010)                2010         80,368       10.17 - 10.23           819,953

  MIST Met/Franklin Low                  2012      1,766,562        9.92 - 10.16        17,845,860
     Duration Total Return               2011      1,106,536         9.72 - 9.81        10,825,502
     Sub-Account
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual               2012     12,026,165        9.42 - 10.11       120,315,232
     Shares Sub-Account                  2011     12,673,692         8.46 - 8.94       112,391,750
     (Commenced 4/28/2008)               2010     10,810,938         8.70 - 9.06        97,287,113
                                         2009      7,563,677         8.01 - 8.22        61,898,072
                                         2008      1,891,505         6.57 - 6.63        12,517,180

  MIST Met/Franklin Templeton            2012     15,629,849       10.34 - 11.06       170,080,240
     Founding Strategy                   2011     16,846,859         9.10 - 9.60       159,648,015
     Sub-Account                         2010     17,030,051         9.47 - 9.85       166,052,572
     (Commenced 4/28/2008)               2009     15,445,257         8.80 - 9.02       138,383,715
                                         2008      7,133,612         6.99 - 7.07        50,236,249

  MIST Met/Templeton Growth              2012      2,300,307        9.86 - 19.04        23,969,317
     Sub-Account                         2011      2,608,275        8.22 - 15.77        22,462,217
     (Commenced 4/28/2008)               2010      1,376,347         9.00 - 9.28        12,725,815
                                         2009      1,004,927         8.52 - 8.69         8,707,599
                                         2008        355,286         6.56 - 6.60         2,341,967

  MIST Met/Templeton                     2012        400,203       13.32 - 13.84         5,481,320
     International Bond                  2011        352,964       11.86 - 12.20         4,276,366
     Sub-Account                         2010        169,000       12.12 - 12.33         2,069,263
     (Commenced 5/4/2009)                2009         18,597       10.88 - 10.90           202,561

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                                INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                   INCOME          LOWEST TO           LOWEST TO
                                                  RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                               --------------  ----------------   ------------------
  MIST Legg Mason ClearBridge            2012        0.04         0.75 - 2.35          15.74 - 17.62
     Aggressive Growth                   2011        0.01         0.75 - 2.35          (3.63) - 2.12
     Sub-Account                         2010        0.01         1.30 - 2.35          20.92 - 22.32
                                         2009        0.02         1.30 - 2.35          29.87 - 31.60
                                         2008          --         1.30 - 2.35      (40.46) - (39.82)

  MIST Loomis Sayles Global              2012        2.34         1.30 - 2.35          14.20 - 15.41
     Markets Sub-Account                 2011        2.49         1.30 - 2.35        (3.77) - (2.75)
                                         2010        3.24         1.30 - 2.35          19.18 - 20.43
                                         2009        2.06         1.30 - 2.35          37.54 - 39.00
                                         2008        4.84         1.30 - 2.35      (40.69) - (40.05)

  MIST Lord Abbett Bond                  2012        7.24         0.75 - 2.35          10.31 - 12.23
     Debenture Sub-Account               2011        6.07         0.75 - 2.35            2.04 - 3.94
                                         2010        6.32         0.75 - 2.35          10.34 - 12.22
                                         2009        7.43         0.75 - 2.35          33.60 - 35.96
                                         2008        4.34         0.75 - 2.35      (19.73) - (19.18)

  MIST Lord Abbett Mid Cap               2012        0.47         0.75 - 2.20          12.19 - 14.02
     Value Sub-Account                   2011        0.57         0.75 - 2.15        (5.75) - (4.28)
                                         2010        0.64         0.75 - 2.05          22.98 - 24.78
                                         2009        2.21         0.75 - 2.05          23.96 - 25.79
                                         2008        0.62         0.75 - 1.95      (40.27) - (39.22)

  MIST Met/Eaton Vance                   2012        3.04         1.30 - 2.35            4.83 - 5.94
     Floating Rate Sub-Account           2011        2.21         1.30 - 2.20          (0.16) - 0.69
     (Commenced 5/3/2010)                2010          --         1.30 - 2.15            1.71 - 2.30

  MIST Met/Franklin Low                  2012        1.86         0.75 - 2.20            2.11 - 3.61
     Duration Total Return               2011          --         0.75 - 2.05        (2.63) - (1.79)
     Sub-Account
     (Commenced 5/2/2011)

  MIST Met/Franklin Mutual               2012        0.57         0.75 - 2.25          11.37 - 13.06
     Shares Sub-Account                  2011        2.77         0.75 - 2.25        (2.75) - (1.28)
     (Commenced 4/28/2008)               2010          --         0.75 - 2.25           8.55 - 10.18
                                         2009          --         0.75 - 2.25          22.10 - 23.95
                                         2008        6.17         0.75 - 2.05      (34.29) - (33.69)

  MIST Met/Franklin Templeton            2012        4.01         0.75 - 2.20          13.58 - 15.25
     Founding Strategy                   2011        1.71         0.75 - 2.20        (3.90) - (2.49)
     Sub-Account                         2010          --         0.75 - 2.20            7.66 - 9.22
     (Commenced 4/28/2008)               2009          --         0.75 - 2.20          25.75 - 27.60
                                         2008        3.69         0.75 - 2.20      (30.08) - (29.29)

  MIST Met/Templeton Growth              2012        1.62         0.75 - 1.90          19.90 - 21.45
     Sub-Account                         2011        0.86         0.75 - 1.90        (8.65) - (7.38)
     (Commenced 4/28/2008)               2010        1.07         0.75 - 1.90            5.63 - 6.85
                                         2009        0.02         0.75 - 1.90          30.12 - 31.63
                                         2008        1.00         0.75 - 1.65      (34.39) - (33.99)

  MIST Met/Templeton                     2012        9.65         0.75 - 1.80          12.24 - 13.43
     International Bond                  2011        6.06         0.75 - 1.80        (2.10) - (1.07)
     Sub-Account                         2010        0.37         0.75 - 1.80           4.20 - 12.08
     (Commenced 5/4/2009)                2009          --         1.30 - 1.60            8.80 - 9.00

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  MIST MetLife Aggressive                2012     14,537,359       10.46 - 13.09        178,338,412
     Strategy Sub-Account                2011     15,775,326        9.09 - 11.30        168,280,842
                                         2010     17,260,094        9.78 - 12.08        198,100,052
                                         2009     18,139,859        8.52 - 10.45        181,304,081
                                         2008     20,155,167         6.51 - 7.93        154,286,175

  MIST MetLife Balanced Plus             2012      7,650,490       10.33 - 10.58         80,785,959
     Sub-Account
     (Commenced 1/3/2012)

  MIST MetLife Balanced                  2012    197,011,812       11.18 - 13.70      2,594,213,239
     Strategy Sub-Account                2011    207,920,698        9.95 - 12.12      2,431,515,757
                                         2010    193,332,452       10.27 - 12.42      2,318,147,547
                                         2009    174,627,957        9.17 - 11.02      1,859,813,329
                                         2008    147,575,188         7.24 - 8.65      1,235,764,079

  MIST MetLife Defensive                 2012     33,742,779       12.28 - 13.99        446,509,240
     Strategy Sub-Account                2011     33,539,911       11.33 - 12.71        405,417,433
                                         2010     31,892,038       11.40 - 12.58        383,256,299
                                         2009     28,585,107       10.52 - 11.43        313,812,189
                                         2008     20,521,525         8.77 - 9.37        185,501,306

  MIST MetLife Growth                    2012    118,697,237       10.73 - 13.48      1,506,611,565
     Strategy Sub-Account                2011    127,969,483        9.40 - 11.73      1,424,650,304
                                         2010    137,947,035        9.92 - 12.30      1,619,862,396
                                         2009    146,128,352        8.71 - 10.73      1,507,800,031
                                         2008    144,681,997         6.79 - 8.31      1,162,467,001

  MIST MetLife Moderate                  2012     71,904,099       12.27 - 13.99        962,702,252
     Strategy Sub-Account                2011     74,398,177       11.18 - 12.54        896,942,380
                                         2010     69,016,105       11.46 - 12.65        840,358,813
                                         2009     61,993,623       10.44 - 11.34        677,808,153
                                         2008     48,839,803         8.48 - 9.06        427,462,530

  MIST MFS Emerging Markets              2012      4,605,777       11.09 - 21.16         56,184,457
     Equity Sub-Account                  2011      5,082,239        9.55 - 18.02         52,679,213
                                         2010      5,557,697       12.03 - 22.40         71,913,866
                                         2009      5,035,625        9.96 - 18.32         53,586,138
                                         2008      3,919,168        6.03 - 10.98         25,433,250

  MIST MFS Research                      2012      8,474,288       13.34 - 22.18        133,415,326
     International Sub-Account           2011      9,028,217       11.69 - 19.12        123,865,118
                                         2010      9,354,056       13.39 - 21.53        146,069,481
                                         2009      9,683,890       12.29 - 19.45        138,034,495
                                         2008     10,212,094        9.56 - 14.87        112,943,686

  MIST MLA Mid Cap                       2012      2,764,192       13.74 - 16.51         41,608,695
     Sub-Account                         2011      3,102,718       13.35 - 15.77         44,861,730
                                         2010      3,272,897       14.41 - 16.77         50,499,503
                                         2009      3,546,544       12.00 - 13.72         45,027,303
                                         2008      3,701,818        8.97 - 10.09         34,752,509

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   ----------------   ------------------
  MIST MetLife Aggressive                2012        0.64         0.75 - 2.35          14.02 - 15.87
     Strategy Sub-Account                2011        1.12         0.75 - 2.35        (7.96) - (6.47)
                                         2010        1.21         0.75 - 2.35          13.80 - 15.63
                                         2009          --         0.75 - 2.35          29.56 - 31.65
                                         2008        3.21         0.75 - 2.35      (49.30) - (41.30)

  MIST MetLife Balanced Plus             2012          --         0.75 - 2.20           4.08 - 12.26
     Sub-Account
     (Commenced 1/3/2012)

  MIST MetLife Balanced                  2012        2.12         0.75 - 2.35          11.27 - 13.08
     Strategy Sub-Account                2011        1.56         0.75 - 2.35        (3.98) - (2.44)
                                         2010        2.08         0.75 - 2.35          10.96 - 12.74
                                         2009          --         0.75 - 2.35          25.35 - 27.39
                                         2008        4.74         0.75 - 2.35      (40.51) - (32.42)

  MIST MetLife Defensive                 2012        2.80         0.75 - 2.35           8.32 - 10.08
     Strategy Sub-Account                2011        2.22         0.75 - 2.35          (0.59) - 1.02
                                         2010        3.15         0.75 - 2.35           8.32 - 10.07
                                         2009        2.86         0.75 - 2.35          20.05 - 22.00
                                         2008        1.37         0.75 - 2.35      (22.46) - (21.26)

  MIST MetLife Growth                    2012        1.65         0.75 - 2.35          13.02 - 14.85
     Strategy Sub-Account                2011        1.54         0.75 - 2.35        (6.10) - (4.59)
                                         2010        1.72         0.75 - 2.35          12.81 - 14.62
                                         2009          --         0.75 - 2.35          27.08 - 29.13
                                         2008        3.45         0.75 - 2.35      (46.99) - (38.31)

  MIST MetLife Moderate                  2012        2.63         0.75 - 2.35           9.77 - 11.55
     Strategy Sub-Account                2011        1.80         0.75 - 2.35        (2.43) - (0.86)
                                         2010        2.53         0.75 - 2.35           9.79 - 11.55
                                         2009        3.26         0.75 - 2.35          23.16 - 25.14
                                         2008        1.76         0.75 - 2.35      (28.07) - (26.99)

  MIST MFS Emerging Markets              2012        0.76         0.75 - 2.35          16.12 - 18.00
     Equity Sub-Account                  2011        1.48         0.75 - 2.35      (20.59) - (19.31)
                                         2010        1.00         0.75 - 2.35          20.79 - 22.72
                                         2009        1.59         0.75 - 2.35          65.01 - 67.70
                                         2008        0.65         0.75 - 2.35      (56.59) - (22.35)

  MIST MFS Research                      2012        1.96         0.75 - 2.35          13.98 - 15.98
     International Sub-Account           2011        1.94         0.75 - 2.35      (12.79) - (11.19)
                                         2010        1.75         0.75 - 2.35           8.83 - 10.71
                                         2009        3.20         0.75 - 2.35          28.50 - 30.81
                                         2008        2.02         0.75 - 2.35      (43.63) - (42.74)

  MIST MLA Mid Cap                       2012        0.48         0.75 - 2.35            2.83 - 4.69
     Sub-Account                         2011        0.80         0.75 - 2.35        (7.47) - (5.94)
                                         2010        0.95         0.75 - 2.35          20.00 - 22.22
                                         2009        1.26         0.75 - 2.35          33.58 - 35.98
                                         2008        1.14         0.75 - 2.35      (39.68) - (38.66)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               --------------   ----------------   ----------------
  MIST Morgan Stanley Mid Cap            2012       4,428,112      12.94 - 15.10         63,342,932
     Growth Sub-Account                  2011       4,659,921      12.07 - 13.90         61,573,810
                                         2010       4,818,910      13.21 - 15.02         68,961,080
                                         2009       4,839,057      10.20 - 11.44         52,932,593
                                         2008       4,629,395        6.61 - 7.31         32,463,804

  MIST PIMCO Inflation Protected         2012       7,448,982      14.82 - 17.30        121,500,435
     Bond Sub-Account                    2011       7,526,508      13.90 - 15.97        113,654,208
                                         2010       7,113,170      12.81 - 14.48         97,212,565
                                         2009       6,189,735      12.17 - 13.54         79,015,035
                                         2008       5,260,106      10.55 - 11.20         57,561,334

  MIST PIMCO Total Return                2012      31,210,077      16.29 - 19.76        572,578,074
     Sub-Account                         2011      32,853,798      15.25 - 18.19        558,129,340
                                         2010      30,861,530      15.12 - 17.74        512,523,271
                                         2009      29,925,971      14.30 - 16.50        463,386,876
                                         2008      23,369,511      12.39 - 14.06        308,644,622

  MIST Pioneer Fund Sub-Account          2012       5,289,087      11.05 - 21.94         87,399,431
                                         2011       5,949,995      10.14 - 19.99         88,342,563
                                         2010       6,459,343      10.77 - 21.10        100,019,549
                                         2009       7,155,477       9.40 - 18.29         95,301,242
                                         2008         103,010      12.72 - 14.88          1,497,978

  MIST Pioneer Strategic Income          2012         624,096      13.43 - 32.11         14,636,515
     Sub-Account                         2011         610,107      12.32 - 28.98         12,748,172
                                         2010         420,179      12.19 - 28.18          9,868,843
                                         2009         243,858      21.60 - 25.31          5,986,626
                                         2008         167,799      16.54 - 19.16          3,108,979

  MIST Pyramis Government                2012         544,311      10.81 - 11.06          5,996,997
     Income Sub-Account
     (Commenced 1/3/2012)

  MIST RCM Technology                    2012       2,298,467        6.17 - 6.86         14,934,177
     Sub-Account                         2011       1,779,726        5.63 - 6.20         10,635,784
                                         2010       2,029,711        6.39 - 6.97         13,671,946
                                         2009       2,129,052        5.12 - 5.53         11,419,520
                                         2008       2,054,635        3.29 - 3.53          7,051,064

  MIST Schroders Global                  2012       5,045,943        1.06 - 1.07          5,397,219
     Multi-Asset Sub-Account
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income            2012      12,363,629      12.22 - 13.58        162,452,437
     ETF Sub-Account                     2011      12,724,330      11.07 - 12.13        149,799,689
                                         2010      10,621,952      11.20 - 12.09        124,729,784
                                         2009       7,874,421      10.20 - 10.85         83,204,629
                                         2008       5,706,322        8.39 - 8.60         48,880,309

  MIST SSgA Growth ETF                   2012       4,134,490      11.63 - 12.92         50,750,185
     Sub-Account                         2011       4,414,150      10.44 - 11.32         47,811,625
                                         2010       4,136,142      10.88 - 11.65         46,397,024
                                         2009       3,535,741       9.77 - 10.28         35,260,685
                                         2008       2,631,694        7.73 - 7.88         20,650,547

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   -----------------   -----------------
  MIST Morgan Stanley Mid Cap            2012          --         0.75 - 1.90            7.21 - 8.62
     Growth Sub-Account                  2011        0.61         0.75 - 1.90        (8.67) - (7.45)
                                         2010        0.03         0.75 - 1.90          29.60 - 31.28
                                         2009          --         0.75 - 1.90          54.31 - 56.49
                                         2008        1.43         0.75 - 1.90      (47.75) - (47.14)

  MIST PIMCO Inflation Protected         2012        3.02         0.75 - 2.35            6.58 - 8.31
     Bond Sub-Account                    2011        1.61         0.75 - 2.35           8.56 - 10.31
                                         2010        2.31         0.75 - 2.35            5.26 - 6.96
                                         2009        3.36         0.75 - 2.35           9.41 - 16.53
                                         2008        3.71         1.30 - 2.35        (9.05) - (8.12)

  MIST PIMCO Total Return                2012        3.17         0.75 - 2.35            6.72 - 8.63
     Sub-Account                         2011        2.67         0.75 - 2.35            0.78 - 2.55
                                         2010        3.54         0.75 - 2.35            5.65 - 7.50
                                         2009        6.88         0.75 - 2.35          15.29 - 17.39
                                         2008        3.77         0.75 - 2.35        (1.82) - (0.21)

  MIST Pioneer Fund Sub-Account          2012        1.52         0.75 - 1.95            8.23 - 9.76
                                         2011        1.23         0.75 - 1.95        (6.70) - (5.26)
                                         2010        0.90         0.75 - 2.20          13.41 - 15.35
                                         2009        0.10         0.75 - 2.05          21.55 - 27.31
                                         2008        0.75         0.75 - 1.80      (34.06) - (33.33)

  MIST Pioneer Strategic Income          2012        4.74         0.75 - 2.20           9.02 - 10.79
     Sub-Account                         2011        4.46         0.75 - 2.20            1.22 - 2.86
                                         2010        4.43         0.75 - 2.15           4.78 - 11.34
                                         2009        4.86         0.75 - 1.90          30.59 - 32.09
                                         2008        6.24         0.75 - 1.90      (13.58) - (11.42)

  MIST Pyramis Government                2012        0.01         0.75 - 2.10            1.07 - 2.37
     Income Sub-Account
     (Commenced 1/3/2012)

  MIST RCM Technology                    2012          --         1.30 - 2.35           9.50 - 10.66
     Sub-Account                         2011          --         1.30 - 2.35      (12.00) - (11.06)
                                         2010          --         1.30 - 2.35          24.73 - 26.04
                                         2009          --         1.30 - 2.35          55.30 - 56.92
                                         2008       13.86         1.30 - 2.35      (45.71) - (45.10)

  MIST Schroders Global                  2012        1.42         0.75 - 2.00            5.25 - 6.14
     Multi-Asset Sub-Account
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income            2012        2.36         0.75 - 2.20          10.38 - 12.00
     ETF Sub-Account                     2011        1.68         0.75 - 2.20          (1.13) - 0.31
                                         2010        1.27         0.75 - 2.20           9.80 - 11.40
                                         2009        1.93         0.75 - 2.20          22.17 - 24.32
                                         2008        1.81         1.30 - 2.05      (26.85) - (26.05)

  MIST SSgA Growth ETF                   2012        1.95         0.75 - 2.20          12.52 - 14.17
     Sub-Account                         2011        1.58         0.75 - 2.05        (4.12) - (2.86)
                                         2010        1.51         0.75 - 2.05          11.84 - 13.30
                                         2009        1.73         0.75 - 1.95          26.60 - 28.99
                                         2008        1.49         1.30 - 1.90      (34.27) - (33.89)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                              AS OF DECEMBER 31
                                              ---------------------------------------------------
                                                                  UNIT VALUE
                                                                   LOWEST TO            NET
                                                   UNITS          HIGHEST ($)       ASSETS ($)
                                              -------------   -----------------   ---------------
  MIST T. Rowe Price Large Cap          2012     10,675,620       16.64 - 62.93       586,755,456
     Value Sub-Account                  2011     12,522,601       14.19 - 53.66       590,684,856
                                        2010     14,134,367       14.87 - 56.24       702,128,967
                                        2009     15,593,590       12.78 - 48.34       669,088,087
                                        2008     17,054,222       10.86 - 41.08       622,711,660

  MIST T. Rowe Price Mid Cap            2012      6,292,266       10.34 - 12.08        70,400,134
     Growth Sub-Account                 2011      6,972,220        9.30 - 10.72        69,666,727
                                        2010      8,396,880        9.67 - 10.99        86,739,534
                                        2009      9,444,336         7.75 - 8.68        77,636,322
                                        2008      9,296,506         5.45 - 6.02        53,358,584

  MIST Third Avenue Small Cap           2012      2,744,669       16.91 - 20.89        49,647,860
     Value Sub-Account                  2011      3,218,372       14.67 - 17.92        50,131,398
                                        2010      3,834,160       16.49 - 19.90        66,822,076
                                        2009      3,942,016       14.06 - 16.80        58,216,200
                                        2008      4,169,845       11.38 - 13.43        49,514,631

  MIST Turner Mid Cap Growth            2012        678,272       12.74 - 13.95         9,150,297
     Sub-Account                        2011        749,654       12.30 - 13.33         9,703,933
                                        2010        843,568       13.61 - 14.60        12,006,155
                                        2009      1,004,871       10.96 - 11.63        11,434,181
                                        2008      1,062,658         7.62 - 8.01         8,353,014

  MIST Van Kampen Comstock              2012      8,705,476       10.86 - 12.28       104,439,830
     Sub-Account                        2011      9,579,280        9.39 - 10.45        98,062,309
                                        2010      9,660,454        9.76 - 10.68       101,320,183
                                        2009      9,148,538         8.70 - 9.37        84,373,555
                                        2008      7,709,294         7.03 - 7.46        56,710,624

  MSF Baillie Gifford International     2012        407,507        8.38 - 14.42         5,455,286
     Stock Sub-Account                  2011        430,001        7.11 - 12.18         4,882,027
                                        2010        457,537        9.00 - 15.39         6,585,095
                                        2009        483,148        8.51 - 14.52         6,592,339
                                        2008        458,361        7.07 - 12.02         5,203,943

  MSF Barclays Capital Aggregate        2012        192,855       14.98 - 17.02         3,109,297
     Bond Index Sub-Account             2011        175,717       14.79 - 16.65         2,752,709
     (Commenced 5/4/2009)               2010        133,054       14.11 - 15.74         1,975,112
                                        2009        100,819       13.65 - 15.09         1,430,073

  MSF BlackRock Bond Income             2012      1,413,863       50.63 - 70.96        93,742,723
     Sub-Account                        2011      1,437,066       48.10 - 66.65        89,516,238
                                        2010      1,330,597       46.11 - 63.17        78,335,454
                                        2009      1,093,871       43.49 - 58.89        59,758,262
                                        2008        712,480       40.59 - 54.34        35,026,887

  MSF BlackRock Legacy Large            2012      2,764,842        1.36 - 37.48         9,869,170
     Cap Growth Sub-Account             2011      3,186,827        1.20 - 33.02         9,935,283
     (Commenced 5/4/2009)               2010      3,626,675        1.34 - 36.53        10,802,846
                                        2009      4,337,851        1.14 - 30.72         9,259,728

                                                        FOR THE YEAR ENDED DECEMBER 31
                                              ----------------------------------------------------
                                              INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                 INCOME           LOWEST TO           LOWEST TO
                                                RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                              -------------  -----------------   -----------------
  MIST T. Rowe Price Large Cap          2012       1.56         0.75 - 2.35          15.22 - 17.27
     Value Sub-Account                  2011       0.75         0.75 - 2.35        (6.24) - (4.58)
                                        2010       1.14         0.75 - 2.35          14.30 - 16.33
                                        2009       2.37         0.75 - 2.35          15.64 - 17.67
                                        2008       1.71         0.75 - 2.35      (36.75) - (36.74)

  MIST T. Rowe Price Mid Cap            2012         --         0.85 - 2.35          11.03 - 12.72
     Growth Sub-Account                 2011         --         0.85 - 2.35        (3.93) - (2.48)
                                        2010         --         0.85 - 2.35          24.72 - 26.60
                                        2009         --         0.85 - 2.35          42.11 - 44.24
                                        2008       0.01         0.85 - 2.35      (41.08) - (40.28)

  MIST Third Avenue Small Cap           2012         --         1.30 - 2.35          15.23 - 16.62
     Value Sub-Account                  2011       1.12         1.30 - 2.35       (11.09) - (9.96)
                                        2010       1.22         1.30 - 2.35          17.11 - 18.47
                                        2009       1.17         1.30 - 2.35          23.51 - 25.05
                                        2008       0.77         1.30 - 2.35      (31.36) - (30.67)

  MIST Turner Mid Cap Growth            2012         --         1.30 - 2.35            3.54 - 4.64
     Sub-Account                        2011         --         1.30 - 2.35        (9.61) - (8.65)
                                        2010         --         1.30 - 2.35          24.21 - 25.51
                                        2009         --         1.30 - 2.35          43.76 - 45.27
                                        2008         --         1.30 - 2.35      (49.50) - (48.95)

  MIST Van Kampen Comstock              2012       1.29         0.75 - 2.35          15.67 - 17.54
     Sub-Account                        2011       1.12         0.75 - 2.35        (3.76) - (2.22)
                                        2010       1.50         0.75 - 2.35          12.19 - 14.00
                                        2009       2.32         0.75 - 2.35          23.63 - 25.61
                                        2008       1.74         0.75 - 2.35      (37.46) - (36.40)

  MSF Baillie Gifford International     2012       1.11         0.85 - 1.90          17.11 - 18.35
     Stock Sub-Account                  2011       1.58         0.85 - 1.90      (21.63) - (20.81)
                                        2010       1.39         0.85 - 1.90            4.85 - 5.96
                                        2009       0.39         0.85 - 1.90          19.59 - 20.86
                                        2008       2.82         0.85 - 1.90      (44.89) - (44.68)

  MSF Barclays Capital Aggregate        2012       3.51         1.30 - 2.20            1.32 - 2.24
     Bond Index Sub-Account             2011       3.07         1.30 - 2.20            4.83 - 5.77
     (Commenced 5/4/2009)               2010       3.58         1.30 - 2.20            3.35 - 4.29
                                        2009         --         1.30 - 2.20            2.24 - 2.86

  MSF BlackRock Bond Income             2012       2.52         0.75 - 1.90            5.25 - 6.48
     Sub-Account                        2011       3.71         0.75 - 1.90            4.31 - 5.51
                                        2010       3.57         0.75 - 1.90            6.04 - 7.26
                                        2009       6.04         0.75 - 1.90            7.13 - 8.37
                                        2008       4.80         0.75 - 1.90        (5.49) - (4.38)

  MSF BlackRock Legacy Large            2012       0.32         0.75 - 1.90          12.21 - 13.51
     Cap Growth Sub-Account             2011       0.19         0.75 - 1.80       (10.57) - (9.63)
     (Commenced 5/4/2009)               2010       0.23         0.75 - 1.80          17.68 - 18.93
                                        2009         --         0.75 - 1.80          29.20 - 30.09

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------    ----------------   ----------------
  MSF BlackRock Money Market             2012     11,671,729        9.33 - 11.11        118,277,869
     Sub-Account                         2011     12,722,462        9.55 - 11.20        130,635,278
                                         2010     12,146,399        9.77 - 11.28        126,563,583
                                         2009     16,896,220        9.99 - 11.37        178,892,462
                                         2008     22,607,243       10.19 - 11.42        242,294,762

  MSF Davis Venture Value                2012     12,607,989       12.26 - 39.59        199,635,905
     Sub-Account                         2011     14,326,344       11.12 - 35.39        203,251,430
                                         2010     16,224,420       11.87 - 37.21        239,139,043
                                         2009     17,270,503       10.86 - 33.53        226,832,922
                                         2008     17,609,616        8.43 - 25.63        172,632,119

  MSF Jennison Growth                    2012     11,335,513        5.81 - 16.72        123,848,829
     Sub-Account                         2011      4,345,644        5.10 - 14.60         49,789,424
                                         2010      4,903,257        5.16 - 14.69         56,877,740
                                         2009      5,323,714        4.70 - 13.31         56,317,673
                                         2008      5,593,496         3.41 - 9.62         42,901,376

  MSF Loomis Sayles Small Cap            2012      1,207,677       11.19 - 12.80         14,713,432
     Growth Sub-Account                  2011      1,364,085       10.29 - 11.63         15,165,191
                                         2010      1,509,481       10.21 - 11.41         16,497,569
                                         2009      1,686,737         7.92 - 8.75         14,181,458
                                         2008      1,480,050         6.22 - 6.80          9,662,816

  MSF Met/Artisan Mid Cap                2012      2,399,851       14.54 - 16.18         37,104,282
     Value Sub-Account                   2011      2,732,053       13.33 - 14.69         38,493,096
                                         2010      3,104,102       12.80 - 13.98         41,776,284
                                         2009      3,600,989       11.41 - 12.34         42,984,311
                                         2008      3,947,813         8.27 - 8.85         33,953,721

  MSF Met/Dimensional                    2012        132,829       16.05 - 17.01          2,209,316
     International Small Company         2011        165,015       13.88 - 14.54          2,355,244
     Sub-Account                         2010        128,511       16.95 - 17.49          2,210,341
     (Commenced 11/10/2008)              2009         83,514       14.14 - 14.37          1,187,763
                                         2008          3,592       10.13 - 10.14             36,397

  MSF MetLife Mid Cap Stock              2012        157,701       17.30 - 19.36          2,885,826
     Index Sub-Account                   2011        128,329       15.08 - 16.72          2,022,706
     (Commenced 5/4/2009)                2010         59,087       15.77 - 17.33            972,206
                                         2009         39,029       12.80 - 13.94            521,712

  MSF MetLife Stock Index                2012      2,675,025       10.35 - 13.74         35,257,651
     Sub-Account                         2011      2,855,765        9.06 - 12.06         33,187,748
                                         2010      2,900,545        9.03 - 12.02         33,773,010
                                         2009      3,098,322        7.97 - 10.64         32,030,625
                                         2008      3,163,371         6.40 - 8.56         26,361,067

  MSF MFS Total Return                   2012      2,882,861       13.54 - 58.06        101,343,003
     Sub-Account                         2011      3,108,333       12.38 - 52.56         97,826,866
                                         2010      3,364,172       12.34 - 51.83        100,678,402
                                         2009      3,547,041       11.44 - 47.56         91,620,811
                                         2008      3,343,530        9.85 - 40.51         67,457,508

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   ----------------   ------------------
  MSF BlackRock Money Market             2012          --         0.75 - 2.35        (2.34) - (0.75)
     Sub-Account                         2011          --         0.75 - 2.35        (2.32) - (0.74)
                                         2010          --         0.75 - 2.35        (2.32) - (0.75)
                                         2009        0.29         0.75 - 2.35        (2.07) - (0.43)
                                         2008        2.49         0.75 - 2.35            0.30 - 1.78

  MSF Davis Venture Value                2012        0.71         0.75 - 2.35          10.07 - 11.86
     Sub-Account                         2011        1.03         0.75 - 2.35        (6.40) - (4.89)
                                         2010        0.90         0.75 - 2.35           9.22 - 10.98
                                         2009        1.38         0.75 - 2.35          28.77 - 30.84
                                         2008        1.20         0.75 - 2.35      (40.76) - (39.91)

  MSF Jennison Growth                    2012        0.01         0.75 - 2.35         (3.90) - 14.69
     Sub-Account                         2011        0.06         0.75 - 2.35        (2.11) - (0.53)
                                         2010        0.41         0.75 - 2.35           8.74 - 10.49
                                         2009          --         0.75 - 2.35          36.32 - 38.52
                                         2008        2.21         0.75 - 2.35      (37.43) - (37.04)

  MSF Loomis Sayles Small Cap            2012          --         0.75 - 1.90           8.80 - 10.06
     Growth Sub-Account                  2011          --         0.75 - 1.90            0.82 - 1.98
                                         2010          --         0.75 - 1.90          28.88 - 30.36
                                         2009          --         0.75 - 1.90          27.23 - 28.71
                                         2008          --         0.75 - 1.90      (42.46) - (41.73)

  MSF Met/Artisan Mid Cap                2012        0.79         1.30 - 2.35           8.98 - 10.13
     Value Sub-Account                   2011        0.78         1.30 - 2.35            4.02 - 5.11
                                         2010        0.59         1.30 - 2.35          12.09 - 13.28
                                         2009        0.83         1.30 - 2.35          37.92 - 39.37
                                         2008        0.04         1.30 - 2.35      (47.29) - (46.85)

  MSF Met/Dimensional                    2012        2.31         0.75 - 2.15          15.38 - 17.02
     International Small Company         2011        2.33         0.75 - 2.15      (18.07) - (16.88)
     Sub-Account                         2010        1.32         0.75 - 2.20          19.74 - 21.67
     (Commenced 11/10/2008)              2009          --         0.75 - 2.15          39.51 - 40.87
                                         2008          --         1.30 - 1.80            0.43 - 0.50

  MSF MetLife Mid Cap Stock              2012        0.70         1.30 - 2.20          14.70 - 15.74
     Index Sub-Account                   2011        0.64         1.30 - 2.20        (4.36) - (3.50)
     (Commenced 5/4/2009)                2010        0.67         1.30 - 2.20          23.19 - 24.29
                                         2009          --         1.30 - 2.20          28.37 - 29.16

  MSF MetLife Stock Index                2012        1.58         1.30 - 2.20          12.90 - 14.14
     Sub-Account                         2011        1.49         1.30 - 2.20          (0.58) - 0.44
                                         2010        1.59         1.30 - 2.20          12.01 - 13.27
                                         2009        2.43         1.30 - 2.20          23.18 - 24.54
                                         2008        1.69         1.30 - 2.25      (38.06) - (37.92)

  MSF MFS Total Return                   2012        2.67         0.75 - 1.90           9.20 - 10.47
     Sub-Account                         2011        2.55         0.75 - 1.90            0.24 - 1.40
                                         2010        2.81         0.75 - 1.90            7.73 - 8.98
                                         2009        3.89         0.75 - 1.90          16.08 - 17.42
                                         2008        3.39         0.75 - 1.90      (23.70) - (22.93)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                                AS OF DECEMBER 31
                                               ----------------------------------------------------
                                                                   UNIT VALUE
                                                                    LOWEST TO             NET
                                                    UNITS          HIGHEST ($)        ASSETS ($)
                                               -------------   -----------------   ----------------
  MSF MFS Value Sub-Account              2012      2,908,311       15.39 - 18.17         51,556,774
     (Commenced 4/28/2008)               2011      2,696,793       13.48 - 15.74         41,535,628
                                         2010      1,862,563       13.65 - 15.76         28,735,680
                                         2009        962,018       12.52 - 14.28         13,534,623
                                         2008        194,021       10.69 - 11.93          2,284,892

  MSF MSCI EAFE Index                    2012        115,412       11.38 - 12.84          1,428,217
     Sub-Account                         2011         69,134        9.86 - 11.03            732,359
     (Commenced 5/4/2009)                2010         52,435       11.54 - 12.79            639,986
                                         2009         40,712       10.94 - 12.03            467,108

  MSF Neuberger Berman                   2012         86,174       17.28 - 18.63          1,568,334
     Genesis Sub-Account                 2011         96,711       16.05 - 17.19          1,630,216
                                         2010        118,405       15.50 - 16.51          1,918,839
                                         2009        122,821       13.02 - 13.78          1,665,321
                                         2008        143,291       11.76 - 12.38          1,744,619

  MSF Oppenheimer Global                 2012      1,019,300       18.63 - 22.35         21,942,397
     Equity Sub-Account                  2011      1,147,037       15.67 - 18.58         20,591,996
                                         2010      1,132,139       17.43 - 20.44         22,327,452
                                         2009      1,009,176       15.33 - 17.77         17,331,575
                                         2008        955,438       11.17 - 12.80         11,822,022

  MSF Russell 2000 Index                 2012        120,336       16.92 - 19.22          2,196,528
     Sub-Account                         2011         93,349       14.92 - 16.80          1,492,191
     (Commenced 5/4/2009)                2010         53,368       16.04 - 17.79            896,513
                                         2009         35,011       12.95 - 13.77            470,933

  MSF T. Rowe Price Large Cap            2012      2,780,202       14.98 - 17.92         44,701,193
     Growth Sub-Account                  2011      3,161,388       12.87 - 15.19         43,429,966
                                         2010      3,645,167       12.97 - 15.50         51,472,039
                                         2009      4,174,670       11.60 - 13.35         51,232,142
                                         2008      4,614,190         8.27 - 9.39         40,130,482

  MSF T. Rowe Price Small Cap            2012        487,872       19.15 - 23.38         10,185,329
     Growth Sub-Account                  2011        554,041       16.84 - 20.29         10,132,259
                                         2010        606,868       16.92 - 20.11         11,089,062
                                         2009        642,589       12.81 - 15.04          8,843,239
                                         2008        702,633        9.41 - 10.91          7,075,202

  MSF Van Eck Global Natural             2012        313,419       15.12 - 16.07          4,971,114
     Resources Sub-Account               2011        286,505       15.07 - 15.78          4,471,552
     (Commenced 5/4/2009)                2010        117,778       18.63 - 19.08          2,219,740
                                         2009         26,708       14.71 - 14.80            394,811

  MSF Western Asset                      2012        349,579       26.66 - 30.47         10,149,053
     Management Strategic Bond           2011        469,062       24.42 - 27.72         12,444,974
     Opportunities Sub-Account           2010        224,535       23.90 - 26.48          5,716,276
                                         2009        257,500       21.64 - 23.82          5,903,288
                                         2008        264,015       16.47 - 18.27          4,656,112

                                                         FOR THE YEAR ENDED DECEMBER 31
                                               -----------------------------------------------------
                                               INVESTMENT(1)   EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME           LOWEST TO           LOWEST TO
                                                 RATIO (%)        HIGHEST (%)         HIGHEST (%)
                                               -------------   ----------------   ------------------
  MSF MFS Value Sub-Account              2012       1.68          0.75 - 1.90          14.12 - 15.45
     (Commenced 4/28/2008)               2011       1.23          0.75 - 1.90        (1.25) - (0.11)
                                         2010       1.03          0.75 - 1.90           4.35 - 10.35
                                         2009         --          0.75 - 1.90          18.31 - 19.68
                                         2008         --          0.75 - 1.80      (30.45) - (29.95)

  MSF MSCI EAFE Index                    2012       2.39          1.30 - 2.15          15.42 - 16.41
     Sub-Account                         2011       2.54          1.30 - 2.15      (14.50) - (13.78)
     (Commenced 5/4/2009)                2010       2.29          1.30 - 2.15            5.47 - 6.38
                                         2009         --          1.30 - 2.15          34.49 - 35.25

  MSF Neuberger Berman                   2012       0.13          1.30 - 1.90            7.68 - 8.33
     Genesis Sub-Account                 2011       0.59          1.30 - 1.90            3.53 - 4.15
                                         2010       0.31          1.30 - 1.90          19.06 - 19.78
                                         2009       0.81          1.30 - 1.90          10.71 - 11.37
                                         2008       0.22          1.30 - 1.90      (39.72) - (39.34)

  MSF Oppenheimer Global                 2012       1.40          0.75 - 1.90          18.88 - 20.27
     Equity Sub-Account                  2011       1.75          0.75 - 1.90       (10.12) - (9.09)
                                         2010       1.31          0.75 - 1.90          13.75 - 15.06
                                         2009       2.19          0.75 - 1.90          37.17 - 38.75
                                         2008       1.87          0.75 - 1.90      (41.70) - (41.01)

  MSF Russell 2000 Index                 2012       0.86          1.30 - 2.20          13.41 - 14.44
     Sub-Account                         2011       0.91          1.30 - 2.20        (6.40) - (5.56)
     (Commenced 5/4/2009)                2010       0.55          1.30 - 2.15          23.85 - 24.91
                                         2009         --          1.60 - 2.15          25.90 - 26.37

  MSF T. Rowe Price Large Cap            2012       0.02          0.85 - 1.90          16.43 - 17.96
     Growth Sub-Account                  2011       0.02          0.85 - 1.90        (3.19) - (1.95)
                                         2010       0.11          0.85 - 1.90          14.55 - 16.06
                                         2009       0.39          0.85 - 1.90          40.34 - 42.23
                                         2008       0.35          0.85 - 1.90      (43.08) - (42.36)

  MSF T. Rowe Price Small Cap            2012         --          0.85 - 1.90          13.72 - 15.19
     Growth Sub-Account                  2011         --          0.85 - 1.90          (0.46) - 0.91
                                         2010         --          0.85 - 1.90          32.14 - 33.76
                                         2009       0.18          0.85 - 1.90          36.02 - 37.79
                                         2008         --          0.85 - 1.90      (37.56) - (36.75)

  MSF Van Eck Global Natural             2012         --          0.75 - 2.20            0.33 - 1.81
     Resources Sub-Account               2011       1.07          0.75 - 2.20      (18.49) - (17.29)
     (Commenced 5/4/2009)                2010       0.27          0.75 - 1.85          17.26 - 27.36
                                         2009         --          1.30 - 1.85          35.32 - 35.82

  MSF Western Asset                      2012       3.42          1.30 - 1.90            9.19 - 9.94
     Management Strategic Bond           2011       4.33          1.30 - 1.90            3.85 - 4.67
     Opportunities Sub-Account           2010       5.97          1.30 - 1.80          10.45 - 11.16
                                         2009       6.65          1.30 - 1.80          29.54 - 30.39
                                         2008       4.14          1.30 - 1.90      (16.82) - (16.19)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8. FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                            AS OF DECEMBER 31
                                             -------------------------------------------------
                                                               UNIT VALUE
                                                                LOWEST TO            NET
                                                 UNITS         HIGHEST ($)       ASSETS ($)
                                             ------------   ----------------   ---------------
  MSF Western Asset                    2012       690,001      15.85 - 18.66        12,033,680
     Management U.S. Government        2011       773,166      15.72 - 18.35        13,347,083
     Sub-Account                       2010       770,956      15.27 - 17.66        12,855,065
                                       2009       808,057      14.80 - 16.96        12,961,674
                                       2008       539,471      14.53 - 16.51         8,423,627

  PIMCO VIT High Yield                 2012       431,112      18.22 - 19.90         8,310,003
     Sub-Account                       2011       440,506      16.25 - 17.64         7,552,704
                                       2010       775,054      16.03 - 17.30        13,052,532
                                       2009       785,381      14.27 - 15.31        11,727,258
                                       2008       544,206      10.37 - 11.06         5,876,021

  PIMCO VIT Low Duration               2012       761,796      14.56 - 15.82        11,694,147
     Sub-Account                       2011       803,010      14.02 - 15.14        11,835,685
                                       2010       881,366      14.13 - 15.17        13,029,268
                                       2009       866,665      13.68 - 14.60        12,366,617
                                       2008       758,728      12.30 - 13.05         9,699,931

  Putnam VT Equity Income              2012     1,285,126      17.56 - 19.63        24,604,839
     Sub-Account                       2011     1,542,735      15.00 - 16.57        25,013,816
                                       2010     1,782,492      15.00 - 16.38        28,653,373
                                       2009     2,012,929      13.58 - 14.66        29,027,593
                                       2008     2,461,774      10.86 - 11.59        28,131,216

  Putnam VT Multi-Cap Growth           2012       152,212      13.33 - 17.16         2,195,814
     Sub-Account                       2011       176,234      11.62 - 14.89         2,195,254
     (Commenced 9/27/2010)             2010       187,842      12.47 - 15.89         2,493,260

  Russell Aggressive Equity            2012       104,956      14.95 - 14.99         1,569,025
     Sub-Account                       2011       142,278      13.09 - 13.12         1,862,216
                                       2010       184,010      13.85 - 13.89         2,549,525
                                       2009       224,440      11.25 - 11.28         2,525,303
                                       2008       252,148        8.68 - 8.71         2,189,608

  Russell Core Bond Sub-Account        2012       447,192      19.55 - 19.63         8,745,140
                                       2011       550,331      18.30 - 18.37        10,072,015
                                       2010       649,949      17.72 - 17.79        11,522,547
                                       2009       741,772      16.34 - 16.40        12,121,192
                                       2008       857,970      14.30 - 14.36        12,276,054

  Russell Global Real Estate           2012        37,475      31.68 - 31.71         1,187,295
     Securities Sub-Account            2011        41,404      25.19 - 25.21         1,042,972
                                       2010        48,366      27.48 - 27.51         1,329,209
                                       2009        62,444      22.67 - 22.69         1,415,749
                                       2008        71,152      17.83 - 17.85         1,268,735

  Russell Multi-Style Equity           2012       604,659      13.83 - 13.88         8,363,015
     Sub-Account                       2011       727,966      12.12 - 12.17         8,826,736
                                       2010       915,101      12.49 - 12.53        11,428,855
                                       2009     1,105,777      10.87 - 10.91        12,025,654
                                       2008     1,237,353        8.39 - 8.42        10,385,186

                                                      FOR THE YEAR ENDED DECEMBER 31
                                             --------------------------------------------------
                                             INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                                INCOME          LOWEST TO          LOWEST TO
                                               RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                             -------------  ----------------  -----------------
  MSF Western Asset                    2012       1.91        1.30 - 2.20           0.79 - 1.71
     Management U.S. Government        2011       1.22        1.30 - 2.20           2.98 - 3.91
     Sub-Account                       2010       2.42        1.30 - 2.20           3.20 - 4.13
                                       2009       4.31        1.30 - 2.20           1.82 - 2.73
                                       2008       3.14        1.30 - 2.20       (3.33) - (1.78)

  PIMCO VIT High Yield                 2012       5.78        1.30 - 1.90         12.14 - 12.81
     Sub-Account                       2011       6.66        1.30 - 1.90           1.40 - 2.01
                                       2010       7.26        1.30 - 1.90         12.31 - 12.99
                                       2009       8.66        1.30 - 1.90         37.63 - 38.45
                                       2008       7.80        1.30 - 1.90     (24.96) - (24.45)

  PIMCO VIT Low Duration               2012       1.91        1.30 - 1.90           3.85 - 4.48
     Sub-Account                       2011       1.67        1.30 - 1.90       (0.79) - (0.20)
                                       2010       1.62        1.30 - 1.90           3.31 - 3.93
                                       2009       3.54        1.30 - 1.90         11.19 - 11.85
                                       2008       4.09        1.30 - 1.90       (2.30) - (1.73)

  Putnam VT Equity Income              2012       2.31        0.75 - 1.90         17.05 - 18.41
     Sub-Account                       2011       1.83        0.75 - 1.90           0.01 - 1.16
                                       2010       1.96        0.75 - 1.90         10.49 - 11.77
                                       2009       1.12        0.75 - 1.90         25.06 - 26.49
                                       2008       1.97        0.75 - 1.90     (32.42) - (31.66)

  Putnam VT Multi-Cap Growth           2012       0.45        1.30 - 1.90         14.55 - 15.45
     Sub-Account                       2011       0.38        1.30 - 1.90       (6.87) - (6.20)
     (Commenced 9/27/2010)             2010         --        1.30 - 1.90         15.42 - 15.69

  Russell Aggressive Equity            2012       1.04               1.40                 14.22
     Sub-Account                       2011       0.49               1.40                (5.53)
                                       2010       0.46               1.40         23.14 - 23.15
                                       2009       0.53               1.40         29.56 - 29.58
                                       2008       0.83               1.40     (43.75) - (43.70)

  Russell Core Bond Sub-Account        2012       2.32               1.40                  6.86
                                       2011       3.15               1.40                  3.23
                                       2010       3.81               1.40           8.49 - 8.50
                                       2009       4.69               1.40         14.20 - 14.27
                                       2008       3.93               1.40       (4.92) - (4.90)

  Russell Global Real Estate           2012       4.97               1.40                 25.77
     Securities Sub-Account            2011       2.29               1.40                (8.34)
                                       2010       2.17               1.40         21.21 - 21.22
                                       2009       4.69               1.40                 27.15
                                       2008       1.91               1.40     (37.64) - (37.57)

  Russell Multi-Style Equity           2012       1.14               1.40                 14.07
     Sub-Account                       2011       0.99               1.40                (2.92)
                                       2010       0.92               1.40         14.83 - 14.85
                                       2009       1.37               1.40         29.57 - 29.58
                                       2008       1.44               1.40               (41.41)

               METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                   OF METLIFE INVESTORS INSURANCE COMPANY
              NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8. FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                              AS OF DECEMBER 31
                                              --------------------------------------------------
                                                                 UNIT VALUE
                                                                  LOWEST TO             NET
                                                   UNITS         HIGHEST ($)        ASSETS ($)
                                              -------------   ----------------   ---------------
  Russell Non-U.S. Sub-Account          2012        253,272      14.88 - 14.94         3,770,152
                                        2011        291,607      12.60 - 12.64         3,674,337
                                        2010        356,011      14.66 - 14.72         5,221,620
                                        2009        428,978      13.35 - 13.40         5,726,361
                                        2008        476,105      10.70 - 10.74         5,095,400

                                                        FOR THE YEAR ENDED DECEMBER 31
                                              ----------------------------------------------------
                                               INVESTMENT(1)  EXPENSE RATIO(2)     TOTAL RETURN(3)
                                                  INCOME          LOWEST TO           LOWEST TO
                                                 RATIO (%)       HIGHEST (%)         HIGHEST (%)
                                              --------------  ----------------   -----------------
  Russell Non-U.S. Sub-Account          2012        1.77                1.40                 18.14
                                        2011        1.71                1.40               (14.09)
                                        2010        0.98                1.40                  9.88
                                        2009        2.86                1.40         24.73 - 24.77
                                        2008          --                1.40     (43.21) - (43.20)

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying fund or portfolio net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund or portfolio in which the Sub-Account invests. The investment income ratio is calculated as a weighted average ratio since the Sub-Account may invest in two or more share classes, if any, within the underlying fund or portfolio of the Trusts which may have unique investment income ratios.

 2 These amounts represent the annualized contract expenses of each the applicable Sub-Accounts, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on minimum and maximum returns within each product grouping of the applicable Sub-Account.

MetLife Investors Insurance Company

Financial Statements
As of December 31, 2012 and 2011 and for the Years Ended December 31, 2012, 2011 and 2010 and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of MetLife Investors Insurance Company:

We have audited the accompanying financial statements of MetLife Investors Insurance Company (a wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MetLife Investors Insurance Company as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter

As discussed in Note 1, the Company changed its method of accounting for deferred policy acquisition costs as required by accounting guidance adopted on January 1, 2012. Our opinion is not modified with respect to this matter.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants
Tampa, Florida
April 15, 2013

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                Balance Sheets
                          December 31, 2012 and 2011

                (In millions, except share and per share data)

                                                                                       2012       2011
                                                                                    ---------- ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized
   cost: $2,178 and $2,132, respectively).......................................... $    2,320 $    2,210
 Equity securities available-for-sale, at estimated fair value (cost: $48 and $40,
   respectively)...................................................................         45         35
 Mortgage loans (net of valuation allowances of $2 and $2, respectively)...........        284        226
 Policy loans......................................................................         27         26
 Other limited partnership interests...............................................         23          8
 Short-term investments, at estimated fair value...................................        139         69
 Other invested assets.............................................................         93         91
                                                                                    ---------- ----------
   Total investments...............................................................      2,931      2,665
Cash and cash equivalents..........................................................         27         44
Accrued investment income..........................................................         28         26
Premiums, reinsurance and other receivables........................................      2,485      2,314
Deferred policy acquisition costs and value of business acquired...................        148        286
Current income tax recoverable.....................................................          9         --
Other assets.......................................................................        115        120
Separate account assets............................................................     11,072     10,337
                                                                                    ---------- ----------
   Total assets.................................................................... $   16,815 $   15,792
                                                                                    ========== ==========
Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................. $      482 $      396
Policyholder account balances......................................................      3,077      3,125
Other policy-related balances......................................................        102        103
Payables for collateral under securities loaned and other transactions.............        238        325
Current income tax payable.........................................................         --          9
Deferred income tax liability......................................................        326        218
Other liabilities..................................................................         78         61
Separate account liabilities.......................................................     11,072     10,337
                                                                                    ---------- ----------
   Total liabilities...............................................................     15,375     14,574
                                                                                    ---------- ----------
Contingencies, Commitments and Guarantees (Note 11)
Stockholder's Equity
Common stock, par value $2 per share; 5,000,000 shares authorized; 2,899,446
  shares issued and outstanding....................................................          6          6
Additional paid-in capital.........................................................        636        636
Retained earnings..................................................................        722        541
Accumulated other comprehensive income (loss)......................................         76         35
                                                                                    ---------- ----------
   Total stockholder's equity......................................................      1,440      1,218
                                                                                    ---------- ----------
   Total liabilities and stockholder's equity...................................... $   16,815 $   15,792
                                                                                    ========== ==========

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                     2012      2011      2010
                                                                  ---------  --------  --------
Revenues
Premiums......................................................... $      11  $      7  $      5
Universal life and investment-type product policy fees...........       198       204       184
Net investment income............................................       113       114       101
Other revenues...................................................        93       104       100
Net investment gains (losses):
  Other-than-temporary impairments on fixed maturity securities..        (2)       --        (5)
  Other net investment gains (losses)............................        (2)       (5)       (4)
                                                                  ---------  --------  --------
   Total net investment gains (losses)...........................        (4)       (5)       (9)
  Net derivative gains (losses)..................................       329       326       102
                                                                  ---------  --------  --------
   Total revenues................................................       740       750       483
                                                                  ---------  --------  --------
Expenses
Policyholder benefits and claims.................................       100        59        39
Interest credited to policyholder account balances...............       118       127       127
Other expenses...................................................       229       259       199
                                                                  ---------  --------  --------
   Total expenses................................................       447       445       365
                                                                  ---------  --------  --------
Income (loss) before provision for income tax....................       293       305       118
Provision for income tax expense (benefit).......................        94        90        27
                                                                  ---------  --------  --------
Net income (loss)................................................ $     199  $    215  $     91
                                                                  =========  ========  ========

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                    2012        2011        2010
                                                                 ----------  ----------  ---------
Net income (loss)............................................... $      199  $      215  $      91
Other comprehensive income (loss):
  Unrealized investment gains (losses), net of related offsets..         64          23         97
  Unrealized gains (losses) on derivatives......................         (1)         --         --
                                                                 ----------  ----------  ---------
  Other comprehensive income (loss), before income tax..........         63          23         97
  Income tax (expense) benefit related to items of other
   comprehensive income (loss)..................................        (22)         (8)       (34)
                                                                 ----------  ----------  ---------
  Other comprehensive income (loss), net of income tax..........         41          15         63
                                                                 ----------  ----------  ---------
Comprehensive income (loss)..................................... $      240  $      230  $     154
                                                                 ==========  ==========  =========

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      Statements of Stockholder's Equity
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                           Accumulated Other
                                                                      Comprehensive Income (Loss)
                                                                      ---------------------------
                                                                           Net
                                                 Additional             Unrealized    Other-Than-      Total
                                         Common   Paid-in   Retained    Investment     Temporary   Stockholder's
                                         Stock    Capital   Earnings  Gains (Losses)  Impairments     Equity
                                        -------- ---------- --------  --------------  -----------  -------------
Balance at December 31, 2009........... $      6   $    636   $  264      $      (35)   $      (8)    $      863
Cumulative effect of change in
 accounting principle, net of income
 tax (Note 1)..........................                          (29)                          --            (29)
                                        -------- ---------- --------  --------------  -----------  -------------
Balance at January 1, 2010.............        6        636      235             (35)          (8)           834
Net income (loss)......................                           91                                          91
Other comprehensive income (loss), net
 of income tax.........................                                           59            4             63
                                        -------- ---------- --------  --------------  -----------  -------------
Balance at December 31, 2010...........        6        636      326              24           (4)           988
Net income (loss)......................                          215                                         215
Other comprehensive income (loss), net
 of income tax.........................                                           16           (1)            15
                                        -------- ---------- --------  --------------  -----------  -------------
Balance at December 31, 2011...........        6        636      541              40           (5)         1,218
Dividend on common stock...............                          (18)                                        (18)
Net income (loss)......................                          199                                         199
Other comprehensive income (loss), net
 of income tax.........................                                           39            2             41
                                        -------- ---------- --------  --------------  -----------  -------------
Balance at December 31, 2012........... $      6   $    636   $  722      $       79    $      (3)    $    1,440
                                        ======== ========== ========  ==============  ===========  =============

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                            2012         2011         2010
                                                                                          --------     --------     -------
Cash flows from operating activities
Net income (loss)........................................................................ $    199     $    215     $    91
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Depreciation and amortization expenses..................................................        2            2           2
 Amortization of premiums and accretion of discounts associated with investments, net....       (3)          (5)         (5)
 (Gains) losses on investments and derivatives, net......................................     (321)        (329)       (114)
 (Income) loss from equity method investments, net of dividends or distributions.........       (1)          --          --
 Interest credited to policyholder account balances......................................      118          127         127
 Universal life and investment-type product policy fees..................................     (198)        (204)       (184)
 Change in accrued investment income.....................................................        1           (4)         (4)
 Change in premiums, reinsurance and other receivables...................................       74           (6)         (5)
 Change in deferred policy acquisition costs and value of business acquired, net.........      130          139          81
 Change in income tax....................................................................       68           91         (16)
 Change in other assets..................................................................      193          200         169
 Change in insurance-related liabilities and policy-related balances.....................       94           34          11
 Change in other liabilities.............................................................      (12)          14           5
                                                                                          --------     --------     -------
Net cash provided by operating activities................................................      344          274         158
                                                                                          --------     --------     -------
Cash flows from investing activities
Sales, maturities and repayments of:
  Fixed maturity securities..............................................................      909          696         548
  Equity securities......................................................................        6            5           1
  Mortgage loans.........................................................................       13            3           4
  Other limited partnership interests....................................................        1            4          --
Purchases of:
  Fixed maturity securities..............................................................     (958)        (840)       (695)
  Equity securities......................................................................      (13)         (13)        (10)
  Mortgage loans.........................................................................      (72)         (98)        (34)
  Other limited partnership interests....................................................      (15)          (2)         (8)
Cash received in connection with freestanding derivatives................................        5            1          32
Cash paid in connection with freestanding derivatives....................................       (1)          --         (25)
Issuances of loans to affiliates.........................................................       --          (45)         --
Net change in policy loans...............................................................       (1)           1           1
Net change in short-term investments.....................................................      (70)         (12)         73
Net change in other invested assets......................................................       --           --          14
                                                                                          --------     --------     -------
Net cash used in investing activities....................................................     (196)        (300)        (99)
                                                                                          --------     --------     -------
Cash flows from financing activities
Policyholder account balances:
  Deposits...............................................................................    1,077          725         491
  Withdrawals............................................................................   (1,155)        (732)       (654)
Net change in payables for collateral under securities loaned and other transactions.....      (87)          46          26
Dividend on common stock.................................................................      (18)          --          --
Other, net...............................................................................       18           --          --
                                                                                          --------     --------     -------
Net cash (used in) provided by financing activities......................................     (165)          39        (137)
                                                                                          --------     --------     -------
Change in cash and cash equivalents......................................................      (17)          13         (78)
Cash and cash equivalents, beginning of year.............................................       44           31         109
                                                                                          --------     --------     -------
Cash and cash equivalents, end of year................................................... $     27     $     44     $    31
                                                                                          ========     ========     =======
Supplemental disclosures of cash flow information:
Net cash paid (received) for:
  Income tax............................................................................. $     27     $     (1)    $    42
                                                                                          ========     ========     =======

              See accompanying notes to the financial statements.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Notes to the Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  MetLife Investors Insurance Company ("MLIIC"), a Missouri domiciled life insurance company (the "Company") is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company markets and administers traditional life, universal life, variable and fixed annuity products to individuals. The Company is licensed to conduct business in 49 states and the District of Columbia. Most of the policies issued present no significant mortality or longevity risk to the Company, but rather represent investment deposits by the policyholders.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

  The Company reports separate account assets at their fair value which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


 Reclassifications

  Certain amounts in the prior years' financial statements and related footnotes thereto have been reclassified to conform with the current year presentation. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              2
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     3
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            4
--------------------------------------------------------------------------------------------------------
Investments                                                                                            5
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            6
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                             7
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            10
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              11
--------------------------------------------------------------------------------------------------------

 Insurance

   Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

  Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

  Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

   Other Policy-Related Balances

  Other policy-related balances include policy and contract claims and unearned revenue liabilities.

  The liability for policy and contract claims generally relates to incurred but not reported death claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to deferred policy acquisition costs ("DAC") as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

   Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

  .  incremental direct costs of contract acquisition, such as commissions;
  . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
  . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

  DAC and VOBA are amortized as follows:

------------------------------------------------------------------------------------------------------
Products:                                         In proportion to the following over estimated lives
                                                  of the contracts:
------------------------------------------------------------------------------------------------------
..  Fixed and variable universal life contracts    Actual and expected future gross profits.
..  Fixed and variable deferred annuity contracts
------------------------------------------------------------------------------------------------------

  See Note 3 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

  The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

 Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business, are recorded as ceded premiums and ceded future policy benefit liabilities are established.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  Premiums, fees and policyholder benefits and claims are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

   Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

   Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

  policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

   Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 5.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

   Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

  Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

   Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

   Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

   Other Invested Assets

    Other invested assets consist principally of the following:

   . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
   . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.

   Securities Lending Program

    Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

  The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

   Freestanding Derivatives

  Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

   Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

   Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

  . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
  . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
  . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's balance sheets. In addition, the notes to these financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired which represents the future economic benefits arising from such net assets acquired that could not be individually identified. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit.

  For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  In performing the Company's goodwill impairment test, the estimated fair value of the reporting unit is determined using a market multiple approach. When further corroboration is required, the Company uses a discounted cash flow approach. The Company may use additional valuation methodologies when appropriate.

  The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting unit include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels and the discount rate that the Company believes is appropriate for the reporting unit.

  The Company applies significant judgment when determining the estimated fair value of the Company's reporting unit. The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting unit could result in goodwill impairments in future periods which could adversely affect the Company's results of operations or financial position.

  During the 2012 impairment test of goodwill, the analysis indicated that the fair value of the reporting unit was below its carrying value. As a result, the Company performed additional analysis to measure the amount of goodwill impairment, if any. It was determined that the carrying amount of the reporting unit's goodwill was less than its implied fair value and, therefore, goodwill was not impaired. On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting unit to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions may have an impact on the estimated fair value and could result in future impairments of goodwill. The Company has no accumulated goodwill impairment as of December 31, 2012. Goodwill was $33 million at both December 31, 2012 and 2011.

 Income Tax

  The Company joins the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

 Other Accounting Policies

   Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

   Computer Software

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $14 million and

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

$13 million at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $6 million and $4 million at December 31, 2012 and 2011, respectively. Related amortization expense was $2 million for each of the years ended December 31, 2012, 2011 and 2010.

  Other Revenues

  Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements. Such fees are recognized in the period in which services are performed.

 Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported balance sheets:

                                                                        As Previously Reported    Adjustment
                                                                        ---------------------- -----------------
                                                                          December 31, 2011    December 31, 2011
                                                                        ---------------------- -----------------
                                                                                               (In millions)
Assets
 Deferred policy acquisition costs and value of business acquired (1)..      $             314    $          (28)
Liabilities
 Deferred income tax liability.........................................      $             228    $          (10)
Equity
 Retained earnings.....................................................      $             561    $          (20)
 Accumulated other comprehensive income (loss).........................      $              33    $            2
 Total stockholder's equity............................................      $           1,236    $          (18)

                                                                           As Adjusted
                                                                        -----------------
                                                                        December 31, 2011
                                                                        -----------------

Assets
 Deferred policy acquisition costs and value of business acquired (1)..    $          286
Liabilities
 Deferred income tax liability.........................................    $          218
Equity
 Retained earnings.....................................................    $          541
 Accumulated other comprehensive income (loss).........................    $           35
 Total stockholder's equity............................................    $        1,218

--------

(1)Value of business acquired was not impacted by the adoption of this guidance.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported statements of operations:

                                                 As Previously Reported         Adjustment              As Adjusted
                                                 ------------------------ -----------------------  ------------------------
                                                 Years Ended December 31, Years Ended December 31, Years Ended December 31,
                                                 ------------------------ -----------------------  ------------------------
                                                    2011         2010        2011         2010        2011         2010
                                                 ----------   ----------  ----------   ---------   ----------   ----------
                                                                           (In millions)
Expenses
 Other expenses................................. $      270   $      202  $      (11)  $      (3)  $      259   $      199
 Income (loss) before provision for income tax.. $      294   $      115  $       11   $       3   $      305   $      118
 Provision for income tax expense (benefit)..... $       86   $       26  $        4   $       1   $       90   $       27
 Net income (loss).............................. $      208   $       89  $        7   $       2   $      215   $       91

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported statements of cash flows:

                                           As Previously Reported         Adjustment                As Adjusted
                                           ----------------------   -----------------------  ------------------------
                                           Years Ended December 31, Years Ended December 31, Years Ended December 31,
                                           ----------------------   -----------------------  ------------------------
                                              2011         2010        2011         2010         2011         2010
                                           -----------  ----------  ----------   ---------   ------------ -----------
                                                                        (In millions)
Cash flows from operating activities
  Net income (loss)....................... $       208  $       89  $        7   $       2   $        215 $        91
  Change in deferred policy acquisition
   costs and value of business acquired,
   net.................................... $       150  $       84  $      (11)  $      (3)  $        139 $        81
  Change in income tax.................... $        87  $      (17) $        4   $       1   $         91 $       (16)

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. In 2012, the Company proceeded to Step 1 of the two-step impairment analysis for all of the Company's reporting units. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 7.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of variable interest entities ("VIEs"). The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity, eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

 Future Adoption of New Accounting Pronouncements

  In February 2013, the FASB issued new guidance regarding liabilities (Accounting Standards Update ("ASU") 2013-04, Liabilities (Topic 405):
Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its financial statements.

  In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its financial statements.

  In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The Company is currently evaluating the impact of this guidance on its financial statements and related disclosures.

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
----------------------------------------------------------------------------------------------------------------
Non-participating life       Aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities are 5%.
----------------------------------------------------------------------------------------------------------------
Traditional fixed annuities  Present value of expected future payments. Interest rate assumptions used in
after annuitization          establishing such liabilities range from 3% to 8%.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 1% to 8%, less expenses, mortality charges and withdrawals.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 6. Guarantees accounted for as insurance liabilities include:

Guarantee:                                 Measurement Assumptions:
-------------------------------------------------------------------------------

GMDBs  .  A return of purchase payment     .  Present value of expected death
          upon death even if the account      benefits in excess of the
          value is reduced to zero.           projected account balance
                                              recognizing the excess ratably
                                              over the accumulation period
                                              based on the present value of
                                              total expected assessments.

       .  An enhanced death benefit may    .  Assumptions are consistent with
          be available for an additional      those used for amortizing DAC,
          fee.                                and are thus subject to the same
                                              variability and risk.

                                           .  Investment performance and
                                              volatility assumptions are
                                              consistent with the historical
                                              experience of the appropriate
                                              underlying equity index, such as
                                              the Standard & Poor's Ratings
                                              Services ("S&P") 500 Index.

                                           .  Benefit assumptions are based on
                                              the average benefits payable
                                              over a range of scenarios.
-------------------------------------------------------------------------------

GMIBs  .  After a specified period of      .  Present value of expected income
          time determined at the time of      benefits in excess of the
          issuance of the variable            projected account balance at any
          annuity contract, a minimum         future date of annuitization and
          accumulation of purchase            recognizing the excess ratably
          payments, even if the account       over the accumulation period
          value is reduced to zero, that      based on present value of total
          can be annuitized to receive a      expected assessments.
          monthly income stream that is
          not less than a specified
          amount.

       .  Certain contracts also provide   .  Assumptions are consistent with
          for a guaranteed lump sum           those used for estimating GMDBs
          return of purchase premium in       liabilities.
          lieu of the annuitization
          benefit.

                                           .  Calculation incorporates an
                                              assumption for the percentage of
                                              the potential annuitizations
                                              that may be elected by the
                                              contractholder.
-------------------------------------------------------------------------------

GMWBs  .  A return of purchase payment     .  Expected value of the life
          via partial withdrawals, even       contingent payments and expected
          if the account value is reduced     assessments using assumptions
          to zero, provided that              consistent with those used for
          cumulative withdrawals in a         estimating the GMDBs liabilities.
          contract year do not exceed a
          certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity contracts was as follows:

                                         Annuity Contracts
                                        --------------------
                                          GMDBs      GMIBs     Total
                                        ---------  --------- ---------
                                                 (In millions)
         Direct
         Balance at January 1, 2010.... $      28  $      70 $      98
         Incurred guaranteed benefits..        28         18        46
         Paid guaranteed benefits......       (24)        --       (24)
                                        ---------  --------- ---------
         Balance at December 31, 2010..        32         88       120
         Incurred guaranteed benefits..        17         31        48
         Paid guaranteed benefits......        (7)        --        (7)
                                        ---------  --------- ---------
         Balance at December 31, 2011..        42        119       161
         Incurred guaranteed benefits..        10         98       108
         Paid guaranteed benefits......        (9)        --        (9)
                                        ---------  --------- ---------
         Balance at December 31, 2012.. $      43  $     217 $     260
                                        =========  ========= =========

         Ceded
         Balance at January 1, 2010.... $      28  $      24 $      52
         Incurred guaranteed benefits..        28          6        34
         Paid guaranteed benefits......       (24)        --       (24)
                                        ---------  --------- ---------
         Balance at December 31, 2010..        32         30        62
         Incurred guaranteed benefits..        17         11        28
         Paid guaranteed benefits......        (7)        --        (7)
                                        ---------  --------- ---------
         Balance at December 31, 2011..        42         41        83
         Incurred guaranteed benefits..        10         34        44
         Paid guaranteed benefits......        (9)        --        (9)
                                        ---------  --------- ---------
         Balance at December 31, 2012.. $      43  $      75 $     118
                                        =========  ========= =========

         Net
         Balance at January 1, 2010.... $      --  $      46 $      46
         Incurred guaranteed benefits..        --         12        12
         Paid guaranteed benefits......        --         --        --
                                        ---------  --------- ---------
         Balance at December 31, 2010..        --         58        58
         Incurred guaranteed benefits..        --         20        20
         Paid guaranteed benefits......        --         --        --
                                        ---------  --------- ---------
         Balance at December 31, 2011..        --         78        78
         Incurred guaranteed benefits..        --         64        64
         Paid guaranteed benefits......        --         --        --
                                        ---------  --------- ---------
         Balance at December 31, 2012.. $      --  $     142 $     142
                                        =========  ========= =========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                      ---------------------
                                         2012       2011
                                      ---------- ----------
                                          (In millions)
                     Fund Groupings:
                     Balanced........ $    6,507 $    5,965
                     Equity..........      3,622      3,461
                     Bond............        588        564
                     Specialty.......        194        174
                     Money Market....        118        131
                                      ---------- ----------
                      Total.......... $   11,029 $   10,295
                                      ========== ==========

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

  Variable Annuity Guarantees

   In the Event of Death

    Defined as the guaranteed minimum death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

   At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that only allow annuitization of the guaranteed amount after the 10th anniversary of the contract, which not all contractholders have achieved.

    Information regarding the types of guarantees relating to annuity contracts was as follows at:

                                                                    December 31,
                                          -------------------------------------------------------------
                                                        2012                             2011
                                          ----------------------------     ----------------------------
                                              In the          At               In the          At
                                          Event of Death Annuitization     Event of Death Annuitization
                                          -------------- -------------     -------------- -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value.............    $    12,309    $    7,963        $    11,575    $    7,341
Separate account value...................    $    11,797    $    7,715        $    11,011    $    7,066
Net amount at risk.......................    $       594    $      554 (2)    $     1,165    $      346 (2)
Average attained age of contractholders..       66 years      65 years           65 years      64 years

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


--------

(1)The Company's annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

(2)The Company had previously disclosed the NAR based on the excess of the benefit base over the contractholder's total contract account value on the balance sheet date. Such amounts were $1.3 billion and $1.7 billion at December 31, 2012 and 2011, respectively. The Company has provided, in the table above, the NAR as defined above. The Company believes that this definition is more representative of the potential economic exposures of these guarantees as the contractholders do not have access to this difference other than through annuitization.

Obligations Under Funding Agreements

  MLIIC is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB common stock, included in equity securities, were as follows at:

                                                               December 31,
                                                            -------------------
                                                              2012      2011
                                                            --------- ---------
                                                               (In millions)
FHLB of Des Moines......................................... $      28 $      20

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                        Liability            Collateral
                                    ----------------- ---------------------
                                                   December 31,
                                    ---------------------------------------
                                      2012     2011       2012         2011
                                    -------- -------- --------     --------
                                                   (In millions)
FHLB of Des Moines (1)............. $    405 $    220 $    604 (2) $    291 (2)

--------

(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

Separate Accounts

  Separate account assets and liabilities consist of pass-through separate accounts totaling $11.1 billion and $10.3 billion at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


3. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

  Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

  Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross profits. These assumptions primarily relate to investment returns, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                   Years Ended December 31,
                                                 ----------------------------
                                                   2012      2011      2010
                                                 --------  --------  --------
                                                         (In millions)
  DAC
  Balance at January 1,......................... $    220  $    352  $    403
  Capitalizations...............................       19        34        38
  Amortization related to:
    Net investment gains (losses)...............      (96)      (84)      (35)
    Other expenses..............................      (38)      (76)      (48)
                                                 --------  --------  --------
     Total amortization.........................     (134)     (160)      (83)
                                                 --------  --------  --------
  Unrealized investment gains (losses)..........       (8)       (6)       (6)
                                                 --------  --------  --------
  Balance at December 31,.......................       97       220       352
                                                 --------  --------  --------
  VOBA
  Balance at January 1,.........................       66        79       116
  Total amortization related to other expenses..      (14)      (12)      (36)
  Unrealized investment gains (losses)..........       (1)       (1)       (1)
                                                 --------  --------  --------
  Balance at December 31,.......................       51        66        79
                                                 --------  --------  --------
  Total DAC and VOBA
  Balance at December 31,....................... $    148  $    286  $    431
                                                 ========  ========  ========

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  Information regarding other policy-related intangibles was as follows:

                                          Years Ended December 31,
                                         -------------------------
                                           2012     2011     2010
                                         -------  -------  -------
                                               (In millions)
             Deferred Sales Inducements
             Balance at January 1,...... $    71  $    84  $    86
             Capitalization.............       1        3        5
             Amortization...............      (7)     (16)      (7)
                                         -------  -------  -------
             Balance at December 31,.... $    65  $    71  $    84
                                         =======  =======  =======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                                                      VOBA
                                                                  -------------
                                                                  (In millions)
2013............................................................. $          12
2014............................................................. $          10
2015............................................................. $           9
2016............................................................. $           8
2017............................................................. $           6

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics.

  The Company currently reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities to affiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The Company also reinsures 90% of its fixed annuities to an affiliated reinsurer. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its remaining business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The Company had $8 million and $10 million of unsecured unaffiliated ceded reinsurance recoverable balances at December 31, 2012 and 2011, respectively. Of these totals, 100% were with the Company's five largest unaffiliated ceded reinsurers at both December 31, 2012 and 2011.

  The amounts in the statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                Years Ended December 31,
                                                                ----------------------
                                                                 2012     2011    2010
                                                                ------   ------  ------
                                                                     (In millions)
Premiums:
Direct premiums................................................ $   12   $    8  $    6
Reinsurance ceded..............................................     (1)      (1)     (1)
                                                                ------   ------  ------
  Net premiums................................................. $   11   $    7  $    5
                                                                ======   ======  ======
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees.. $  237   $  240  $  216
Reinsurance ceded..............................................    (39)     (36)    (32)
                                                                ------   ------  ------
  Net universal life and investment-type product policy fees... $  198   $  204  $  184
                                                                ======   ======  ======
Other revenues:
Direct other revenues.......................................... $   25   $   26  $   22
Reinsurance ceded..............................................     68       78      78
                                                                ------   ------  ------
  Net other revenues........................................... $   93   $  104  $  100
                                                                ======   ======  ======
Policyholder benefits and claims:
Direct policyholder benefits and claims........................ $  144   $   92  $   68
Reinsurance ceded..............................................    (44)     (33)    (29)
                                                                ------   ------  ------
  Net policyholder benefits and claims......................... $  100   $   59  $   39
                                                                ======   ======  ======

  The amounts in the balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                                      December 31,
                                                                   ---------------------------------------------------
                                                                             2012                      2011
                                                                   ------------------------- -------------------------
                                                                                     Total                     Total
                                                                                    Balance                   Balance
                                                                   Direct   Ceded    Sheet   Direct   Ceded    Sheet
                                                                   ------ --------  -------- ------ --------  --------
                                                                                      (In millions)
Assets:
Premiums, reinsurance and other receivables....................... $   26 $  2,459  $  2,485 $    9 $  2,305  $  2,314
Deferred policy acquisition costs and value of business acquired..    207      (59)      148    343      (57)      286
                                                                   ------ --------  -------- ------ --------  --------
 Total assets..................................................... $  233 $  2,400  $  2,633 $  352 $  2,248  $  2,600
                                                                   ====== ========  ======== ====== ========  ========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. Deposit assets and deposit liabilities, if any, are the result of affiliated reinsurance transactions. See "-- Related Party Reinsurance Transactions."

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including Metropolitan Life Insurance Company, General American Life Insurance Company, Exeter Reassurance Company, Ltd. ("Exeter") and MetLife Insurance Company of Connecticut, all of which are related parties.

  Information regarding the significant effects of affiliated reinsurance included in the statements of operations was as follows.

                                                          Years Ended December 31,
                                                         -------------------------
                                                           2012     2011     2010
                                                         -------  -------  -------
                                                               (In millions)
Premiums:
Reinsurance ceded....................................... $    (1) $    --  $    --

Universal life and investment-type product policy fees:
Reinsurance ceded....................................... $   (39) $   (35) $   (32)

Other revenues:
Reinsurance ceded....................................... $    68  $    78  $    78

Policyholder benefits and claims:
Reinsurance ceded....................................... $   (44) $   (31) $   (26)

  Information regarding the significant effects of ceded affiliated reinsurance included in the balance sheets was as follows at:

                                                                        December 31,
                                                                   ----------------------
                                                                      2012        2011
                                                                   ----------  ----------
                                                                        (In millions)
Assets:
Premiums, reinsurance and other receivables....................... $    2,451  $    2,295
Deferred policy acquisition costs and value of business acquired..        (59)        (57)
                                                                   ----------  ----------
  Total assets.................................................... $    2,392  $    2,238
                                                                   ==========  ==========

  The Company ceded risks to affiliates related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with these cessions are included within premiums, reinsurance and other receivables and were assets of $959 million and $715 million at December 31, 2012 and 2011, respectively. Net derivative gains (losses) associated with the embedded derivatives were $190 million, $380 million and $42 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and irrevocable letters of credit. The Company had $1.4 billion and $1.5 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $1.4 billion at both December 31, 2012 and 2011. There were no deposit liabilities on affiliated reinsurance at both December 31, 2012 and 2011.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

Fixed Maturity and Equity Securities AFS

  Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including commercial mortgage-backed securities ("CMBS"), RMBS and ABS.

                                                December 31, 2012                           December 31, 2011
                                   ------------------------------------------- -------------------------------------------
                                                Gross Unrealized                            Gross Unrealized
                                    Cost or  ----------------------- Estimated  Cost or  ----------------------- Estimated
                                   Amortized        Temporary  OTTI    Fair    Amortized        Temporary  OTTI    Fair
                                     Cost    Gains   Losses   Losses   Value     Cost    Gains   Losses   Losses   Value
                                   --------- ------ --------- ------ --------- --------- ------ --------- ------ ---------
                                                                        (In millions)
Fixed Maturity Securities:
U.S. corporate....................  $    913 $   87  $      1   $ --  $    999  $    908 $   59  $      9  $  --  $    958
U.S. Treasury and agency..........       391      6        --     --       397       325      7        --     --       332
CMBS..............................       302     17        --     --       319       276     12         2     --       286
RMBS..............................       286     21         4      6       297       317     17        10     10       314
Foreign corporate.................       209     14         1     --       222       150      9         3     --       156
ABS...............................        51      4         1     --        54       131      5         2     --       134
State and political subdivision...        17      3        --     --        20        17      2        --     --        19
Foreign government................         9      3        --     --        12         8      3        --     --        11
                                   --------- ------ --------- ------ --------- --------- ------ --------- ------ ---------
 Total fixed maturity securities..  $  2,178 $  155  $      7   $  6  $  2,320  $  2,132 $  114  $     26  $  10  $  2,210
                                   --------- ------ --------- ------ --------- --------- ------ --------- ------ ---------
Equity Securities:
Common............................  $     28 $   --  $     --   $ --  $     28  $     20 $   --  $     --  $  --  $     20
Non-redeemable preferred..........        20     --         3     --        17        20     --         5     --        15
                                   --------- ------ --------- ------ --------- --------- ------ --------- ------ ---------
 Total equity securities..........  $     48 $   --  $      3   $ --  $     45  $     40 $   --  $      5  $  --  $     35
                                   ========= ====== ========= ====== ========= ========= ====== ========= ====== =========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The Company held non-income producing fixed maturity securities with an estimated fair value of less than $1 million at December 31, 2012. There were no non-income producing fixed maturity securities held at December 31, 2011.

   Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                          December 31,
                                             ---------------------------------------
                                                    2012                2011
                                             ------------------- -------------------
                                                       Estimated           Estimated
                                             Amortized   Fair    Amortized   Fair
                                               Cost      Value     Cost      Value
                                             --------- --------- --------- ---------
                                                          (In millions)
Due in one year or less.....................   $   306   $   308   $   158   $   160
Due after one year through five years.......       446       476       457       481
Due after five years through ten years......       588       657       535       575
Due after ten years.........................       199       209       258       260
                                             --------- --------- --------- ---------
  Subtotal..................................     1,539     1,650     1,408     1,476
Structured securities (CMBS, RMBS and ABS)..       639       670       724       734
                                             --------- --------- --------- ---------
  Total fixed maturity securities...........   $ 2,178   $ 2,320   $ 2,132   $ 2,210
                                             ========= ========= ========= =========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. CMBS, RMBS and ABS are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


                                               December 31, 2012                         December 31, 2011
                                   ----------------------------------------- -----------------------------------------
                                                        Equal to or Greater                       Equal to or Greater
                                   Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                   -------------------- -------------------- -------------------- --------------------
                                   Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                     Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                     Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                   --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                       (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate....................     $  20       $  1      $  9      $  --     $  68       $  1     $  36       $  8
U.S. Treasury and agency..........        60         --        --         --        35         --        --         --
CMBS..............................         4         --        15         --        28          1        24          1
RMBS..............................        --         --        49         10        76          5        39         15
Foreign corporate.................         2         --         7          1        23          1         6          2
ABS...............................        --         --         5          1        45          1        22          1
Foreign government................         1         --        --         --         1         --        --         --
                                   --------- ---------- --------- ---------- --------- ---------- --------- ----------
 Total fixed maturity securities..     $  87       $  1      $ 85      $  12     $ 276       $  9     $ 127       $ 27
                                   ========= ========== ========= ========== ========= ========== ========= ==========
Equity Securities:
Non-redeemable preferred..........     $  --       $ --      $ 17      $   3     $  --       $ --     $  15       $  5
                                   ========= ========== ========= ========== ========= ========== ========= ==========
Total number of securities in an
 unrealized loss position.........        18                   22                   74                   38
                                   =========            =========            =========            =========

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

   Evaluation and Measurement Methodologies

     Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
   (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
   (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

      . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

      . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

      . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

      . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

   Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position, decreased $23 million during the year ended December 31, 2012 from $36 million to $13 million. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $6 million of the total $13 million of gross unrealized losses were from one fixed maturity security with an unrealized loss position of 20% or more of amortized cost for six months or greater.

    All of the $6 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater are related to gross unrealized losses on one below investment grade fixed maturity security. Unrealized losses on the below investment grade fixed maturity security are related to non-agency RMBS (alternative residential mortgage loans) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates this non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

   Equity Securities

    Equity securities in an unrealized loss position decreased $2 million during the year ended December 31, 2012 from $5 million to $3 million. None of the $3 million of gross unrealized losses were from equity securities with gross unrealized losses of 20% or more of cost for twelve months or greater. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was attributable to improving equity markets.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


 Mortgage Loans

  Mortgage Loans by Portfolio Segment

    Mortgage loans are summarized as follows at:

                                                 December 31,
                                 -------------------------------------------
                                          2012                   2011
                                 --------------------   --------------------
                                   Carrying      % of     Carrying      % of
                                     Value       Total      Value       Total
                                 -------------  -----   -------------  -----
                                 (In millions)          (In millions)
  Mortgage loans:
    Commercial..................  $        238   83.8 %  $        179   79.2 %
    Agricultural................            48   16.9              49   21.7
                                 -------------  -----   -------------  -----
     Subtotal (1)...............           286  100.7             228  100.9
    Valuation allowances........            (2)  (0.7)             (2)  (0.9)
                                 -------------  -----   -------------  -----
     Total mortgage loans, net..  $        284  100.0 %  $        226  100.0 %
                                 =============  =====   =============  =====

----------

(1)In 2012, the Company purchased $48 million of commercial mortgage loans, of which $38 million were purchased at estimated fair value from an affiliate, MetLife Bank, National Association. The Company did not purchase any mortgage loans during the year ended December 31, 2011.

  Mortgage Loans and Valuation Allowance by Portfolio Segment

    All commercial and agricultural mortgage loans held at both December 31, 2012 and 2011 were evaluated collectively for credit losses. The valuation allowances maintained at both December 31, 2012 and 2011 were primarily for the commercial mortgage loan portfolio segment and were for non-specifically identified credit losses. The valuation allowance for agricultural mortgage loans was less than $1 million at both December 31, 2012 and 2011.

  Valuation Allowance Rollforward by Portfolio Segment

    The changes in the valuation allowance, by portfolio segment, were as follows:

                                       Commercial Agricultural  Total
                                       ---------- ------------ --------
                                                (In millions)
        Balance at January 1, 2010.... $        1   $       -- $      1
        Provision (release)...........         --           --       --
                                       ----------   ---------- --------
        Balance at December 31, 2010..          1           --        1
        Provision (release)...........          1           --        1
                                       ----------   ---------- --------
        Balance at December 31, 2011..          2           --        2
        Provision (release)...........         --           --       --
                                       ----------   ---------- --------
        Balance at December 31, 2012.. $        2   $       -- $      2
                                       ==========   ========== ========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for both loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

  compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                     Recorded Investment
                       -----------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------           % of       Estimated     % of
                       > 1.20x 1.00x - 1.20x < 1.00x  Total    Total     Fair Value     Total
                       ------- ------------- ------- ------- ---------  ------------- ---------
                                        (In millions)                   (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $   194       $    10 $     9 $   213      89.5%       $   231      90.2%
65% to 75%............      15            --      10      25      10.5             25       9.8
76% to 80%............      --            --      --      --        --             --        --
Greater than 80%......      --            --      --      --        --             --        --
                       ------- ------------- ------- ------- ---------  ------------- ---------
 Total................ $   209       $    10 $    19 $   238     100.0%       $   256     100.0%
                       ======= ============= ======= ======= =========  ============= =========
December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $   147       $    -- $    -- $   147      82.1%       $   158      83.2%
65% to 75%............      30             2      --      32      17.9             32      16.8
76% to 80%............      --            --      --      --        --             --        --
Greater than 80%......      --            --      --      --        --             --        --
                       ------- ------------- ------- ------- ---------  ------------- ---------
 Total................ $   177       $     2 $    -- $   179     100.0%       $   190     100.0%
                       ======= ============= ======= ======= =========  ============= =========

Credit Quality of Agricultural Mortgage Loans

  All of the agricultural mortgage loans held at both December 31, 2012 and 2011 had loan-to-value ratios less than 65%.

Past Due, Interest Accrual Status and Impaired Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at both December 31, 2012 and 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The Company had no impaired mortgage loans, no loans past due and no loans in non-accrual status at both December 31, 2012 and 2011. The Company did not recognize interest income on impaired mortgage loans during the years ended December 31, 2012, 2011 and 2010.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Mortgage Loans Modified in a Troubled Debt Restructuring

  The Company may grant concessions related to borrowers experiencing financial difficulties which are classified as troubled debt restructurings. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The Company had no mortgage loans modified during the year in a troubled debt restructuring at both December 31, 2012 and 2011.

Other Invested Assets

  Other invested assets is comprised of freestanding derivatives with positive estimated fair values (see Note 6) and loans to affiliates (see "-- Related Party Investment Transactions).

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $23 million and $4 million at December 31, 2012 and 2011, respectively.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                           -----------------------
                                                                             2012    2011    2010
                                                                           -------  ------  ------
                                                                                (In millions)
Fixed maturity securities................................................. $   148  $   88  $   49
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss).............................................      (6)    (10)     (8)
                                                                           -------  ------  ------
   Total fixed maturity securities........................................     142      78      41
Equity securities.........................................................      (3)     (5)     (4)
Derivatives...............................................................       1       2       1
Short-term investments....................................................      (1)     (1)     (1)
                                                                           -------  ------  ------
   Subtotal...............................................................     139      74      37
                                                                           -------  ------  ------
Amounts allocated from:
 Insurance liability loss recognition.....................................      --      (7)     --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)......................................       1       1       1
 DAC and VOBA.............................................................     (24)    (15)     (8)
                                                                           -------  ------  ------
   Subtotal...............................................................     (23)    (21)     (7)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss).............       2       4       3
Deferred income tax benefit (expense).....................................     (42)    (22)    (13)
                                                                           -------  ------  ------
Net unrealized investment gains (losses).................................. $    76  $   35  $   20
                                                                           =======  ======  ======

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                       Years Ended December 31,
                                                       ----------------------
                                                          2012         2011
                                                       ----------   ----------
                                                            (In millions)
 Balance, January 1,.................................. $      (10)  $       (8)
 Securities sold with previous noncredit OTTI loss....          3            1
 Subsequent changes in estimated fair value...........          1           (3)
                                                       ----------   ----------
 Balance, December 31,................................ $       (6)  $      (10)
                                                       ==========   ==========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                                   Years Ended December 31,
                                                                                   -----------------------
                                                                                    2012    2011    2010
                                                                                   -----   -----   ------
                                                                                       (In millions)
Balance, beginning of period...................................................... $  35   $  20   $  (43)
Fixed maturity securities on which noncredit OTTI losses have been recognized.....     4      (2)      10
Unrealized investment gains (losses) during the year..............................    61      39       93
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition......................................     7      (7)      --
 DAC and VOBA related to noncredit OTTI losses recognized in accumulated
   other comprehensive income (loss)..............................................    --      --       (4)
 DAC and VOBA.....................................................................    (9)     (7)      (3)
Deferred income tax benefit (expense) related to noncredit OTTI losses recognized
  in accumulated other comprehensive income (loss)................................    (2)      1       (2)
Deferred income tax benefit (expense).............................................   (20)     (9)     (31)
                                                                                   -----   -----   ------
Balance, end of period............................................................ $  76   $  35   $   20
                                                                                   =====   =====   ======
Change in net unrealized investment gains (losses)................................ $  41   $  15   $   63
                                                                                   =====   =====   ======

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's stockholder's equity, other than the U.S. government and its agencies, at both December 31, 2012 and 2011.

Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
Securities on loan: (1)
  Amortized cost............................................. $    185 $    273
  Estimated fair value....................................... $    191 $    280
Cash collateral on deposit from counterparties (2)........... $    196 $    288
Reinvestment portfolio -- estimated fair value............... $    196 $    282

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for fixed maturity securities.

                                                                  December 31,
                                                                  -------------
                                                                    2012   2011
                                                                  ------ ------
                                                                  (In millions)
Invested assets on deposit (regulatory deposits).................   $  4     $8
Invested assets pledged as collateral (1)........................    620      1
                                                                  ------ ------
  Total invested assets on deposit and pledged as collateral.....   $624     $9
                                                                  ====== ======

--------

(1)The Company has pledged fixed maturity securities in connection with funding agreements (see Note 2) and derivative transactions (see Note 6).

Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. If the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity it would be the primary beneficiary and consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the financial statements.

  Consolidated VIEs

    There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  Unconsolidated VIEs

    The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                  December 31,
                                                    -----------------------------------------
                                                            2012                 2011
                                                    -------------------- --------------------
                                                               Maximum              Maximum
                                                    Carrying  Exposure   Carrying  Exposure
                                                     Amount  to Loss (1)  Amount  to Loss (1)
                                                    -------- ----------- -------- -----------
                                                                  (In millions)
Fixed maturity securities AFS:
  Structured securities (CMBS, RMBS, and ABS) (2)..   $  670      $  670   $  734      $  734
  U.S. and foreign corporate.......................       23          23       14          14
Equity securities AFS:.............................
  Non-redeemable preferred.........................       17          17       15          15
Other limited partnership interests................       14          15        1           2
                                                    -------- ----------- -------- -----------
  Total............................................   $  724      $  725   $  764      $  765
                                                    ======== =========== ======== ===========

--------

(1)The maximum exposure to loss relating to fixed maturity and equity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

  As described in Note 11, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Net Investment Income

  The components of net investment income were as follows:

                                                       Years Ended December 31,
                                                       -----------------------
                                                         2012    2011    2010
                                                       ------  ------  ------
                                                           (In millions)
Investment income:
Fixed maturity securities............................. $   98  $  104  $   95
Equity securities.....................................      1       2       1
Mortgage loans........................................     15      10       8
Policy loans..........................................      2       2       2
Other limited partnership interests...................      1      --      --
Cash, cash equivalents and short-term investments.....     --      --      (1)
                                                       ------  ------  ------
  Subtotal............................................    117     118     105
Less: Investment expenses.............................      4       4       4
                                                       ------  ------  ------
  Net investment income............................... $  113  $  114  $  101
                                                       ======  ======  ======

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

  The components of net investment gains (losses) were as follows:

                                                       Years Ended December 31,
                                                       ----------------------
                                                         2012     2011    2010
                                                       ------   ------  ------
                                                            (In millions)
 Total gains (losses) on fixed maturity
   securities:
   Total OTTI losses recognized -- by sector and
    industry:
    U.S. and foreign corporate securities -- by
      industry:
      Finance.........................................  $  (1)   $  --   $  --
      Utility.........................................     (1)      --      --
                                                       ------   ------  ------
        Total U.S. and foreign corporate
          securities..................................     (2)      --      --
    ABS...............................................     --       --      (2)
    RMBS..............................................     --       --      (2)
    CMBS..............................................     --       --      (1)
                                                       ------   ------  ------
   OTTI losses on fixed maturity securities
    recognized in earnings............................     (2)      --      (5)
   Fixed maturity securities -- net gains
    (losses) on sales and disposals...................     (2)      (5)     (4)
                                                       ------   ------  ------
    Total gains (losses) on fixed maturity
      securities......................................     (4)      (5)     (9)
                                                       ------   ------  ------
    Total net investment gains (losses)...............  $  (4)   $  (5)  $  (9)
                                                       ======   ======  ======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                                Years Ended December 31,
                                           -----------------------------------------------------------------
                                             2012       2011       2010      2012  2011  2010   2012   2011   2010
                                           --------    -------    -------    ----- ----- ----- -----  -----  -----
                                            Fixed Maturity Securities        Equity Securities        Total
                                           --------------------------        ----------------- -------------------
                                                                               (In millions)
Proceeds..................................   $  576      $ 318      $ 268    $   1 $   5 $   1 $ 577  $ 323  $ 269
                                           ========    =======    =======    ===== ===== ===== =====  =====  =====
Gross investment gains....................   $    2      $   3      $   1    $  -- $  -- $  -- $   2  $   3  $   1
                                           --------    -------    -------    ----- ----- ----- -----  -----  -----
Gross investment losses...................       (4)        (8)        (5)      --    --    --    (4)    (8)    (5)
                                           --------    -------    -------    ----- ----- ----- -----  -----  -----
Total OTTI losses recognized in earnings:
  Credit-related..........................       (1)        --         (5)      --    --    --    (1)    --     (5)
  Other (1)...............................       (1)        --         --       --    --    --    (1)    --     --
                                           --------    -------    -------    ----- ----- ----- -----  -----  -----
    Total OTTI losses recognized in
     earnings.............................       (2)        --         (5)      --    --    --    (2)    --     (5)
                                           --------    -------    -------    ----- ----- ----- -----  -----  -----
     Net investment gains (losses)........   $   (4)     $  (5)     $  (9)   $  -- $  -- $  -- $  (4) $  (5) $  (9)
                                           ========    =======    =======    ===== ===== ===== =====  =====  =====

--------

(1)Other OTTI losses recognized in earnings include impairments on fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                               Years Ended December 31,
                                                                               -----------------------
                                                                                 2012         2011
                                                                               --------     --------
                                                                                  (In millions)
Balance, at January 1,........................................................ $      3     $      5
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previously impaired as credit loss OTTI....................................       (1)          (2)
                                                                               --------     --------
Balance, at December 31,...................................................... $      2     $      3
                                                                               ========     ========

Related Party Investment Transactions

  In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. There were no invested assets transferred to and from affiliates for the years ended December 31, 2012, 2011 and 2010.

  The Company has an affiliated loan outstanding, which is included in other invested assets, of $45 million at both years ended December 31, 2012 and 2011. At December 31, 2011, the loan was outstanding with Exeter, an

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loan, issued in 2011, is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. Net investment income from this loan was $3 million and $1 million for the years ended December 31, 2012 and 2011, respectively.

  The Company receives investment administrative services from an affiliate. The related investment administrative service charges were $3 million for each of the years ended December 31, 2012, 2011 and 2010. The Company had no additional affiliated net investment income for both the years ended
December 31, 2012 and 2011. Additional affiliated net investment income was ($1) million for the year ended December 31, 2010.

6. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate and credit. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

 Interest Rate Derivatives

  The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps and floors.

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

  The Company purchases interest rate floors primarily to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level. In certain instances, the Company locks in the economic impact of existing purchased floors by entering into offsetting written floors. The Company utilizes interest rate floors in non-qualifying hedging relationships.

  To a lesser extent, the Company uses interest rate futures in non-qualifying hedging relationships.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


 Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency swaps to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

 Credit Derivatives

  Credit default swaps are primarily used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

Primary Risks Managed by Derivative Financial Instruments

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                               -----------------------------------------------------------
                                                                           2012                          2011
                                                               ----------------------------- -----------------------------
                                                                        Estimated Fair Value          Estimated Fair Value
                                                               Notional -------------------- Notional --------------------
                             Primary Underlying Risk Exposure   Amount   Assets  Liabilities  Amount   Assets  Liabilities
                             --------------------------------  -------- ------- ------------ -------- ------- ------------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps....... Interest rate.................... $     12 $    --   $       --  $     2 $    --    $      --
Cash flow hedges:
  Foreign currency swaps.... Foreign currency exchange rate...       27       2            1       15       3            1
                                                               -------- ------- ------------ -------- ------- ------------
   Total qualifying hedges..                                   $     39 $     2   $        1  $    17 $     3    $       1
                                                               -------- ------- ------------ -------- ------- ------------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps......... Interest rate.................... $    741 $     9   $        6  $    11 $    --    $       1
Interest rate floors........ Interest rate....................    2,040      36           17    1,040      42           --
Foreign currency swap....... Foreign currency exchange rate...       23      --            1       --      --           --
Credit default swaps........ Credit...........................       31      --           --       37       1           --
                                                               -------- ------- ------------ -------- ------- ------------
  Total non-designated or non-qualifying derivatives........      2,835      45           24    1,088      43            1
                                                               -------- ------- ------------ -------- ------- ------------
   Total...................................................    $  2,874 $    47   $       25  $ 1,105 $    46    $       2
                                                               ======== ======= ============ ======== ======= ============

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the balance sheets.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                       Years Ended December 31,
                                                       ------------------------
                                                        2012     2011    2010
                                                       ------   ------  ------
                                                          (In millions)
Derivatives and hedging gains (losses)................ $   26   $   36  $   15
Embedded derivatives..................................    303      290      87
                                                         ------  ------  ------
  Total net derivative gains (losses)................. $  329   $  326  $  102
                                                       ======    ======  ======

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for the years ended December 31, 2012, 2011 and 2010.

  The Company recognized $25 million, $14 million and $15 million of net derivative gains (losses) from settlement payments related to non-qualifying hedges for the years ended December 31, 2012, 2011 and 2010, respectively.

Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                                     Net
                                                                  Derivative
                                                                Gains (Losses)
                                                                --------------
                                                                (In millions)
For the Year Ended December 31, 2012:
Interest rate derivatives...................................... $            2
Foreign currency exchange rate derivatives.....................             (1)
Credit derivatives.............................................             --
                                                                --------------
   Total....................................................... $            1
                                                                ==============
For the Year Ended December 31, 2011:
Interest rate derivatives...................................... $           22
Foreign currency exchange rate derivatives.....................             --
Credit derivatives.............................................              1
                                                                --------------
   Total....................................................... $           23
                                                                ==============
For the Year Ended December 31, 2010:
Interest rate derivatives...................................... $           --
Foreign currency exchange rate derivatives.....................             --
Credit derivatives.............................................             --
                                                                --------------
   Total....................................................... $           --
                                                                ==============

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Fair Value Hedges

  The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

  The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2012 and 2011. Changes in the fair value of the derivatives and the hedged items recognized in net derivative gains (losses) were insignificant for the years ended December 31, 2012 and 2011. The Company did not have any fair value hedges during the year ended December 31, 2010.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets as cash flow hedges when they have met the requirements of cash flow hedging.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. For the years ended December 31, 2012, 2011 and 2010, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

  There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2012, 2011 and 2010.

  At December 31, 2012 and 2011, the balance in AOCI associated with foreign currency swaps designated and qualifying as cash flow hedges was $1 million and $2 million, respectively.

  For the years ended December 31, 2012 and 2011, there was ($1) million and $1 million of gains (losses) deferred in AOCI related to foreign currency swaps, respectively. For the year ended December 31, 2010, there were insignificant amounts of gains (losses) deferred in AOCI related to foreign currency swaps. For the year ended December 31, 2012, there was an insignificant amount reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2011 and 2010, there were no amounts reclassified to net derivative gains (losses) related to foreign currency swaps. For the years ended December 31, 2012, 2011 and 2010, there were no amounts reclassified to net investment income related to foreign currency swaps.

  For the year ended December 31, 2012, the Company recognized insignificant net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2011 and 2010, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

  At December 31, 2012, insignificant amounts of deferred net gains (losses) on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Credit Derivatives

  In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $22 million and $23 million at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012, the Company would have received an insignificant amount to terminate all of these contracts. At December 31, 2011, the Company would have paid an insignificant amount to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                         December 31,
                                         -----------------------------------------------------------------------------
                                                          2012                                   2011
                                         -------------------------------------- --------------------------------------
                                                       Maximum                                Maximum
                                         Estimated      Amount                  Estimated      Amount
                                         Fair Value   of Future      Weighted   Fair Value   of Future      Weighted
                                         of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of Referenced   Default   Credit Default   Years to    Default   Credit Default   Years to
Credit Obligations (1)                     Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                               (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default swaps
     (corporate)........................    $    --     $        2          1.0    $    --    $         2          2.0
   Credit default swaps referencing
     indices............................         --             --           --         --              1          1.0
                                         ---------- --------------              ---------- --------------
    Subtotal............................         --              2          1.0         --              3          1.7
                                         ---------- --------------              ---------- --------------
   Baa
   Credit default swaps referencing
     indices............................         --             20          4.5         --             20          5.0
                                         ---------- --------------              ---------- --------------
    Total...............................    $    --     $       22          4.2    $    --    $        23          4.6
                                         ========== ============== ============ ========== ============== ============

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

  The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $42 million and $37 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the balance sheets. At December 31, 2012 and 2011, the Company had received collateral consisting of various securities with a fair market value of $2 million and $4 million, respectively, which were held in separate custodial accounts. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012, none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                           Estimated Fair Value of        Fair Value of Incremental
                                           Collateral Provided (2):       Collateral Provided Upon:
                                           ------------------------ --------------------------------------
                                                                                      Downgrade in the
                                                                                  Company's Credit Rating
                                                                                  to a Level that Triggers
                          Estimated                                   One Notch        Full Overnight
                        Fair Value of                               Downgrade in    Collateralization or
                      Derivatives in Net        Fixed Maturity      the Company's      Termination of
                    Liability Position (1)        Securities        Credit Rating the Derivative Position
                    ---------------------- ------------------------ ------------- ------------------------
                                                        (In millions)
December 31, 2012..         $           17          $            16    $       --       $                2
December 31, 2011..         $            1          $             1    $       --       $               --

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2012 and 2011, the Company did not provide any cash collateral.

  The Company also has exchange-traded futures, which may require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures. At both December 31, 2012 and 2011, the Company did not provide any cash collateral for exchange-traded futures.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; and affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                                          December 31,
                                                                                                        -----------------
                                                                     Balance Sheet Location               2012     2011
                                                           -------------------------------------------- -------- --------
                                                                                                          (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits....................... Premiums, reinsurance and other receivables. $    959 $    715
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits...................... PABs........................................ $     56 $    135

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The following table presents changes in estimated fair value related to embedded derivatives:

                                                      Years Ended December 31,
                                                      -------------------------
                                                        2012     2011    2010
                                                      -------- -------- -------
                                                            (In millions)
Net derivative gains (losses) (1), (2)............... $    303 $    290 $    87

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were ($26) million, $29 million and ($12) million, for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment, were $28 million, ($62) million and $44 million for the years ended December 31, 2012, 2011 and 2010, respectively.

(2)See Note 4 for discussion of affiliated net derivative gains (losses) included in the table above.

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

     Level 1 Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

     Level 2 Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

     Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                                  December 31, 2012
                                                               -------------------------------------------------------
                                                                         Fair Value Hierarchy               Total
                                                               -----------------------------------------  Estimated
                                                                  Level 1       Level 2       Level 3     Fair Value
                                                               ------------- ------------- ------------- -------------
                                                                                    (In millions)
Assets:
Fixed maturity securities:....................................
 U.S. corporate............................................... $          -- $         944 $          55 $         999
 U.S. Treasury and agency.....................................           382            15            --           397
 CMBS.........................................................            --           305            14           319
 RMBS.........................................................            --           283            14           297
 Foreign corporate............................................            --           180            42           222
 ABS..........................................................            --            54            --            54
 State and political subdivision..............................            --            20            --            20
 Foreign government...........................................            --            12            --            12
                                                               ------------- ------------- ------------- -------------
   Total fixed maturity securities............................           382         1,813           125         2,320
                                                               ------------- ------------- ------------- -------------
Equity securities:............................................
 Common stock.................................................            --            28            --            28
 Non-redeemable preferred stock...............................            --            --            17            17
                                                               ------------- ------------- ------------- -------------
   Total equity securities....................................            --            28            17            45
                                                               ------------- ------------- ------------- -------------
Short-term investments........................................           116            23            --           139
Derivative assets: (1)........................................
 Interest rate................................................            --            45            --            45
 Foreign currency exchange rate...............................            --             2            --             2
 Credit.......................................................            --            --            --            --
                                                               ------------- ------------- ------------- -------------
   Total derivative assets....................................            --            47            --            47
                                                               ------------- ------------- ------------- -------------
 Net embedded derivatives within asset host contracts (2).....            --            --           959           959
 Separate account assets (3)..................................            --        11,072            --        11,072
                                                               ------------- ------------- ------------- -------------
   Total assets............................................... $         498 $      12,983 $       1,101 $      14,582
                                                               ============= ============= ============= =============
Liabilities:
Derivative liabilities: (1)...................................
 Interest rate................................................ $          -- $          23 $          -- $          23
 Foreign currency exchange rate...............................            --             2            --             2
 Credit.......................................................            --            --            --            --
                                                               ------------- ------------- ------------- -------------
   Total derivative liabilities...............................            --            25            --            25
                                                               ------------- ------------- ------------- -------------
Net embedded derivatives within liability host contracts (2)..            --            --            56            56
                                                               ------------- ------------- ------------- -------------
   Total liabilities.......................................... $          -- $          25 $          56 $          81
                                                               ============= ============= ============= =============

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


                                                                             December 31, 2011
                                                               ----------------------------------------------
                                                                     Fair Value Hierarchy           Total
                                                               --------------------------------   Estimated
                                                                  Level 1    Level 2    Level 3    Fair Value
                                                               ---------- ---------- ---------- -------------
                                                                               (In millions)
Assets:
Fixed maturity securities:....................................
 U.S. corporate...............................................       $ --    $   942       $ 16       $   958
 U.S. Treasury and agency.....................................        220        112         --           332
 CMBS.........................................................         --        286         --           286
 RMBS.........................................................         --        303         11           314
 Foreign corporate............................................         --        150          6           156
 ABS..........................................................         --        128          6           134
 State and political subdivision..............................         --         19         --            19
 Foreign government...........................................         --         11         --            11
                                                               ---------- ---------- ---------- -------------
   Total fixed maturity securities............................        220      1,951         39         2,210
                                                               ---------- ---------- ---------- -------------
Equity securities:............................................
 Common stock.................................................          1         --         19            20
 Non-redeemable preferred stock...............................         --         --         15            15
                                                               ---------- ---------- ---------- -------------
   Total equity securities....................................          1         --         34            35
                                                               ---------- ---------- ---------- -------------
Short-term investments........................................         67          2         --            69
Derivative assets: (1)........................................
 Interest rate................................................         --         42         --            42
 Foreign currency exchange rate...............................         --          3         --             3
 Credit.......................................................         --          1         --             1
                                                               ---------- ---------- ---------- -------------
   Total derivative assets....................................         --         46         --            46
                                                               ---------- ---------- ---------- -------------
 Net embedded derivatives within asset host contracts (2).....         --         --        715           715
 Separate account assets (3)..................................         --     10,337         --        10,337
                                                               ---------- ---------- ---------- -------------
   Total assets...............................................       $288    $12,336       $788       $13,412
                                                               ========== ========== ========== =============
Liabilities:
Derivative liabilities: (1)...................................
 Interest rate................................................       $ --    $     1       $ --       $     1
 Foreign currency exchange rate...............................         --          1         --             1
 Credit.......................................................         --         --         --            --
                                                               ---------- ---------- ---------- -------------
   Total derivative liabilities...............................         --          2         --             2
                                                               ---------- ---------- ---------- -------------
Net embedded derivatives within liability host contracts (2)..         --         --        135           135
                                                               ---------- ---------- ---------- -------------
   Total liabilities..........................................       $ --    $     2       $135       $   137
                                                               ========== ========== ========== =============

--------

(1)Derivative assets are presented within other invested assets in the balance sheets and derivative liabilities are presented within other liabilities in the balance sheets.

(2)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the balance sheets. Net embedded derivatives within liability host contracts are presented within PABs in the balance sheets.

(3)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 0.1% of the total estimated fair value of fixed maturity securities and 2% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  Securities and Short-term Investments

    When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of CMBS, RMBS and ABS

     These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

   market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common stock

     These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

Level 3 Valuation Techniques and Key Inputs:

    In general, fixed maturity securities and equity securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

   U.S. corporate and foreign corporate securities

    These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of CMBS, RMBS and ABS

    These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


   Non-redeemable preferred stock

    These securities, including privately held securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts consist of mutual funds.

   Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of certain mutual funds without readily determinable fair values, as prices are not published publicly. Valuation of the mutual funds is based upon quoted prices or reported NAVs provided by the fund managers.

Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

    Level 2 Valuation Techniques and Key Inputs:

       This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

       Option-based. -- Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves and interest rate volatility.

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

  Embedded Derivatives

  Embedded derivatives principally include certain direct variable annuity guarantees and certain affiliated ceded reinsurance agreements related to such variable annuity guarantees. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs are embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the balance sheets.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

  Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

  The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife's debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife.

  Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

  The Company ceded, to an affiliated reinsurance company, the risk associated with certain of the GMIBs, GMABs and GMWBs described above that are also accounted for as embedded derivatives. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives, the Company also cedes, to the same affiliated reinsurance company, certain directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives), but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

     Direct Guaranteed Minimum Benefits

       These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

     exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

     Reinsurance Ceded on Certain Guaranteed Minimum Benefits

        These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity and equity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.

                                                                                                              Weighted
                             Valuation Techniques        Significant Unobservable Inputs      Range           Average
                             --------------------------- -------------------------------  -------------    ------------
Fixed maturity securities:

U.S. corporate and foreign
corporate                    .Matrix pricing             .Delta spread adjustments (1)       50  -    100            57
                                                         .Illiquidity premium (1)            30  -     30
                                                         .Spreads from below
                                                          investment grade curves (1)        23  -    421           129
                             .Market pricing             .Quoted prices (2)                  --  -    376           183
                             .Consensus pricing          .Offered quotes (2)                100  -    102
                             ---------------------------------------------------------------------------------------
RMBS                         .Matrix pricing and         .Spreads from below
                              discounted cash flow        investment grade curves (1)       161  -    657           541
                             ---------------------------------------------------------------------------------------
CMBS                         .Market pricing             .Quoted prices (2)                 100  -    100           100
                             ---------------------------------------------------------------------------------------

Embedded derivatives:

Direct and ceded guaranteed
minimum benefits             .Option pricing techniques  .Mortality rates:
                                                            Ages 0 - 40                       0% -   0.10%
                                                            Ages 41 - 60                   0.05% -   0.64%
                                                            Ages 61 - 115                  0.32% -    100%
                                                         .Lapse rates:
                                                            Durations 1 - 10               0.50% -    100%
                                                            Durations 11 - 20                 3% -    100%
                                                            Durations 21 - 116                3% -    100%
                                                         .Utilization rates (3)              20% -     50%
                                                         .Withdrawal rates                 0.07% -     10%
                                                         .Long-term equity volatilities   17.40% -     25%
                                                         .Nonperformance risk spread       0.10% -   0.67%
                                                         -----------------------------------------------------------

--------

(1)For this unobservable input, range and weighted average are presented in basis points.

(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(3)This range is attributable to certain GMIBs and lifetime withdrawal benefits.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS and CMBS changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumptions used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

  Direct and ceded guaranteed minimum benefits

    For any increase (decrease) in mortality and lapse rates, the fair value of the guarantees will decrease (increase). For any increase (decrease) in utilization and volatility, the fair value of the guarantees will increase (decrease). Specifically for GMWBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will increase (decrease). Specifically for GMABs and GMIBs, for any increase (decrease) in withdrawal rates, the fair value of the guarantees will decrease (increase).

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               ----------------------------------------------------------------------------------------------
                                        Fixed Maturity Securities:               Equity Securities:
                               --------------------------------------------     --------------------
                                                                                             Non-
                                                                                          redeemable                   Net
                                 U.S.                        Foreign             Common   Preferred  Short-term     Embedded
                               Corporate   CMBS      RMBS   Corporate    ABS     Stock      Stock    Investments Derivatives (6)
                               ---------  ------    ------- --------- --------  --------  ---------- ----------- ---------------
                                                                       (In millions)
Year Ended December 31, 2012:
Balance, January 1,...........  $     16  $   --    $    11   $     6 $      6  $     19    $     15   $      --        $    580
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.......        --      --         --        --       --        --          --          --              --
  Net investment gains
    (losses)..................        --      --         --        --       --        --          --          --              --
  Net derivative gains
    (losses)..................        --      --         --        --       --        --          --          --             303
 Other comprehensive income
  (loss)......................         2      --          3        --       --        --           2          --              --
Purchases (3).................        31      14         --        36       --        --          --          --              --
Sales (3).....................        (2)     --         --        --       (6)       --          --          --              --
Issuances (3).................        --      --         --        --       --        --          --          --              --
Settlements (3)...............        --      --         --        --       --        --          --          --              20
Transfers into Level 3 (4)....        11      --         --        --       --        --          --          --              --
Transfers out of Level 3 (4)..        (3)     --         --        --       --       (19)         --          --              --
                               ---------  ------    ------- --------- --------  --------  ---------- ----------- ---------------
Balance, December 31,.........  $     55  $   14    $    14   $    42 $     --  $     --    $     17   $      --        $    903
                               =========  ======    ======= ========= ========  ========  ========== =========== ===============
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income.......  $     --  $   --    $    --   $    -- $     --  $     --    $     --   $      --        $     --
  Net investment gains
    (losses)..................  $     --  $   --    $    --   $    -- $     --  $     --    $     --   $      --        $     --
  Net derivative gains
    (losses)..................  $     --  $   --    $    --   $    -- $     --  $     --    $     --   $      --        $    309

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               -------------------------------------------------------------------------------------------
                                       Fixed Maturity Securities:             Equity Securities:
                               ------------------------------------------     ------------------
                                                                                         Non-
                                                                                      redeemable                    Net
                                 U.S.                        Foreign          Common  Preferred  Short-term      Embedded
                               Corporate   CMBS      RMBS   Corporate   ABS   Stock     Stock    Investments  Derivatives (6)
                               ---------  ------    ------- ---------  -----  ------- ---------- -----------  ---------------
                                                              (In millions)
Year Ended December 31, 2011:
Balance, January 1,...........  $     22  $   --    $    11  $     25  $  19  $    10  $      15  $        9   $          269
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.......        --      --         --        --     --       --         --          --               --
  Net investment gains
    (losses)..................        --      --         --        (3)    --       --         --          --               --
  Net derivative gains
    (losses)..................        --      --         --        --     --       --         --          --              290
Other comprehensive income
 (loss).......................         1      --         --         2      1       --         --          --               --
Purchases (3).................         2      --         --         6      5        9         --          --               --
Sales (3).....................        (2)     --         --       (17)    (9)      --         --          (9)              --
Issuances (3).................        --      --         --        --     --       --         --          --               --
Settlements (3)...............        --      --         --        --     --       --         --          --               21
Transfers into Level 3 (4)....        --      --         --        --     --       --         --          --               --
Transfers out of Level 3 (4)..        (7)     --         --        (7)   (10)      --         --          --               --
                               ---------  ------    ------- ---------  -----  ------- ---------- -----------  ---------------
Balance, December 31,.........  $     16  $   --    $    11  $      6  $   6  $    19  $      15  $       --   $          580
                               =========  ======    ======= =========  =====  ======= ========== ===========  ===============
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income.......  $     --  $   --    $    --  $     --  $  --  $    --  $      --  $       --   $           --
  Net investment gains
    (losses)..................  $     --  $   --    $    --  $     --  $  --  $    --  $      --  $       --   $           --
  Net derivative gains
    (losses)..................  $     --  $   --    $    --  $     --  $  --  $    --  $      --  $       --   $          293

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               -------------------------------------------------------------------------------------------------
                                          Fixed Maturity Securities:             Equity Securities:
                               -----------------------------------------------  --------------------
                                                                                            Non-
                                                                                         redeemable                    Net
                                 U.S.                       Foreign              Common  Preferred   Short-term     Embedded
                               Corporate  CMBS     RMBS    Corporate    ABS      Stock     Stock     Investments Derivatives (6)
                               --------- ------- --------  --------- ---------  -------- ----------- ----------- ---------------
                                                                         (In millions)
Year Ended December 31, 2010:
Balance, January 1,........... $      16 $    -- $     10  $      20 $      22  $     -- $        14 $        --     $       160
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.......        --      --       --         --        --        --          --          --              --
  Net investment gains
    (losses)..................        --      --       (3)        --        --        --          --          --              --
  Net derivative gains
    (losses)..................        --      --       --         --        --        --          --          --              87
 Other comprehensive income
  (loss)......................         1      --        5          3         2        --           1          --              --
Purchases, sales, issuances
 and settlements (3)..........        --      --       (1)         2        (5)       10          --           9              22
Transfers into Level 3 (4)....         5      --       --         --        --        --          --          --              --
Transfers out of Level 3 (4)..        --      --       --         --        --        --          --          --              --
                               --------- ------- --------  --------- ---------  -------- ----------- -----------     -----------
Balance, December 31,......... $      22 $    -- $     11  $      25 $      19  $     10 $        15 $         9     $       269
                               ========= ======= ========  ========= =========  ======== =========== ===========     ===========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
  Net investment income....... $      -- $    -- $     --  $      -- $      --  $     -- $        -- $        --     $        --
  Net investment gains
    (losses).................. $      -- $    -- $     --  $      -- $      --  $     -- $        -- $        --     $        --
  Net derivative gains
    (losses).................. $      -- $    -- $     --  $      -- $      --  $     -- $        -- $        --     $        91

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of these financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                               December 31, 2012
                                         --------------------------------------------------------------
                                                              Fair Value Hierarchy
                                                      ------------------------------------       Total
                                           Carrying                                            Estimated
                                            Value       Level 1        Level 2     Level 3     Fair Value
                                         ------------ ------------    ---------- ------------ ------------
                                                                 (In millions)
Assets:
Mortgage loans, net..................... $        284 $         --    $       -- $        307 $        307
Policy loans............................ $         27 $         --    $        2 $         46 $         48
Other limited partnership interests..... $          1 $         --    $       -- $          2 $          2
Other invested assets................... $         45 $         --    $       57 $         -- $         57
Premiums, reinsurance and other
 receivables............................ $      1,364 $         --    $       -- $      1,527 $      1,527
Other assets............................ $          6 $         --    $        6 $         -- $          6
Liabilities:
PABs.................................... $      2,431 $         --    $       -- $      2,788 $      2,788
Other liabilities....................... $          3 $         --    $        3 $         -- $          3
Commitments: (1)
Mortgage loan commitments............... $         -- $         --    $       -- $         -- $         --
Commitments to fund private corporate
 bond investments....................... $         -- $         --    $        3 $         -- $          3

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


                                                        December 31, 2011
                                                  -----------------------------
                                                                   Estimated
                                                     Carrying        Fair
                                                      Value          Value
                                                  -------------- --------------
                                                          (In millions)
Assets:
Mortgage loans, net.............................. $          226 $          243
Policy loans..................................... $           26 $           47
Other limited partnership interests.............. $            1 $            2
Other invested assets............................ $           45 $           50
Premiums, reinsurance and other receivables...... $        1,416 $        1,530
Other assets..................................... $            6 $            6
Liabilities:
PABs............................................. $        2,344 $        2,676
Other liabilities................................ $           -- $           --
Commitments: (1)
Mortgage loan commitments........................ $           -- $           --
Commitments to fund private corporate bond
  investments.................................... $           -- $            3

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 11 for additional information on these off-balance sheet obligations.

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

 Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


 Other Limited Partnership Interests

  The amounts disclosed in the preceding tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

  Other invested assets within the preceding tables are comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are comprised of certain amounts recoverable under reinsurance agreements.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

 Other Assets

  Other assets in the preceding tables are comprised of a receivable for the reimbursable portion of the estimated future guaranty liability that pertains to pre-acquisition business. With the exception of the receivable, other assets are not considered financial instruments subject to disclosure. Accordingly, the amount presented in the preceding table represents the receivable from an unaffiliated institution for which the estimated fair value was determined by discounting the expected future cash flows using a discount rate that reflects the credit standing of the unaffiliated institution.

 PABs

  PABs in the preceding tables include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

  The investment contracts primarily include fixed deferred annuities and fixed term payout annuities. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

 Other Liabilities

  Other liabilities consist of derivative payables and amounts due for securities purchased but not yet settled. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


 Mortgage Loan Commitments and Commitments to Fund Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

8. Equity

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for the Company was in excess of seven times Company Action RBC for all periods presented.

  The Company prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of the Company.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income of the Company, a Missouri domiciled insurer, was $132 million, $94 million and $153 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $704 million and $600 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under Missouri State Insurance Law, MLIIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MetLife as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)

the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). MLIIC will be permitted to pay a cash dividend to MetLife in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the year ended December 31, 2012, MLIIC paid a dividend to MetLife of $18 million. During the years ended December 31, 2011 and 2010, MLIIC did not pay dividends to MetLife. Based on amounts at December 31, 2012, MLIIC could pay a stockholder dividend in 2013 of $129 million without prior approval of the Missouri Director.

Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                   Years Ended December 31,
                                                                                 ---------------------------
                                                                                    2012      2011     2010
                                                                                 ---------  -------  -------
                                                                                        (In millions)
Holding gains (losses) on investments arising during the year................... $      62  $    33  $    99
Income tax effect of holding gains (losses).....................................       (22)     (13)     (35)
Reclassification adjustments for recognized holding (gains) losses included
  in current year income........................................................         3        4        5
Income tax effect of reclassification adjustments...............................        (1)      (1)      (2)
Allocation of holding (gains) losses on investments relating to other
  policyholder amounts..........................................................        (2)     (14)      (7)
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts.......................................................................         1        6        3
                                                                                 ---------  -------  -------
Other comprehensive income (loss), net of income tax............................ $      41  $    15  $    63
                                                                                 =========  =======  =======

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


9. Other Expenses

  Information on other expenses was as follows:

                                                    Years Ended December 31,
                                                 ------------------------------
                                                   2012       2011       2010
                                                 --------  ---------  ---------
                                                          (In millions)
Compensation.................................... $      9  $      10  $      13
Commissions.....................................       57         68         67
Volume-related costs............................        3          7          4
Capitalization of DAC...........................      (19)       (34)       (38)
Amortization of DAC and VOBA....................      148        172        119
Premium taxes, licenses and fees................        1          6          3
Other...........................................       30         30         31
                                                 --------  ---------  ---------
  Total other expenses.......................... $    229  $     259  $     199
                                                 ========  =========  =========

Capitalization and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

  See Note 12 for discussion of affiliated expenses included in the table above.

10. Income Tax

  The provision for income tax was as follows:

                                                    Years Ended December 31,
                                                -------------------------------
                                                   2012       2011       2010
                                                ---------- ---------- ---------
                                                         (In millions)
Current:
  Federal...................................... $        8 $       24 $      30
Deferred:
  Federal......................................         86         66        (3)
                                                ---------- ---------- ---------
   Provision for income tax expense (benefit).. $       94 $       90 $      27
                                                ========== ========== =========

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                  Years Ended December 31,
                                             ---------------------------------
                                                2012        2011        2010
                                             ----------  ----------  ---------
                                                       (In millions)
Tax provision at U.S. statutory rate........ $      103  $      107  $      41
Tax effect of:
  Tax-exempt investment income..............        (11)        (13)       (12)
  Prior year tax............................          3          (2)        (1)
  Tax credits...............................         (1)         (2)        --
  Other, net................................         --          --         (1)
                                             ----------  ----------  ---------
   Provision for income tax expense
     (benefit).............................. $       94  $       90  $      27
                                             ==========  ==========  =========

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                               December 31,
                                                            ------------------
                                                              2012      2011
                                                            --------  --------
                                                               (In millions)
Deferred income tax assets:
  Investments, including derivatives....................... $     --  $      8
  Tax credit carryforwards.................................       --         2
                                                            --------  --------
   Total gross deferred income tax assets..................       --        10
                                                            --------  --------
Deferred income tax liabilities:
  Policyholder liabilities and receivables.................      234       131
  Net unrealized investment gains..........................       40        18
  Investments, including derivatives.......................       18        --
  DAC and VOBA.............................................       33        78
  Other....................................................        1         1
                                                            --------  --------
   Total deferred income tax liabilities...................      326       228
                                                            --------  --------
   Net deferred income tax asset (liability)............... $   (326) $   (218)
                                                            ========  ========

  The Company participates in a tax sharing agreement with MetLife. Under this agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amounts due from MetLife include $8 million and $16 million for 2012 and 2010, respectively. The amounts due to MetLife include $8 million for 2011.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. The Company is no longer subject to U.S. federal, or state and local income tax examinations in major taxing jurisdictions for years prior to 2006. The IRS audit cycle for the year 2006, which began in April 2010, is expected to conclude in 2013.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $8 million and $14 million, respectively, related to the separate account DRD. The 2012 benefit included an expense of $3 million related to a true-up of the 2011 tax return. The 2011 benefit included a benefit of $1 million related to a true-up of the 2010 tax return.

11. Contingencies, Commitments and Guarantees

Contingencies

  Litigation

   Unclaimed Property Inquiries

  In April 2012, MetLife, for itself and on behalf of entities including the Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, MetLife will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. At least one other jurisdiction is pursuing a similar market conduct examination. It is possible that other jurisdictions may pursue similar examinations or audits and those such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

   Sales Practices Claims

  Over the past several years, the Company has faced claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in all pending matters. The Company believes adequate provision has been made in its financial statements for all probable and reasonably estimable losses for sales practices matters.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


   Summary

  Various litigation, claims and assessments against the Company have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's net income or cash flows in particular annual periods.

  Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments were as follows:

                                                               December 31,
                                                           ---------------------
                                                              2012       2011
                                                           ---------- ----------
                                                               (In millions)
Other Assets:
  Premium tax offset for future undiscounted assessments.. $        1 $        1
  Receivable for reimbursement of paid assessments (1)....          6          6
                                                           ---------- ----------
                                                           $        7 $        7
                                                           ========== ==========
Other Liabilities:
  Insolvency assessments.................................. $        8 $       10
                                                           ========== ==========

--------

(1)The Company holds a receivable from the seller of a prior acquisition in accordance with the purchase agreement.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


Commitments

  Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $9 million and $10 million at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $1 million and $3 million at December 31, 2012 and 2011, respectively.

  Commitments to Fund Private Corporate Bond Investments

  The Company commits to lend funds under private corporate bond investments. The amounts of these unfunded commitments were $13 million at both December 31, 2012 and 2011.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2012 and 2011.

                      MetLife Investors Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Notes to the Financial Statements -- (Continued)


12. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $53 million, $76 million and $80 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $34 million, $32 million and $29 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in other revenues, were $24 million, $26 million and $23 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  The Company had net receivables (payables) from affiliates of $2 million and ($14) million at December 31, 2012 and 2011, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 4.

  See Notes 4 and 5 for additional information on related party transactions.

13. Subsequent Event

  The Company has evaluated events subsequent to December 31, 2012, through April 15, 2013, which is the date these financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

General American Life Insurance Company and Subsidiary

Consolidated Financial Statements

As of December 31, 2012 and 2011 and for the Years Ended December 31, 2012, 2011 and 2010
and Independent Auditors' Report

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated financial statements of General American Life Insurance Company and its subsidiary (an indirect wholly-owned subsidiary of MetLife, Inc.) (the "Company"), which comprise the consolidated balance sheets as of December 31, 2012 and 2011, and the related consolidated statements of operations, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and its subsidiary as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012, in accordance with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants
Tampa, Florida
April 5, 2013

            General American Life Insurance Company and Subsidiary

                          Consolidated Balance Sheets
                          December 31, 2012 and 2011

                (In millions, except share and per share data)

                                                                                                         2012              2011
                                                                                                    ----------        ----------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $6,836 and
  $6,676, respectively)............................................................................ $    8,017        $    7,669
 Equity securities available-for-sale, at estimated fair value (cost: $63 and $33, respectively)...         64                33
 Mortgage loans (net of valuation allowances of $7 and $4, respectively)...........................        845               608
 Policy loans......................................................................................      1,774             1,797
 Real estate and real estate joint ventures........................................................         63                53
 Other limited partnership interests...............................................................        210               196
 Short-term investments, at estimated fair value...................................................        191               254
 Other invested assets, principally at estimated fair value........................................        141               138
                                                                                                    ----------        ----------
  Total investments................................................................................     11,305            10,748
Cash and cash equivalents, principally at estimated fair value.....................................         88                72
Accrued investment income..........................................................................         98               102
Premiums, reinsurance and other receivables........................................................      2,716             2,548
Deferred policy acquisition costs and value of business acquired...................................        257               195
Current income tax recoverable.....................................................................          9                --
Other assets.......................................................................................        128               122
Separate account assets............................................................................        986               974
                                                                                                    ----------        ----------
  Total assets..................................................................................... $   15,587        $   14,761
                                                                                                    ==========        ==========

Liabilities and Stockholder's Equity
Liabilities
Future policy benefits............................................................................. $    5,231        $    5,095
Policyholder account balances......................................................................      5,584             4,985
Other policy-related balances......................................................................        287               255
Policyholder dividends payable.....................................................................         89                95
Payables for collateral under securities loaned and other transactions.............................        603               815
Long-term debt.....................................................................................        102               102
Current income tax payable.........................................................................         --                36
Deferred income tax liability......................................................................        329               236
Other liabilities..................................................................................        736               653
Separate account liabilities.......................................................................        986               974
                                                                                                    ----------        ----------
  Total liabilities................................................................................     13,947            13,246
                                                                                                    ----------        ----------
Contingencies, Commitments and Guarantees (Note 12)

Stockholder's Equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 3,000,000 shares issued and
 outstanding.......................................................................................          3                 3
Additional paid-in capital.........................................................................        865               865
Retained earnings..................................................................................         35                21
Accumulated other comprehensive income (loss)......................................................        737               626
                                                                                                    ----------        ----------
  Total stockholder's equity.......................................................................      1,640             1,515
                                                                                                    ----------        ----------
  Total liabilities and stockholder's equity....................................................... $   15,587        $   14,761
                                                                                                    ==========        ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                   2012        2011        2010
                                                                ----------  ----------  ----------
Revenues
Premiums....................................................... $      431  $      302  $      249
Universal life and investment-type product policy fees.........        118         115         146
Net investment income..........................................        503         491         502
Other revenues.................................................          5          15           5
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity securities.         (5)         (2)        (16)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)............         (1)         (1)         10
 Other net investment gains (losses)...........................         11          44         (10)
                                                                ----------  ----------  ----------
   Total net investment gains (losses).........................          5          41         (16)
 Net derivative gains (losses).................................        (32)         40         (62)
                                                                ----------  ----------  ----------
     Total revenues............................................      1,030       1,004         824
                                                                ----------  ----------  ----------
Expenses
Policyholder benefits and claims...............................        581         499         442
Interest credited to policyholder account balances.............        145         134         136
Policyholder dividends.........................................        144         151         154
Other expenses.................................................        141         127          67
                                                                ----------  ----------  ----------
     Total expenses............................................      1,011         911         799
                                                                ----------  ----------  ----------
Income (loss) before provision for income tax..................         19          93          25
Provision for income tax expense (benefit).....................          5          42          (2)
                                                                ----------  ----------  ----------
 Net income (loss)............................................. $       14  $       51  $       27
                                                                ==========  ==========  ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Comprehensive Income
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                           2012    2011    2010
                                                                                          ------- ------- -------
Net income (loss)........................................................................ $    14 $    51 $    27
Other comprehensive income (loss):
    Unrealized investment gains (losses), net of related offsets.........................     174     337     435
    Unrealized gains (losses) on derivatives.............................................     (1)      --      --
    Foreign currency translation adjustments.............................................     (1)      --      --
    Defined benefit plans adjustment.....................................................     (2)     (4)     (1)
                                                                                          ------- ------- -------
    Other comprehensive income (loss), before income tax.................................     170     333     434
    Income tax (expense) benefit related to items of other comprehensive income (loss)...    (59)   (118)   (151)
                                                                                          ------- ------- -------
    Other comprehensive income (loss), net of income tax.................................     111     215     283
                                                                                          ------- ------- -------
Comprehensive income (loss).............................................................. $   125 $   266 $   310
                                                                                          ======= ======= =======

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Consolidated Statements of Stockholder's Equity
              For the Year Ended December 31, 2012, 2011 and 2010

                                 (In millions)




                                                               Additional
                                                       Common   Paid-in     Retained
                                                       Stock    Capital     Earnings
                                                      -------- ----------  ---------
Balance at December 31, 2009......................... $      3 $    1,156  $      --
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                            (16)
                                                      -------- ----------  ---------
Balance at January 1, 2010...........................        3      1,156        (16)
Dividends on common stock............................                (127)       (22)
Net income (loss)....................................                             27
Other comprehensive income (loss), net of income tax.
                                                      -------- ----------  ---------
Balance at December 31, 2010.........................        3      1,029        (11)
Dividends on common stock............................                (164)       (19)
Net income (loss)....................................                             51
Other comprehensive income (loss), net of income tax.
                                                      -------- ----------  ---------
Balance at December 31, 2011.........................        3        865         21
Net income (loss)....................................                             14
Other comprehensive income (loss), net of income tax.
                                                      -------- ----------  ---------
Balance at December 31, 2012......................... $      3 $      865  $      35
                                                      ======== ==========  =========

                                                         Accumulated Other Comprehensive Income (Loss)
                                                      ---------------------------------------------------
                                                           Net                      Foreign     Defined
                                                        Unrealized   Other-Than-   Currency     Benefit        Total
                                                        Investment    Temporary   Translation    Plans     Stockholder's
                                                      Gains (Losses) Impairments  Adjustments  Adjustment     Equity
                                                      -------------- -----------  -----------  ----------  -------------
Balance at December 31, 2009.........................     $      149   $     (10)  $      (10)  $      (1)    $    1,287
Cumulative effect of change in accounting principle,
 net of income tax (Note 1)..........................                                                                (16)
                                                          ----------   ---------   ----------   ---------     ----------
Balance at January 1, 2010...........................            149         (10)         (10)         (1)         1,271
Dividends on common stock............................                                                               (149)
Net income (loss)....................................                                                                 27
Other comprehensive income (loss), net of income tax.            284                                   (1)           283
                                                          ----------   ---------   ----------   ---------     ----------
Balance at December 31, 2010.........................            433         (10)         (10)         (2)         1,432
Dividends on common stock............................                                                               (183)
Net income (loss)....................................                                                                 51
Other comprehensive income (loss), net of income tax.            219          (1)                      (3)           215
                                                          ----------   ---------   ----------   ---------     ----------
Balance at December 31, 2011.........................            652         (11)         (10)         (5)         1,515
Net income (loss)....................................                                                                 14
Other comprehensive income (loss), net of income tax.            108           6           (1)         (2)           111
                                                          ----------   ---------   ----------   ---------     ----------
Balance at December 31, 2012.........................     $      760   $      (5)  $      (11)  $      (7)    $    1,640
                                                          ==========   =========   ==========   =========     ==========

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2012, 2011 and 2010

                                 (In millions)

                                                                                            2012     2011     2010
                                                                                        -------- -------- --------
Cash flows from operating activities
Net income (loss)...................................................................... $    14  $    51  $    27
Adjustments to reconcile net income (loss) to net cash used in operating activities:
  Depreciation and amortization expenses...............................................       6        7        7
  Amortization of premiums and accretion of discounts associated with investments, net.     (39)     (46)     (46)
  (Gains) losses on investments and derivatives and from sales of businesses, net......      40      (68)      77
  Interest credited to policyholder account balances...................................     145      134      136
  Interest (income) expense on equity linked notes.....................................      (6)       9       (3)
  Universal life and investment-type product policy fees...............................    (118)    (115)    (146)
  Change in premiums, reinsurance and other receivables................................    (167)    (104)    (208)
  Change in deferred policy acquisition costs and value of business acquired, net......     (77)     (38)      11
  Change in income tax.................................................................     (12)      89       57
  Change in other assets...............................................................       6       13       10
  Change in insurance-related liabilities and policy-related balances..................     161       (9)      24
  Change in other liabilities..........................................................       7       47        4
  Other, net...........................................................................      (4)      19       (6)
                                                                                        -------  -------  -------
Net cash used in operating activities..................................................     (44)     (11)     (56)
                                                                                        -------  -------  -------
Cash flows from investing activities
  Sales, maturities and repayments of:
   Fixed maturity securities...........................................................   1,914    1,375    2,079
   Equity securities...................................................................       8      201        1
   Mortgage loans......................................................................      24       48       33
   Other limited partnership interests.................................................      25       19       10
  Purchases of:
   Fixed maturity securities...........................................................  (1,959)  (2,095)  (1,779)
   Equity securities...................................................................     (36)     (29)     (10)
   Mortgage loans......................................................................    (265)     (93)    (233)
   Real estate and real estate joint ventures..........................................     (12)      (2)      (3)
   Other limited partnership interests.................................................     (37)     (52)     (58)
  Cash received in connection with freestanding derivatives............................      46       62       24
  Cash paid in connection with freestanding derivatives................................     (85)     (63)     (67)
  Issuances of loans to affiliates.....................................................      --      (50)      --
  Net change in policy loans...........................................................      23       10      (26)
  Net change in short-term investments.................................................      63      (79)      55
  Net change in other invested assets..................................................       5      (12)       8
                                                                                        -------  -------  -------
Net cash (used in) provided by investing activities....................................    (286)    (760)      34
                                                                                        -------  -------  -------
Cash flows from financing activities
  Policyholder account balances:
   Deposits............................................................................   1,820      993      372
   Withdrawals.........................................................................  (1,262)    (473)    (242)
  Net change in payables for collateral under securities loaned and other transactions.    (212)     241      148
  Dividends on common stock............................................................      --     (183)    (149)
                                                                                        -------  -------  -------
Net cash provided by financing activities..............................................     346      578      129
                                                                                        -------  -------  -------
Change in cash and cash equivalents....................................................      16     (193)     107
Cash and cash equivalents, beginning of year...........................................      72      265      158
                                                                                        -------  -------  -------
Cash and cash equivalents, end of year................................................. $    88  $    72  $   265
                                                                                        =======  =======  =======

Supplemental disclosures of cash flow information:
  Net cash paid (received) for:
   Interest............................................................................ $     8  $     8  $     8
                                                                                        =======  =======  =======
   Income tax.......................................................................... $    18  $   (42) $   (41)
                                                                                        =======  =======  =======

       See accompanying notes to the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

 Business

  General American Life Insurance Company ("General American") and its subsidiary (collectively, the "Company") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MLIC"). General American is a Missouri corporation incorporated in 1933. MLIC is a wholly-owned subsidiary of MetLife, Inc. ("MetLife").

  The Company provides insurance and financial services to individual and institutional customers. The Company offers life insurance and annuities to individuals and group insurance. The Company distributes its products and services primarily through a nationwide network of general agencies and independent brokers. The Company is licensed to conduct business in 49 states, Puerto Rico and the District of Columbia.

 Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

  The accompanying consolidated financial statements include the accounts of General American and its subsidiary. Intercompany accounts and transactions have been eliminated.

  Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Separate Accounts

  Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;
    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

            General American Life Insurance Company and Subsidiary

  The Company reports separate account assets at their fair value which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of operations.

  The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the consolidated statements of operations.

 Reclassifications

  Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation. See "-- Adoption of New Accounting Pronouncements" for discussion of accounting pronouncements adopted in 2012, which were retrospectively applied.

 Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

    Accounting Policy                                                 Note
    -----------------------------------------------------------------------
    Insurance                                                            2
    -----------------------------------------------------------------------
    Deferred Policy Acquisition Costs and Value of Business Acquired     3
    -----------------------------------------------------------------------
    Reinsurance                                                          4
    -----------------------------------------------------------------------
    Investments                                                          5
    -----------------------------------------------------------------------
    Derivatives                                                          6
    -----------------------------------------------------------------------
    Fair Value                                                           7
    -----------------------------------------------------------------------
    Income Tax                                                          11
    -----------------------------------------------------------------------
    Litigation Contingencies                                            12

 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

  The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

            General American Life Insurance Company and Subsidiary

  Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

  Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

  The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

  Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

  Other Policy-Related Balances

  Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

  The liability for policy and contract claims generally relates to incurred but not reported death and disability claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

  The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

  The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

            General American Life Insurance Company and Subsidiary

  Recognition of Insurance Revenues and Deposits

  Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

  Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

  Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

  Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs and Value of Business Acquired

  The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

  All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

  Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

            General American Life Insurance Company and Subsidiary

  DAC and VOBA are amortized as follows:

Products:                                                 In proportion to the following over estimated
                                                          lives of the contracts:
--------------------------------------------------------------------------------------------------------
 Non-participating and non-dividend-paying traditional    Historic actual and expected future gross
   contracts:                                             premiums.

    Term insurance
    Non-participating whole life insurance
--------------------------------------------------------------------------------------------------------
 Participating, dividend-paying traditional contracts     Actual and expected future gross margins.
--------------------------------------------------------------------------------------------------------
 Fixed and variable universal life contracts              Actual and expected future gross profits.
 Fixed and variable deferred annuity contracts

  See Note 3 for additional information on DAC and VOBA amortization.

  The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the consolidated financial statements for reporting purposes.

 Reinsurance

  For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary insurer. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

  For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

  For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the consolidated statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

  Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the consolidated balance sheet.

            General American Life Insurance Company and Subsidiary

  Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the consolidated balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

  The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

  Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues.

  If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income

    Income on investments is reported within net investment income, unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value and an analysis of the gross unrealized losses by severity and/or age. The analysis of gross unrealized losses is described further in Note 5 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

            General American Life Insurance Company and Subsidiary

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI. Adjustments are not made for subsequent recoveries in value.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value with a corresponding charge to earnings.

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into two portfolio segments: commercial and agricultural. The accounting and valuation allowance policies that are applicable to all portfolio segments are presented below and policies related to each of the portfolio segments are included in Note 5.

    Mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest is accrued on the principal amount of the loan based on the loan's contractual interest rate, while amortization of premiums and discounts is recognized using the effective yield method. Gains and losses from sales of loans and increases or decreases to valuation allowances are recorded in net investment gains (losses).

  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

            General American Life Insurance Company and Subsidiary

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held for sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

    Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor ownership interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling financial interest. Equity method investment income is recognized as earned by the investee. The Company records its share of earnings using a three-month lag methodology for instances where the timely financial information is not available and the contractual agreements provide for the delivery of the investees' financial information after the end of the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the joint venture's or the partnership's operations. Based on the nature and structure of these investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards. The Company recognizes distributions on cost method investments as earned or received.

    In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for OTTI when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

   . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
   . Tax credit partnerships derive their primary source of investment return in the form of income tax credits. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
   . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.

            General American Life Insurance Company and Subsidiary

  Securities Lending Program

  Securities lending transactions, whereby blocks of securities, which are included in fixed maturity securities and short-term investments, are loaned to third parties, primarily brokerage firms and commercial banks, and are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis with additional collateral obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

 Derivatives

  Freestanding Derivatives

  Freestanding derivatives are carried in the Company's consolidated balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

  Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

  If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses).

  Hedge Accounting

  To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) - in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.

   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) - effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the consolidated statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

            General American Life Insurance Company and Subsidiary

  The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of operations within interest income or interest expense to match the location of the hedged item.

  In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

  The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

  When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the consolidated statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

  When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the consolidated balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

  In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the consolidated balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

  The Company sells variable annuities and purchases certain investments that contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

    . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;

            General American Life Insurance Company and Subsidiary

    . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
    . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

  Such embedded derivatives are carried in the consolidated balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

  Certain assets and liabilities are measured at estimated fair value in the Company's consolidated balance sheets. In addition, the notes to these consolidated financial statements include further disclosures of estimated fair values. The Company defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

  Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinative, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the fair value of assets and liabilities.

 Goodwill

  The Company performed its annual goodwill impairment testing during the third quarter of 2011 based upon data as of the close of the second quarter of 2011. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

  Impairment testing was performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. Management has concluded that the Company has one reporting unit. The Company applied significant judgment when determining the estimated fair value of the Company's reporting unit.

  For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is

            General American Life Insurance Company and Subsidiary determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

  During the 2011 goodwill impairment test performed by the Company, a comparison of the fair value of the reporting unit to its carrying value indicated a potential for goodwill impairment. A further comparison of the implied fair value of the reporting unit's goodwill with its carrying amount indicated that the entire amount of goodwill associated with the Company was impaired. Consequently, the Company recorded a $35 million goodwill impairment charge, representing its accumulated goodwill impairment loss, reflected in other expenses for the year ended December 31, 2011.

 Employee Benefit Plans

  Eligible employees, sales representatives and retirees of the Company are provided pension, postretirement and postemployment benefits under plans sponsored and administered by MLIC. The Company's obligation and expense related to these benefits is limited to the amount of associated expense allocated from MLIC.

 Income Tax

  The Company together with its parent, MLIC and its subsidiaries, join the MetLife life/non-life consolidated federal tax return and is a party to the MetLife tax sharing agreement.

  The Company's accounting for income taxes represents management's best estimate of various events and transactions.

  Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

  The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

   . future taxable income exclusive of reversing temporary differences and carryforwards;
   .   future reversals of existing taxable temporary differences;
   .   taxable income in prior carryback years; and
   .   tax planning strategies.

  The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

            General American Life Insurance Company and Subsidiary

  The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

  The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

  The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Legal costs are recognized in other expenses as incurred. On an annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements.

 Other Accounting Policies

  Cash and Cash Equivalents

  The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

  Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from five to 10 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $76 million and $78 million at December 31, 2012 and 2011, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $70 million and $71 million at December 31, 2012 and 2011, respectively. Related depreciation and amortization expense was $3 million for each of the years ended December 31, 2012, 2011 and 2010.

  Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $10 million and $30 million at December 31, 2012 and 2011, respectively. Accumulated amortization of capitalized software was $6 million and $26 million at December 31, 2012 and 2011, respectively. Related amortization expense was $1 million for both the years ended December 31, 2012 and 2011, and $2 million for the year ended December 31, 2010.

            General American Life Insurance Company and Subsidiary

  Other Revenues

  Other revenues primarily include, in addition to items described elsewhere herein, fee income on financial reinsurance agreements, administrative service fees, and changes in account value relating to the Company's corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

  Policyholder dividends are approved annually by General American's board of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by General American.

  Foreign Currency

  Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative costs previously capitalized by the Company will no longer be deferred.

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated balance sheets:

                     As Previously Reported    Adjustment        As Adjusted
                     ---------------------- ----------------- -----------------
                       December 31, 2011    December 31, 2011 December 31, 2011
                     ---------------------- ----------------- -----------------
                                           (In millions)
Assets
 Deferred policy
   acquisition
   costs and value
   of business
   acquired (1).....        $    196             $   (1)          $    195
Equity
 Retained earnings..        $     31             $  (10)          $     21
 Accumulated other
   comprehensive
   income (loss)....        $    617             $    9           $    626
 Total
   stockholder's
   equity...........        $  1,516             $   (1)          $  1,515

--------

(1)Value of business acquired was not impacted by the adoption of this guidance.

            General American Life Insurance Company and Subsidiary

  The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of operations:

                                  As Previously Reported        Adjustment               As Adjusted
                                  ---------------------    ---------------------    ---------------------
                                  Years Ended December 31, Years Ended December 31,  Years Ended December 31,
                                  ---------------------    ---------------------    ---------------------
                                   2011          2010       2011          2010       2011           2010
                                    ------        -----      -----         -----      ------         -----
                                                (In millions)
     Expenses
       Other expenses............ $  129        $  75      $  (2)        $  (8)     $  127         $  67
       Income (loss) before
        provision for income
        tax...................... $   91        $  17      $   2         $   8      $   93         $  25
       Provision for income tax
        expense (benefit)........ $   41        $  (5)     $   1         $   3      $   42         $  (2)
       Net income (loss)......... $   50        $  22      $   1         $   5      $   51         $  27

   The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to the Company's previously reported consolidated statements of cash flows:

                                  As Previously Reported        Adjustment               As Adjusted
                                  ----------------------   ---------------------    ----------------------
                                  Years Ended December 31, Years Ended December 31,  Years Ended December 31,
                                  ----------------------   ---------------------    ----------------------
                                    2011         2010       2011          2010       2011           2010
                                    -------        -----     -----         -----      ------          -----
                                                (In millions)
    Cash flows from operating
     activities
      Net income (loss).......... $    50        $  22     $   1         $   5      $   51          $  27
      Change in deferred policy
       acquisition
       costs, net................ $   (36)       $  19     $  (2)        $  (8)     $  (38)         $  11
      Change in income tax....... $    88        $  54     $   1         $   3      $   89          $  57

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholder's equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards ("IFRS"). Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's consolidated financial statements other than the expanded disclosures in Note 7.

  Effective January 1, 2010, the Company adopted guidance related to financial instrument transfers and consolidation of variable interest entities ("VIEs"). The financial instrument transfer guidance eliminates the concept of a qualified special purpose entity ("QSPE"), eliminates the guaranteed mortgage securitization exception, changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The revised consolidation guidance changed the definition of the primary beneficiary, as well as the method of determining whether an entity is a primary beneficiary of a VIE from a quantitative model to a qualitative model. Under the qualitative VIE consolidation model, the entity that

            General American Life Insurance Company and Subsidiary has both the ability to direct the most significant activities of the VIE and the obligation to absorb losses or receive benefits that could potentially be significant to the VIE is considered to be the primary beneficiary. The guidance requires a continuous reassessment, as well as enhanced disclosures, including the effects of a company's involvement with VIEs on its financial statements.

 Future Adoption of New Accounting Pronouncements

    In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
  830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30 to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40 still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition the amendments require an entity to disclose the nature and amount of the obligation as well as other information about the obligations. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In January 2013, the FASB issued new guidance regarding comprehensive income (ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income), effective prospectively for fiscal years beginning after December 15, 2012. The amendments require an entity to provide information about the amounts reclassified out of accumulated OCI ("AOCI") by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

    In January 2013, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")), effective for fiscal years and interim periods within those years beginning on or after

            General American Life Insurance Company and Subsidiary

January 1, 2013. The amendments in ASU 2013-01 clarify that the scope of ASU 2011-11 (as defined below), applies to derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions. The Company is currently evaluating the impact of this guidance on its consolidated financial statements.

  In December 2011, the FASB issued new guidance regarding balance sheet offsetting disclosures (ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11")), effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance will be applied retrospectively for all comparative periods presented. The guidance requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The objective of the guidance is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The Company is currently evaluating the impact of this guidance on its consolidated financial statements and related disclosures.

2. Insurance

Insurance Liabilities

  Future policy benefits are measured as follows:

Product Type:                Measurement Assumptions:
----------------------------------------------------------------------------------------------------------------
Participating life           Aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3%
                             to 6%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.
----------------------------------------------------------------------------------------------------------------
Non-participating life       Aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rate assumptions for the aggregate future policy benefit liabilities range from 3% to 7%.
----------------------------------------------------------------------------------------------------------------
Individual and group         Present value of expected future payments. Interest rate assumptions used in traditional fixed annuities  establishing such liabilities range from 4% to 9%.
after annuitization
----------------------------------------------------------------------------------------------------------------
Non-medical health           The net level premium method and assumptions as to future morbidity,
insurance                    withdrawals and interest, which provide a margin for adverse deviation. Interest rate assumptions used in establishing such liabilities is 5%.
----------------------------------------------------------------------------------------------------------------
Disabled lives               Present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rate assumptions used in establishing such liabilities range from 3% to 6%.

  Participating business represented 19% and 38% of the Company's life insurance in-force at December 31, 2012 and 2011, respectively. Participating policies represented 78%, 99% and 99% of gross life insurance premiums for the years ended December 31, 2012, 2011 and 2010, respectively.

            General American Life Insurance Company and Subsidiary

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; and (ii) credited interest, ranging from 2% to 6%, less expenses, mortality charges and withdrawals.

Guarantees

  The Company issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts was as follows:

                                                  Universal and
                                       Annuity    Variable Life
                                      Contracts     Contracts
                                    ------------- -------------
                                     Guaranteed
                                    Annuitization   Secondary
                                      Benefits     Guarantees     Total
                                    ------------- ------------- --------
                                                (In millions)
      Direct
      Balance at January 1, 2010...    $     7       $    13    $     20
      Incurred guaranteed benefits.         --            80          80
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2010.          7            93         100
      Incurred guaranteed benefits.         --            (9)         (9)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2011.          7            84          91
      Incurred guaranteed benefits.         (1)           13          12
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2012.    $     6       $    97    $    103
                                       =======       =======    ========
      Ceded
      Balance at January 1, 2010...    $    --       $     7    $      7
      Incurred guaranteed benefits.         --            81          81
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2010.         --            88          88
      Incurred guaranteed benefits.         --            (8)         (8)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2011.         --            80          80
      Incurred guaranteed benefits.         --            13          13
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2012.    $    --       $    93    $     93
                                       =======       =======    ========
      Net
      Balance at January 1, 2010...    $     7       $     6    $     13
      Incurred guaranteed benefits.         --            (1)         (1)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2010.          7             5          12
      Incurred guaranteed benefits.         --            (1)         (1)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2011.          7             4          11
      Incurred guaranteed benefits.         (1)           --          (1)
      Paid guaranteed benefits.....         --            --          --
                                       -------       -------    --------
      Balance at December 31, 2012.    $     6       $     4    $     10
                                       =======       =======    ========

            General American Life Insurance Company and Subsidiary

  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                         ---------------
                                          2012    2011
                                         ------- -------
                                          (In millions)
                        Fund Groupings:
                        Equity.......... $    15 $    14
                        Money Market....       2       2
                        Bond............       2       1
                        Balanced........       1       2
                        Specialty.......       1      --
                                         ------- -------
                         Total.......... $    21 $    19
                                         ======= =======

  Based on the type of guarantee, the Company defines net amount at risk ("NAR") as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Two Tier Annuities

  Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate of funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal and Variable Life Contracts

  Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

            General American Life Insurance Company and Subsidiary

  Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                        December 31,
                                                     -------------------
                                                       2012      2011
                                                     --------- ---------
                                                      At Annuitization
                                                     -------------------
                                                        (In millions)
       Annuity Contracts (1)
       Two Tier Annuities
       General account value........................ $     274 $     276
       Net amount at risk........................... $      48 $      49
       Average attained age of contractholders...... 64 years  63 years

                                                        December 31,
                                                     -------------------
                                                       2012      2011
                                                     --------- ---------
                                                          Secondary
                                                         Guarantees
                                                     -------------------
                                                        (In millions)
       Universal and Variable Life Contracts (1)
       Account value (general and separate account). $   1,559 $   1,473
       Net amount at risk........................... $  14,321 $  15,034
       Average attained age of policyholders........ 62 years  61 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

 Obligations Under Funding Agreements

  General American is a member of the Federal Home Loan Bank ("FHLB") of Des Moines. Holdings of the FHLB common stock, included in equity securities, were as follows at:

                                                December 31,
                                                -------------
                                                2012   2011
                                                -----  -----
                                                (In millions)
       FHLB of Des Moines...................... $  55  $  31

  The Company has also entered into funding agreements. The liability for funding agreements is included in PABs. Information related to the funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                               2012      2011        2012          2011
                            ---------- -------- -------------- ------------
                                             (In millions)
    FHLB of Des Moines (1). $    1,000 $    475 $    1,298 (2) $    662 (2)

--------
(1)Represents funding agreements issued to the FHLB in exchange for cash and for which the FHLB has been granted a lien on certain assets, which are in the custody of the FHLB, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of the FHLB as long as

            General American Life Insurance Company and Subsidiary there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, the FHLB's recovery on the collateral is limited to the amount of the Company's liability to the FHLB.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

 Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $905 million and $894 million at December 31, 2012 and 2011, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $81 million and $80 million at December 31, 2012 and 2011, respectively. The average interest rate credited on these contracts was 2.51% and 2.72% at December 31, 2012 and 2011, respectively.

  Under an assumptive reinsurance agreement, the Company transferred, in a non-cash transaction, $319 million of pass-through separate accounts to an affiliate during 2011.

  For the years ended December 31, 2012, 2011 and 2010, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

3. Deferred Policy Acquisition Costs and Value of Business Acquired

  See Note 1 for a description of capitalized acquisition costs.

  Non-Participating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance and non-participating whole life insurance) over the appropriate premium paying period in proportion to the actual historic and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

  Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross

            General American Life Insurance Company and Subsidiary margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

  Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

  Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

            General American Life Insurance Company and Subsidiary

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

  Amortization of DAC and VOBA is attributed to both investment gains and losses and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                              Years Ended December 31,
                                             --------------------------
                                               2012      2011     2010
                                             --------  -------  -------
                                                    (In millions)
       DAC
       Balance at January 1,................ $    133  $    80  $    70
       Capitalizations......................      124       57        5
       Amortization related to:
        Net investment gains (losses).......       --       --        2
        Other expenses......................      (37)      (9)      (6)
                                             --------  -------  -------
          Total amortization................      (37)      (9)      (4)
                                             --------  -------  -------
       Unrealized investment gains (losses).      (10)       5        9
                                             --------  -------  -------
       Balance at December 31,..............      210      133       80
                                             --------  -------  -------
       VOBA
       Balance at January 1,................       62       80       99
       Amortization related to:
        Other expenses......................      (10)     (10)     (12)
                                             --------  -------  -------
          Total amortization................      (10)     (10)     (12)
                                             --------  -------  -------
       Unrealized investment gains (losses).       (5)      (8)      (7)
                                             --------  -------  -------
       Balance at December 31,..............       47       62       80
                                             --------  -------  -------
       Total DAC and VOBA
       Balance at December 31,.............. $    257  $   195  $   160
                                             ========  =======  =======

            General American Life Insurance Company and Subsidiary

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC.

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                        VOBA
                                    -------------
                                    (In millions)
                              2013.    $    9
                              2014.    $    8
                              2015.    $    7
                              2016.    $    2
                              2017.    $    4

4. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser for reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses and minimize exposure to significant risks.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 5.

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most new individual life insurance policies. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $3 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized, highly rated reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2012 and 2011, were not significant.

            General American Life Insurance Company and Subsidiary

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts and funds withheld accounts. The Company had $440 million and $435 million of unsecured unaffiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  At December 31, 2012, the Company had $702 million of net unaffiliated ceded reinsurance recoverables. Of this total, $576 million, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $317 million of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2011, the Company had $677 million of net unaffiliated ceded reinsurance recoverables. Of this total, $559 million, or 83%, were with the Company's five largest unaffiliated ceded reinsurers, including $322 million of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                               Years Ended December 31,
                                                               ----------------------
                                                                2012     2011    2010
                                                               ------   ------  ------
                                                                    (In millions)
Premiums:
Direct premiums............................................... $  294   $  320  $  335
Reinsurance assumed...........................................    444      297     211
Reinsurance ceded.............................................   (307)    (315)   (297)
                                                               ------   ------  ------
  Net premiums................................................ $  431   $  302  $  249
                                                               ======   ======  ======
Universal life and investment-type product policy fees:
Direct universal life and investment-type product policy fees. $  278   $  289  $  347
Reinsurance assumed...........................................     --       --      --
Reinsurance ceded.............................................   (160)    (174)   (201)
                                                               ------   ------  ------
  Net universal life and investment-type product policy fees.. $  118   $  115  $  146
                                                               ======   ======  ======
Policyholder benefits and claims:
Direct policyholder benefits and claims....................... $  613   $  606  $  618
Reinsurance assumed...........................................    355      223     221
Reinsurance ceded.............................................   (387)    (330)   (397)
                                                               ------   ------  ------
  Net policyholder benefits and claims........................ $  581   $  499  $  442
                                                               ======   ======  ======
Interest credited to policyholder account balances:
Direct interest credited to policyholder account balances..... $  223   $  210  $  206
Reinsurance assumed...........................................     --       --      --
Reinsurance ceded.............................................    (78)     (76)    (70)
                                                               ------   ------  ------
  Net interest credited to policyholder account balances...... $  145   $  134  $  136
                                                               ======   ======  ======
Other expenses:
Direct other expenses......................................... $  109   $  158  $  168
Reinsurance assumed...........................................    120       55      31
Reinsurance ceded.............................................    (88)     (86)   (132)
                                                               ------   ------  ------
  Net other expenses.......................................... $  141   $  127  $   67
                                                               ======   ======  ======

            General American Life Insurance Company and Subsidiary

  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                        December 31,
                                                -------------------------------------------------------------
                                                             2012                           2011
                                                ------------------------------ ------------------------------
                                                                        Total                          Total
                                                                       Balance                        Balance
                                                Direct Assumed  Ceded   Sheet  Direct Assumed  Ceded   Sheet
                                                ------ ------- ------  ------- ------ ------- ------  -------
                                                                        (In millions)
Assets:
Premiums, reinsurance and other receivables.... $   27  $ 74   $2,615  $2,716  $   27  $ 28   $2,493  $2,548
Deferred policy acquisition costs and value of
 business acquired.............................    243   139     (125)    257     287    49     (141)    195
                                                ------  ----   ------  ------  ------  ----   ------  ------
   Total assets................................ $  270  $213   $2,490  $2,973  $  314  $ 77   $2,352  $2,743
                                                ======  ====   ======  ======  ======  ====   ======  ======
Liabilities:
Future policy benefits......................... $4,915  $316   $   --  $5,231  $4,945  $150   $   --  $5,095
Other policy-related balances..................    270    64      (47)    287     256    54      (55)    255
Other liabilities..............................    135    47      554     736     133    31      489     653
                                                ------  ----   ------  ------  ------  ----   ------  ------
   Total liabilities........................... $5,320  $427   $  507  $6,254  $5,334  $235   $  434  $6,003
                                                ======  ====   ======  ======  ======  ====   ======  ======

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $256 million and $249 million at December 31, 2012 and 2011, respectively. There were no deposit liabilities on reinsurance at both December 31, 2012 and 2011.

 Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain MetLife subsidiaries, including MLIC, MetLife Investors Insurance Company and MetLife Investors USA Insurance Company, all of which are related parties.

            General American Life Insurance Company and Subsidiary

  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                             Years Ended December 31,
                                                             -----------------------
                                                              2012    2011     2010
                                                             ------  ------  -------
                                                                  (In millions)
Premiums:
Reinsurance assumed......................................... $  202  $   62  $    --
Reinsurance ceded...........................................    (11)     (7)     (14)
                                                             ------  ------  -------
 Net premiums............................................... $  191  $   55  $   (14)
                                                             ======  ======  =======
Universal life and investment-type product policy fees:
Reinsurance assumed......................................... $   --  $   --  $    --
Reinsurance ceded...........................................    (83)    (90)    (120)
                                                             ------  ------  -------
 Net universal life and investment-type product policy fees. $  (83) $  (90) $  (120)
                                                             ======  ======  =======
Policyholder benefits and claims:
Reinsurance assumed......................................... $  172  $   54  $    --
Reinsurance ceded...........................................    (19)    (14)     (33)
                                                             ------  ------  -------
 Net policyholder benefits and claims....................... $  153  $   40  $   (33)
                                                             ======  ======  =======
Interest credited to policyholder account balances:
Reinsurance assumed......................................... $   --  $   --  $    --
Reinsurance ceded...........................................    (78)    (76)     (70)
                                                             ------  ------  -------
 Net interest credited to policyholder account balances..... $  (78) $  (76) $   (70)
                                                             ======  ======  =======
Other expenses:
Reinsurance assumed......................................... $   66  $   21  $    --
Reinsurance ceded...........................................    (33)    (48)     (93)
                                                             ------  ------  -------
 Net other expenses......................................... $   33  $  (27) $   (93)
                                                             ======  ======  =======

  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                             December 31,
                                                                  ----------------------------------
                                                                        2012              2011
                                                                  ----------------  ----------------
                                                                  Assumed   Ceded   Assumed   Ceded
                                                                  ------- --------  ------- --------
                                                                             (In millions)
Assets:
Premiums, reinsurance and other receivables...................... $   74  $  1,880   $  28  $  1,783
Deferred policy acquisition costs and value of business acquired.    139      (121)     49      (134)
                                                                  ------  --------   -----  --------
 Total assets.................................................... $  213  $  1,759   $  77  $  1,649
                                                                  ======  ========   =====  ========
Liabilities:
Future policy benefits........................................... $  219  $     --   $  54  $     --
Other policy-related balances....................................      2       (47)      1       (55)
Other liabilities................................................     47        35      31        34
                                                                  ------  --------   -----  --------
 Total liabilities............................................... $  268  $    (12)  $  86  $    (21)
                                                                  ======  ========   =====  ========

            General American Life Insurance Company and Subsidiary

  In January 2011, the Company entered into two reinsurance agreements to assume 90% of certain participating whole life product policies on a coinsurance basis from two affiliates. The Company assumed premiums of $202 million and $62 million and assumed benefits and related expenses of $238 million and $75 million for the years ended December 31, 2012 and 2011, respectively. In connection with these agreements, the Company recorded assumed DAC and VOBA of $139 million and $49 million, premiums and other receivables of $74 million and $28 million, future policy benefits of $219 million and $53 million and affiliated reinsurance payables, included in other liabilities, of $47 million and $31 million at December 31, 2012 and 2011, respectively.

  The Company may secure certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.8 billion and $1.7 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2012 and 2011, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $253 million and $243 million at December 31, 2012 and 2011, respectively. There were no deposit liabilities on affiliated reinsurance at both December 31, 2012 and 2011.

5. Investments

  See Note 7 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS") and certain structured investment transactions) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

            General American Life Insurance Company and Subsidiary

Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

  The following table presents the fixed maturity and equity securities AFS by sector. The unrealized loss amounts presented below include the noncredit loss component of OTTI losses. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                                 December 31, 2012                             December 31, 2011
                                   --------------------------------------------- ---------------------------------------------
                                                 Gross Unrealized                              Gross Unrealized
                                    Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                                   Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                                     Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                                   --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                          (In millions)
Fixed Maturity Securities:
U.S. corporate.................... $  2,442  $    363   $  11   $  --  $  2,794  $  2,408  $    295   $  28   $  --  $  2,675
Foreign government................      828       444      --      --     1,272       770       421      --      --     1,191
Foreign corporate.................    1,023       230      17      --     1,236       915       199      23      --     1,091
RMBS..............................      858        60      11       8       899       837        47      23      16       845
U.S. Treasury and agency..........      784        99      --      --       883       790        95      --      --       885
CMBS..............................      564        22      12      --       574       609        22      10      --       621
ABS...............................      261         9       3      --       267       280         8       7      --       281
State and political subdivision...       76        16      --      --        92        67        13      --      --        80
                                   --------  --------   -----   -----  --------  --------  --------   -----   -----  --------
  Total fixed maturity securities. $  6,836  $  1,243   $  54   $   8  $  8,017  $  6,676  $  1,100   $  91   $  16  $  7,669
                                   ========  ========   =====   =====  ========  ========  ========   =====   =====  ========
Equity Securities:
Common............................ $     63  $      1   $  --   $  --  $     64  $     33  $     --   $  --   $  --  $     33
                                   --------  --------   -----   -----  --------  --------  --------   -----   -----  --------
  Total equity securities......... $     63  $      1   $  --   $  --  $     64  $     33  $     --   $  --   $  --  $     33
                                   ========  ========   =====   =====  ========  ========  ========   =====   =====  ========

  The Company held non-income producing fixed maturity securities with an estimated fair value of $4 million with unrealized gains (losses) of $3 million at December 31, 2012. There were no non-income producing fixed maturity securities held at December 31, 2011.

  Methodology for Amortization of Discount or Premium on Structured Securities

  Amortization of the discount or premium on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

            General American Life Insurance Company and Subsidiary

 Maturities of Fixed Maturity Securities

  The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                          December 31,
                                            -----------------------------------------
                                                    2012                 2011
                                            -------------------- --------------------
                                            Amortized Estimated  Amortized Estimated
                                              Cost    Fair Value   Cost    Fair Value
                                            --------- ---------- --------- ----------
                                                          (In millions)
Due in one year or less.................... $    492   $    508  $    509   $    526
Due after one year through five years......      966      1,074       814        896
Due after five years through ten years.....    1,392      1,704     1,316      1,554
Due after ten years........................    2,303      2,991     2,311      2,946
                                            --------   --------  --------   --------
 Subtotal..................................    5,153      6,277     4,950      5,922
Structured securities (RMBS, CMBS and ABS).    1,683      1,740     1,726      1,747
                                            --------   --------  --------   --------
 Total fixed maturity securities........... $  6,836   $  8,017  $  6,676   $  7,669
                                            ========   ========  ========   ========

  Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

 Continuous Gross Unrealized Losses for Fixed Maturity AFS by Sector

  The following table presents the estimated fair value and gross unrealized losses of fixed maturity AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position. The unrealized loss amounts include the noncredit component of OTTI loss.

                                           December 31, 2012                         December 31, 2011
                               ----------------------------------------- -----------------------------------------
                                                    Equal to or Greater                       Equal to or Greater
                               Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                               -------------------- -------------------- -------------------- --------------------
                               Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                 Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                 Value     Losses     Value     Losses     Value     Losses     Value     Losses
                               --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                   (In millions, except number of securities)
Fixed Maturity Securities:
U.S. corporate................  $    36    $    2   $    111    $    9   $    131    $    7   $    137   $    21
Foreign government............        8        --         --        --         --        --         --        --
Foreign corporate.............       63         2         32        15        114         5         36        18
RMBS..........................       21         1        110        18         55        11        123        28
U.S. Treasury and agency......       48        --         --        --         --        --         --        --
CMBS..........................       41        --         33        12         69         1         63         9
ABS...........................       12        --         30         3         94         2         32         5
State and political
  subdivision.................        2        --         --        --         --        --         --        --
                                -------    ------   --------    ------   --------    ------   --------   -------
 Total fixed maturity
   securities.................  $   231    $    5   $    316    $   57   $    463    $   26   $    391   $    81
                                =======    ======   ========    ======   ========    ======   ========   =======
Total number of securities in
  an unrealized loss position.       57                   76                  131                   82
                                =======             ========             ========             ========

            General American Life Insurance Company and Subsidiary

 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations;
  (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds; current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more

            General American Life Insurance Company and Subsidiary appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described in (ii) above, as well as private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2012. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), changes in credit ratings, changes in collateral valuation, changes in interest rates and changes in credit spreads. If economic fundamentals or any of the above factors deteriorate, additional OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities in an unrealized loss position decreased $45 million during the year ended December 31, 2012 from $107 million to $62 million. The decline in, or improvement in, gross unrealized losses for the year ended December 31, 2012, was primarily attributable to narrowing credit spreads and a decrease in interest rates.

    At December 31, 2012, $19 million of the total $62 million of gross unrealized losses were from 14 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

  Investment Grade Fixed Maturity Securities

    Of the $19 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $10 million, or 53%, are related to gross unrealized losses on six investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads or rising interest rates since purchase.

            General American Life Insurance Company and Subsidiary

  Below Investment Grade Fixed Maturity Securities

    Of the $19 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $9 million, or 47%, are related to gross unrealized losses on eight below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and U.S and foreign corporate securities (primarily financial services industry securities) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over the financial services industry sector, unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates these U.S. and foreign corporate securities based on factors such as expected cash flows and the financial condition and near-term and long-term prospects of the issuer; and evaluates non-agency RMBS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

Mortgage Loans

 Mortgage Loans by Portfolio Segment

  Mortgage loans are summarized as follows at:

                                                December 31,
                                 ------------------------------------------
                                         2012                  2011
                                 --------------------  --------------------
                                   Carrying     % of     Carrying     % of
                                     Value      Total      Value      Total
                                 ------------- ------  ------------- ------
                                 (In millions)         (In millions)
   Mortgage loans:
    Commercial..................   $    825     97.6 %   $    579     95.3 %
    Agricultural................         27       3.2          33       5.4
                                   --------    ------    --------    ------
      Subtotal (1)..............        852     100.8         612     100.7
    Valuation allowances........        (7)     (0.8)         (4)     (0.7)
                                   --------    ------    --------    ------
      Total mortgage loans, net.   $    845    100.0 %   $    608    100.0 %
                                   ========    ======    ========    ======

--------
(1)In 2012, the Company purchased $195 million of commercial mortgage loans at estimated fair value from an affiliate, MetLife Bank, National Association. The Company did not purchase any mortgage loans during the year ended December 31, 2011.

  See "-- Related Party Investment Transactions" for discussion of affiliated loans included in the table above.

            General American Life Insurance Company and Subsidiary

 Mortgage Loans and Valuation Allowance by Portfolio Segment

  The carrying value prior to valuation allowance ("recorded investment") in mortgage loans, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows:

                                                                      December 31,
                                             --------------------------------------------------------------
                                                          2012                            2011
                                             ------------------------------- ------------------------------
                                             Commercial Agricultural  Total  Commercial Agricultural Total
                                             ---------- ------------ ------- ---------- ------------ ------
                                                                     (In millions)
Mortgage loans:
  Evaluated individually for credit losses..  $    17     $    --    $    17  $     --     $    5    $    5
  Evaluated collectively for credit losses..      808          27        835       579         28       607
                                              -------     -------    -------  --------     ------    ------
   Total mortgage loans.....................      825          27        852       579         33       612
                                              -------     -------    -------  --------     ------    ------
Valuation allowances:
  Specific credit losses....................        2          --          2        --         --        --
  Non-specifically identified credit losses.        5          --          5         4         --         4
                                              -------     -------    -------  --------     ------    ------
   Total valuation allowances...............        7          --          7         4         --         4
                                              -------     -------    -------  --------     ------    ------
    Mortgage loans, net of valuation
     allowance..............................  $   818     $    27    $   845  $    575     $   33    $  608
                                              =======     =======    =======  ========     ======    ======

Valuation Allowance Rollforward by Portfolio Segment

The changes in the valuation allowance, by portfolio segment, were as follows:

                                       Commercial Agricultural   Total
                                       ---------- ------------ --------
                                                 (In millions)
       Balance at January 1, 2010.....  $      3   $      --   $      3
       Provision (release)............         3          --          3
       Charge-offs, net of recoveries.        --          --         --
                                        --------   ---------   --------
       Balance at December 31, 2010...         6          --          6
       Provision (release)............        (2)         --         (2)
       Charge-offs, net of recoveries.        --          --         --
                                        --------   ---------   --------
       Balance at December 31, 2011...         4          --          4
       Provision (release)............         3          --          3
       Charge-offs, net of recoveries.        --          --         --
                                        --------   ---------   --------
       Balance at December 31, 2012...  $      7   $      --   $      7
                                        ========   =========   ========

  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for both portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for both loan portfolio

            General American Life Insurance Company and Subsidiary segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for each portfolio segment.

    All commercial loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, potentially delinquent, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural loans is generally similar to the commercial loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above for both loan portfolio segments. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural loan portfolio and are routinely updated. Additionally, the Company focuses the monitoring process on higher risk loans, including reviews on a geographic and property-type basis.

            General American Life Insurance Company and Subsidiary

 Credit Quality of Commercial Mortgage Loans

  Information about the credit quality of commercial mortgage loans is presented below at:

                                    Recorded Investment
                       ---------------------------------------------
                       Debt Service Coverage Ratios
                       ----------------------------           % of      Estimated    % of
                       > 1.20x  1.00x-1.20x < 1.00x  Total    Total    Fair Value    Total
                       -------- ----------- ------- -------- -------  ------------- -------
                                   (In millions)                      (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $    723   $    17   $    -- $    740   89.7 %   $    817      90.8 %
65% to 75%............       23        18        23       64     7.8          65        7.2
76% to 80%............        3        --         1        4     0.5           4        0.4
Greater than 80%......       --        --        17       17     2.0          14        1.6
                       --------   -------   ------- -------- -------    --------    -------
 Total................ $    749   $    35   $    41 $    825  100.0 %   $    900     100.0 %
                       ========   =======   ======= ======== =======    ========    =======

December 31, 2011:
Loan-to-value ratios:
Less than 65%......... $    514   $    --   $    -- $    514   88.8 %   $    572      90.0 %
65% to 75%............       48        --        --       48     8.3          51        8.0
76% to 80%............       --        --        --       --      --          --         --
Greater than 80%......       --        --        17       17     2.9          13        2.0
                       --------   -------   ------- -------- -------    --------    -------
 Total................ $    562   $    --   $    17 $    579  100.0 %   $    636     100.0 %
                       ========   =======   ======= ======== =======    ========    =======

 Credit Quality of Agricultural Mortgage Loans

  Information about the credit quality of agricultural mortgage loans is presented below at:

                                             December 31,
                              ------------------------------------------
                                      2012                  2011
                              --------------------  --------------------
                                Recorded     % of     Recorded     % of
                               Investment    Total   Investment    Total
                              ------------- ------  ------------- ------
                              (In millions)         (In millions)
       Loan-to-value ratios:
       Less than 65%.........    $    27    100.0 %    $    28     84.8 %
       Greater than 80%......         --        --           5      15.2
                                 -------    ------     -------    ------
        Total................    $    27    100.0 %    $    33    100.0 %
                                 =======    ======     =======    ======

 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing, mortgage loan portfolio, with all mortgage loans classified as performing at December 31, 2012 and approximately 99% classified as performing at December 31, 2011. The Company defines delinquent mortgage loans consistent with industry practice, when interest and principal payments are past due as follows: commercial mortgage loans - 60 days and agricultural mortgage loans - 90 days. The Company had no loans past due and no loans in non-accrual status at December 31, 2012. The Company had no loans past due and one agricultural mortgage loan in non-accrual status with a recorded investment of $5 million at December 31, 2011.

            General American Life Insurance Company and Subsidiary

 Impaired Mortgage Loans

  The Company had one impaired commercial mortgage loan with an unpaid principal balance and recorded investment of $17 million, and a carrying value of $15 million at December 31, 2012. For the year ended December 31, 2012, the average investment on impaired commercial loans and agricultural loans were $13 million and $2 million, respectively. The Company had one impaired agricultural mortgage loan with an unpaid principal balance, recorded investment and carrying value of $5 million at December 31, 2011. For the year ended
December 31, 2011, the average investment on impaired agricultural mortgage loans was $3 million. Interest income on impaired mortgage loans was $1 million for the year ended December 31, 2012 and less than $1 million for the year ended December 31, 2011. The Company did not recognize interest income on impaired mortgage loans during the year ended December 31, 2010.

 Mortgage Loans Modified in a Troubled Debt Restructuring

  For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

  There were no mortgage loans modified in a troubled debt restructuring during the year ended December 31, 2012. The Company had one agricultural mortgage loan modified during the period in a troubled debt restructuring with a pre-modification carrying value of $6 million and a post-modification carrying value of $5 million during the year ended December 31, 2011.

  During the previous 12 months, the Company had no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at both December 31, 2012 and 2011. Payment default is determined in the same manner as delinquency status - when interest and principal payments are past due.

 Other Invested Assets

  Other invested assets is comprised of freestanding derivatives with positive estimated fair values, loans to affiliates (see "-- Related Party Investment Transactions") and tax credit partnerships.

 Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $71 million and $54 million at December 31, 2012 and 2011, respectively.

            General American Life Insurance Company and Subsidiary

 Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                            Years Ended December 31,
                                                                           --------------------------
                                                                             2012      2011     2010
                                                                           --------  --------  ------
                                                                                  (In millions)
Fixed maturity securities................................................. $  1,189  $  1,009  $  648
Fixed maturity securities with noncredit OTTI losses in accumulated other
  comprehensive income (loss).............................................       (8)      (16)    (15)
                                                                           --------  --------  ------
   Total fixed maturity securities........................................    1,181       993     633
Equity securities.........................................................        1        --      19
Derivatives...............................................................       (2)       (1)     (1)
                                                                           --------  --------  ------
   Subtotal...............................................................    1,180       992     651
                                                                           --------  --------  ------
Amounts allocated from:
 Insurance liability loss recognition.....................................       (4)       (4)     (3)
 DAC and VOBA.............................................................      (17)       (2)      1
                                                                           --------  --------  ------
   Subtotal...............................................................      (21)       (6)     (2)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in accumulated other comprehensive income (loss).............        3         5       5
Deferred income tax benefit (expense).....................................     (407)     (350)   (231)
                                                                           --------  --------  ------
Net unrealized investment gains (losses).................................. $    755  $    641  $  423
                                                                           ========  ========  ======

   The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                             Years Ended December 31,
                                                      ------------------------------
                                                           2012            2011
   -                                                    ----------      ----------
                                                             (In millions)
   Balance, January 1,............................... $      (16)     $      (15)
   Noncredit OTTI losses recognized (1)..............          1               1
   Securities sold with previous noncredit OTTI loss.          3               2
   Subsequent changes in estimated fair value........          4              (4)
                                                        ----------      ----------
   Balance, December 31,............................. $       (8)     $      (16)
                                                        ==========      ==========

--------

(1)Noncredit OTTI losses recognized, net of DAC, were $1 million for both years ended December 31, 2012 and 2011.

            General American Life Insurance Company and Subsidiary

  The changes in net unrealized investment gains (losses) were as follows:

                                                                               Years Ended December 31,
                                                                               ----------------------
                                                                                2012     2011    2010
                                                                               ------   ------  ------
                                                                                    (In millions)
Balance, beginning of period.................................................. $  641   $  423  $  139
Fixed maturity securities on which noncredit OTTI losses have been recognized.      8       (1)     --
Unrealized investment gains (losses) during the year..........................    180      342     436
Unrealized investment gains (losses) relating to:
   Insurance liability loss recognition.......................................     --       (1)     (3)
   DAC and VOBA...............................................................    (15)      (3)      2
   Deferred income tax benefit (expense) related to noncredit OTTI losses
     recognized in accumulated other comprehensive income (loss)..............     (2)      --      --
   Deferred income tax benefit (expense)......................................    (57)    (119)   (151)
                                                                               ------   ------  ------
Balance, end of period........................................................ $  755   $  641  $  423
                                                                               ======   ======  ======
Change in net unrealized investment gains (losses)............................ $  114   $  218  $  284
                                                                               ======   ======  ======

 Concentrations of Credit Risk

  Investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, were in fixed income securities of the Canadian federal and provincial governments of $1.2 billion and $1.1 billion, at estimated fair value, at December 31, 2012 and 2011, respectively.

 Securities Lending

  As described in Note 1, the Company participates in a securities lending program. Elements of the securities lending program are presented below at:

                                                             December 31,
                                                             -------------
                                                              2012   2011
                                                             ------ ------
                                                             (In millions)
     Securities on loan: (1)
      Amortized cost........................................ $  536 $  659
      Estimated fair value.................................. $  582 $  740
     Cash collateral on deposit from counterparties (2)..... $  596 $  751
     Security collateral on deposit from counterparties (3). $    1 $    7
     Reinvestment portfolio -- estimated fair value......... $  591 $  726

--------

(1)Included within fixed maturity securities and short-term investments.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

            General American Life Insurance Company and Subsidiary

 Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments and fixed maturity and equity securities.

                                                                December 31,
                                                              -----------------
                                                                2012     2011
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,470 $    888
 Invested assets pledged as collateral (1)...................    1,299      662
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $  2,769 $  1,550
                                                              ======== ========

--------

(1)The Company has pledged fixed maturity securities and cash and cash equivalents in connection with various agreements and transactions, including funding agreements (see Note 2), and derivative transactions (see
   Note 6).

 Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $225 million at December 31, 2012. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $99 million at December 31, 2012. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss). This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2012, 2011 and 2010. Aggregate total assets of these entities totaled $100.6 billion and $100.3 billion at December 31, 2012 and 2011, respectively. Aggregate total liabilities of these entities totaled $2.2 billion and $6.4 billion at December 31, 2012 and 2011, respectively. Aggregate net income (loss) of these entities totaled $6.0 billion, $3.3 billion and $7.3 billion for the years ended December 31, 2012, 2011 and 2010, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

 Variable Interest Entities

  The Company has invested in certain structured transactions that are VIEs. If the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity it would be the primary beneficiary and consolidator of the entity.

            General American Life Insurance Company and Subsidiary

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

 Consolidated VIEs

  There were no VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2012 and 2011.

 Unconsolidated VIEs

  The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                               December 31,
                                                 -----------------------------------------
                                                         2012                 2011
                                                 -------------------- --------------------
                                                            Maximum              Maximum
                                                 Carrying  Exposure   Carrying  Exposure
                                                  Amount  to Loss (1)  Amount  to Loss (1)
                                                 -------- ----------- -------- -----------
                                                               (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  1,740  $  1,740   $  1,747  $  1,747
 U.S. and foreign corporate.....................       72        72         51        51
Other limited partnership interests.............      150       215        151       235
Other invested assets...........................        1        --          1        --
                                                 --------  --------   --------  --------
   Total........................................ $  1,963  $  2,027   $  1,950  $  2,033
                                                 ========  ========   ========  ========

--------

(1)The maximum exposure to loss relating to fixed maturity securities is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $1 million at both December 31, 2012 and 2011. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

            General American Life Insurance Company and Subsidiary

  As described in Note 12, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2012, 2011 and 2010.

 Net Investment Income

  The components of net investment income were as follows:

                                                          Years Ended December 31,
                                                          -----------------------
                                                          2012     2011    2010
                                                          ----     ----    ----
                                                           (In millions)
      Investment income:
       Fixed maturity securities......................... $355     $341    $353
       Equity securities.................................    1        1       2
       Mortgage loans....................................   44       38      31
       Policy loans......................................   97      105     109
       Real estate and real estate joint ventures........    9        9       8
       Other limited partnership interests...............   17       14      17
       Cash, cash equivalents and short-term investments.    1        1      (1)
       Other.............................................   (2)      --      (1)
                                                           ----     ----    ----
           Subtotal......................................  522      509     518
         Less: Investment expenses.......................   19       18      16
                                                           ----     ----    ----
             Net investment income....................... $503     $491    $502
                                                           ====     ====    ====

  See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses included in the table above.

            General American Life Insurance Company and Subsidiary

Net Investment Gains (Losses)

Components of Net Investment Gains (Losses)

The components of net investment gains (losses) were as follows:

                                                                         Years Ended December 31,
                                                                         -----------------------
                                                                          2012    2011     2010
                                                                         -----   ------   -----
                                                                             (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
   Finance.............................................................. $  (4)  $   --   $  (2)
                                                                         -----   ------   -----
     Total U.S. and foreign corporate securities........................    (4)      --      (2)
   ABS..................................................................    (1)      (2)     --
   RMBS.................................................................    (1)      (1)     (3)
   CMBS.................................................................    --       --      (1)
                                                                         -----   ------   -----
 OTTI losses on fixed maturity securities recognized in earnings........    (6)      (3)     (6)
 Fixed maturity securities -- net gains (losses) on sales and disposals.    16       10       2
                                                                         -----   ------   -----
   Total gains (losses) on fixed maturity securities....................    10        7      (4)
                                                                         -----   ------   -----
 Equity securities......................................................     3       45       1
 Mortgage loans.........................................................    (4)       2      (6)
 Other gains (losses)...................................................    (4)     (13)     (7)
                                                                         -----   ------   -----
       Total net investment gains (losses).............................. $   5   $   41   $ (16)
                                                                         =====   ======   =====

  Gains (losses) from foreign currency transactions included within net investment gains (losses) were $17 million, $8 million and $1 million for the years ended December 31, 2012, 2011 and 2010, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

  Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                        Years Ended December 31,
                                 -----------------------------------------------------------------------
                                  2012    2011     2010    2012   2011   2010   2012    2011     2010
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
                                 Fixed Maturity Securities  Equity Securities            Total
                                 ------------------------- ------------------- -------------------------
                                                              (In millions)
Proceeds........................ $   936 $   759 $   1,308 $   6 $   197 $   5 $   942 $   956 $   1,313
                                 ======= ======= ========= ===== ======= ===== ======= ======= =========
Gross investment gains.......... $    23 $    18 $      23 $   3 $    45 $   1 $    26 $    63 $      24
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
Gross investment losses.........     (7)     (8)      (21)    --      --    --     (7)     (8)      (21)
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
Total OTTI losses recognized in
 earnings:
  Credit-related................     (2)     (3)       (6)    --      --    --     (2)     (3)       (6)
  Other (1).....................     (4)      --        --    --      --    --     (4)      --        --
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
    Total OTTI losses
     recognized in earnings.....     (6)     (3)       (6)    --      --    --     (6)     (3)       (6)
                                 ------- ------- --------- ----- ------- ----- ------- ------- ---------
      Net investment gains
       (losses)................. $    10 $     7 $     (4) $   3 $    45 $   1 $    13 $    52 $     (3)
                                 ======= ======= ========= ===== ======= ===== ======= ======= =========

            General American Life Insurance Company and Subsidiary

--------
(1)Other OTTI losses recognized in earnings include impairments on fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

 Credit Loss Rollforward

  The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                                  Years Ended December 31,
                                                                                  ------------------------
                                                                                     2012           2011
                                                                                  ----------     ---------
                                                                                       (In millions)
Balance, at January 1,........................................................... $      5       $      2
Additions:
 Initial impairments -- credit loss OTTI recognized on securities not previously
   impaired......................................................................       --             --
 Additional impairments -- credit loss OTTI recognized on securities previously
   impaired......................................................................        1              4
Reductions:
 Sales (maturities, pay downs or prepayments) during the period of securities
   previouslyimpaired as credit loss OTTI........................................      (1)            (1)
 Securities impaired to net present value of expected future cash flows..........       --             --
                                                                                  ----------     ---------
Balance, at December 31,......................................................... $      5       $      5
                                                                                  ==========     =========

 Related Party Investment Transactions

  The Company loaned $80 million to a wholly-owned real estate subsidiary of an affiliate, MLIC, which is included in mortgage loans. The carrying value of this loan was $77 million and $78 million at December 31, 2012 and 2011, respectively. The loan bears interest at 7.26% and is due in quarterly principal and interest payments of $1.6 million through January 2020. The loan is secured by an interest in the real estate subsidiary, which owns operating real estate with a fair value in excess of the loan balance. Net investment income from this investment was $6 million for each of the years ended
December 31, 2012, 2011 and 2010.

  The Company has loans outstanding to an affiliate, which are included in other invested assets, totaling $50 million at both December 31, 2012 and 2011. At December 31, 2011 the loans were outstanding with Exeter Reassurance Company Ltd. ("Exeter"), an affiliate. During 2012, MetLife assumed this affiliated debt from Exeter. The loan of $50 million is due on July 15, 2021 and bears interest, payable semi-annually at 5.64%. Net investment income from these loans was $3 million and $1 million for the years ended December 31, 2012 and 2011, respectively.

  The Company receives investment administrative services from certain affiliates. The related investment administrative service charges were $12 million, $10 million and $9 million for the years ended December 31, 2012, 2011 and 2010, respectively. The Company also had additional affiliated net investment income of less than $1 million at both December 31, 2012 and 2011 and ($1) million for the year ended December 31, 2010.

6. Derivatives

 Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 7 for information about the fair value hierarchy for derivatives.

            General American Life Insurance Company and Subsidiary

 Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance agreements that have embedded derivatives.

  Interest Rate Derivatives

  Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value and non-qualifying hedging relationships.

  To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

  Foreign Currency Exchange Rate Derivatives

  The Company uses foreign currency exchange rate derivatives including foreign currency swaps and foreign currency forwards, to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in cash flow and non-qualifying hedging relationships.

  In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

  Credit Derivatives

  Credit default swaps are primarily used to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

  The Company also uses credit default swaps to economically hedge against credit-related changes in the value of its investments. The Company utilizes credit default swaps in non-qualifying hedging relationships.

            General American Life Insurance Company and Subsidiary

  Equity Derivatives

  Equity index options are used by the Company in non-qualifying hedging relationships.

 Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                                 -----------------------------------------------------------
                                                                            2012                          2011
                                                                 ----------------------------- -----------------------------
                                                                          Estimated Fair Value          Estimated Fair Value
                                                                 Notional -------------------- Notional --------------------
                               Primary Underlying Risk Exposure   Amount  Assets  Liabilities   Amount  Assets  Liabilities
                               --------------------------------  -------- ------  -----------  -------- ------  -----------
                                                                                      (In millions)
Derivatives Designated as
 Hedging Instruments
Fair value hedges:
   Interest rate swaps........ Interest rate.................... $     21 $  --      $  1      $      8 $  --      $  --
Cash flow hedges:
   Foreign currency swaps..... Foreign currency exchange rate...       29    --         1             4    --         --
                                                                 -------- -----      ----      -------- -----      -----
      Total qualifying hedges.............................             50    --         2            12    --         --
                                                                 -------- -----      ----      -------- -----      -----

Derivatives Not Designated or
 Not Qualifying as Hedging
 Instruments
Interest rate swaps........... Interest rate....................      705    71         2           470    76         --
Interest rate futures......... Interest rate....................       15    --        --            15    --         --
Foreign currency swaps........ Foreign currency exchange rate...       51    --         4            33     1          2
Foreign currency forwards..... Foreign currency exchange rate...      986    16        --           951     3         --
Credit default swaps.......... Credit...........................      274     2        --           386     3          5
Equity options................ Equity market....................        7    --        --             5    --         --
                                                                 -------- -----      ----      -------- -----      -----
   Total non-designated or non-qualifying derivatives........       2,038    89         6         1,860    83          7
                                                                 -------- -----      ----      -------- -----      -----
      Total...............................................       $  2,088 $  89      $  8      $  1,872 $  83      $   7
                                                                 ======== =====      ====      ======== =====      =====

  The estimated fair value of all derivatives in an asset position is reported within other invested assets in the consolidated balance sheets and the estimated fair value of all derivatives in a liability position is reported within other liabilities in the consolidated balance sheets.

 Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                  Years Ended December 31,
                                                  ----------------------
                                                   2012     2011    2010
                                                  ------   ------  ------
                                                       (In millions)
      Derivatives and hedging gains (losses) (1). $  (19)  $   57  $  (31)
      Embedded derivatives.......................    (13)     (17)    (31)
                                                  ------   ------  ------
       Total net derivative gains (losses)....... $  (32)  $   40  $  (62)
                                                  ======   ======  ======

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

            General American Life Insurance Company and Subsidiary

  The Company recognized insignificant net investment income from settlement payments related to qualifying hedges for each of the years ended December 31, 2012, 2011 and 2010.

  The Company recognized net derivative gains (losses) from settlement payments related to non-qualifying hedges of $12 million, $13 million, and $11 million for the years ended December 31, 2012, 2011 and 2010, respectively.

  Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

   The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                               Net Derivative Gains (Losses)
                                               -----------------------------
                                                       (In millions)
   For the Year Ended December 31, 2012:
   Interest rate derivatives..................            $   (2)
   Foreign currency exchange rate derivatives.               (31)
   Credit derivatives.........................                 1
                                                          ------
      Total...................................            $  (32)
                                                          ======
   For the Year Ended December 31, 2011:
   Interest rate derivatives..................            $   25
   Foreign currency exchange rate derivatives.                17
   Credit derivatives.........................                 1
                                                          ------
      Total...................................            $   43
                                                          ======
   For the Year Ended December 31, 2010:
   Interest rate derivatives..................            $    3
   Foreign currency exchange rate derivatives.               (47)
   Credit derivatives.........................                 2
                                                          ------
      Total...................................            $  (42)
                                                          ======

  Fair Value Hedges

   The Company designates and accounts for interest rate swaps to convert fixed rate assets to floating rate assets as fair value hedges when they have met the requirements of fair value hedging.

   The Company recognized insignificant amounts in net derivative gains (losses) representing the ineffective portion of all fair value hedges for the years ended December 31, 2012 and 2011. Changes in the fair value of the derivatives and the hedged items recognized in net derivative gains (losses) were insignificant for the years ended December 31, 2012 and 2011. The Company did not have any fair value hedges during the year ended December 31, 2010.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  Cash Flow Hedges

   The Company designates and accounts for foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets, as cash flow hedges, when they have met the requirements of cash flow hedging.

            General American Life Insurance Company and Subsidiary

   In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. For the years ended December 31, 2012, 2011 and 2010, there were no amounts reclassified into net derivative gains (losses) related to such discontinued cash flow hedges.

   There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments, for the years ended December 31, 2012, 2011 and 2010.

   At December 31, 2012 and 2011, the balance in accumulated other comprehensive income (loss) associated with foreign currency swaps designated and qualifying as cash flow hedges was ($2) million and ($1) million, respectively.

   For the year ended December 31, 2012, there was ($1) million of gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended December 31, 2011 and 2010, there were insignificant gains (losses) deferred in accumulated other comprehensive income (loss) related to foreign currency swaps. For the years ended
December 31, 2012, 2011 and 2010, there were insignificant amounts reclassified to net derivative gains (losses) and net investment income related to foreign currency swaps. For the year ended December 31, 2012, the Company recognized insignificant amounts of net derivative gains (losses) which represented the ineffective portion of all cash flow hedges. For the years ended December 31, 2011 and 2010, the Company did not recognize any net derivative gains (losses) which represented the ineffective portion of all cash flow hedges.

   All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

   At December 31, 2012, insignificant amounts of deferred net gains (losses) on derivatives in AOCI were expected to be reclassified to earnings within the next 12 months.

  Credit Derivatives

   In connection with synthetically created credit investment transactions, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $220 million and $292 million at December 31, 2012 and 2011, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2012, the Company would have received $2 million to terminate all of these contracts, and at December 31, 2011, the Company would have paid $3 million to terminate all of these contracts.

            General American Life Insurance Company and Subsidiary

   The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                   December 31,
                                   -----------------------------------------------------------------------------
                                                    2012                                   2011
                                   -------------------------------------- --------------------------------------
                                                 Maximum                                Maximum
                                   Estimated    Amount of                 Estimated    Amount of
                                   Fair Value     Future       Weighted   Fair Value     Future       Weighted
                                   of Credit  Payments under   Average    of Credit  Payments under   Average
Rating Agency Designation of        Default   Credit Default   Years to    Default   Credit Default   Years to
Referenced Credit Obligations (1)    Swaps      Swaps (2)    Maturity (3)   Swaps      Swaps (2)    Maturity (3)
---------------------------------  ---------- -------------- ------------ ---------- -------------- ------------
                                         (In millions)                          (In millions)
   Aaa/Aa/A
   Single name credit default
     swaps (corporate)............   $  --        $    7         1.0        $  --        $    7         2.0
   Credit default swaps
     referencing indices..........      --            --          --           --            10         1.0
                                     -----        ------                    -----        ------
      Subtotal....................      --             7         1.0           --            17         1.4
                                     -----        ------                    -----        ------
   Baa
   Single name credit default
     swaps (corporate)............      --            20         3.5           (1)           45         4.6
   Credit default swaps
     referencing indices..........       2           193         4.5           (2)          230         4.6
                                     -----        ------                    -----        ------
      Subtotal....................       2           213         4.4           (3)          275         4.6
                                     -----        ------                    -----        ------
          Total...................   $   2        $  220         4.3        $  (3)       $  292         4.4
                                     =====        ======                    =====        ======

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

 Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes.

  The Company manages its credit risk related to OTC derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for netting of payments by product and currency for periodic settlements and a single net payment to be made by one party upon termination. Because exchange-traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives. See Note 7 for a description of the impact of credit risk on the valuation of derivatives.

            General American Life Insurance Company and Subsidiary

  The Company enters into various collateral arrangements which require both the pledging and accepting of collateral in connection with its OTC derivatives. At December 31, 2012 and 2011, the Company was obligated to return cash collateral under its control of $7 million and $64 million, respectively. This cash collateral is included in cash and cash equivalents or in short-term investments and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. At December 31, 2012, the Company had received collateral consisting of various securities with a fair market value of $74 million, which was held in separate custodial accounts. At December 31, 2011, the Company did not receive any securities collateral. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2012 none of the collateral had been sold or repledged.

  The Company's collateral arrangements for its OTC derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include credit-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the credit ratings of the Company and/or the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade credit rating from each of Moody's and S&P. If a party's credit ratings were to fall below that specific investment grade credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

  The following table presents the estimated fair value of the Company's OTC derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's credit rating at the reporting date or if the Company's credit rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. Derivatives that are not subject to collateral agreements are not included in the scope of this table.

                                          Estimated Fair Value of      Fair Value of Incremental
                                          Collateral Provided (2):     Collateral Provided Upon:
                                          ------------------------ ----------------------------------
                                                                                 Downgrade in the
                                                                   One Notch Company's Credit Rating
                                                                   Downgrade to a Level that Triggers
                         Estimated                                  in the        Full Overnight
                       Fair Value of                               Company's   Collateralization or
                     Derivatives in Net        Fixed Maturity       Credit        Termination of
                   Liability Position (1)        Securities         Rating   the Derivative Position
                   ---------------------- ------------------------ --------- ------------------------
                                                     (In millions)
December 31, 2012.          $  2                   $   1             $  --             $  1
December 31, 2011.          $  2                   $  --             $  --             $  1

--------

(1)After taking into consideration the existence of netting agreements.

(2)Included in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. At both December 31, 2012 and 2011, the Company did not provide any cash collateral.

  The Company also has exchange-traded futures, which require the pledging of collateral. At both December 31, 2012 and 2011, the Company did not pledge any securities collateral for exchange-traded futures.

            General American Life Insurance Company and Subsidiary

At both December 31, 2012 and 2011, the Company provided insignificant amounts of cash collateral for exchange-traded futures which is included in premiums, reinsurance and other receivables.

 Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts are funds withheld on ceded reinsurance.

  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                         December 31,
                                                                                         -------------
                                                                 Balance Sheet Location  2012   2011
                                                           ----------------------------  -----  -----
                                                                                         (In millions)
Net embedded derivatives within liability host contracts:
 Funds withheld on ceded reinsurance......................      Other liabilities....... $  96  $  83

  The following table presents changes in estimated fair value related to embedded derivatives:

                                            Years Ended December 31,
                                            ----------------------
                                             2012     2011    2010
                                            ------   ------  ------
                                                 (In millions)
             Net derivative gains (losses). $  (13)  $  (17) $  (31)

7. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

  Level 1  Unadjusted quoted prices in active markets for identical assets or liabilities. The Company defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

  Level 2  Quoted prices in markets that are not active or inputs that are observable either directly or indirectly. These inputs can include quoted prices for similar assets or liabilities other than quoted prices in Level 1, quoted prices in markets that are not active, or other significant inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

  Level 3  Unobservable inputs that are supported by little or no market activity and are significant to the determination of estimated fair value of the assets or liabilities. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability.

            General American Life Insurance Company and Subsidiary

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis were determined as described below. These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                                       December 31, 2012
                                                              -----------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                         Total
                                                                                       Estimated
                                                              Level 1 Level 2  Level 3 Fair Value
                                                              ------- -------- ------- ----------
                                                                         (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $   --  $  2,652 $  142   $  2,794
  Foreign government.........................................     --     1,118    154      1,272
  Foreign corporate..........................................     --     1,130    106      1,236
  RMBS.......................................................     --       859     40        899
  U.S. Treasury and agency...................................    575       308     --        883
  CMBS.......................................................     --       561     13        574
  ABS........................................................     --       218     49        267
  State and political subdivision............................     --        92     --         92
                                                              ------  -------- ------   --------
    Total fixed maturity securities..........................    575     6,938    504      8,017
                                                              ------  -------- ------   --------
Equity securities:
  Common stock...............................................      9        55     --         64
                                                              ------  -------- ------   --------
    Total equity securities..................................      9        55     --         64
                                                              ------  -------- ------   --------
Short-term investments.......................................     36       155     --        191
Derivative assets: (1)
  Interest rate..............................................     --        71     --         71
  Foreign currency exchange rate.............................     --        16     --         16
  Credit.....................................................     --         2     --          2
                                                              ------  -------- ------   --------
    Total derivative assets..................................     --        89     --         89
                                                              ------  -------- ------   --------
Separate account assets (2)..................................     49       936      1        986
                                                              ------  -------- ------   --------
     Total assets............................................ $  669  $  8,173 $  505   $  9,347
                                                              ======  ======== ======   ========
Liabilities:
Derivative liabilities: (1)
  Interest rate.............................................. $   --  $      3 $   --   $      3
  Foreign currency exchange rate.............................     --         5     --          5
  Credit.....................................................     --        --     --         --
                                                              ------  -------- ------   --------
    Total derivative liabilities.............................     --         8     --          8
                                                              ------  -------- ------   --------
Net embedded derivatives within liability host contracts (3).     --        --     96         96
                                                              ------  -------- ------   --------
     Total liabilities....................................... $   --  $      8 $   96   $    104
                                                              ======  ======== ======   ========

            General American Life Insurance Company and Subsidiary

                                                                       December 31, 2011
                                                              -----------------------------------
                                                                Fair Value Hierarchy
                                                              ------------------------
                                                                                         Total
                                                                                       Estimated
                                                              Level 1 Level 2  Level 3 Fair Value
                                                              ------- -------- ------- ----------
                                                                         (In millions)
Assets:
Fixed maturity securities:
  U.S. corporate............................................. $   --  $  2,553 $  122   $  2,675
  Foreign government.........................................     --     1,041    150      1,191
  Foreign corporate..........................................     --     1,039     52      1,091
  RMBS.......................................................     --       818     27        845
  U.S. Treasury and agency...................................    580       305     --        885
  CMBS.......................................................     --       586     35        621
  ABS........................................................     --       246     35        281
  State and political subdivision............................     --        80     --         80
                                                              ------  -------- ------   --------
    Total fixed maturity securities..........................    580     6,668    421      7,669
                                                              ------  -------- ------   --------
Equity securities:
  Common stock...............................................      1        --     32         33
                                                              ------  -------- ------   --------
    Total equity securities..................................      1        --     32         33
                                                              ------  -------- ------   --------
Short-term investments.......................................     59       195     --        254
Derivative assets: (1)
  Interest rate..............................................     --        76     --         76
  Foreign currency exchange rate.............................     --         4     --          4
  Credit.....................................................     --         3     --          3
                                                              ------  -------- ------   --------
    Total derivative assets..................................     --        83     --         83
                                                              ------  -------- ------   --------
Separate account assets (2)..................................     48       925      1        974
                                                              ------  -------- ------   --------
     Total assets............................................ $  688  $  7,871 $  454   $  9,013
                                                              ======  ======== ======   ========
Liabilities:
Derivative liabilities: (1)
  Interest rate.............................................. $   --  $     -- $   --   $     --
  Foreign currency exchange rate.............................     --         2     --          2
  Credit.....................................................     --         5     --          5
                                                              ------  -------- ------   --------
    Total derivative liabilities.............................     --         7     --          7
                                                              ------  -------- ------   --------
Net embedded derivatives within liability host contracts (3).     --        --     83         83
                                                              ------  -------- ------   --------
     Total liabilities....................................... $   --  $      7 $   83   $     90
                                                              ======  ======== ======   ========

--------

(1)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(2)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

            General American Life Insurance Company and Subsidiary

(3)Net embedded derivatives within liability host contracts are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a monthly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committee of MetLife, Inc.'s Board of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by reviewing such pricing with the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 2.2% of the total estimated fair value of fixed maturity securities and 35% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were

            General American Life Insurance Company and Subsidiary not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities and Short-term Investments

    When available, the estimated fair value of these investments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

   Level 2 Valuation Techniques and Key Inputs:

     This level includes fixed maturity securities and equity securities priced principally by independent pricing services using observable inputs. Short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

     U.S. corporate and foreign corporate securities

       These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer. This level also includes certain below investment grade privately placed fixed maturity securities priced by independent pricing services that use observable inputs.

     Foreign government and state and political subdivision securities

       These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

            General American Life Insurance Company and Subsidiary

     Structured securities comprised of RMBS, CMBS and ABS

       These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

     U.S. Treasury and agency securities

       These securities are principally valued using the market approach. Valuation is based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

     Common stock

       These securities are principally valued using the market approach where market quotes are available but are not considered actively traded. Valuation is based principally on observable inputs including quoted prices in markets that are not considered active.

   Level 3 Valuation Techniques and Key Inputs:

     In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described in the Level 2 Valuation Techniques and Key Inputs. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

     U.S. corporate and foreign corporate securities

       These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments or spreads over below investment grade curves to reflect industry trends or specific credit-related issues; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

     Foreign government securities

       These securities are principally valued using the market approach. Valuation is based primarily on independent non-binding broker quotations and inputs including quoted prices for identical or similar

            General American Life Insurance Company and Subsidiary securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

     Structured securities comprised of RMBS, CMBS and ABS

       These securities are principally valued using the market and income approaches. Valuation is based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data including spreads over below investment grade curves to reflect industry trends on specific credit-related issues. Below investment grade securities, alternative residential mortgage loan RMBS and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

     Common stock

       These securities, including privately held securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Assets within the Company's separate accounts include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, short-term investments and cash and cash equivalents.

   Level 2 Valuation Techniques and Key Inputs:

     These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities and Short-term Investments" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAVs provided by the fund managers.

   Level 3 Valuation Techniques and Key Inputs:

     These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities and Short-term Investments" and "-- Derivatives -- Freestanding Derivatives."

 Derivatives

  The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC derivatives. The determination of estimated fair

            General American Life Insurance Company and Subsidiary value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

  The significant inputs to the pricing models for most OTC derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

  The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its derivatives using the standard swap curve which includes a spread to the risk free rate. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with the standard swap curve. As the Company and its significant derivative counterparties consistently execute trades at such pricing levels, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Most inputs for OTC derivatives are mid-market inputs but, in certain cases, bid level inputs are used when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

  Freestanding Derivatives

   Level 2 Valuation Techniques and Key Inputs:

     This level includes all types of derivatives utilized by the Company. These derivatives are principally valued using the income approach.

     Interest rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and London Interbank Offered Rate ("LIBOR") basis curves.

            General American Life Insurance Company and Subsidiary

     Foreign currency exchange rate

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, LIBOR basis curves, currency spot rates and cross currency basis curves.

     Credit

       Non-option-based. -- Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

 Embedded Derivatives

  Embedded derivatives are included within funds withheld related to certain ceded reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

  The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "--Investments -- Securities and Short-term Investments." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Liability Host Contracts

   Level 3 Valuation Techniques and Key Inputs:

     Embedded Derivatives Within Funds Withheld Related to Certain Ceded Reinsurance

       These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

    Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    During 2012, there were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012. During 2011, transfers between Levels 1 and 2 were not significant for assets and liabilities measured at estimated fair value and still held at December 31, 2011.

            General American Life Insurance Company and Subsidiary

  Transfers into or out of Level 3:

    Transfers into or out of Level 3 are presented in the tables which follow. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or spreads from below investment grade curves.

    Transfers out of Level 3 for fixed maturity and equity securities resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs or increases in market activity and upgraded credit ratings.

 Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at December 31, 2012.

                                                                                                                      Weighted
                                             Valuation Techniques        Significant Unobservable Inputs    Range     Average
                                        --------------------------------------------------------------------------------------
Fixed maturity securities:

 U.S. corporate and foreign corporate   Matrix pricing                   Delta spread adjustments (1)      15 -   500   159
                                                                         Illiquidity premium (1)           30 -    30
                                                                         Spreads from below
                                                                           investment grade curves (1)     23 -   603   273
                                        Market pricing                   Quoted prices (2)                 -- -   176   124
                                        Consensus pricing                Offered quotes (2)                35 -   102
                                        --------------------------------------------------------------------------------------
 Foreign government                     Consensus pricing                Offered quotes (2)               116 -   158
                                        --------------------------------------------------------------------------------------
 RMBS                                   Matrix pricing and discounted    Spreads from below
                                          cash flow                        investment grade curves (1)    100 -   601   444
                                        Market pricing                   Quoted prices (2)                 53 -    53    53
                                        Consensus pricing                Offered quotes (2)                80 -    80
                                        --------------------------------------------------------------------------------------
 CMBS                                   Matrix pricing and discounted    Spreads from below
                                          cash flow                        investment grade curves (1)     35 -   500   163
                                        Market pricing                   Quoted prices (2)                104 -   104   104
                                        --------------------------------------------------------------------------------------
 ABS                                    Matrix pricing and discounted    Spreads from below
                                          cash flow                        investment grade curves (1)     71 -   102    98
                                        Market pricing                   Quoted prices (2)                100 -   102   101
                                        --------------------------------------------------------------------------------------

(1)For this unobservable input, range and weighted average are presented in basis points.

            General American Life Insurance Company and Subsidiary

(2)For this unobservable input, range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement for other assets and liabilities classified within Level 3. These assets and liabilities are subject to the controls described under "-- Investments - Valuation Controls and Procedures." Generally, all other classes of securities including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance use the same valuation techniques and significant unobservable inputs as previously described for Level 3 fixed maturity securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these assets and liabilities is similar in nature to that described below. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "-- Nonrecurring Fair Value Measurements."

  A description of the sensitivity of the estimated fair value to changes in the significant unobservable inputs for certain of the major asset and liability classes described above is as follows:

  Securities

    Significant spread widening in isolation will adversely impact the overall valuation, while significant spread tightening will lead to substantial valuation increases. Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations. Significant increases (decreases) in offered quotes in isolation would result in substantially higher (lower) valuations. For U.S. and foreign corporate securities, significant increases (decreases) in illiquidity premiums in isolation would result in substantially lower (higher) valuations. For RMBS, CMBS and ABS, changes in the assumptions used for the probability of default are accompanied by a directionally similar change in the assumptions used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

            General American Life Insurance Company and Subsidiary

  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3), including realized and unrealized gains (losses) of all assets and (liabilities) and realized and unrealized gains (losses) of all assets and (liabilities) still held at the end of the respective periods:

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------
                                                                      Fixed Maturity Securities:
                                                   -----------------------------------------------------------------
                                                                                                                State and
                                                     U.S.           Foreign    Foreign                          Political
                                                   Corporate       Government Corporate  RMBS    CMBS    ABS   Subdivision
                                                   ---------       ---------- --------- ------  ------  -----  -----------
                                                                             (In millions)
Year Ended December 31, 2012:
Balance, January 1,...............................  $  122           $  150    $   52   $   27  $   35  $  35     $  --
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................      (1)               4         1       --      --     --        --
  Net investment gains (losses)...................      --               --        --       --      (1)    --        --
  Net derivative gains (losses)...................      --               --        --       --      --     --        --
 Other comprehensive income (loss)................       9               --         2        4      (6)     1        --
Purchases (3).....................................      29               --        52       10      --     19        --
Sales (3).........................................     (14)              --        (1)     (37)     (7)    (6)       --
Issuances (3).....................................      --               --        --       --      --     --        --
Settlements (3)...................................      --               --        --       --      --     --        --
Transfers into Level 3 (4)........................       5               --        --       36       5     --        --
Transfers out of Level 3 (4)......................      (8)              --        --       --     (13)    --        --
                                                    ------           ------    ------   ------  ------  -----     -----
Balance, December 31,.............................  $  142           $  154    $  106   $   40  $   13  $  49     $  --
                                                    ======           ======    ======   ======  ======  =====     =====
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income...........................  $   (1)          $    4    $    1   $   --  $   --  $  --     $  --
  Net investment gains (losses)...................  $   --           $   --    $   --   $   --  $   --  $  --     $  --
  Net derivative gains (losses)...................  $   --           $   --    $   --   $   --  $   --  $  --     $  --

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                         Equity Securities:
                                         -------------------------
                                                       Non-
                                                    redeemable                         Net          Separate
                                         Common     Preferred      Short-term       Embedded        Account
                                         Stock        Stock        Investments     Derivatives     Assets (6)
                                         ------     ----------     -----------     -----------     ----------
                                                            (In millions)
Year Ended December 31, 2012:
Balance, January 1,..................... $  32        $  --           $  --           $(83)           $  1
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................    --           --              --             --              --
  Net investment gains (losses).........     3           --              --             --              --
  Net derivative gains (losses).........    --           --              --            (13)             --
 Other comprehensive income (loss)......    --           --              --             --              --
Purchases (3)...........................    --           --              --             --              --
Sales (3)...............................    (4)          --              --             --              --
Issuances (3)...........................    --           --              --             --              --
Settlements (3).........................    --           --              --             --              --
Transfers into Level 3 (4)..............    --           --              --             --              --
Transfers out of Level 3 (4)............   (31)          --              --             --              --
                                         -----        -----           -----           ----            ----
Balance, December 31,................... $  --        $  --           $  --           $(96)           $  1
                                         =====        =====           =====           ====            ====
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income................. $  --        $  --           $  --           $ --            $ --
  Net investment gains (losses)......... $  --        $  --           $  --           $ --            $ --
  Net derivative gains (losses)......... $  --        $  --           $  --           $(13)           $ --

            General American Life Insurance Company and Subsidiary

                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                                          Fixed Maturity Securities:
                                         -----------------------------------------------------------------------
                                                                                                     State and
                                           U.S.       Foreign      Foreign                           Political
                                         Corporate   Government   Corporate   RMBS    CMBS    ABS   Subdivision
                                         ---------   ----------   ---------    -----  -----  -----  -----------
                                                                (In millions)
Year Ended December 31, 2011:
Balance, January 1,.....................  $  161       $  120       $  70     $  34   $  39  $  27     $  --
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................     (1)            6           1        --      --     --        --
  Net investment gains (losses).........       1           --          --        --      --     --        --
  Net derivative gains (losses).........      --           --          --        --      --     --        --
 Other comprehensive income (loss)......       4           26         (5)       (2)       3     --        --
Purchases (3)...........................       8           --           5        --       5     32        --
Sales (3)...............................    (26)          (2)        (16)        --    (12)    (6)        --
Issuances (3)...........................      --           --          --        --      --     --        --
Settlements (3).........................      --           --          --        --      --     --        --
Transfers into Level 3 (4)..............       9           --          --        --      --     --        --
Transfers out of Level 3 (4)............    (34)           --         (3)       (5)      --   (18)        --
                                          ------       ------       -----      -----  -----  -----     -----
Balance, December 31,...................  $  122       $  150       $  52     $  27   $  35  $  35     $  --
                                          ======       ======       =====      =====  =====  =====     =====
Changes in unrealized gains (losses)
 included in net income (loss): (5)
  Net investment income.................  $  (1)       $    6       $   1     $  --   $  --  $  --     $  --
  Net investment gains (losses).........  $   --       $   --       $  --     $  --   $  --  $  --     $  --
  Net derivative gains (losses).........  $   --       $   --       $  --     $  --   $  --  $  --     $  --

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------
                                                     Equity Securities:
                                                   ---------------------------
                                                                     Non-
                                                                  redeemable                      Net         Separate
                                                     Common       Preferred    Short-term      Embedded       Account
                                                     Stock          Stock      Investments    Derivatives    Assets (6)
                                                    -----------   ----------   -----------    -------------   -----------
                                                                          (In millions)
Year Ended December 31, 2011:
Balance, January 1,............................... $        11    $        5   $        6    $        (66)   $        23
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................          --            --           --               --            --
  Net investment gains (losses)...................           4            --           --               --           (3)
  Net derivative gains (losses)...................          --            --           --             (17)            --
 Other comprehensive income (loss)................          --             1           --               --            --
Purchases (3).....................................          21            --           --               --            --
Sales (3).........................................         (4)           (6)          (6)               --          (19)
Issuances (3).....................................          --            --           --               --            --
Settlements (3)...................................          --            --           --               --            --
Transfers into Level 3 (4)........................          --            --           --               --            --
Transfers out of Level 3 (4)......................          --            --           --               --            --
                                                    -----------    ----------  ----------     -------------   -----------
Balance, December 31,............................. $        32    $       --   $       --    $        (83)   $         1
                                                    ===========    ==========  ==========     =============   ===========
Changes in unrealized gains (losses) included in
 net income (loss): (5)
  Net investment income........................... $        --    $       --   $       --    $          --   $        --
  Net investment gains (losses)................... $        --    $       --   $       --    $          --   $        --
  Net derivative gains (losses)................... $        --    $       --   $       --    $        (17)   $        --

            General American Life Insurance Company and Subsidiary

                                                      Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -----------------------------------------------------------------------------
                                                                             Fixed Maturity Securities:
                                                   -----------------------------------------------------------------------------
                                                                                                                       State and
                                                      U.S.      Foreign    Foreign                                     Political
                                                    Corporate  Government Corporate     RMBS       CMBS       ABS     Subdivision
                                                   ----------  ---------- ---------  ---------  ---------  ---------  -----------
                                                                                   (In millions)
Year Ended December 31, 2010:
Balance, January 1,                                $      194  $      58  $      62  $      25  $      15  $      50   $      3
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................         (1)         6          1         --         --         --         --
  Net investment gains (losses)...................          2         --         --         (1)        --         (1)        --
  Net derivative gains (losses)...................         --         --         --         --         --         --         --
 Other comprehensive income (loss)................          6          9          7          7         11          4         --
Purchases, sales, issuances and settlements (3)...        (74)        57          4         (3)        (2)       (26)        --
Transfers into Level 3 (4)........................         37         --          3          6         15         --         --
Transfers out of Level 3 (4)......................         (3)       (10)        (7)        --         --         --         (3)
                                                   ----------  ---------  ---------  ---------  ---------  ---------   --------
Balance, December 31,............................. $      161  $     120  $      70  $      34  $      39  $      27   $     --
                                                   ==========  =========  =========  =========  =========  =========   ========
Changes in unrealized gains (losses)included in
 net income (loss): (5)
  Net investment income........................... $       (1) $       6  $       1  $      --  $      --  $      --   $     --
  Net investment gains (losses)................... $       (1) $      --  $      --  $      --  $      --  $      --   $     --
  Net derivative gains (losses)................... $       --  $      --  $      --  $      --  $      --  $      --   $     --

                                                   Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                                   -------------------------------------------------------------------
                                                   Equity Securities:
                                                   -----------------
                                                                Non-
                                                             redeemable                                 Net      Separate
                                                   Common    Preferred  Short-term        Net        Embedded    Account
                                                   Stock       Stock    Investments Derivatives (7) Derivatives Assets (6)
                                                   ------    ---------- ----------- --------------- ----------- ----------
                                                                              (In millions)
Year Ended December 31, 2010:
Balance, January 1,...............................  $  1        $  5       $ --          $  1          $(35)       $ 80
Total realized/unrealized gains (losses) included
 in:
 Net income (loss): (1), (2)
  Net investment income...........................    --          --         --            --            --          --
  Net investment gains (losses)...................    --          --         --            --            --           8
  Net derivative gains (losses)...................    --          --         --            --           (31)         --
 Other comprehensive income (loss)................    --          --         --            --            --          --
Purchases, sales, issuances and settlements (3)...    10          --          6            (1)           --         (65)
Transfers into Level 3 (4)........................    --          --         --            --            --          --
Transfers out of Level 3 (4)......................    --          --         --            --            --          --
                                                    ----        ----       ----          ----          ----        ----
Balance, December 31,.............................  $ 11        $  5       $  6          $ --          $(66)       $ 23
                                                    ====        ====       ====          ====          ====        ====
Changes in unrealized gains (losses)included in
 net income (loss): (5)
  Net investment income...........................  $ --        $ --       $ --          $ --          $ --        $ --
  Net investment gains (losses)...................  $ --        $ --       $ --          $ --          $ --        $ --
  Net derivative gains (losses)...................  $ --        $ --       $ --          $ --          $(31)       $ (1)

--------

(1)Amortization of premium/discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

            General American Life Insurance Company and Subsidiary

(3)The amount reported within purchases, sales, issuances and settlements is the purchase or issuance price and the sales or settlement proceeds based upon the actual date purchased or issued and sold or settled, respectively. Items purchased/issued and sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Relates to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

 Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods presented; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level 3).

                                                              Years Ended December 31,
                         ---------------------------------------------------------------------------------------------------
                                       2012                              2011                             2010
                         ------------------------------    -------------------------------  --------------------------------
                          Carrying    Carrying              Carrying    Carrying             Carrying    Carrying
                            Value       Value                 Value       Value                Value       Value
                          Prior to      After     Gains     Prior to      After     Gains    Prior to      After     Gains
                         Measurement Measurement (Losses)  Measurement Measurement (Losses) Measurement Measurement (Losses)
                         ----------- ----------- --------  ----------- ----------- -------- ----------- ----------- --------
                                                                    (In millions)
Mortgage loans, net (1).   $   17      $   15      $   (2)    $   5       $   5     $   --    $   --      $   --     $   --
Goodwill (2)............   $   --      $   --      $ --       $  35       $  --     $  (35)   $   --      $   --     $   --

--------
(1)The carrying value after measurement has been adjusted for the excess of the carrying value prior to measurement over the estimated fair value. Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)As discussed in Note 1, in 2011, the Company recorded an impairment of goodwill.

Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income and payables for collateral under securities loaned and other transactions. The estimated fair value of these financial instruments, which are primarily classified in Level 2

            General American Life Insurance Company and Subsidiary and, to a lesser extent, in Level 1, approximate carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. The tables below also exclude financial instruments reported at estimated fair value on a recurring basis. See "-- Recurring Fair Value Measurements." All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                                          December 31, 2012
                                                        ------------------------------------------------------
                                                                      Fair Value Hierarchy
                                                                   ---------------------------
                                                         Carrying                              Total Estimated
                                                          Value    Level 1 Level 2   Level 3     Fair Value
                                                        ---------- ------- -------- ---------- ---------------
                                                                            (In millions)
Assets:
Mortgage loans, net.................................... $      845 $    -- $     -- $      930   $      930
Policy loans........................................... $    1,774 $    -- $    124 $    2,082   $    2,206
Other invested assets.................................. $       50 $    -- $     63 $       --   $       63
Premiums, reinsurance and other receivables............ $      256 $    -- $     -- $      277   $      277
Liabilities:
PABs................................................... $    2,067 $    -- $     -- $    2,236   $    2,236
Long-term debt......................................... $      102 $    -- $    138 $       --   $      138
Other liabilities...................................... $        4 $    -- $      4 $       --   $        4
Separate account liabilities........................... $       57 $    -- $     57 $       --   $       57
Commitments: (1)
Mortgage loan commitments.............................. $       -- $    -- $     -- $       --   $       --
Commitments to fund bank credit facilities and private
 corporate bond investments............................ $       -- $    -- $     -- $       --   $       --

                                                                                    December 31, 2011
                                                                                   -------------------
                                                                                             Estimated
                                                                                   Carrying    Fair
                                                                                    Value      Value
                                                                                   --------- ---------
                                                                                      (In millions)
Assets:
Mortgage loans, net............................................................... $     608 $     671
Policy loans...................................................................... $   1,797 $   2,232
Other invested assets............................................................. $      50 $      55
Premiums, reinsurance and other receivables....................................... $     249 $     266
Liabilities:
PABs.............................................................................. $   1,547 $   1,661
Long-term debt.................................................................... $     102 $     140
Other liabilities................................................................. $       4 $       4
Separate account liabilities...................................................... $      61 $      61
Commitments: (1)
Mortgage loan commitments......................................................... $      -- $      --
Commitments to fund bank credit facilities and private corporate bond investments. $      -- $      --

--------

(1)Commitments are off-balance sheet obligations. Negative estimated fair values represent off-balance sheet liabilities. See Note 12 for additional information on these off-balance sheet obligations.

            General American Life Insurance Company and Subsidiary

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

  Mortgage Loans

  The estimated fair value of mortgage loans is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk.

  Policy Loans

  Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

  Other Invested Assets

  Other invested assets within the preceding tables are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

  Premiums, Reinsurance and Other Receivables

  Premiums, reinsurance and other receivables in the preceding tables are principally comprised of certain amounts recoverable under reinsurance agreements.

  Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

  PABs

  PABs in the preceding tables include investment contracts. The investment contracts primarily include certain funding agreements, fixed deferred annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

  Long-term Debt

  The estimated fair value of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix

            General American Life Insurance Company and Subsidiary pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

  Other Liabilities

  Other liabilities consist primarily of interest payable. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values.

  Separate Account Liabilities

  Separate account liabilities included in the preceding tables represent those balances due to policyholders under contracts that are classified as investment contracts.

  Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance and certain contracts that provide for benefit funding.

  Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

  Mortgage Loan Commitments and Commitments to Fund Bank Credit Facilities and Private Corporate Bond Investments

  The estimated fair values for mortgage loan commitments that will be held for investment and commitments to fund bank credit facilities and private corporate bonds that will be held for investment reflected in the above tables represent the difference between the discounted expected future cash flows using interest rates that incorporate current credit risk for similar instruments on the reporting date and the principal amounts of the commitments.

8. Long-term Debt

  The Company's long-term debt primarily includes a surplus note with a fixed rate of 7.63% due January 2024. The outstanding balance of the surplus note was $102 million at both December 31, 2012 and 2011.

  Payments of interest and principal on the Company's surplus notes, which are subordinate to all other obligations, may be made only with the prior approval of the insurance department of the state of domicile.

  Interest Expense

  Interest expense related to the Company's indebtedness, included in other expenses, was $9 million for each of the years ended December 31, 2012, 2011 and 2010.

            General American Life Insurance Company and Subsidiary

9. Equity

  Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). TAC for General American, was in excess of five times Company Action RBC for all periods presented.

  General American prepares statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of its state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of General American.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by General American are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income of General American, a Missouri domiciled insurer, was $19 million, $128 million and $64 million for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory capital and surplus was $873 million and $825 million at December 31, 2012 and 2011, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

  Dividend Restrictions

  Under Missouri State Insurance Law, General American is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to MLIC as long as the amount of the dividend when aggregated with all other dividends in the preceding 12 months does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or
(ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). General American will be permitted to pay a cash dividend to MLIC in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends

            General American Life Insurance Company and Subsidiary to its stockholders. During the year ended December 31, 2012, General American did not pay dividends to MLIC. During the year ended December 31, 2011, General American paid an extraordinary cash dividend to GenAmerica, its former parent, of $183 million, of which, $164 million was a return of capital. During the year ended December 31, 2010, General American paid a dividend of $149 million, of which, $127 million, was a return of capital. Based on amounts at December 31, 2012, General American could pay a stockholder dividend in 2013 of $86 million without prior approval of the Missouri Director.

  Other Comprehensive Income (Loss)

  The following table sets forth the balance and changes in AOCI including reclassification adjustments required for the years ended December 31, 2012, 2011 and 2010 in OCI that are included as part of net income for the current year that have been reported as a part of OCI in the current or prior year:

                                                                                    Years Ended December 31,
                                                                                    -----------------------
                                                                                     2012    2011     2010
                                                                                    ------  ------  -------
                                                                                         (In millions)
Holding gains (losses) on investments arising during the year...................... $  206  $  396  $   476
Income tax effect of holding gains (losses)........................................    (71)   (140)    (166)
Reclassification adjustments for recognized holding (gains) losses included in
  current year income..............................................................    (18)    (55)     (41)
Income tax effect of reclassification adjustments..................................      7      19       14
Allocation of holding (gains) losses on investments relating to other policyholder
  amounts..........................................................................    (15)     (4)      --
Income tax effect of allocation of holding (gains) losses to other policyholder
  amounts..........................................................................      5       2        1
                                                                                    ------  ------  -------
Net unrealized investment gains (losses), net of income tax........................    114     218      284
Foreign currency translation adjustments, net of income tax expense (benefit)of
  $0, $0 and $0....................................................................     (1)     --       --
Defined benefit plans adjustment, net of income tax expense (benefit)of $0, ($1)
  million and $0...................................................................     (2)     (3)      (1)
                                                                                    ------  ------  -------
   Other comprehensive income (loss), net of income tax............................ $  111  $  215  $   283
                                                                                    ======  ======  =======

10. Other Expenses

  Information on other expenses was as follows:

                                                          Years Ended December 31,
                                                          ------------------------
                                                            2012     2011    2010
                                                          -------  -------  ------
                                                                (In millions)
Compensation............................................. $     2  $     2  $    3
Pension, postretirement and postemployment benefit costs.      17       17      17
Commissions..............................................     139       50     (20)
Capitalization of DAC....................................    (124)     (57)     (5)
Amortization of DAC and VOBA.............................      47       19      16
Interest expense on debt and debt issuance costs.........       9        9       9
Premium taxes, licenses and fees.........................      10        7       9
Goodwill impairment (see Note 1).........................      --       35      --
Other....................................................      41       45      38
                                                          -------  -------  ------
 Total other expenses.................................... $   141  $   127  $   67
                                                          =======  =======  ======

            General American Life Insurance Company and Subsidiary

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 1 for information on the retrospective application of the adoption of new accounting guidance related to DAC. See Note 3 for additional information on DAC and VOBA including impacts of capitalization and amortization.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 4, 8 and 13 for a discussion of affiliated expenses included in the table above.

11. Income Tax

  The provision for income tax was as follows:

                                                    Years Ended December 31,
                                                    ----------------------
                                                     2012     2011    2010
                                                    ------   ------  ------
                                                         (In millions)
     Current:
      Federal...................................... $  (29)  $  (27) $   40
      Foreign......................................     --        2     (39)
                                                    ------   ------  ------
        Subtotal...................................    (29)     (25)      1
                                                    ------   ------  ------
     Deferred:
      Federal......................................     34       67      (3)
                                                    ------   ------  ------
        Provision for income tax expense (benefit). $    5   $   42  $   (2)
                                                    ======   ======  ======

  The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported was as follows:

                                                     Years Ended December 31,
                                                     -----------------------
                                                      2012     2011    2010
      -                                               -----   -----   -----
                                                        (In millions)
      Tax provision at U.S. statutory rate.......... $   7    $  33   $   9
      Tax effect of:
       Tax-exempt investment income.................    (3)      (2)     (3)
       Medicare Part D..............................    --       --       3
       Prior year tax...............................     2       --     (11)
       Tax credits..................................    (1)      --      --
       Goodwill impairment..........................    --       12      --
       Other, net...................................    --       (1)     --
                                                      -----   -----   -----
         Provision for income tax expense (benefit). $   5    $  42   $  (2)
                                                      =====   =====   =====

            General American Life Insurance Company and Subsidiary

  Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                        December 31,
                                                      ----------------
                                                        2012     2011
                                                      -------  -------
                                                        (In millions)
        Deferred income tax assets:
         Policyholder liabilities and receivables.... $    82  $    69
         Employee benefits...........................      25       26
         Loss and tax credit carryforwards...........       1        2
         Investments, including derivatives..........       5       17
         Other.......................................       5        5
                                                      -------  -------
           Total gross deferred income tax asset.....     118      119
                                                      -------  -------
        Deferred income tax liabilities:
         DAC.........................................      43       10
         Net unrealized investment gains.............     404      345
                                                      -------  -------
           Total deferred income tax liabilities.....     447      355
                                                      -------  -------
           Net deferred income tax asset (liability). $  (329) $  (236)
                                                      =======  =======

  Tax credit carryforwards of $1 million at December 31, 2012 will expire beginning in 2031.

  The Company participates in a tax sharing agreement with MetLife. Under this agreement current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. Pursuant to this tax sharing agreement, the amount due from affiliates includes $11 million for 2012 and the amount due to affiliates includes $40 million for 2011.

  The Company files income tax returns with the U.S. federal government and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years prior to 2006. The IRS audit cycle for the year 2006, which began in April 2010, is expected to conclude in 2013.

  It is not expected that there will be a material change in the Company's liability for unrecognized tax benefits in the next 12 months.

  A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                Years Ended December 31,
                                                -----------------------
                                                2012    2011     2010
                                                 -----   -----  ------
                                                   (In millions)
             Balance at January 1,............. $   7   $   7   $   18
             Lapses of statutes of limitations.    --      --      (11)
                                                 -----   -----  ------
             Balance at December 31,........... $   7   $   7   $    7
                                                 =====   =====  ======

            General American Life Insurance Company and Subsidiary

  The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

  Interest was as follows:

                                                                           Years Ended December 31,
                                                                           ------------------------
                                                                            2012     2011    2010
                                                                            ------   ------  ----
                                                                             (In millions)
Interest recognized in the consolidated statements of operations.......... $   --   $   --   $  1

                                                                                    December 31,
                                                                                    ---------------
                                                                                     2012    2011
                                                                                     ------  ----
                                                                                    (In millions)
Interest included in other liabilities in the consolidated balance sheets.          $    1   $  1

  The Company had no penalties for the years ended December 31, 2012, 2011 and 2010.

  The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For both the years ended December 31, 2012 and 2011, the Company recognized an income tax benefit of $1 million, related to the separate account DRD. The 2012 benefit did not include a true-up of the 2011 tax return.

12. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

 Unclaimed Property Inquiries

  In April 2012, MetLife, for itself and on behalf of entities including General American, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife and certain of its affiliates for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. As of year-end 2012, the unclaimed property regulators of 39 states and the District of Columbia, and the insurance regulators of 48 states and the District of Columbia have accepted the respective agreements. Pursuant to the agreements, MetLife will, among other things, take specified action to identify liabilities under life insurance, annuity, and retained asset contracts, to adopt specified procedures for seeking to contact and pay owners of the identified liabilities, and, to the extent that it is unable to locate such owners, to escheat these amounts with interest at a specified rate to the appropriate states. On January 9, 2013, the West Virginia Treasurer filed an action against the Company in West Virginia state court, alleging that the Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and

            General American Life Insurance Company and Subsidiary seeking payment of unclaimed property, interest, and penalties. At least one other jurisdiction is pursuing a similar market conduct exam. It is possible that other jurisdictions may pursue similar exams or audits and that such exams or audits may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

  Sales Practices Claims

  Over the past several years, the Company has faced claims and regulatory inquiries and investigations, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

  Various litigation, claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor, and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

  It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular annual periods.

 Insolvency Assessments

  Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

            General American Life Insurance Company and Subsidiary

  Assets and liabilities held for insolvency assessments were as follows:

                                                                   December 31,
                                                                   ------------
                                                                   2012    2011
                                                                   ----    ----
                                                                   (In millions)
    Other Assets:
     Premium tax offset for future undiscounted assessments....... $  5    $  5
     Premium tax offsets currently available for paid assessments.    1       1
                                                                    ----   ----
                                                                   $  6    $  6
                                                                    ====   ====
    Other Liabilities:
     Insolvency assessments....................................... $  6    $  7
                                                                    ====   ====

Commitments

 Commitments to Fund Partnership Investments

  The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $99 million and $122 million at December 31, 2012 and 2011, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

  The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $15 million and $6 million at December 31, 2012 and 2011, respectively.

 Commitments to Fund Bank Credit Facilities and Private Corporate Bond
Investments

  The Company commits to lend funds under bank credit facilities and private corporate bond investments. The amounts of these unfunded commitments were $2 million and $7 million at December 31, 2012 and 2011, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $10 million to $45 million, with a cumulative maximum of $55 million, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that

            General American Life Insurance Company and Subsidiary could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company had no liability for indemnities, guarantees and commitments at both December 31, 2012 and 2011.

13. Related Party Transactions

 Service Agreements

   The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include management, policy administrative functions, personnel, investment advice and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses incurred with affiliates related to these agreements, recorded in other expenses, were $40 million, $46 million and $42 million for the years ended December 31, 2012, 2011 and 2010, respectively. Revenues received from affiliates related to these agreements, recorded in universal life and investment-type product policy fees, were $2 million for each of the years ended December 31, 2012, 2011 and 2010. Revenues received from affiliates related to these agreements, recorded in other revenues, were $1 million for both of the years ended December 31, 2012 and 2011, and $0 for the year ended December 31, 2010.

   The Company had net receivables from affiliates of $8 million and $4 million at December 31, 2012 and 2011, respectively, related to the items discussed above. These amounts exclude affiliated reinsurance balances discussed in Note 4.

   See Notes 4 and 5 for additional related party transactions.

14. Subsequent Event

The Company has evaluated events subsequent to December 31, 2012, through April 5, 2013, which is the date these consolidated financial statements were available to be issued, and has determined there are no material subsequent events requiring adjustment to or disclosure in the financial statements.

PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements

The following financial statements comprising each of the Sub-Accounts of the Separate Account are included in Part B hereof:

    1. Report of Independent Registered Public Accounting Firm.

    2. Statements of Assets and Liabilities as of December 31, 2012.
    3. Statements of Operations for the year ended December 31, 2012.
    4. Statements of Changes in Net Assets for the years ended December 31, 2012 and 2011.

    5. Notes to the Financial Statements.

The following financial statements of the Company are included in Part B hereof:

    1. Independent Auditors' Report.

    2. Balance Sheets as of December 31, 2012 and 2011.
    3. Statements of Operations for the years ended December 31, 2012, 2011 and 2010.
    4. Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010.
    5. Statements of Shareholder's Equity for the years ended December 31, 2012, 2011 and 2010.
    6. Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010.
    7. Notes to the Financial Statements.

The following consolidated financial statements of General American Life Insurance Company and subsidiary are included in Part B hereof:


    1. Independent Auditors' Report.

    2. Consolidated Balance Sheets as of December 31, 2012 and 2011.
    3. Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010.
    4. Consolidated Statements of Comprehensive Income for the years ended December 31, 2012, 2011 and 2010.
    5. Consolidated Statements of Shareholder's Equity for the years ended December 31, 2012, 2011 and 2010.
    6. Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010.
    7. Notes to the Consolidated Financial Statements.

b. Exhibits


1.               Resolution of the Board of Directors of the Company
                 authorizing the establishment of the Variable Account (3)
2.               Not applicable
3.  (i)          Form of Principal Underwriter's Agreement (4)
    (ii)         Master Retail Sales Agreement (MLIDC) (9-2012)(filed herewith)
    (iii)        Agreement and Plan of Merger (12-01-04)(MLIDC into GAD) (10)
4.  (i)          Individual Flexible Purchase Payment Deferred Variable
                 Annuity Contract (3)
    (ii)         Death Benefit Endorsements (3)
    (iii)        Charitable Remainder Trust Endorsement (3)
    (iv)         Endorsement (Name Change) (4)
    (v)          403(b) Nationwide Tax Sheltered Annuity Endorsement
                 (MLI-398-3 (12/08)) (14)
5.               Application for Variable Annuity (3)
6.  (i)          Copy of Articles of Incorporation of the Company (1)
    (ii)         Copy of the By-Laws of the Company (1)
7.  (i)          Reinsurance Agreement between MetLife Investors Insurance
                 Company and Metropolitan Life Insurance Company (6)
    (ii)         Automatic Reinsurance Agreement between MetLife Investors
                 Insurance Company and Exeter Reassurance Company, Ltd. (6)
    (iii)        Contingent Reinsurance Agreement between MetLife Investors
                 Insurance Company and General American Life Insurance
                 Company (7)
8.  (i)     (a)  Participation Agreement among Variable Insurance Products
                 Fund, Fidelity Distributors Corporation and Cova Financial
                 Services Life Insurance Company dated November 17, 1997(2)
            (b)  First Amendment dated May 7, 2001; and Amendment/Assignment dated June 19, 2007 (12)
            (c)  Amendment No. 3 dated October 12, 2009 (13)
    (ii)    (a)  Participation Agreement among Variable Insurance Products
                 Fund II, Fidelity Distributors Corporation and Cova Financial
                 Services Life Insurance Company dated November 17, 1997(2)
            (b)  First Amendment dated May 7, 2001; and Amendment/Assignment dated June 19, 2007 (12)
    (iii)   (a)  Participation Agreement among Variable Insurance Products
                 Fund III, Fidelity Distributors Corporation and Cova
                 Financial Services Life Insurance Company dated November 17,
                 1997(2)
            (b)  Amendment No. 2 dated October 12, 2009 (13)
    (iv)         Summary Prospectus Agreement Among Fidelity Distributors
                 Corporation and MetLife Investors Insurance Company effective
                 April 30, 2010 (15)
    (v)     (a)  Fund Participation Agreement among AIM Variable Insurance
                 Funds, Inc., AIM Distributors, Inc., Cova Financial Life
                 Insurance Company and Cova Life Sales Company dated December
                 31, 1997; Amendment No. 1 dated April 23, 1999; Amendment No.
                 2 dated September 1, 2000; and Amendment No. 3 dated February
                 12, 2001 (12)
            (b)  Amendment No. 4 dated November 9, 2009 (13)
            (c)  Amendment dated April 30, 2010 (15)
            (d)  Amendment dated April 30, 2010 (15)
    (vi)    (a)  Participation Agreement among Franklin Templeton Variable
                 Insurance Products Trust, Franklin Templeton Distributors,
                 Inc. and Cova Financial Services Life Insurance Company dated
                 September 1, 2000; Amendment dated September 1, 2000;
                 Amendment dated March 1, 2001; Amendment dated May 1, 2001;
                 Amendment dated May 3, 2004; and Amendment dated June 5, 2007
                 (12)
            (b)  Amendment No. 6 dated October 2, 2009 (13)
            (c)  Amendment dated August 16, 2010 (15)
            (d)  Participation Agreement Addendum dated May 1, 2011 (16)
            (e)  Amendment dated January 15, 2013 (18)
    (vii)        Amended and Restated Participation Agreement among Putnam
                 Variable Trust, Putnam Mutual Funds Corp. and Cova Financial
                 Services Life Insurance Company dated September 1, 1998;
                 Amendment dated November 12, 1999; Amendment dated May 1,
                 2001; and Amendment No. 3 dated April 24, 2006 (12)
    (viii)  (a)  Participation Agreement among Met Investors Series Trust, Met
                 Investors Advisory Corp., MetLife Investors Distribution
                 Company and MetLife Investors Insurance Company dated
                 February 12, 2001; First Amendment dated September 14, 2001(6)
            (b)  Second Amendment dated May 1, 2009 (13)
            (c)  Amendment dated April 30, 2010 (17)
    (ix)    (a)  Participation Agreement among Metropolitan Series Fund, Inc.,
                 MetLife Advisers, LLC, MetLife Investors Distribution Company
                 and MetLife Investors Insurance Company dated August 31, 2007
                 (11)
            (b)  Amendment dated April 30, 2010 (17)
    (x)          Participation Agreement among Investors Fund Series, Zurich
                 Kemper Investments, Inc., Zurich Kemper Distributors, Inc.
                 and Cova Financial Services Life Insurance Company dated
                 December 10, 1997; Supplement to PA dated September 1, 1998;
                 Supplement to PA dated October 1, 1999; and Supplement to PA dated February 12, 2001 (13)
    (xi)         Net Worth Maintenance Agreement among MetLife, Inc. and
                 MetLife Investors Insurance Company (effective December 31,
                 2002) (7)
    (xii)        Guarantee Agreement (General American Life Insurance Company)
                 (June 1, 1995) (8)

9.   (i)     Opinion and Consent of Counsel (10)
     (ii)    Opinion (General American Life Insurance Company) (9)
10.  (i)     Consent of Independent Registered Public Accounting Firm (Deloitte
             & Touche LLP) for the Depositor, the Registrant and the Guarantor
             (filed herewith)
     (ii)    Consent of Independent Registered Public Accounting Firm (Deloitte
             & Touche LLP) for MetLife, Inc. (filed herewith)
11.          Not Applicable
12.          Agreement Governing Contribution (3)
13.  (i)     Powers of Attorney for MetLife Investors Insurance Company (filed herewith)
     (ii)    Powers of Attorney for General American Life Insurance Company as
             Guarantor (filed herewith)


(1) Incorporated herein by reference to Registrant's Amendment No.9 to Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 23, 1997.
(2) Incorporated herein by reference to Registrant's Amendment No. 26 (File Nos. 33-39100 and 811-05200) electronically filed on April 29, 1998.
(3) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 (File Nos. 33-39100 and 811-05200) electronically filed on April 29, 1999.

(4) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 20 to Form N-4 (File Nos. 33-39100 and 811-05200) electronically filed on April 26, 2001.
(5) Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6 (MetLife Investors Variable Life Account One, File No. 333-69522) electronically filed on December 20, 2001.
(6) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 to Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 30, 2003.
(7) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 16 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 21, 2006.
(8) Incorporated herein by reference to First MetLife Investors Variable Annuity Account One's Post-Effective Amendment No. 11 on Form N-4 (File Nos. 333-96795 and 811- 08306) electronically filed on July 27, 2006.
(9) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on July 28, 2006.
(10) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 on Form N-4 (File Nos. 033-39100 and 811-05200) electronically filed on April 19, 2007.
(11) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on October 31, 2007.
(12) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 25 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 22, 2008.
(13) Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-4 (File Nos. 333-160936 and 811-05200) electronically filed on November 2, 2009.
(14) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on April 12, 2011.
(15) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 31 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 12, 2011.
(16) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 32 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 24, 2012.
(17) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 28 on Form N-4 (File Nos. 333-51950 and 811-05200) electronically filed on April 24, 2012.
(18) Incorporated herein by reference to Registrant's Post-Effective Amendment No. 33 on Form N-4 (File Nos. 333-50540 and 811-05200) electronically filed on April 23, 2013.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:


Name and Principal Business Address  Positions and Offices with Depositor
-----------------------------------  --------------------------------------

Eric T. Steigerwalt                  Chairman of the Board, President,
501 Route 22                         Chief Executive Officer and Director
Bridgewater, NJ 08807

Susan A. Buffum                      Director
10 Park Avenue
Morristown, NJ 07962

James J. Reilly                      Vice President-Finance
501 Boylston Street                  (principal financial officer and
Boston, MA 02116                     principal accounting officer)

Jay S. Kaduson                       Vice President and Director
10 Park Avenue
Morristown, NY 07962

Elizabeth M. Forget                  Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036


Stephen M. Kessler                       Director
300 Davidson Avenue
Somerset, NJ 08873

Lisa S. Kuklinski                        Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

Mark E. Rosenthal                        Vice President and Director
5 Park Plaza
Suite 1900
Irvine, CA 92614

Debora L. Buffington                     Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

Stewart M. Ashkenazy                     Vice President, Appointed Actuary
1095 Avenue of the Americas
New York, NY 10036

Jonathan L. Rosenthal                    Vice President, Chief Hedging Officer
10 Park Avenue
Morristown, NJ 07962

Christopher A. Kremer                    Vice President
501 Boylston Street
Boston, MA 02116

Andrew Kaniuk                            Vice President
501 Route 22
Bridgewater, NJ 08807

Marian J. Zeldin                         Vice President
501 Route 22
Bridgewater, NJ 08807

Karen A. Johnson                         Vice President
501 Boylston Street
Boston, MA 02116

Scott E. Andrews                         Vice President
4700 Westown Parkway
Suite 200
West Des Moines, IA 50266

Roberto Baron                            Vice President
1095 Avenue of the Americas
New York, NY 10036

Timothy J. McLinden                      Vice President
1095 Avenue of the Americas
New York, NY 10036

John J. Iwanicki                         Vice President
18210 Crane Nest Drive
Tampa, Fl 33647

Gregory E. Illson                        Vice President
501 Boylston Street
Boston, MA 02116

Rashid Ismail                            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Lynn A. Dumais                           Vice President
18210 Crane Nest Drive
Tampa, FL 33647

Jeffrey P. Halperin                      Vice President
1095 Avenue of the Americas
New York, NY 10036

Marlene B. Debel                         Treasurer
1095 Avenue of the Americas
New York, NY 10036

Mark S. Reilly                           Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Gene L. Lunman                           Vice President
1300 Hall Boulevard
Bloomfield, CT 06002-2910

Robert L. Staffier, Jr.                  Vice President
501 Boylston Street
Boston, MA 02116

Isaac Torres                             Secretary
1095 Avenue of the Americas
New York, NY 10036


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant is a separate account of MetLife Investors Insurance Company under Missouri insurance law. MetLife Investors Insurance Company is a wholly-owned direct subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those entities that are controlled by MetLife, Inc. or are under the common control of MetLife, Inc. No person is controlled by the Registrant.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2012

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2012. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Bank, National Association (USA)

      1. MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

            e)    1320 GP LLC (DE)

            f) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

     4.     MetLife Reinsurance Company of Delaware (DE)

E. MetLife Chile Inversiones SpA (Chile) - 70.4345328853% of MetLife Chile Inversiones SpA is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones SpA and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones SpA.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones SpA and the remaining interest is owned by a third party.

            a) Legalgroup S.A. (Chile) - 99% of Legalgroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

F. Metropolitan Life Seguros de Vida S.A. (Uruguay) - 99.9994% of Metropolitan Life Seguros de Vida S.A. is owned by MetLife, Inc. and 0.0006% is owned by Oscar Schmidt.

G.    MetLife Securities, Inc. (DE)

H.    Enterprise General Insurance Agency, Inc. (DE)

I.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

J.    MetLife Investors Insurance Company (MO)

K.    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

M.    Newbury Insurance Company, Limited (Bermuda)

N.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

O.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros de Vida S.A. (Argentina)- 96.7372% is owned by MetLife International Holdings, Inc. and 3.2628% is owned by Natiloportem Holdings, Inc.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.6617540% is owned by MetLife International Holdings, Inc., 33.3382457% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.999998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.000002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 96.8488% is owned by MetLife International Holdings, Inc. and 3.1512% is owned by Natiloportem Holdings, Inc.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Previsional MetLife S.A. (Brazil) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Previsional MetLife S.A., 79.88% is owned by MetLife Seguros de Vida S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b)    MetLife Insurance Limited (Australia)

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE) - 99.7% is owned by MetLife Global Holdings Corporation, S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de C.V.
                                    (Mexico) - 99% is owned by MetLife Mexico
                                    S.A. and 1% is owned by MetLife Mexico
                                    Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

      17. Inversiones Metlife Holdco Dos Limitada (Chile)- 99% is owned by Metlife International Holdings, Inc. and 1% is owned by Natiloportem Holdings, Inc.

      18.   MetLife Asia Pacific Limited (Hong Kong)

P.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetCanada Investments Ltd. (Canada)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32.   MetLife Canada/MetVie Canada (Canada)

      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42. CML Columbia Park Fund I, LLC (DE)- 10% of membership interest is held by MetLife Insurance Company of Connecticut and 90% membership interest is held by Metropolitan Life Insurance Company.

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 66.67% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 18.18% is owned by MetLife Investors USA Insurance Company, 12.12% is owned by MetLife Insurance Company of Connecticut and 3.03% is owned by Metropolitan Property and Casualty Insurance Company.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

Q.    MetLife Capital Trust IV (DE)

R. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

S.    MetLife Reinsurance Company of South Carolina (SC)

T.    MetLife Investment Management, LLC (DE)

U.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

V.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

W.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

X.    MetLife Capital Trust X (DE)

Y.    Cova Life Management Company (DE)

Z.    MetLife Reinsurance Company of Charleston (SC)

AA.   MetLife Reinsurance Company of Vermont (VT)

AB.   Delaware American Life Insurance Company (DE)

      1.    GBN, LLC (DE)

AC.   Federal Flood Certification LLC (TX)

AD.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   1) MetLife EU Holding Company Limited (Ireland) - 18.234% of MetLife EU Holding Company Limited is owned by ALICO and the remaining interest is owned by MetLife Global Holding Company II GmbH.

                       aa) MetLife Europe Limited (Ireland)

                           ii. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.99999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.00001% is owned by Natilportem Holdings, Inc.

                   2)  MetLife S.A. (France)

                       aa) Hestis S.A.(France) - 66.06% of Hestis S.A. is owned
                           by ALICO and the remaining interests are owned by third parties.

                       bb) MetLife Solutions S.A.S. (France)

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4.    MetLife Holdings (Cyprus) Limited (Cyprus)

      5.    ALICO Limited (Nigeria)

      6.    American Life Limited (Nigeria)

      7. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      8. MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.972% of MetLife Emeklilik ve Hayat A.S. is owned by ALICO and the remaining interests are owned by third parties.

      9.    ALICO Zhivotozastrahovat elno Druzestvo EAD (Bulgaria)

      10.   Amcico pojist'ovna a.s. (Czech Republic)

            (a)   Metlife pojist'ovna a.s. (Czech Republic)

      11.   American Life Insurance Company (Cyprus) Limited (Cyprus)

      12.   MetLife Alico Life Insurance Company S.A. (Greece)

            a) ALICO Mutual Fund Management Company (Greece) - 90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      13. AHICO First American Hungarian Insurance Company (Elso Amerikai-Magyar Biztosito) Zrt. (Hungary)

            a)    First Hungarian-American Insurance Agency Limited (Hungary)

            b)    Metlife Biztosito Zrt. (Hungary)

      14. AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. (Poland)

            a)    Amplico Services Sp z.o.o. (Poland)

            b)    AMPLICO Towartzystwo Funduszky Inwestycyjnych, S.A. (Poland)

            c) AMPLICO Powszechne Towartzystwo Emerytalne S.A. (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by ALICO.

      15. ALICO Asigurari Romania S.A. (Romania) - 99.99999726375% of ALICO Asigurari Romania S.A. is owned by American Life Insurance Company and the remaining 0.000001273625% is owned by International Technical and Advisory Services Limited.

            a) ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. (Romania) - 99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

            b)    Metropolitan Training and Consulting S.R.L. (Romania)

            c) Metropolitan Life Asigurari S.A. (Romania) - 99.9999% of Metropolitan Life Asigurari S.A. is owned by ALICO Asigurari Romania S.A. and 0.0001% is owned by International Technical and Advisory Services Limited.

      16.   International Investment Holding Company Limited (Russia)

      17.   ALICO European Holdings Limited (Ireland)

            a)    ZAO Master D (Russia)

                  i) ZAO ALICO Insurance Company (Russia) - 51% of ZAO ALICO Insurance Company is owned by ZAO Master D and 49% is owned by ALICO.

      18.   MetLife Akcionarska Drustvoza za Zivotno Osiguranje (Serbia)
            - 99.96% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.04% is owned by International Technical and Advisory Services Limited.

      19.   MetLife AMSLICO poist'ovna a.s. (Slovakia)

            a)    ALICO Services Central Europe s.r.o. (Slovakia)

            b)    ALICO Funds Central Europe sprav. spol., a.s. (Slovakia)

      20.   ALICO Gestora de Fondos y Planos de Pensiones S.A. (Spain)

      21.   ALICO Management Services Limited (United Kingdom)

      22.   ZEUS Administration Services Limited (United Kingdom)

      23. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      24. PJSC ALICO Ukraine (Ukraine) - 99.9990% of PJSC ALICO Ukraine is owned by ALICO 0.0005% is owned by International Technical and Advisory Services Limited and the remaining 0.0005% is owned by Borderland Investment Limited.

      25.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      26.   International Technical and Advisory Services Limited (USA-Delaware)

      27.   ALICO Operations Inc. (USA-Delaware)

            a)    ALICO Asset Management Corp. (Japan)

      28. ALICO Compania de Seguros de Retiro, S.A. (Argentina) - 90% of ALICO Compania de Seguros de Retiro, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      29. ALICO Compania de Seguros, S.A. (Argentina) - 90% of ALICO Compania de Seguros, S.A. is owned by ALICO and the remaining interest by International Technical & Advisory Services.

      30. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.989997% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.01% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      31. ALICO Mexico Compania de Seguros de Vida, S.A. de C.V. (Mexico) - 99.999998% of ALICO Mexico Compania de Seguros de Vida, SA de CV is owned by ALICO and 0.000002% is owned by International Technical and Advisory Services Limited.

      32.   MetLife Seguros de Vida, S.A. (Uruguay)

      33. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      34.   Alpha Properties, Inc. (USA-Delaware)

      35.   Beta Properties, Inc. (USA-Delaware)

      36.   Delta Properties Japan, Inc. (USA-Delaware)

      37.   Epsilon Properties Japan, Inc. (USA-Delaware)

      38.   Iris Properties, Inc. (USA-Delaware)

      39.   Kappa Properties Japan, Inc. (USA-Delaware)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACT OWNERS


As of January 31, 2013, there were 58,332 owners of qualified contracts and 51,106 owners of non-qualified contracts offered by the Registrant (MetLife Investors Variable Annuity Account One).


ITEM 28. INDEMNIFICATION

The Depositor's parent, MetLife, Inc. has secured a Financial Institution Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains a Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million under which the Depositor and MetLife Investors Distribution Company, the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in MetLife, Inc.'s by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of certain organizations, including the Depositor and the Underwriter.

The Bylaws of the Company (Article IV, Section 1) provide that:

Each person who is or was a director, officer or employee of the corporation or is or was serving at the request of the corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executors, administrators or estate of such person) shall be indemnified by the corporation as of right to the full extent permitted or authorized by the laws of the State of Missouri, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expenses (including attorney's fees) asserted or threatened against and incurred by such person in his capacity as or arising out of his status as a director, officer or employee of the corporation or if serving at the request of the corporation, as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under any other bylaw or under any agreement, vote of shareholders or disinterested directors or otherwise, and shall not limit in any way any right which the corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

   (a) MetLife Investors Distribution Company is the principal underwriter for the following investment companies (other than Registrant):

MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance
MetLife of CT Separate Account Eleven for Variable Annuities
Metropolitan Life Variable Annuity Separate Account II

Met Investors Series Trust
MetLife Investors Variable Life Account One

MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account Twenty-Six
Security Equity Separate Account Twenty-Seven
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund

   (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are the Officers and Directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.


NAME AND PRINCIPAL BUSINESS ADDRESS    POSITIONS AND OFFICES WITH UNDERWRITER
-----------------------------------    ---------------------------------------

Elizabeth M. Forget                    Executive Vice President and Director
1095 Avenue of the Americas
New York, NY 10036

Paul A. LaPiana                        Executive Vice President, National
501 Route 22                           Sales Manager-Life and Director
Bridgewater, NJ 08807

Mark E. Rosenthal                      President
5 Park Plaza
Suite 1900
Irvine, CA 92614

John G. Martinez                       Vice President and Chief Financial
18210 Crane Nest Drive                 Officer
Tampa, FL 33647

Andrew G. Aiello                       Senior Vice President, Channel
5 Park Plaza                           Head-National Accounts
Suite 1900
Irvine, CA 92614

Jay S. Kaduson                         Senior Vice President
10 Park Avenue
Morristown, NJ 07962

Marlene B. Debel                       Treasurer
1095 Avenue of the Americas
New York, NY 10036

Debora L. Buffington                   Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614

Rashid Ismail                          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

David DeCarlo                          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paul M. Kos                            Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Cathy Sturdivant                       Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

Paulina Vakouros                       Vice President
1095 Avenue of the Americas
New York, NY 10036

Craig W. Markham                       Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128

Isaac Torres                           Secretary
1095 Avenue of the Americas
New York, NY 10036

   (c) Compensation From the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


           (1)                     (2)                (3)             (4)          (5)
                                                Compensation on
                                                     Events
                                                Occasioning the
                            Net Underwriting     Deduction of a
    Name of Principal         Discounts and      Deferred Sales    Brokerage     Other
       Underwriter             Commissions            Load        Commissions Compensation
MetLife Investors
  Distribution Company         $54,914,768            $ 0             $ 0          $ 0


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

   The following companies will maintain possession of the documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

     (a) Registrant
     (b) MetLife Annuity Operations, 27000 Westown Parkway, Bldg. 4, Suite 200, West Des Moines, IA 50266
     (c) State Street Bank & Trust Company, 225 Franklin Street, Boston, MA
         02110
     (d) MetLife Investors Distribution Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614
     (e) MetLife Investors Insurance Company, 5 Park Plaza, Suite 1900, Irvine, CA 92614
     (f) Metropolitan Life Insurance Company, 18210 Crane Nest Drive, Tampa, FL 33647
     (g) Metropolitan Life Insurance Company, 501 Boylston Street, Boston, MA 02116
     (h) Metropolitan Life Insurance Company, 200 Park Avenue, New York, NY
         10166
     (i) General American Life Insurance Company, 13045 Tesson Ferry Road, St. Louis, MO 63128 (with respect to the Guarantee Agreement only)

ITEM 31. MANAGEMENT SERVICES

Not Applicable.

ITEM 32. UNDERTAKINGS

   a. Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen
(16) months old for so long as payment under the variable annuity contracts may be accepted.

   b. Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   c. Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

   d. MetLife Investors Insurance Company ("Company") hereby represents that the fees and charges deducted under the Contracts described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by the Company.

   e. During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

   These significant events include: (i) termination of the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee;
(ii) a default under the Guarantee that has a material adverse effect on the contract owner's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

   Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited financial statements of the Guarantor in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

   During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain the annual audited financial statements of the Guarantor, free of charge upon a contract owner's request.

                                REPRESENTATIONS

   The Company hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

   1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of the potential participants;

   4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and Commonwealth of Massachusetts, on this 23rd day of April, 2013.


                         METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE
                           (Registrant)

                         By:  METLIFE INVESTORS INSURANCE COMPANY

                         By:  /s/ KAREN A. JOHNSON
                              -------------------------------
                              Karen A. Johnson
                              Vice President

                         METLIFE INVESTORS INSURANCE COMPANY
                           (Depositor)

                         By:  /s/ KAREN A. JOHNSON
                              -------------------------------
                              Karen A. Johnson
                              Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 23, 2013.



/s/ Eric T. Steigerwalt *      Chairman of the Board, President, Chief
-----------------------------  Executive Officer and Director
Eric T. Steigerwalt

/s/ Elizabeth M. Forget *      Executive Vice President and Director
-----------------------------
Elizabeth M. Forget

/s/ Peter M. Carlson *         Executive Vice President and Chief Accounting
-----------------------------  Officer
Peter M. Carlson

/s/ James J. Reilly *          Vice President-Finance (principal financial
----------------------------- officer and principal accounting officer) James J. Reilly

/s/ Jay S. Kaduson *           Vice President and Director
-----------------------------
Jay S. Kaduson

/s/ Mark E. Rosenthal *        Vice President and Director
-----------------------------
Mark E. Rosenthal

/s/ Susan A. Buffum *          Director
-----------------------------
Susan A. Buffum

/s/ Stephen M. Kessler *       Director
-----------------------------
Stephen M. Kessler

/s/ Lisa S. Kuklinski *        Director
-----------------------------
Lisa S. Kuklinski



                                 By:  /s/ JOHN E. CONNOLLY, JR.
                                      -----------------------------------
                                      John E. Connolly, Jr.,
                                      Attorney-in-Fact
                                      April 23, 2013

--------

* MetLife Investors Insurance Company. Executed by John E. Connolly, Jr., on behalf of those indicated pursuant to powers of attorney filed herewith.

                                  SIGNATURES


As required by the Securities Act of 1933, General American Life Insurance Company has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Boston, and Commonwealth of Massachusetts, on this 23rd day of April, 2013.


                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                     (Guarantor)

                                   By:  /s/ KAREN A. JOHNSON
                                        -----------------------------------
                                        Karen A. Johnson
                                        Vice President


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 23rd, 2013.



/s/ Eric T. Steigerwalt*       Chairman of the Board, President, Chief
-----------------------------  Executive Officer and Director
Eric T. Steigerwalt

/s/ Peter M. Carlson*          Executive Vice President, Chief Accounting
-----------------------------  Officer and Director
Peter M. Carlson

/s/ Kimberly A. Berwanger*     Director
-----------------------------
Kimberly A. Berwanger

/s/ Elizabeth M. Forget*       Director
-----------------------------
Elizabeth M. Forget

/s/ Anne Belden*               Vice President-Finance (principal financial
-----------------------------  officer)
Anne Belden

/s/ Paul G. Cellupica*         Director
-----------------------------
Paul G. Cellupica

/s/ Michael P. Harwood*        Director
-----------------------------
Michael P. Harwood

/s/ Paul A. LaPiana*           Director
-----------------------------
Paul A. LaPiana

/s/ Gene L. Lunman*            Director
-----------------------------
Gene L. Lunman

/s/ Stanley J. Talbi*          Director
-----------------------------
Stanley J. Talbi



                                 By:  /s/ JOHN E. CONNOLLY, JR.
                                      -----------------------------------
                                      John E. Connolly, Jr.,
                                      Attorney-in-Fact
                                      April 23, 2013

--------

* General American Life Insurance Company. Executed by John E. Connolly, Jr., on behalf of those indicated pursuant to powers of attorney filed herewith.

                               INDEX TO EXHIBITS



Ex-99.3(ii)  Master Retail Sales Agreement (MLIDC) (9-2012)

EX-99.10(i)  Consent of Independent Registered Public Accounting Firm
             (Deloitte & Touche LLP) for the Depositor, the Registrant and the Guarantor

EX-99.10(ii) Consent of Independent Registered Public Accounting Firm
             (Deloitte & Touche LLP) for MetLife, Inc.

Ex-99.13(i)  Powers of Attorney MetLife Investors Insurance Company

Ex-99.13(ii) Powers of Attorney General American Life Insurance Company